UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2023

FOCUS FINANCIAL PARTNERS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38604	47-4780811
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

875 Third Avenue, 28th Floor
New York, NY 10022
(Address of principal executive offices)
(Zip Code)

(646) 519-2456
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	FOCS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Merger Agreement

On February 27, 2023 (the “Execution Date”), Focus Financial Partners Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Ferdinand FFP Acquisition, LLC, a Delaware limited liability company (“Parent”) that is affiliated with Clayton, Dubilier & Rice, LLC (“CD&R”) and Stone Point Capital LLC (“Stone Point”), Ferdinand FFP Merger Sub 1, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Company Merger Sub”), Ferdinand FFP Merger Sub 2, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Parent (“LLC Merger Sub”, and collectively with Company Merger Sub, “Merger Subs”), and Focus Financial Partners, LLC, a Delaware limited liability company and a subsidiary of the Company (“Focus LLC”). Capitalized terms used and not otherwise defined herein have the meaning set forth in the Merger Agreement, which is attached hereto as Exhibit 2.1.

Upon the terms and subject to the conditions set forth in the Merger Agreement, (a) LLC Merger Sub will merge with and into Focus LLC (the “LLC Merger”), with Focus LLC surviving the LLC Merger and (b) Company Merger Sub will merge with and into the Company (the “Company Merger” and, collectively with the LLC Merger, the “Mergers”), with the Company surviving the Company Merger.

At the effective time of the Company Merger (the “Company Merger Effective Time”), (a) each share of Class A common stock, par value $0.01 per share, of the Company (“Class A Common Stock”) issued and outstanding immediately prior to the Company Merger Effective Time, other than Excluded Shares, will be converted into the right to receive $53 per share of Class A Common Stock in cash, without interest (the “Merger Consideration”), and (b) each share of Class B common stock, par value $0.01 per share of the Company (“Class B Common Stock” and together with the Class A Common Stock, the “Company Stock”) issued and outstanding immediately prior to the Company Merger Effective Time will automatically be cancelled and cease to exist. At the effective time of the LLC Merger (the “LLC Merger Effective Time”), each of the Common Units and Incentive Units of Focus LLC (each, a “Focus LLC Unit”) issued and outstanding immediately prior to the LLC Merger Effective Time and after the Vested Units Exchanges, other than (i) the Rollover Units and any other Focus LLC Units owned by Parent and (ii) the Focus LLC Units owned by the Company or any of its wholly owned subsidiaries, will be cancelled and forfeited for no consideration.

At the Company Merger Effective Time, (a) each then outstanding option to purchase shares of Company Stock (a “Company Option”) that is vested and has a per share exercise price that is less than the Merger Consideration immediately prior to the Company Merger Effective Time, will be cancelled and converted into the right to receive an amount in cash equal to the product of (i) the number of shares of Company Stock subject to the Company Option immediately prior to the Company Merger Effective Time multiplied by (ii) the excess, if any, of (A) the Merger Consideration over (B) the exercise price per share of Company Stock of such Company Option (the “Option Consideration”), (b) each then outstanding Company Option that is unvested and has a per share exercise price that is less than the Merger Consideration immediately prior to the Company Merger Effective Time will be cancelled and converted into a Contingent Cash Award equal to the Option Consideration with respect to such Company Option, (c) each Company Option (whether vested or unvested) that has a per share exercise price equal to or greater than the Merger Consideration will be cancelled for no consideration, and (d) each then outstanding restricted stock unit award corresponding to shares of Company Stock (a “Company RSU”) that is unvested immediately prior to the Company Merger Effective Time will be cancelled and converted into a Contingent Cash Award in an amount equal to the product of (i) the number of shares of Company Stock corresponding to such Company RSU immediately prior to the Company Merger Effective Time, and by (ii) the Merger Consideration.

Immediately prior to and conditioned upon the LLC Merger Effective Time, the Company will require each member of Focus LLC (other than the Company and its wholly-owned subsidiaries and Parent) to effect an Exchange (as defined in the Fourth Amended and Restated Operating Agreement of Focus LLC, dated as of July 30, 2018, as amended (the “Focus LLC Agreement”)) of all outstanding Vested Common Units held by such member (including, with respect to each such member who holds Vested Incentive Units, the applicable number of Vested Common Units received as a result of the conversion (based on the IU Conversion Ratio) of Vested Incentive Units held by such member that have a Hurdle Amount that is less than the Merger Consideration), other than the Rollover Units, together with, as applicable, the surrender for cancellation of the corresponding number of shares of Class B Common Stock, in accordance with the Focus LLC Agreement (the “Vested Units Exchanges”). Also on the date of the Closing and prior to the LLC Merger Effective Time, each Incentive Unit, whether a Vested Incentive Unit or unvested Incentive Unit, that has a Hurdle Amount that is equal to or greater than the Merger Consideration shall, automatically and without any action on the part of Focus LLC, Parent, the Company, or the holder thereof, be cancelled for no consideration.

2

At the Company Merger Effective Time, each outstanding unvested Common Unit held by a member of Focus LLC (other than the Company and its wholly owned Subsidiaries or Parent) (including, with respect to each such member who holds unvested Incentive Units, each unvested Common Unit received as a result of the conversion (based on the IU Conversion Ratio) of unvested Incentive Units held by such member that have a Hurdle Amount that is less than the Merger Consideration) shall automatically be cancelled and converted into a Contingent Cash Award equal to the Merger Consideration, which Contingent Cash Award will vest and become payable pursuant to the same vesting schedule applicable to the corresponding unvested Common Unit or Incentive Unit, as applicable.

A special committee (the “Special Committee”) of the board of directors of the Company (the “Company Board”), comprised solely of disinterested and independent members of the Company Board, unanimously recommended that the Company Board approve and declare advisable the Merger Agreement and the transactions contemplated thereby, including the Mergers, and that, subject to Company Board approval, the Company Board recommend that the stockholders of the Company vote in favor of adoption of the Merger Agreement. The Company Board, acting on the recommendation of the Special Committee, unanimously recommended that the stockholders of the Company vote in favor of adoption of the Merger Agreement. Both the Special Committee and the Company Board determined that the Merger Agreement and the transactions contemplated thereby, including the Mergers, are fair to, and in the best interests of, the Company and its stockholders other than CD&R, Stone Point and certain of their affiliates and portfolio companies and persons who are “officers” of the Company within the meaning of Rule 16a-1(f) of the Exchange Act.

Consummation of the Mergers is subject to the satisfaction or, if permitted by law, waiver by Parent, the Company or both of a number of conditions, including among other customary closing conditions that (a) the adoption of the Merger Agreement by the affirmative vote of (i) the holders of a majority in voting power of the outstanding shares of Company Stock, voting together as a single class, and entitled to vote thereon and (ii) the holders of a majority in voting power of the outstanding shares of Company Stock, voting together as a single class, held by the stockholders other than CD&R, Stone Point and certain of their affiliates and portfolio companies and persons who are “officers” of the Company within the meaning of Rule 16a-1(f) of the Exchange Act (clauses (i) and (ii), collectively, the “Requisite Company Stockholder Approvals”), (b) the waiting period applicable to the consummation of the Mergers under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 has expired or been terminated and the necessary approvals, clearances or expirations of waiting periods under certain other antitrust, foreign direct investment and other laws have been obtained or deemed obtained as a result of the expiry of applicable waiting periods, (c) no court or other governmental authority has enacted, announced, issued, promulgated, enforced or entered into any law that restrains, enjoins, renders illegal or otherwise prohibits consummation of the Mergers and (d) the absence of a material adverse effect since the date of the Merger Agreement. Moreover, each party’s obligation to consummate the Mergers is subject to certain other conditions, including the accuracy of the other party’s representations and warranties (subject to certain materiality qualifiers) and the other party’s compliance with its covenants and agreements contained in the Merger Agreement (subject to certain materiality qualifiers).

The Company has made various representations and warranties and agreed to certain covenants in the Merger Agreement, including covenants relating to the Company’s conduct of its business between the date of the Merger Agreement and the earlier of the date on which the closing of the Mergers (“Closing”) occurs and the termination of the Merger Agreement and other matters.

The Merger Agreement contains a “go-shop” covenant permitting the Company to solicit Acquisition Proposals from Third Persons during the period beginning on the Execution Date and continuing until (a) 11:59 p.m. Eastern Time on April 8, 2023 (the “No-Shop Period Start Date”) for any Person or “group” who is not an Excluded Party, or (b) in respect of any Excluded Party, the earlier of (i) 11:59 p.m. Eastern Time on April 18, 2023 (the “Cut-Off Time”) and (ii) the time that such Excluded Party otherwise ceases to be an Excluded Party in accordance with the definition of “Excluded Party” in the Merger Agreement. From the No-Shop Period Start Date (or, with respect to an Excluded Party, the Cut-Off Time) until the earlier of the termination of the Merger Agreement and the Company Merger Effective Time, the Company has agreed not to solicit alternative Acquisition Proposals from third parties or provide information to, and participate in discussions and engage in negotiations with, third parties regarding any alternative Acquisition Proposals, subject to certain exceptions to permit the Company’s Board of Directors to comply with its fiduciary obligations. Notwithstanding the commencement of the No-Shop Period Start Date, the Company may continue to engage in certain activities with respect to any Excluded Party, including with respect to any amended or modified Acquisition Proposal submitted by any Excluded Party following the No-Shop Period Start Date until the earlier of (i) the Cut-Off Time and (ii) the time that such Person ceases to be an Excluded Party. Prior to the receipt of the Requisite Company Stockholder Approvals, subject to satisfaction of certain conditions and under the circumstances specified in the Merger Agreement, either the Company Board (acting on the recommendation of the Special Committee) or the Special Committee may effect a Change of Recommendation (a) in response to a bona fide written Acquisition Proposal that did not arise from a breach of the non-solicitation provisions set forth in the Merger Agreement, if the Company Board (acting on the recommendation of the Special Committee) or the Special Committee determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal is a Superior Proposal or (b) in response to an Intervening Event, if the Company Board (acting on the recommendation of the Special Committee) or the Special Committee determines in good faith, after consultation with its financial advisors and outside legal counsel, that a failure to effect a Change of Recommendation would be reasonably likely to be inconsistent with its fiduciary obligations under applicable law.

3

The Merger Agreement contains certain termination rights for the parties, including the right of either party, subject to specified limitations, to terminate the Merger Agreement if the Mergers are not consummated on or before November 27, 2023. The Merger Agreement also provides that upon termination of the Merger Agreement in specified circumstances including termination by the Company to accept and enter into a definitive agreement with respect to a Superior Proposal or termination by Parent following a Change of Recommendation, or the occurrence of other, customary circumstances, the Company must pay Parent a termination fee of $150,350,000. If the Company terminates the Merger Agreement to accept a Superior Proposal with (a) an Excluded Party prior to the Cut-Off Time or (b) any Person prior to the No-Shop Period Start Date, then the termination fee would be $69,392,000.

Certain investment funds affiliated with or managed by CD&R and Stone Point (such funds, the “Guarantors”) have delivered to the Company (a) limited guarantees in favor of the Company and pursuant to which the Guarantors are guaranteeing certain obligations of Parent and Merger Subs in connection with the Merger Agreement and (b) executed commitment letters between Parent and each of the Guarantors pursuant to which the Guarantors have, together, committed to invest sufficient funds in Parent to finance the Merger Consideration, the Option Consideration and the Closing TRA Payoff Amount.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent or Merger Subs or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Support Agreement

As a condition and inducement to Parent’s willingness to enter into the Merger Agreement and concurrently with the execution and delivery of the Merger Agreement, certain investment funds affiliated with or managed by Stone Point that own shares of Company Stock (the “Stone Point Stockholders”), the Company and Parent entered into a support agreement pursuant to which, among other things, the Stone Point Stockholders have agreed to support the transactions contemplated by the Merger Agreement and vote in favor of the matters to be submitted to the Company’s stockholders in connection with the Mergers, refrain from soliciting or supporting other Acquisition Proposals and contribute, directly or indirectly, and immediately prior to the Vested Units Exchanges, a portion of the shares of Company Stock and Focus LLC Units held by them to an indirect sole owner of Parent in exchange for certain equity interests of such owner of Parent, on the terms and subject to the conditions set forth in the Support Agreement and thereafter such Company Stock and Focus LLC Units shall be contributed to Parent.

The Support Agreement will terminate upon the earliest to occur of the Closing, the valid termination of the Merger Agreement in accordance with its terms, an amendment to the Merger Agreement without the prior written consent of the Stone Point Stockholders that reduces the amount of the Merger Consideration or changes the form of the Merger Consideration or the written consent of the parties.

4

The foregoing description of the Support Agreement does not purport to be complete and is qualified in its entirety by reference to the Support Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

TRA Waiver and Exchange Agreement

Concurrently with the execution and delivery of the Merger Agreement, the Company and Parent entered into agreements with each of the Stone Point Stockholders and certain members of the Company’s senior leadership team regarding the terms and conditions for the satisfaction of the Company’s obligations to such Persons pursuant to the Tax Receivable Agreements (the “TRA Waiver and Exchange Agreements”). Under the terms of the Tax Receivable Agreements, a Change of Control (as defined under the Tax Receivable Agreements, which includes the occurence of certain mergers and consolidations, including the Company Merger) will result in a lump-sum payment generally equal to the present value of hypothetical future payments that would be made by the Company for certain tax benefits, calculated using particular assumptions specified in the Tax Receivable Agreements (the “TRA Payoff Amount”). Under the TRA Waiver and Exchange Agreements, each of the Stone Point Stockholders and each of such members of the Company’s senior leadership team agreed to receive their portion of the TRA Payoff Amount in the form of a promissory note at Closing with a principal amount equal to their respective portion of the TRA Payoff Amount they were otherwise entitled to receive in cash at the Closing. All other parties to the Tax Receivable Agreements will receive their respective portion of the TRA Payoff Amount in cash at the Closing (the “Closing TRA Payoff Amount”).

The foregoing description of the TRA Waiver and Exchange Agreements does not purport to be complete and is qualified in its entirety by reference to a form of the TRA Waiver and Exchange Agreement, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Cautionary Note Concerning Forward-Looking Statements

This report contains certain forward-looking statements that reflect the Company’s current views with respect to certain current and future events. Specific forward-looking statements include, among others, statements regarding the potential benefits of the proposed transaction, the Company’s plans, objectives and expectations and consummation of the proposed transaction. These forward-looking statements are and will be, subject to many risks, uncertainties and factors which may cause future events to be materially different from these forward-looking statements or anything implied therein. These risks and uncertainties include, but are not limited to: the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the proposed transaction that could reduce the anticipated benefits of or cause the parties to abandon the proposed transaction; risks related to the satisfaction of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory approvals or the necessary approvals of the Company’s stockholders) in the anticipated timeframe or at all; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock; disruption from the proposed transaction making it more difficult to maintain business and operational relationships, including retaining and hiring key personnel and partner firm clients and others with whom the Company and its partner firms do business; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction; significant transaction costs; the risk of litigation and/or regulatory actions related to the proposed transaction; global economic conditions; adverse industry and market conditions; the ability to retain management and other personnel; and other economic, business, or competitive factors. Any forward-looking statements in this communication are based upon information available to the Company on the date of this report. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could affect the Company may be found in the Company’s filings with the Securities and Exchange Commission (the “SEC”).

Important Information for Stockholders

The proposed transaction will be submitted to the stockholders of the Company for their consideration. In connection with the proposed transaction, the Company will file a proxy statement and other materials with the SEC, and the Company, affiliates of Stone Point and affiliates of CD&R will jointly file a transaction statement on Schedule 13e-3 (the “Schedule 13e-3”). In addition, the Company may also file other relevant documents with the SEC regarding the proposed transaction. After the proxy statement and the Schedule 13e-3 has been cleared by the SEC, a definitive proxy statement, Schedule 13e-3 and WHITE proxy card will be mailed to the stockholders of the Company.

5

INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT, SCHEDULE 13E-3 (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and stockholders may obtain a free copy of the proxy statement(s) (when available) and other documents filed with the SEC by the Company, at the Company’s website, www.focusfinancialpartners.com, or at the SEC’s website, www.sec.gov. The proxy statement, Schedule 13e-3 and other relevant documents may also be obtained for free from the Company by writing to Focus Financial Partners Inc., 875 Third Avenue, 28th Floor, New York, NY 10022, Attention: Investor Relations.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Proxy Statement on Schedule 14A for the 2022 annual meeting of the Company’s stockholders, which was filed with the SEC on April 14, 2022 and in other documents filed by the Company with the SEC. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of February 27, 2023, by and among Focus Financial Partners Inc., Ferdinand FFP Acquisition, LLC, Ferdinand FFP Merger Sub 1, Inc., Ferdinand FFP Merger Sub 2, LLC, and Focus Financial Partners, LLC.
10.1	Support Agreement, dated as of February 27, 2023, by and among Trident FFP L.P., Trident VI, L.P., Trident VI Parallel Fund, L.P., Trident VI DE Parallel Fund, L.P., the Company, Parent and certain affiliates of Parent.
10.2	Form of TRA Waiver and Exchange Agreement
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the inline XBRL document.

* Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC.

6

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOCUS FINANCIAL PARTNERS INC.

By:	/s/ J. Russell McGranahan
J. Russell McGranahan
General Counsel

Dated: February 28, 2023

7

Exhibit 2.1

Execution Version

AGREEMENT AND PLAN OF MERGER

by and among

FERDINAND FFP ACQUISITION, LLC,

FERDINAND FFP MERGER SUB 1, INC.

FERDINAND FFP MERGER SUB 2, LLC

FOCUS FINANCIAL PARTNERS, LLC

and

FOCUS FINANCIAL PARTNERS INC.
Dated as of February 27, 2023

TABLE OF CONTENTS

Page

Article I The Exchanges; the Mergers; Closing; Effective Times		3
1.1.	The Exchanges	3
1.2.	The Mergers	4
1.3.	Closing	5
1.4.	Effective Times	5

Article II Organizational Documents of the Surviving Corporation and the Surviving LLC		6
2.1.	Certificate of Formation of the Surviving LLC	6
2.2.	LLCA of the Surviving LLC	6
2.3.	Certificate of Incorporation of the Surviving Corporation	6
2.4.	Bylaws of the Surviving Corporation	6

Article III Directors and Officers of the Surviving Corporation and the Surviving LLC		6
3.1.	Directors of the Surviving Corporation	6
3.2.	Officers of the Surviving Corporation	7
3.3.	Officers of the Surviving LLC	7

Article IV Effect of the Mergers; Exchange of Shares		7
4.1.	Rollover Shares	7
4.2.	Effect of the Company Merger; Conversion of Securities	7
4.3.	Effect of the LLC Merger; Conversion of Securities	8
4.4.	Exchange of Shares	9
4.5.	Treatment of Company Equity Awards	12
4.6.	Adjustments to Prevent Dilution	13

Article V Representations and Warranties		13
5.1.	Representations and Warranties of the Company	13
5.2.	Representations and Warranties of Parent and Merger Subs	45

Article VI Covenants		49
6.1.	Interim Operations	49
6.2.	Acquisition Proposals; Change of Recommendation	56
6.3.	Proxy Statement Filing; Schedule 13e-3; Information Supplied	62
6.4.	Company Stockholders Meeting	64
6.5.	Efforts; Cooperation; Antitrust Matters	64
6.6.	Information; Access and Reports	67
6.7.	Stock Exchange Delisting	68
6.8.	Publicity	68
6.9.	Employee Benefits	69
6.10.	Expenses	70

i

6.11.	Indemnification; Directors’ and Officers’ Insurance	71
6.12.	Stockholder Litigation	73
6.13.	Equity Financing	74
6.14.	Other Actions by the Company	75
6.15.	Obligations of Parent	75
6.16.	Tax Matters	76
6.17.	Tax Receivable Agreements Payoff	77
6.18.	Cooperation with Debt Financing	78
6.19.	Client Notices and Consents	84
6.20.	FINRA and State BD Approvals	87
6.21.	FIRPTA Certificate and IRS Form	87
6.22.	Notification of Certain Matters	88
6.23.	Transfer Restrictions	88
6.24.	Topco Board	88

Article VII Conditions		89
7.1.	Conditions to Each Party’s Obligation to Effect the Mergers	89
7.2.	Conditions to Obligations of Parent and Merger Subs	89
7.3.	Conditions to Obligation of the Company	91

Article VIII Termination		91
8.1.	Termination	91
8.2.	Effect of Termination and Abandonment	93

Article IX Miscellaneous and General		95
9.1.	Survival	95
9.2.	Modification or Amendment	96
9.3.	Waiver	96
9.4.	Counterparts	96
9.5.	Governing Law and Venue; Waiver of Jury Trial; Specific Performance	97
9.6.	Notices	98
9.7.	Entire Agreement	101
9.8.	No Third-Party Beneficiaries	101
9.9.	Special Committee Approval	102
9.10.	Obligations of Parent and of the Company	102
9.11.	Transfer Taxes	102
9.12.	Definitions	102
9.13.	Severability	102
9.14.	Interpretation; Construction	103
9.15.	Successors and Assigns	103
9.16.	No Recourse	104
9.17.	Necessary Further Actions	104
9.18.	No Liability for Financing Sources	104

ii

Annex A	Defined Terms
Exhibit A	Form of Support Agreement	Exhibit A
Exhibit B	Form of Exchange Notice	Exhibit B
Exhibit C	Certificate of Incorporation of the Surviving Company	Exhibit C
Exhibit D-1	Form of Affirmative Consent Notice	Exhibit D-1
Exhibit D-2	Form of Negative Consent Notice	Exhibit D-2

iii

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of February 27, 2023, is by and among Ferdinand FFP Acquisition, LLC, a Delaware limited liability company (“Parent”), Ferdinand FFP Merger Sub 1, Inc., a Delaware corporation and a wholly-owned Subsidiary of Parent (“Company Merger Sub”), Ferdinand FFP Merger Sub 2, LLC, a Delaware limited liability company and a wholly-owned Subsidiary of Parent (“LLC Merger Sub”, and collectively with Company Merger Sub, “Merger Subs”), Focus Financial Partners Inc., a Delaware corporation (the “Company”), and Focus Financial Partners, LLC, a Delaware limited liability company (“Focus LLC”). Parent, the Company and Merger Subs are referred to herein as the “Parties” and each, a “Party.”

RECITALS

WHEREAS, the Parties intend that, on the terms and subject to the conditions set forth in this Agreement, (a) LLC Merger Sub shall merge with and into Focus LLC (the “LLC Merger”), with Focus LLC surviving the LLC Merger, pursuant to and in accordance with the provisions of the Delaware Limited Liability Company Act, as may be amended from time to time (the “DLLCA”), and (b) immediately following the LLC Merger, Company Merger Sub shall merge with and into the Company (the “Company Merger”, and collectively with the LLC Merger, the “Mergers”), with the Company surviving the Company Merger, pursuant to and in accordance with the provisions of the General Corporation Law of the State of Delaware, as may be amended from time to time (the “DGCL”);

WHEREAS, the sole member and manager of Parent has unanimously approved and declared advisable this Agreement and the transactions contemplated hereby;

WHEREAS, the board of directors of Company Merger Sub has unanimously (i) determined that the Company Merger is fair to, and in the best interests of, Company Merger Sub and its sole stockholder, (ii) approved and declared advisable this Agreement and the Company Merger and any other transactions contemplated hereby, (iii) directed that the adoption of this Agreement be submitted to a vote of Parent in its capacity as Company Merger Sub’s sole stockholder, and (iv) resolved to recommend that Parent vote in favor of the adoption of this Agreement in accordance with the DGCL;

WHEREAS, Parent, as the sole member and manager of LLC Merger Sub, has (i) determined that the LLC Merger is fair to, and in the best interests of, LLC Merger Sub and (ii) approved and declared advisable this Agreement and the LLC Merger and any other transactions contemplated hereby;

WHEREAS, immediately following the execution and delivery of this Agreement, Parent, in its capacity as the sole stockholder of Company Merger Sub, will execute and deliver to Company Merger Sub (with a copy also sent to the Company) a written consent adopting this Agreement in accordance with the DGCL;

WHEREAS, the board of directors of the Company (the “Company Board”) has established a special committee of the Company Board (the “Special Committee”), comprised solely of disinterested and independent members of the Company Board, and empowered the Special Committee to, among other things, (i) review, evaluate and negotiate a potential transaction involving the acquisition by certain Affiliates of Clayton, Dubilier & Rice, LLC (“CD&R”) of all of the outstanding shares of Company Stock (including all of the equity of Focus LLC) in a cash merger transaction or any alternative to such potential transaction, and (ii) to make a recommendation to the Company Board as to what action, if any, should be taken by the Company Board with respect to the foregoing;

WHEREAS, the Special Committee has unanimously (i) determined that this Agreement and the transactions contemplated hereby, including the Mergers, are fair to, and in the best interests of, the Company and the Unaffiliated Stockholders, (ii) recommended that the Company Board approve and declare advisable this Agreement and the transactions contemplated hereby, including the Mergers, and determine that this Agreement and the transactions contemplated hereby, including the Mergers, are fair to, and in the best interests of, the Company and the Unaffiliated Stockholders and (iii) recommended that, subject to Company Board approval, the Company Board submit this Agreement to the stockholders of the Company for their adoption and recommend that the stockholders of the Company vote in favor of the adoption of this Agreement;

WHEREAS, the Company Board (acting on the recommendation of the Special Committee) has by unanimous vote (i) determined that this Agreement and the transactions contemplated hereby, including the Mergers, are fair to, and in the best interests of, the Company and its stockholders, including the Unaffiliated Stockholders, (ii) approved and declared advisable this Agreement and the transactions contemplated hereby, including the Mergers, (iii) approved the execution and delivery of this Agreement, the performance by the Company of its covenants and other obligations contained herein and the consummation of the Mergers and the other transactions contemplated hereby upon the terms and subject to the conditions contained herein, (iv) directed that the adoption of this Agreement be submitted to a vote of the stockholders of the Company at a meeting of the stockholders of the Company and (v) recommended that the stockholders of the Company vote in favor of the adoption of this Agreement;

WHEREAS, the Company, in its capacity as Managing Member (as defined in the Focus LLC Agreement) of Focus LLC and owner of a majority of the outstanding Focus LLC Units, has (i) determined that the LLC Merger is fair to, and in the best interests of, Focus LLC, (ii) approved and declared advisable this Agreement and the LLC Merger and any other transactions contemplated hereby and (iii) approved the execution and delivery of this Agreement, the performance by Focus LLC of its covenants and other obligations contained herein and the consummation of the LLC Merger and the other transactions contemplated hereby upon the terms and subject to the conditions contained herein.

WHEREAS, as a condition and inducement to the Company’s willingness to enter into this Agreement, Parent and Merger Subs have delivered to the Company concurrently with the execution of this Agreement (i) limited guarantees (the “Guarantees”) from Clayton, Dubilier & Rice Fund XII, L.P., a Cayman Islands exempted limited partnership, and Trident IX, L.P., a Cayman Islands exempted limited partnership, Trident IX Parallel Fund, L.P., a Cayman Islands exempted limited partnership, and Trident IX Professionals Fund, L.P., a Cayman Islands exempted limited partnership (collectively, the “Guarantors”), in favor of the Company and pursuant to which, subject to the terms and conditions contained therein, the Guarantors are guaranteeing certain obligations of Parent and Merger Subs in connection with this Agreement; and (ii) the Equity Commitment Letters;

WHEREAS, as a condition and inducement to the Parent’s willingness to enter into this Agreement and concurrently with the execution and delivery of this Agreement, Trident VI, L.P., a Cayman Islands exempted limited partnership, Trident VI Parallel Fund, L.P., a Cayman Islands exempted limited partnership, and Trident VI DE Parallel Fund, L.P., a Delaware limited partnership (collectively, the “Existing Stockholders”), the Company and Parent and certain Affiliates of Parent have entered into a support agreement in connection with the transactions contemplated hereby in the form attached hereto as Exhibit A (the “Support Agreement”), pursuant to which, among other things, the Existing Stockholders have agreed to contribute, directly or indirectly, and immediately prior to the Closing, a portion of the shares of Company Stock and Focus LLC Units held by them to Parent (or any direct or indirect parent company thereof), on the terms and subject to the conditions set forth in the Support Agreement;

WHEREAS, concurrently with the execution and delivery of this Agreement, the Company, Parent and certain of the parties to the Tax Receivable Agreements are entering into agreements regarding the terms and conditions for the satisfaction of the Company’s obligations to such Persons pursuant to the Tax Receivable Agreements (the “TRA Holder Agreements”); and

WHEREAS, Parent, Merger Subs and the Company desire to make certain representations, warranties, covenants and agreements in connection with this Agreement and to set forth certain conditions to the Mergers.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements set forth in this Agreement, the Parties, intending to be legally bound, agree as follows:

Article I
The Exchanges; the Mergers; Closing; Effective Times

1.1.            The Exchanges.

(a)               Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date (which shall constitute the “Change of Control Exchange Date” as defined in the Focus LLC Agreement), following the Rollover and immediately prior to and conditioned upon the LLC Merger Effective Time, the Company shall require each member of Focus LLC (other than the Company and its wholly owned Subsidiaries and Parent) to effect an Exchange (as defined in the Focus LLC Agreement) of all outstanding Vested Common Units held by such member (including, with respect to each such member who holds Vested Incentive Units, the applicable number of Vested Common Units received as a result of the conversion (based on the IU Conversion Ratio (as defined in the Focus LLC Agreement)) of Vested Incentive Units held by such member that have a Hurdle Amount (as defined in the Focus LLC Agreement) that is less than the Merger Consideration), other than the Rollover Units, together with, as applicable, the surrender for cancellation of corresponding number of shares of Class B Common Stock in accordance with Section 3.8 of the Focus LLC Agreement (the “Vested Units Exchanges”).

(b)               At the Company Merger Effective Time, each then outstanding unvested Common Unit held by a member of Focus LLC (other than the Company and its wholly owned Subsidiaries or Parent) (including, with respect to each such member who holds unvested Incentive Units, each unvested Common Unit received as a result of the conversion (based on the IU Conversion Ratio) of unvested Incentive Units held by such member that have a Hurdle Amount that is less than the Merger Consideration) shall automatically be cancelled and converted into a Contingent Cash Award in an amount equal to the amount that would be payable pursuant to Section 4.5 if such unvested Common Unit were a Company Restricted Share.

(c)               On the Closing Date, following the Rollover and prior to the Company Merger Effective Time and the LLC Merger Effective Time, each Incentive Unit, whether a Vested Incentive Unit or unvested Incentive Unit, that has a Hurdle Amount that is equal to or greater than the Merger Consideration shall, automatically and without any action on the part of Focus LLC, Parent, the Company, or the holder thereof, be cancelled for no consideration.

(d)               The Company shall, and shall cause Focus LLC to, take such other actions as are necessary or desirable to permit and effect the Vested Units Exchanges and otherwise give effect to the treatment of the Common Units and Incentive Units contemplated by this Section 1.1 and Section 4.5 on the Closing Date, including the cancellation of each Incentive Unit that has a Hurdle Amount that is equal to or greater than the Merger Consideration. No later than the fifth Business Day following the date hereof, the Company shall cause Focus LLC to deliver a written notice of a PubCo Approved Change of Control (as defined in the Focus LLC Agreement), in the form attached hereto as Exhibit B, to members of Focus LLC in accordance with Section 3.8 of the Focus LLC Agreement (such notice shall specify that any Focus LLC Units held by Parent or any of its Affiliates at the time of the Vested Units Exchanges and any Rollover Units shall not be subject to the Vested Units Exchanges). For the avoidance of doubt, the Vested Units Exchanges shall not be effective if the Mergers are not consummated in accordance with the terms hereof.

1.2.            The Mergers.

(a)               Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DLLCA, following the consummation of the Vested Units Exchanges and in connection with the consummation of the Rollover, LLC Merger Sub shall be merged with and into Focus LLC and the separate limited liability company existence of LLC Merger Sub shall thereupon cease. Focus LLC shall continue as the surviving company of the LLC Merger (sometimes hereinafter referred to as the “Surviving LLC”). From and after the LLC Merger Effective Time, the LLC Merger will have the effects as set forth in this Agreement, the LLC Certificate of Merger and the applicable provisions of the DLLCA. Without limiting the generality of the foregoing, and subject thereto, at the LLC Merger Effective Time all (i) of the property, rights, privileges, powers and franchises of Focus LLC and LLC Merger Sub will vest in the Surviving LLC; and (ii) debts, liabilities and duties of Focus LLC and LLC Merger Sub will become the debts, liabilities and duties of the Surviving LLC.

(b)               Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, immediately following the LLC Merger, Company Merger Sub shall be merged with and into the Company and the separate corporate existence of Company Merger Sub shall thereupon cease. The Company shall continue as the surviving corporation of the Company Merger (sometimes hereinafter referred to as the “Surviving Corporation”). From and after the Company Merger Effective Time, the Company Merger will have the effects as set forth in this Agreement, the Company Certificate of Merger and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Company Merger Effective Time all (i) of the property, rights, privileges, powers and franchises of the Company and Company Merger Sub will vest in the Surviving Corporation; and (ii) debts, liabilities and duties of the Company and Company Merger Sub will become the debts, liabilities and duties of the Surviving Corporation.

1.3.            Closing. Unless otherwise mutually agreed in writing between the Company (with the prior written consent of the Special Committee) and Parent, the closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Vinson & Elkins LLP, 1114 Avenue of the Americas, New York, NY 10036 (or at the request of either Party, by means of a virtual Closing through electronic exchange of documents and signatures), at 9:00 a.m. (New York time) on the third Business Day following the day on which the last to be satisfied or waived (to the extent waivable under applicable Law and this Agreement) of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent waivable under applicable Law and this Agreement) of those conditions) shall be satisfied or waived in accordance with this Agreement; provided, that, notwithstanding the foregoing, the Closing shall not occur until the earlier of (a) a date during the Marketing Period specified by Parent on no fewer than three Business Days’ notice to the Company (unless a shorter period shall be agreed to by Parent and the Company) and (b) the third Business Day following the final day of the Marketing Period (subject, in each case, to the satisfaction or waiver (to the extent waivable under applicable Law and this Agreement) of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent waivable under applicable Law and this Agreement) of those conditions); provided, further, that notwithstanding anything in this Agreement to the contrary, in no event shall Parent be required to consummate the Closing prior to the 60th day following the Notice Date (or such earlier date as provided by Parent to the Company in writing). The date on which the Closing actually occurs is referred to as the “Closing Date.”

1.4.            Effective Times.

(a)               Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date, the Company and Parent will cause the LLC Merger to be consummated by filing all necessary documentation, including a certificate of merger in customary form and substance (the “LLC Certificate of Merger”) to be executed and filed with the Secretary of State of the State of Delaware in accordance with the DLLCA. The LLC Merger shall become effective at the time when the LLC Certificate of Merger has been filed with the Secretary of State of the State of Delaware or at such later time as may be agreed by the Parties (with the prior written consent of the Special Committee) in writing and specified in the LLC Certificate of Merger (the “LLC Merger Effective Time”).

(b)               Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date, the Company and Parent will cause the Company Merger to be consummated by filing all necessary documentation, including a certificate of merger in customary form and substance (the “Company Certificate of Merger”, and collectively with the LLC Certificate of Merger, the “Certificates of Merger”) to be executed and filed with the Secretary of State of the State of Delaware in accordance with the DGCL. The Company Merger shall become effective at the time when the Company Certificate of Merger has been filed with the Secretary of State of the State of Delaware or at such later time as may be agreed by the Parties (with the prior written consent of the Special Committee) in writing and specified in the Company Certificate of Merger (the “Company Merger Effective Time”); provided, that the Company Merger Effective Time shall occur immediately after the LLC Merger Effective Time.

Article II
Organizational Documents of the Surviving Corporation and the Surviving LLC

2.1.            Certificate of Formation of the Surviving LLC. At the LLC Merger Effective Time, the certificate of formation of Focus LLC as in effect immediately prior to the LLC Merger Effective Time shall remain unchanged and shall continue to be the certificate of formation of the Surviving LLC, until thereafter amended as provided therein, as provided by applicable Law and consistent with the obligations set forth in Section 6.11.

2.2.            LLCA of the Surviving LLC. At the LLC Merger Effective Time, the limited liability company agreement of Focus LLC shall be amended and restated in its entirety to read as the limited liability company agreement of LLC Merger Sub read immediately prior to the LLC Merger Effective Time, except that references to LLC Merger Sub’s name shall be replaced with references to “Focus Financial Partners, LLC”, until thereafter amended as provided therein or as provided by applicable Law and consistent with the obligations set forth in Section 6.11.

2.3.            Certificate of Incorporation of the Surviving Corporation. At the Company Merger Effective Time, the certificate of incorporation of Company as in effect immediately prior to the Company Merger Effective Time shall be amended and restated in its entirety to read as set forth in Exhibit C to this Agreement and, as so amended and restated, shall be the certificate of incorporation of the Surviving Corporation (the “Charter”) until thereafter amended as provided therein or as provided by applicable Law and consistent with the obligations set forth in Section 6.11.

2.4.            Bylaws of the Surviving Corporation. At the Company Merger Effective Time, the bylaws of the Company shall be amended and restated in their entirety to read as the bylaws of Company Merger Sub read immediately prior to the Company Merger Effective Time (the “Bylaws”), until thereafter amended as provided therein, by the Charter or as provided by applicable Law and consistent with the obligations set forth in Section 6.11.

Article III
Directors and Officers of the Surviving Corporation and the Surviving LLC

3.1.            Directors of the Surviving Corporation. At the Company Merger Effective Time, the initial directors of the Surviving Corporation will be the directors of Company Merger Sub as of immediately prior to the Company Merger Effective Time, with each to hold office until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DGCL, the Charter and the Bylaws.

3.2.            Officers of the Surviving Corporation. At the Company Merger Effective Time, the initial officers of the Surviving Corporation will be the officers of the Company as of immediately prior to the Company Merger Effective Time, with each to hold office until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DGCL, the Charter and the Bylaws.

3.3.            Officers of the Surviving LLC. At the LLC Merger Effective Time, the officers of the Surviving LLC will be the officers of Focus LLC as of immediately prior to the LLC Merger Effective Time, with each to hold office until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DLLCA and the organizational documents of the Surviving LLC.

Article IV
Effect of the Mergers; Exchange of Shares

4.1.            Rollover Shares. Immediately prior to the Vested Units Exchanges, the Class A Rollover Shares shall be contributed, directly or indirectly, to an indirect sole owner of Parent pursuant to the terms of the Support Agreement and thereafter such Class A Rollover Shares shall be contributed indirectly to Parent.

4.2.            Effect of the Company Merger; Conversion of Securities. Upon the terms and subject to the conditions set forth in this Agreement, at the Company Merger Effective Time, as a result of the Company Merger and without any action on the part of Parent, Company Merger Sub, the Company or the holder of any capital stock of the Company:

(a)               Merger Consideration. Each share of Class A Common Stock issued and outstanding immediately prior to the Company Merger Effective Time (including, for the avoidance of doubt, each share of Class A Common Stock resulting from the exchange of Common Units (including Common Units received as a result of the conversion of Incentive Units into Common Units) for shares of Class A Common Stock in accordance with the Focus LLC Agreement and pursuant to Section 1.1), other than (i) shares of Company Stock that are to be cancelled in accordance with Section 4.2(b), (ii) the Class A Rollover Shares, and (iii) shares of Company Stock that are issued and outstanding as of immediately prior to the Company Merger Effective Time and held by stockholders of the Company who have not voted in favor of the adoption of this Agreement (or consented thereto in writing) and who have properly demanded appraisal of such shares of Company Stock in accordance with, and who have otherwise complied with, Section 262 of the DGCL (the shares of Company Stock referred to in clause (iii), “Dissenting Shares,” and the shares of Company Stock referred to in clause (i), clause (ii) and clause (iii), collectively, “Excluded Shares”) shall be automatically converted into the right to receive $53.00 per share of Class A Common Stock in cash, without interest (the “Merger Consideration”). At the Company Merger Effective Time, all of the shares of Class A Common Stock converted into the right to receive the Merger Consideration pursuant to this Section 4.2(a) shall cease to be outstanding, shall be cancelled and shall cease to exist, and each share of Class A Common Stock (in each case, other than Excluded Shares) shall thereafter represent only the right to receive the Merger Consideration. As of the Company Merger Effective Time, each share of Class B Common Stock issued and outstanding immediately prior to the Company Merger Effective Time shall be automatically cancelled and shall cease to exist and no payment shall be made with respect thereto, and the holders thereof shall cease to have any rights with respect thereto.

(b)               Cancellation of Certain Shares. Any shares of Company Stock that are held by the Company as treasury stock and not held on behalf of third parties, any shares of Company Stock owned by Parent or Merger Subs and any shares of Company Stock owned by any direct or indirect wholly owned subsidiary of Parent or Merger Subs (including the Class A Rollover Shares), in each case, that are issued and outstanding immediately prior to the Company Merger Effective Time, shall, as a result of the Company Merger and without any action on the part of the holder of such shares of Company Stock, cease to be outstanding, be automatically cancelled without payment of any consideration therefor or any conversion thereof and cease to exist.

(c)               Company Merger Sub. Each share of a class or series of capital stock, par value $0.01 per share, of Company Merger Sub issued and outstanding immediately prior to the Company Merger Effective Time shall, as a result of the Company Merger and without any action on the part of the holder of such shares, be converted into one share of the same class or series of capital stock, par value $0.01 per share, of the Surviving Corporation.

4.3.            Effect of the LLC Merger; Conversion of Securities.

(a)               Immediately prior to the Vested Units Exchanges, the Rollover Units shall be contributed, directly or indirectly, to Parent or one of its Affiliates pursuant to the terms of the Support Agreement.

(b)               At the LLC Merger Effective Time, except as set forth in Section 1.1(b), each Focus LLC Unit issued and outstanding immediately prior to the LLC Merger Effective Time and after the Vested Units Exchanges, other than (i) the Rollover Units and any other Focus LLC Units owned by Parent and (ii) the Focus LLC Units owned by the Company or by any of its wholly owned Subsidiaries (the units described in clauses (i) and (ii), the “Excluded Units”), will automatically and without any action on the part of the holder thereof, be cancelled and forfeited for no consideration.

(c)               Each Excluded Unit shall remain outstanding following the LLC Merger Effective Time and the Closing.

(d)               Each limited liability company interest of LLC Merger Sub issued and outstanding immediately prior to the LLC Merger Effective Time shall, as a result of the LLC Merger and without any action on the part of the holder of such interests, be converted into one Common Unit of the Surviving LLC.

(e)               Any employment Tax withholding required in connection with unvested Common Units becoming Vested Common Units in connection with the transactions contemplated by this Agreement shall be satisfied through “net settlement” of Vested Common Units prior to any Exchanges using the Merger Consideration price in calculating the net settled amount.

4.4.            Exchange of Shares.

(a)               Appointment of Paying Agent. Prior to the Company Merger Effective Time, Parent shall appoint the Company’s transfer agent or another bank or trust company reasonably acceptable to the Company to serve as the paying agent (the “Paying Agent”) and shall enter into an agreement reasonably acceptable to the Company relating to the Paying Agent’s responsibilities with respect to this Agreement.

(b)               Deposit of Merger Consideration. At or prior to the Company Merger Effective Time, Parent shall deposit, or cause to be deposited, with the Paying Agent cash in U.S. Dollars sufficient to pay the aggregate Merger Consideration (other than in respect of Excluded Shares) under Section 4.2(a) (such cash being hereinafter referred to as the “Payment Fund”); provided, that upon Parent’s written request, the Company shall, or shall cause Focus LLC to, deposit any portion of the proceeds of the Debt Financing into the Payment Fund to reduce any portion of the Merger Consideration required to be deposited by Parent pursuant to the terms hereof. The Payment Fund shall not be used for any purpose other than a purpose expressly provided for in this Agreement. Pending its disbursement in accordance with this Section 4.4, the Payment Fund shall be invested by the Paying Agent, if so directed by Parent. Any such investment, if made, must be made in (i) short-term direct obligations of the United States of America, (ii) short-term obligations for which the full faith and credit of the United States of America is pledged to provide for the payment of principal and interest, (iii) short-term commercial paper rated the highest quality by either Moody’s Investors Service, Inc. or Standard and Poor’s Ratings Services or (iv) certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $1 billion. If the Payment Fund diminishes for any reason below the level required for the Paying Agent to promptly pay the Merger Consideration in accordance herewith, including upon shares of Company Stock ceasing to qualify as Dissenting Shares, Parent shall or shall cause the Surviving Corporation to promptly replace or restore the cash in the Payment Fund so as to ensure that the Payment Fund is at all times maintained at a level sufficient for the Paying Agent to make all payments of Merger Consideration in accordance herewith. No investment losses resulting from investment of the funds deposited with the Paying Agent shall diminish the rights of any holder of shares of Company Stock to receive the Merger Consideration as provided herein. Payments to holders in respect of each Company Option shall be paid through the Company’s, the Surviving Corporation’s or any of their Subsidiaries’ applicable payroll procedures following the Company Merger Effective Time at such time as such awards are payable.

(c)               Procedures for Surrender.

(i)                 With respect to shares of Company Stock held, directly or indirectly, through The Depository Trust Company (“DTC”), Parent and the Company shall cooperate to establish procedures with the Paying Agent, DTC, DTC’s nominees and such other necessary or desirable third-party intermediaries to ensure that the Paying Agent will transmit to DTC or its nominees as promptly as practicable after the Company Merger Effective Time, upon surrender of shares of Company Stock held of record by DTC or its nominees in accordance with DTC’s customary surrender procedures and such other procedures as agreed by Parent, the Company, the Paying Agent, DTC, DTC’s nominees and such other necessary or desirable third-party intermediaries, the Merger Consideration to which the beneficial owners thereof are entitled to receive as a result of the Merger pursuant to this Article IV.

(ii)              Upon surrender to the Paying Agent of shares of Company Stock that (A) are not held through DTC, by book receipt of an “agent’s message” in customary form by the Paying Agent in connection with the surrender of shares of Company Stock (or such other reasonable evidence, if any, of surrender with respect to such shares of Company Stock, as the Paying Agent may reasonably request), and (B) are shares of Company Stock held, directly or indirectly, through DTC, in accordance with DTC’s customary surrender procedures and such other procedures as agreed to by the Company, Parent, the Paying Agent, DTC, DTC’s nominees and such other necessary or desirable third-party intermediaries, the holder of such shares of Company Stock shall be entitled to receive in exchange therefor, and Parent shall cause the Paying Agent to deliver to each such holder, as promptly as reasonably practicable after the Company Merger Effective Time, by wire transfer or a check in the amount (after giving effect to any required Tax withholdings as provided in Section 4.4(g)) of cash that such holder has the right to receive pursuant to Section 4.2(a).

(iii)            No interest will be paid or accrued on any amount payable upon surrender of any shares of Company Stock.

(iv)             Payment of the Merger Consideration with respect to shares of Company Stock shall only be made to the Persons in whose name such shares of Company Stock are registered in the stock transfer records of the Company.

(d)               Transfers. From and after the Company Merger Effective Time, there shall be no transfers on the stock transfer books of the Company of the shares of Company Stock that were outstanding immediately prior to the Company Merger Effective Time. If, after the Company Merger Effective Time, any acceptable evidence of a share of Company Stock is presented to the Surviving Corporation, Parent or the Paying Agent for transfer, it shall be cancelled and exchanged for the cash amount in immediately-available funds to which the holder thereof is entitled to receive as a result of the Company Merger pursuant to this Article IV.

(e)               Termination of Payment Fund. Any portion of the Payment Fund (including the proceeds of any investments of the Payment Fund) that remains unclaimed by, or otherwise undistributed to, the holders of shares of Company Stock by the one-year anniversary of the Company Merger Effective Time shall be delivered to Parent or an Affiliate thereof designated by Parent. Any holder of shares of Company Stock (other than Excluded Shares) who has not theretofore complied with this Article IV shall thereafter look only to Parent for payment of the Merger Consideration (after giving effect to any required Tax withholdings as provided in Section 4.4(g)) upon delivery of the shares of Company Stock, without any interest thereon. Notwithstanding the foregoing, none of the Surviving Corporation, Parent, the Paying Agent or any other Person shall be liable to any former holder of shares of Company Stock for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar Laws. To the fullest extent permitted by Law, immediately prior to the date any Merger Consideration would otherwise escheat to or become the property of any Governmental Authority, such Merger Consideration shall become the property of Parent, free and clear of all claims or interest of any Person previously entitled thereto.

(f)                Dissenting Shares. Notwithstanding any provision of this Agreement to the contrary, Dissenting Shares shall not be converted into the right to receive the Merger Consideration but instead will be entitled to only such rights as are granted by Section 262 of the DGCL. The holders of Dissenting Shares shall be entitled to receive payment of the appraised value of such Dissenting Shares in accordance with the provisions of Section 262 of the DGCL, unless and until such holder of Dissenting Shares fails to perfect or otherwise fails to comply with the provisions of Section 262 of the DGCL or effectively withdraws or waives or otherwise loses such holder’s rights to appraisal of such Dissenting Shares pursuant to Section 262 of the DGCL, or a court of competent jurisdiction determines that such holder is not entitled to the relief provided by Section 262 of the DGCL. If any such holder of Dissenting Shares fails to perfect or otherwise fails to comply with the provisions of Section 262 of the DGCL or effectively withdraws or waives or otherwise loses such right to appraisal of such Dissenting Shares pursuant to Section 262 of the DGCL or a court of competent jurisdiction determines that such holder is not entitled to the relief provided by Section 262 of the DGCL, such Dissenting Shares shall be deemed to have been converted into, and have become exchangeable for, as of the Company Merger Effective Time, the right to receive the Merger Consideration, without any interest thereon, and shall not thereafter be deemed to be Dissenting Shares. The Company shall (i) give Parent notice of any written demands for appraisal of shares of Company Stock, withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company with respect to the Dissenting Shares promptly after receipt by the Company and (ii) give Parent the opportunity, at Parent’s sole expense, to participate in and direct all negotiations and proceedings with respect to such demands for appraisal pursuant to the DGCL in respect of such Dissenting Shares. The Company shall not, except with the prior written consent of Parent (which shall not be unreasonably withheld, conditioned or delayed), make any payment with respect to any such demands for appraisal or offer to settle or settle any such demands. Prior to the Closing, Parent shall not, except with the prior written consent of the Company (which consent shall have been approved by the Special Committee), require the Company to make any payment with respect to any such demands for appraisal or offer to settle or settle any such demands.

(g)               Withholding Rights. Each of Parent, the Company, Merger Subs, the Surviving Corporation and the Paying Agent (and any Affiliates and designees of the foregoing), as applicable, shall be entitled to deduct or withhold, or cause to be deducted or withheld, from the amounts otherwise payable pursuant to this Agreement such amounts as it reasonably determines it is required to deduct or withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the “Code”), or any other applicable U.S. federal, state or local or non-U.S. Law. To the extent that amounts are so deducted or withheld and timely remitted to the applicable Governmental Authority, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made. Except with respect to any amounts payable pursuant to Section 1.1(b) or Section 4.5 or deductions or withholdings arising under Section 4.3(e) or from any failure to provide the form described in Section 6.21(ii) for any holder of equity interests in Focus LLC that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code, to the extent any Party or any of the Guarantors becomes aware of any obligation to deduct or withhold any amount from any payment hereunder with respect to any equity interests in Focus LLC, then such Person shall use commercially reasonable efforts to provide notice to the Parties as soon as reasonably practicable of the intent to deduct or withhold and the basis for such deduction or withholding, and the Parties shall, and shall cause their applicable Affiliates, permitted successors and assigns to, reasonably cooperate with one another in order to eliminate or reduce any such deduction or withholding to the extent possible, including providing a reasonable opportunity for the applicable payee to provide forms or other evidence that would mitigate, reduce or eliminate such deduction or withholding.

4.5.            Treatment of Company Equity Awards.

(a)               Treatment of Company Options.

(i)                 At the Company Merger Effective Time, each then outstanding option to purchase shares of Company Stock (a “Company Option”) that is vested and has a per share exercise price that is less than the Merger Consideration immediately prior to the Company Merger Effective Time, shall, automatically and without any action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash equal to the product of (A) the number of shares of Company Stock subject to the Company Option immediately prior to the Company Merger Effective Time multiplied by (B) the excess, if any, of (1) the Merger Consideration over (2) the exercise price per share of Company Stock of such Company Option (the “Option Consideration”). The Surviving Corporation or one of its Subsidiaries, as applicable, shall pay to the holders of such vested Company Options the cash amounts described in the immediately preceding sentence, less such amounts as are required to be withheld or deducted under the Code or any provisions of state, local or international Tax Law with respect to the making of such payment, as promptly as practicable following the Company Merger Effective Time.

(ii)              At the Company Merger Effective Time, each then outstanding Company Option that is unvested and has a per share exercise price that is less than the Merger Consideration immediately prior to the Company Merger Effective Time shall, automatically and without any action on the part of the holder thereof, be cancelled and converted into a contingent right to receive an amount in cash, without interest (a “Contingent Cash Award”), equal to the Option Consideration with respect to such Company Option. Such Contingent Cash Award shall vest and become payable pursuant to the same vesting schedule applicable to such Company Option from which it was converted immediately prior to the Company Merger Effective Time, subject to the holder’s continued employment with or service to Parent and its Affiliates (including the Surviving Corporation and its Subsidiaries) through the applicable vesting dates.

(iii)            At the Company Merger Effective Time, each Company Option (whether vested or unvested) that has a per share exercise price equal to or greater than the Merger Consideration shall, automatically and without any action on the part of Parent, the Company, or the holder thereof, be cancelled for no consideration.

(b)               Treatment of Company RSUs. At the Company Merger Effective Time, each then outstanding restricted stock unit award corresponding to shares of Company Stock (a “Company RSU”) that is unvested immediately prior to the Company Merger Effective Time shall, automatically and without any action on the part of Parent, the Company, or the holder thereof, be cancelled and converted into a Contingent Cash Award in an amount equal to the product of (A) the number of shares of Company Stock corresponding to such Company RSU immediately prior to the Company Merger Effective Time, by (B) the Merger Consideration. Such Contingent Cash Award shall vest and become payable pursuant to the same vesting schedule applicable to such Company RSU from which it was converted immediately prior to the Company Merger Effective Time, subject to the holder’s continued employment with or service to Parent and its Affiliates (including the Surviving Corporation and its Subsidiaries) through the applicable vesting dates.

(c)               Treatment of Company Restricted Shares. At the Company Merger Effective Time, each then outstanding share of Company Stock subject to forfeiture, vesting or other lapse conditions (each, a “Company Restricted Share”) as of immediately prior to the Company Merger Effective Time shall, automatically and without any action on the part of Parent, the Company, or the holder thereof, be cancelled and converted into a Contingent Cash Award in an amount equal to the Merger Consideration. Such Contingent Cash Award shall vest and become payable pursuant to the same vesting schedule applicable to such Company Restricted Share from which it was converted immediately prior to the Company Merger Effective Time, subject to the holder’s continued employment with or service to Parent and its Affiliates (including the Surviving Corporation and its Subsidiaries) through the applicable vesting dates.

(d)               Corporate Actions. At or prior to the Company Merger Effective Time, the Company, the Company Board and the Compensation Committee of the Company, as applicable, shall adopt any resolutions and take any other actions that are necessary to effectuate the treatment of the Company Options, Company RSUs, and Company Restricted Shares pursuant to this Section 4.5, and to terminate the Company Equity Plan, such that, following the Company Merger Effective Time, there shall be no outstanding Company Options, Company RSUs, or Company Restricted Shares (whether vested or unvested). The Company shall pay or cause to be paid the amounts due pursuant to Section 4.5(a)(i).

4.6.            Adjustments to Prevent Dilution. Notwithstanding anything in this Agreement to the contrary, if, from the date of this Agreement to the earlier of the Company Merger Effective Time and termination of this Agreement in accordance with Article VIII, the number of shares of Company Stock or securities convertible or exchangeable into or exercisable for shares of Company Stock shall have been changed into a different number of shares of Company Stock or securities, or a different class, by reason of any reclassification, stock split (including a reverse stock split), stock dividend or distribution, recapitalization or other similar transaction, the Merger Consideration shall be equitably adjusted to provide the holders of shares of Company Stock the same economic effect as contemplated by this Agreement prior to such event; provided that, for the avoidance of doubt, no adjustment shall be made for the issuance of Class A Common Stock upon the Vested Units Exchanges in accordance with Section 1.1 or otherwise prior to the Company Merger Effective Time in accordance with the terms of the Focus LLC Agreement; provided further that nothing in this Section 4.6 shall be construed to permit the Company or any Subsidiary of the Company to take any action otherwise prohibited by the terms of this Agreement.

Article V
Representations and Warranties

5.1.            Representations and Warranties of the Company. Except as set forth in the Company Reports filed by the Company with the Securities and Exchange Commission (the “SEC”) from and including February 17, 2022 and publicly available prior to the date of this Agreement (including, in each case, all exhibits and schedules thereto and documents incorporated by reference therein, but excluding, in each case, any disclosures set forth in any risk factor or “forward-looking statements” section or any similar section, to the extent they are forward-looking in nature) or in the disclosure schedule delivered to Parent and Merger Subs by the Company immediately prior to the execution of this Agreement (the “Company Disclosure Schedule”) (it being agreed that disclosure of any item in any section or subsection of the Company Disclosure Schedule shall be deemed disclosed with respect to any other section or subsection to the extent that the relevance of such item is reasonably apparent), the Company hereby represents and warrants to Parent and Merger Subs that:

(a)               Organization, Good Standing and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. The Company has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted, except where the failure to be in good standing or have such power or authority would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company is qualified to do business and is in good standing (with respect to jurisdictions that recognize such concept or a similar concept) in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each of the Company’s Subsidiaries is a legal entity duly organized, validly existing and in good standing (with respect to jurisdictions that recognize such concept or a similar concept) under the Laws of its jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and is in good standing as a foreign corporation or other legal entity (with respect to jurisdictions that recognize such concept or a similar concept) in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so organized, existing, qualified or in good standing, or to have such power or authority, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b)               Capital Structure.

(i)                 As of the date of this Agreement, the authorized capital stock of the Company consists of 1,500,000,000 shares of capital stock, consisting of (A) 500,000,000 shares of Class A Common Stock, (B) 500,000,000 shares of Class B Common Stock, and (C) 500,000,000 shares of preferred stock, $0.01 par value per share (“Preferred Stock”). As of February 24, 2023: (1) 65,944,217 shares of Class A Common Stock were issued and outstanding, (2) 11,827,321 shares of Class B Common Stock were outstanding, (3) no shares of Preferred Stock were issued and outstanding, (4) 22,849,246 Vested Focus LLC Units (including 11,827,321 Vested Common Units and 11,021,925 Vested Incentive Units and excluding, for the avoidance of doubt, Focus LLC Units held by the Company or its Subsidiaries) exchangeable for 18,260,513 shares of Class A Common Stock at a value of $53.00 per share of Class A Common Stock pursuant to the Focus LLC Agreement, were issued and outstanding, (5) 5,877,509 unvested Focus LLC Units (including 296,548 unvested Common Units and 5,580,961 unvested Incentive Units), exchangeable, which if vested, would be exchangeable for 2,122,127 shares of Class A Common Stock at a value of $53.00 per share of Class A Common Stock pursuant to the Focus LLC Agreement, were issued and outstanding, (6) 2,446,744 shares of Class A Common Stock were subject to outstanding Company Options, (7) 252,719 shares of Class A Common Stock were subject to outstanding Company RSUs and (8) no shares of Class A Common Stock and no shares of Class B Common Stock were issued and held in treasury of the Company. Since February 24, 2023, neither the Company nor Focus LLC has issued any securities (including derivative or convertible securities) except for (A) Common Units issued in exchange for Incentive Units pursuant to the Focus LLC Agreement, (B) shares of Class A Common Stock issued in exchange for Common Units and Incentive Units pursuant to the Focus LLC Agreement, (C) shares of Class A Common Stock issued as the result of the exercise of Company Options or settlement of Company RSUs or (D) any issuances permitted by Section 6.1.

(ii)              Section 5.1(b)(ii) of the Company Disclosure Schedule sets forth a complete and accurate list as of February 24, 2023 of all outstanding Focus LLC Units, Company Options and Company RSUs granted under the Company Equity Plan or otherwise (the “Company Equity Awards”), indicating, with respect to each Company Equity Award then outstanding, the type of award granted, the number of shares of Class A Common Stock subject to such Company Equity Award, the plan under which such Company Equity Award was granted, the date of grant, the vesting schedule, any performance targets or similar conditions to the vesting, exercisability or settlement thereof, the vested status, the hurdle amount (if applicable), and in the case of any Company Option, the exercise price, expiration date, and whether such Company Option is intended to constitute an “incentive stock option” within the meaning of Section 422 of the Code.

(iii)            All of the outstanding shares of Company Stock are duly authorized and validly issued in accordance with the Company’s organizational documents, as applicable, and are fully paid and nonassessable. All of the outstanding shares of Company Stock have not been issued in violation of any applicable securities Laws or preemptive rights, rights of first refusal or other similar rights of any Person. Section 5.1(b)(iii) of the Company Disclosure Schedule sets for a complete and accurate list of all of the Company’s Subsidiaries as of the date hereof. All of the issued and outstanding equity interests in each of the Company’s Subsidiaries (including Focus LLC) are authorized and validly issued in accordance with the respective organizational documents of such Subsidiaries and are fully paid (to the extent required under such Subsidiaries’ organizational documents) and nonassessable and have not been issued in violation of any applicable securities Laws or preemptive rights, rights of first refusal or other similar rights of any Person. As of the date hereof and the Closing Date, other than the Focus LLC Units owned by the Members other than the Company or its Subsidiaries, the Company owns, directly or indirectly, all of the outstanding equity interests in each of its Subsidiaries free and clear of all Liens other than (A) transfer restrictions imposed by federal and state securities Laws, (B) those arising under the Existing Credit Document and (C) any transfer restrictions contained in the organizational documents of the Company and its Subsidiaries.

(iv)             Except as set forth in the organizational documents of the Company and except as otherwise provided in Section 5.1(b)(i), there are no preemptive rights or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, phantom equity interests, redemption rights, repurchase rights, agreements, arrangements, calls, subscription agreements, commitments or rights of any kind that obligate the Company or any of its Subsidiaries to issue or sell any equity interests or any securities or obligations convertible or exchangeable into or exercisable for, giving any Person a right to subscribe for or acquire or measured by reference to, any equity interests in the Company or any of its Subsidiaries, and no securities or obligations evidencing such rights are authorized, issued or outstanding.

(v)               Neither the Company nor any of its Subsidiaries have any outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the holders of equity interests in the Company or any of its Subsidiaries on any matter.

(vi)             Section 5.1(b)(vi) of the Company Disclosure Schedule sets forth a complete and accurate list as of February 24, 2023 of all voting trusts, voting proxies or other agreements or understandings to which the Company or any of its Subsidiaries is a party with respect to the voting or registration of the shares of Company Stock or other equity interest of the Company or any of its Subsidiaries.

(vii)          Except with respect to the ownership of any equity or long-term debt securities between or among the Company or any of its Subsidiaries, none of the Company or any of its Subsidiaries owns, directly or indirectly, any equity or long-term debt securities of any Person.

(c)               Corporate Authority; Approval.

(i)                 The Company has all requisite corporate power and authority and has taken all corporate action necessary to execute, deliver and perform its covenants and obligations under this Agreement in accordance with the terms hereof and to consummate the Mergers and any other transactions contemplated by this Agreement, subject only to the Requisite Company Stockholder Approvals. Except for the Requisite Company Stockholder Approvals, no other corporate action by the Company (other than, in the case of the Mergers, the filing of the Certificates of Merger and the other documents as required by DGCL with the Secretary of State of the State of Delaware) or vote of holders of any class of the capital stock of the Company is necessary to approve and adopt this Agreement and to consummate the Mergers and the other transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery of this Agreement by Parent and Merger Subs, constitutes a valid and binding agreement of the Company (assuming due authorization, execution and delivery by Parent and Merger Subs), enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles regardless of whether such enforceability is considered in a proceeding in equity or at law (the “Bankruptcy and Equity Exception”).

(ii)              The Special Committee has unanimously (A) determined that this Agreement and the transactions contemplated hereby, including the Mergers, are fair to, and in the best interests of, the Company and the Unaffiliated Stockholders, (B) recommended that the Company Board approve and declare advisable this Agreement and the transactions contemplated hereby, including the Mergers, and determined that this Agreement and the transactions contemplated hereby, including the Mergers, are fair to, and in the best interests of, the Company and the Unaffiliated Stockholders, and (C) recommended that, subject to Company Board approval, the Company Board submit this Agreement to the stockholders of the Company for their adoption and recommend that the stockholders of the Company vote in favor of the adoption of this Agreement;

(iii)              The Company Board (acting on the recommendation of the Special Committee) has by unanimous vote (A) determined that this Agreement, the Support Agreement and the transactions contemplated hereby, including the Mergers, are fair to, and in the best interests of, the Company and its stockholders, including the Unaffiliated Stockholders, (B) approved and declared advisable this Agreement and the transactions contemplated hereby, including the Mergers, (C) approved the execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and other obligations contained herein and the consummation of the Mergers and the other transactions contemplated by this Agreement upon the terms and subject to the conditions contained herein, (D) directed that the adoption of this Agreement be submitted to a vote of the stockholders of the Company at a meeting of the stockholders of the Company, and (E) recommended that the stockholders of the Company vote in favor of the adoption of this Agreement (the “Company Recommendation”), which Company Recommendation has not been withdrawn, rescinded or modified in any way as of the date hereof.

(d)               Governmental Filings; No Violations.

(i)                 The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated by this Agreement require no authorization or other action by or in respect of, or filing with, any (A) federal, state, local, municipal, foreign or other government; (B) governmental, quasi-governmental, supranational or regulatory authority (including any governmental division, department, agency, commission, instrumentality, organization, unit or body and any court or other tribunal); (C) regulatory or self-regulatory organization (including the SEC, FINRA, Nasdaq and any other Exchange); or (D) arbitral tribunal (public or private) (each, a “Governmental Authority”) other than (1) the filing of the Certificate of Merger and all necessary other documentation with the Secretary of State of the State of Delaware, (2) compliance with any applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”), (3) compliance with any applicable requirements of any other Antitrust Laws set forth on Section 5.1(d)(i) of the Company Disclosure Schedule, (4) compliance with any applicable requirements of any applicable foreign Governmental Authority as set forth on Section 5.1(d)(i) of the Company Disclosure Schedule, (5) compliance with any applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Securities Act of 1933, as amended (the “Securities Act”) and any other applicable U.S. state or federal securities, takeover or “blue sky” Laws, (6) compliance with any applicable rules of the Nasdaq, (7) the FINRA Approvals and the State BD Approvals, (8) approvals of, or notice filings required by, applicable state mortgage licensing Laws with respect to a change in ownership or control of each Subsidiary of the Company that is licensed as a mortgage broker, lender or similar entity under applicable state Laws, (9) approvals of, or notice filings required by, applicable state insurance regulators with respect to a change in ownership or control of each Subsidiary of the Company that is licensed as an insurance agent, broker or producer under applicable state Laws, and (10) where failure to obtain such authorization or take any such action would not reasonably be expected to (x) have, individually or in the aggregate, a Material Adverse Effect or (y) prevent or materially delay the consummation of the Mergers or any of the other transactions contemplated by this Agreement.

(ii)              The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated by this Agreement do not and will not (A) assuming compliance with the matters referred to in Section 5.1(d)(i), conflict with or result in any violation or breach of any provision of the certificate of incorporation or bylaws of the Company or the similar organizational documents of any of its Subsidiaries, (B) assuming compliance with the matters referred to in Section 5.1(d)(i), conflict with or result in a violation or breach of any applicable Law, (C) assuming compliance with the matters referred to in Section 5.1(d)(i) and the Permitted Holders (as defined in the Existing Credit Document) having the right or the ability by voting power, contract, or otherwise to elect or designate for election at least a majority of the board of directors of Focus LLC (or the Parent Entity (as defined in the Existing Credit Document), if applicable), upon the consummation by the Company of the transactions contemplated by this Agreement, other than the consents described in Section 6.19, require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Company and any of its Subsidiaries are entitled, under any agreement, lease, license, contract, note, bond, mortgage, indenture, arrangement or other obligation (excluding any Benefits Plan) (each a “Contract”) binding upon the Company or any of its Subsidiaries, or to which any of their respective properties, rights or other assets are subject or (D) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of the Company or any of its Subsidiaries, except in the case of clause (B), clause (C) and clause (D), any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(e)               Company Reports; Financial Statements; Internal Controls.

(i)                 The Company has filed or furnished, as applicable, on a timely basis, all forms, statements, certifications, reports and documents required to be filed or furnished by it with the SEC pursuant to the Exchange Act or the Securities Act since February 17, 2022 (the “Applicable Date”) (the forms, statements, certifications, reports and documents filed or furnished to the SEC since the Applicable Date and those filed or furnished to the SEC subsequent to the date of this Agreement, including any amendments thereto, the “Company Reports”). Each of the Company Reports, at the time of its filing or being furnished (and, if amended, as of the date of such amendment), complied in all material respects or, if not yet filed or furnished, will comply in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002 and any rules and regulations promulgated thereunder applicable to the Company Reports. As of their respective dates (and, if amended, as of the date of each such amendment), the Company Reports did not, and any of the Company Reports filed with or furnished to the SEC subsequent to the date of this Agreement will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. As of the date of this Agreement, (A) there are no outstanding or unresolved comments in comment letters with respect to the Company Reports received by the Company from the SEC staff and (B) the Company is in compliance in all material respects with the applicable listing and corporate governance requirements of Nasdaq.

(ii)              The Company maintains disclosure controls and procedures (as defined in Rule 13a-15(e) or 15d-15(e), as applicable, under the Exchange Act) as required by Rule 13a-15 or 15d-15 under the Exchange Act. Such disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Company in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules of the SEC. The Company maintains a system of internal controls over financial reporting (as defined in Rule 13a-15(f) or 15d-15(f), as applicable, under the Exchange Act) reasonably designed to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of financial statements for external purposes in accordance with U.S. GAAP, including policies and procedures that (A) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company, (B) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with U.S. GAAP, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management of the Company and the Company Board and (C) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of the Company that could have a material effect on its financial statements. As of the date hereof, the Company has disclosed, based on the most recent evaluation of its chief executive officer and its chief financial officer prior to the date of this Agreement, to the Company’s auditors and the audit committee of the Company Board (x) any significant deficiencies or material weaknesses in the design or operation of its internal controls over financial reporting that are reasonably likely to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial information or (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. For purposes of this Agreement, the terms “significant deficiency” and “material weakness” have the meanings assigned to such terms in Auditing Standard No. 5 of the Public Company Accounting Oversight Board, as in effect on the date of this Agreement.

(iii)            There are no off-balance sheet arrangements of any type required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K promulgated under the Securities Act that have not been so described in the Company Reports.

(iv)             The consolidated financial statements included in or incorporated by reference into the Company Reports (including the related notes and schedules) fairly present, or, in the case of consolidated financial statements included in or incorporated by reference into the Company Reports filed after the date of this Agreement, will fairly present, in each case, in all material respects, the consolidated financial position of the Company and its consolidated Subsidiaries as of the respective dates thereof and their consolidated statements of operations, comprehensive income, Company stockholders’ equity and cash flows for the respective periods set forth therein (subject, in the case of unaudited statements, to notes and normal year-end audit adjustments), in each case in conformity with U.S. GAAP (except, in the case of the unaudited statements, subject to normal and recurring year-end adjustments) applied on a consistent basis during the periods involved, except as may be noted therein or in the notes thereto.

(f)                Liabilities. There are no obligations or liabilities of the Company or any of its Subsidiaries (whether accrued, contingent or otherwise) that would be required by U.S. GAAP to be reflected on a consolidated balance sheet of the Company and its Subsidiaries, other than (i) obligations or liabilities to the extent disclosed, reflected or reserved against in the consolidated balance sheet of the Company for the year ended December 31, 2022 (or any notes thereto); (ii) obligations or liabilities arising in connection with the transactions contemplated by this Agreement; (iii) obligations or liabilities incurred in the ordinary course of business since December 31, 2022; (iv) executory obligations arising from any Contract entered into in the ordinary course of business (none of which results from or was caused by a breach of any such Contract); and (v) obligations or liabilities that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(g)               Absence of Certain Changes.

(i)                 Since December 31, 2022 through the date of this Agreement, (A) the Company and its Subsidiaries have, except in connection with the Company’s sale process, this Agreement and the transactions contemplated hereby, conducted their businesses in all material respects in the ordinary course of business and (B) there has not been any action taken by the Company or event that would have required the consent of Parent pursuant to Sections 6.1(b)(ii), 6.1(b)(v), 6.1(b)(ix), 6.1(b)(xi), 6.1(b)(xvii), 6.1(b)(xxii) or 6.1(b)(xxvii) (to the extent related to any of the foregoing) had such action or event occurred after the date of this Agreement.

(ii)              Since December 31, 2022, there has not been any change, effect, occurrence, event or development that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(h)               Litigation.

(i)                 Since January 1, 2020, no civil, criminal or administrative actions, suits, claims, charges, complaints, hearings, arbitrations, investigations, enforcement actions, disciplinary actions, Orders, examinations, inquiries or proceedings before any Governmental Authority (each, an “Action”) have been commenced to which the Company or any of its Subsidiaries is a party and no Action has been commenced by any Governmental Authority against or involving the Company or its Subsidiaries or any of their respective assets or properties or directors or officers (in the case of the directors or officers, which relates to the business of the Company or applicable Subsidiary), in each case that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or would reasonably be expected to prevent or materially delay the consummation of the Mergers or any of the other transactions contemplated by this Agreement.

(ii)              There are no pending or, to the Knowledge of the Company, threatened Actions to which the Company or any of its Subsidiaries is a party and there are no pending or, to the Knowledge of the Company, threatened Actions by any Governmental Authority against or involving the Company or its Subsidiaries or any of their respective assets or properties or directors or officers (in the case of the directors or officers, which relates to the business of the Company or applicable Subsidiary), in each case that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or would reasonably be expected to prevent or materially delay the consummation of the Mergers or any of the other transactions contemplated by this Agreement.

(iii)            None of the Company or any Subsidiary is subject to any outstanding judgment, Order, writ, injunction, decree or award of any Governmental Authority, except for those that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or would not reasonably be expected to prevent or materially delay the consummation of the Mergers or any of the other transactions contemplated by this Agreement.

(i)                 Employee Benefits.

(i)                 Section 5.1(i)(i) of the Company Disclosure Schedule sets forth an accurate and complete list, as of the date of this Agreement, of all material Benefit Plans sponsored, maintained or contributed to by the Employer Entities. For purposes of this Agreement, “Benefit Plans” means all benefit and compensation plans, contracts, policies, agreements or arrangements that are sponsored, maintained, contributed to or required to be contributed to by the Company or any of its Subsidiaries, including any of the Employer Entities, and covering current or former employees of any such entities, current or former officers of any such entities, current or former directors of any such entities, and current or former consultants of any such entities who are natural persons (each, a “Service Provider”), or under or with respect to which the Company or any of its Subsidiaries, including any of the Employer Entities, have any current or contingent liability or obligation (including on account of an ERISA Affiliate), in each case including “employee benefit plans” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), whether or not subject to ERISA, the Company Equity Plan and all other employment, consulting (to the extent related to a natural person), retirement, termination or change in control or transaction agreements, supplemental retirement, profit sharing, deferred compensation, severance, separation pay, stock option, stock purchase, stock appreciation rights, restricted stock unit, stock-based incentive, bonus, commissions, retention, insurance, medical, welfare, fringe or other plans, contracts, policies or arrangements providing for benefits or remuneration of any kind. With respect to each material Benefit Plan listed on Section 5.1(i)(i) of the Company Disclosure Schedule, the Company has provided or made available to Parent, to the extent applicable, true and complete copies of (A) the current plan document and all material amendments thereto, (B) any related trust agreements, insurance contracts or other funding arrangements, (C) the most recent audited financial statements and actuarial or other valuation report prepared with respect thereto, if any, (D) the most recent annual reports on Form 5500 required to be filed with the Internal Revenue Service (the “IRS”) with respect thereto, (E) the most recent IRS determination or opinion letter and (F) all non-routine material correspondence with any Governmental Authority within the last three years.

(ii)              (A) Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, all Benefit Plans, other than “multiemployer plans” within the meaning of Section 3(37) of ERISA (each, a “Multiemployer Plan”), are and have been established, maintained, funded, operated and administered, in accordance with their terms and in compliance with ERISA, the Code and other applicable Laws; (B) each Benefit Plan listed on Section 5.1(i)(i) of the Company Disclosure Schedule that is intended to be qualified under Section 401(a) of the Code has received a favorable determination or opinion letter from the IRS or has applied to the IRS for such favorable determination or opinion letter within the applicable remedial amendment period under Section 401(b) of the Code, and, to the Knowledge of the Company, there are no circumstances reasonably expected to adversely affect the qualification of such plan under Section 401(a) of the Code and (C) to Knowledge of the Company, each Benefit Plan not listed on Section 5.1(i)(i) of the Company Disclosure Schedule that is intended to be qualified under Section 401(a) of the Code has received a favorable determination or opinion letter from the IRS or has applied to the IRS for such favorable determination or opinion letter within the applicable remedial amendment period under Section 401(b) of the Code, and, to the Knowledge of the Company, there are no circumstances reasonably expected to adversely affect the qualification of such plan under Section 401(a) of the Code.

(iii)            Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, there are no pending or, to the Knowledge of the Company, threatened Actions, audits, investigations, claims (other than routine claims for benefits) or proceedings, including by a Governmental Authority, by, on behalf of, against or relating to any Benefit Plan. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, none of the Company or any of its Subsidiaries or any of the Employer Entities has incurred (whether or not assessed),or is reasonably expected to incur or be subject to, any Tax or penalty under Section 4975, 4980B, 4980D, 4980H, 6721 or 6722 of the Code.

(iv)             No Benefit Plan is a Multiemployer Plan or any plan subject to Title IV or Section 302 of ERISA or Section 412 of the Code, and neither the Company nor any of the Employer Entities has any current or contingent liability or obligation under or with respect to such plans, including on account of any ERISA Affiliate. No Benefit Plan sponsored, maintained or contributed to by any of the Employer Entities is, and, to the Knowledge of the Company, no other Benefit Plan is, a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA), a “multiple employer plan” (within the meaning of Section 210 of ERISA or Section 413(c) of the Code) or a plan or arrangement that provides post-employment, post-ownership, post-service or retiree health, life or other welfare benefits to any Person other than as required under Section 4980B of the Code or applicable Law for which the recipient pays the full cost of coverage.

(v)               Neither the execution of this Agreement, stockholder or other approval of this Agreement nor the consummation of the Mergers or any other transactions contemplated hereby could, whether alone or in combination with another event, (A) entitle any current or former employee or other current or former Service Provider of the Employer Entities or, to the Knowledge of the Company, of the Company or any other Subsidiaries of the Company, in each case of the foregoing to severance pay or any other payment or benefit or any increase in severance pay upon any termination of employment after the date of this Agreement, (B) accelerate the time of payment or vesting or result in any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, increase the amount payable or result in any other obligation pursuant to any of the Benefit Plans listed on Section 5.1(i)(i) of the Company Disclosure Schedule or, to the Knowledge of the Company, any Benefit Plan that is not listed on Section 5.1(i)(i) of the Company Disclosure Schedule, (C) limit or restrict the right of any Employer Entities or, to the Knowledge of the Company, the Company or any other Subsidiaries of the Company, to amend or terminate any Benefit Plan or (D) result in any payment (whether in cash or property or the vesting of property) that would reasonably be expected to, individually or in combination with any other such payment, constitute an “excess parachute payment” (within the meaning of Section 280G of the Code) to any current or former employee or other current or former Service Provider of the Employer Entities or, to the Knowledge of the Company, of any other Subsidiaries of the Company.

(vi)             Without limiting the generality of the foregoing, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (A) each Benefit Plan maintained on behalf of current or former directors, officers, managers, employees or other Service Providers who reside or work primarily outside of the United States (each, an “International Plan”) required by any applicable Law to be registered or approved by a Governmental Authority has been so registered or approved and has been maintained in good standing with the applicable Governmental Authority and (B) no unfunded or underfunded liabilities exist with respect to any International Plan. No International Plan is a “defined benefit plan” (as defined in ERISA, whether or not subject to ERISA) or similar plan or arrangement.

(j)                 Compliance with Laws; Company Permits.

(i)                 Compliance with Laws. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, since January 1, 2020 (A) the businesses of each of the Company and its Subsidiaries have been, and are being, conducted in compliance with applicable federal, state, local, territorial, provincial, municipal, regional, foreign or supranational laws, acts, statutes, codes, Orders, treaties and ordinances, common law, and any rules, rulings, regulations, standards, judgments, Orders, writs, injunctions, decrees, awards, arbitration awards and agency requirements of any Governmental Authority (collectively, “Laws”) and (B) neither the Company nor any of its Subsidiaries has received any written notice or written communication, or to the Knowledge of the Company, oral notice or oral communication, from any Governmental Authority that the Company, such Subsidiary or any of their respective director or officer, as applicable, is not in compliance with any applicable Law related to the business of the Company or its applicable Subsidiary or that the Company, such Subsidiary or any of their respective director or officer, as applicable, is under investigation by any Governmental Authority for potential non-compliance with any applicable Law relating to the business of the Company or applicable Subsidiary, in each case, that has not been cured as of the date of this Agreement.

(ii)              Permits. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and its Subsidiaries hold all permits, licenses, certifications, approvals, registrations, identification numbers, consents, authorizations, franchises, variances, exemptions, certificates, qualifications, grants of membership and Orders (including all product certifications) issued or granted by any Governmental Authority (the “Company Permits”) required or necessary for the Company and its Subsidiaries to use, own, occupy and operate their assets and conduct the business of the Company and its Subsidiaries. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (A) the Company Permits are in full force and effect, (B) no written notice has been received by the Company or any of its Subsidiaries regarding any (x) violation of, or failure to comply with, any term or requirement of any Company Permit or (y) of revocation, cancellation, suspension, invalidation or termination of or refusal to renew any Company Permit, (C) there is no Action pending, or, to the Knowledge of the Company, threatened that seeks to, or, to the Knowledge of the Company, any existing condition, situation or set of circumstances that would reasonably be expected to result in, the revocation, cancellation, termination, suspension, non-renewal or adverse modification of any Company Permit and (D) no application or notice relating to a Company Permit, including in respect of any individual authorizations required by a Governmental Authority in respect of a director, officer, employee, contractor or agent of the Company or its Subsidiaries, has been refused nor has there been an indication that it would be refused if not withdrawn.

(iii)            International Trade. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor any of its officers or directors, nor to the Knowledge of the Company, any of its Subsidiaries, employees, any agent or other third-party Representative acting on behalf of the Company or any of its Subsidiaries, is currently, or have in the last five years: (A) been a Sanctioned Person, (B) engaged in any dealings or transactions with or for the benefit of any Sanctioned Person or in any Sanctioned Country, (C) made or accepted any unlawful payment or given, received, offered, promised, or authorized or agreed to give or receive, any money, advantage or thing of value, directly or indirectly, to or from any employee or official of any Governmental Authority or any other Person in violation of Anti-Corruption Laws, or (D) otherwise been in violation of Sanctions, Ex-Im Laws, or U.S. anti-boycott Laws (collectively, “Trade Controls”) or any Anti-Corruption Laws.

(iv)             Anti-Corruption. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor any of its Subsidiaries have received from any Governmental Authority or any Person any notice, inquiry, or internal or external allegation; made any voluntary or involuntary disclosure to a Governmental Authority; or conducted any internal investigation or audit concerning any actual or potential violation or wrongdoing in each case, related to Trade Controls or Anti-Corruption Laws. The Company and its Subsidiaries have implemented, maintain in effect and enforce written policies, procedures and internal controls, including an internal accounting controls system, that are reasonably designed to prevent, deter and detect violations of applicable Trade Controls and Anti-Corruption Laws.

(v)               Insurance Contract. Since January 1, 2020, each insurance agent, producer or broker employed by the Company or a Subsidiary of the Company at the time of soliciting, selling, negotiating or producing any insurance contract on behalf of the Company or any such Subsidiary, to the extent required by applicable Law, was, with respect to such insurance agent, producer or broker employed by a Subsidiary, duly appointed by the applicable insurance carrier, and was duly licensed as an insurance agent, broker or producer for the type of insurance contracts solicited, sold, negotiated or produced by such insurance agent, producer or broker, in each case, in the particular state in which such insurance agent, producer or broker solicited, sold, negotiated or produced such insurance contract, in each case, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Since January 1, 2020, to the extent required under applicable Law (including any state insurance Law), each applicable Subsidiary of the Company currently designates a designated responsible licensed producer in each jurisdiction where they hold an insurance agent, broker or producer license in each case, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each officer or employee of the Company who serves as the designated responsible licensed producer thereof holds all insurance agent, broker or producer licenses required for serving in such role in each case, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(k)               Material Contracts.

(i)                 Except for Contracts (including all amendments and modifications thereto) filed as exhibits to the Company Reports as of the date of this Agreement, any Benefit Plan set forth in Section 5.1(i)(i) of the Company Disclosure Schedule, or as set forth in Section 5.1(k)(i) of the Company Disclosure Schedule, as of the date of this Agreement, neither the Company nor any of its Subsidiaries is a party to or bound by any Contract described by clause (A) through clause (I) of this Section 5.1(k)(i), including Contracts and all amendments and modifications thereto filed or required to be filed as exhibits to the Company Reports (a “Material Contract”):

(A)             that is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the Exchange Act);

(B)              that contains any noncompete or exclusivity provisions to which the Company or any of its Subsidiaries is subject that would, after the Company Merger Effective Time, materially restrict the ability of Parent or any of its Subsidiaries (other than the Company or any of its Subsidiaries) to compete in any line of business or geographic area;

(C)              that provides for a material partnership, joint venture, collaboration or similar material arrangement (other than agreement entered into between the Company or any its Subsidiaries, on the one hand, and another Subsidiary of the Company, on the other hand);

(D)             that is (1) an indenture, credit agreement, loan agreement, security agreement, guarantee, note, mortgage or other agreement providing for or guaranteeing Indebtedness of any Person in excess of $1.5 million, except for any Contract solely among or between the Company and any of its wholly-owned Subsidiaries, or (2) a hedging, derivative, swaps or other similar Contract;

(E)              that relates to a closed acquisition or disposition of any Person, business, assets (other than client lists) or real property (whether by merger, sale of stock, sale of assets or otherwise) and includes a deferred payment obligation (not including “earnouts” or other contingent payments) of the Company and its Subsidiaries in excess of $500,000 that has not been satisfied in full;

(F)              that is a settlement agreement that (1) requires payment by the Company or any of its Subsidiaries after the date hereof in excess of $500,000 or (2) imposes non-monetary obligations or restrictions on the Company or any of its Subsidiaries after the date of this Agreement which obligations or restrictions would apply to Parent or its Affiliates (including the Company and its Subsidiaries) following the Closing;

(G)             relating to a pending acquisition or disposition of any Person, business, assets or real property (whether by merger, sale of stock, sale of assets or otherwise) with an executed letter of intent or acquisition or disposition agreement and having an upfront purchase price in excess of $10 million;

(H)             (1) pursuant to which the Company licenses or grants rights to any Person, or licenses or receives a grant of right from any Person with respect to any material Intellectual Property Right (other than non-exclusive licenses for commercially available off-the-shelf software licensed or procured for aggregate fees of $1 million or less), (2) pursuant to which a Person has developed or been engaged to develop any material Intellectual Property Rights for the Company (other than Contracts with employees or independent contractors pursuant to which Intellectual Property Rights are assigned to the Company on standard forms of agreement entered into in the ordinary course of business), or (3) entered into to settle or resolve any material Intellectual Property Right-related dispute or otherwise affecting the Company’s or any of its Subsidiaries right to use or enforce any material Owned IP, including settlement agreements, coexistence agreements, covenant not to sue agreements, and consent to use agreements; or

(I)               that is a management agreement between one or more Subsidiaries of the Company and one or more management companies (including any principals of any such management company) (a “Management Agreement”) (i) pursuant to which management services are provided to such Company Subsidiary and (ii) that was one of the top 20 largest sources of revenue for the Company and its Subsidiaries, based on the amounts paid or payable pursuant to such Management Agreement during the 2022 fiscal year.

(ii)              The Company has made available to Parent prior to the date of this Agreement accurate and complete copies of all written Material Contracts required to be identified in Section 5.1(k)(i) of the Company Disclosure Schedule, including all amendments thereto, as in effect as of the date of this Agreement.

(iii)            As of the date of this Agreement, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each Material Contract is a valid and binding agreement of the Company or any of its Subsidiaries party thereto, enforceable against the Company or any of its Subsidiaries and, to the Knowledge of the Company, each other party thereto in accordance with its terms, and is in full force and effect, subject in each case to the Bankruptcy and Equity Exception (and subject to the termination or expiration of any such Material Contract after the date of this Agreement in accordance with its terms). Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor any of its Subsidiaries and, to the Knowledge of the Company, as of the date of this Agreement, no other party thereto is (or with or without notice or lapse of time would be) in default or breach under the terms of any such Material Contract and no event has occurred (with respect to defaults or breaches by any other party thereto, to the Knowledge of the Company, as of the date of this Agreement) that (with or without notice or lapse of time) will, or would reasonably be expected to, (A) constitute such a violation or breach, (B) give any Person the right to accelerate the maturity or performance of any Material Contract or (C) give any Person the right to cancel, terminate or modify in a manner adverse to the Company any Material Contract.

(l)                 Real Property.

(i)                 Title to Real Property; Liens.

(A)             Leased Real Property. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (1) the Company or its applicable Subsidiary has a valid leasehold interest in all Leased Real Property that is material to the Company and its Subsidiaries, taken as a whole, free and clear of all Liens, except Permitted Liens; (2) there exists no default or event of default under any of the Real Property Leases that are material to the Company and its Subsidiaries, taken as a whole, (or any event that with notice or lapse of time or both would become a default) on the part of the Company or any of its Subsidiaries (as applicable) or, to the Knowledge of the Company, as of the date of this Agreement, any other party thereto and (3) the Company or its applicable Subsidiary has not subleased, licensed, or otherwise granted any Person the right to use or occupy any Leased Real Property that is material to the Company and its Subsidiaries, taken as a whole, or any portion thereof;

(B)              Owned Real Property. No real property is owned by the Company as of the date of this Agreement.

(m)             Takeover Statutes. Assuming the accuracy of the representations and warranties of Parent and Merger Subs made in Section 5.2(f), the restrictions of Section 203 of the DGCL or of any “fair price,” “moratorium,” “control share acquisition,” “business combination” or other similar anti-takeover Law (each, a “Takeover Law”) or any anti-takeover provision in the Company’s certificate of incorporation or bylaws (including, for the avoidance of doubt, Article Tenth of the Company’s certificate of incorporation) shall not apply to the Company, Parent, Merger Subs, the Rollover Stockholders, the shares of Company Stock, this Agreement, the Support Agreement, the Mergers or any other transactions contemplated by this Agreement. There is no stockholder rights plan or “poison pill” anti-takeover plan in effect to which the Company or any of its Subsidiaries is subject, party to or otherwise bound. The Company Board or the Special Committee has adopted such resolutions and taken all actions so that Parent and the Rollover Stockholders will not be prohibited from entering into or consummating a “business combination” with the Company as an “interested stockholder” (in each case as such term is used in the Company’s certificate of incorporation) as a result of the execution of this Agreement, the Support Agreement, the Mergers or the consummation of the other transactions in the manner contemplated by this Agreement.

(n)               Environmental Matters. Each of the Company and its Subsidiaries is, and since January 1, 2020, has been, in compliance with all applicable Environmental Laws, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each of the Company and its Subsidiaries possesses and maintains, and is, and since January 1, 2020 has been, in compliance with all Company Permits required under Environmental Laws, other than as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any of its Subsidiaries have received any written claim, notice of violation, citation, directive, Order, report or other information since January 1, 2020 concerning any actual violation or alleged violation of, or liability under, any Environmental Law except for matters that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. There are no Actions, suits or proceedings pending or, to the Knowledge of the Company, threatened concerning compliance by the Company or any of its Subsidiaries with, or liability of the Company or any of its Subsidiaries under, any Environmental Law except for matters that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any Subsidiary is subject to any Order, decree, injunction or other binding agreement with any Person (including any Governmental Authority) concerning liability or obligations under any Environmental Law that would result in liabilities under applicable Environmental Laws, other than as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any of its Subsidiaries have treated, stored disposed of, arranged for or permitted the disposal of, transported, handled, manufactured, distributed, sold, exposed any Person to or released any Hazardous Substances, or owned or operated any property or facility which is or has been contaminated by any Hazardous Substances, in each case as would require the Company or its Subsidiaries to report, investigate, remediate, correct (or otherwise respond to), or result in liabilities under Environmental Laws, other than as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any of its Subsidiaries have assumed, undertaken, provided an indemnity with respect to or, to the Knowledge of the Company, otherwise become subject to any liability of any other Person relating to Environmental Laws or Hazardous Substances, other than as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company has furnished to Parent all environmental audits, assessments and reports and other material environmental, health or safety documents relating to the current or former properties, facilities or operations of the Company and any of its Subsidiaries, in each case which are in the possession or under the reasonable control of the Company.

(o)               Taxes. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect:

(i)                 The Company and each of its Subsidiaries (A) has duly and timely filed (taking into account any valid extension of time within which to file) all Tax Returns required to be filed by it, and each such filed Tax Returns is true, correct and complete, (B) has paid all Taxes that are required to be paid by it (whether or not shown as due on such Tax Returns) and (C) has complied with all applicable Laws relating to the payment, collection, withholding and remittance of Taxes by it and related information reporting requirements with respect to amounts owing to or from any of its employees, creditors, customers, or other third parties. The most recent financial statements contained in the Company Reports reflect an adequate reserve (in accordance with GAAP) for all Taxes accrued but not then payable by the Company and its Subsidiaries through the date of such financial statements.

(ii)              There are no Tax Liens upon any property or assets of the Company or any of its Subsidiaries except for Permitted Liens described in clause (a) of the definition thereof.

(iii)            No deficiency for any amount of Taxes has been proposed or asserted in writing or assessed by any Governmental Authority against the Company or any of its Subsidiaries that remains unpaid or unresolved in whole or in part.

(iv)             (A) There are no audits, suits, claims, examinations, investigations, or other proceedings in respect of Taxes or Tax matters pending or threatened in writing against the Company or any of its Subsidiaries and (B) with respect to any Tax years open for audit as of the date hereof, neither the Company nor any of its Subsidiaries has granted any waiver of any statute of limitations with respect to, or any extension of a period for the assessment of, any Tax, other than any such waiver or extension that is automatic or automatically granted.

(v)               Neither the Company nor any Subsidiary (A) has any liability for the payment of any Tax imposed on any other Person (other than the Company or any of its Subsidiaries) under Treasury Regulations Section 1.1502-6 or any analogous or similar provision of U.S. state or local or non-U.S. Tax Law; (B) has liability as a transferee, successor or otherwise by operation of Law for Taxes of any other Person (other than the Company or any of its Subsidiaries) or (C) is a party to any Tax sharing, allocation or indemnification agreement other than (1) any agreement or arrangement solely among the Company and its Subsidiaries, or (2) any Tax sharing or indemnification provisions contained in any agreement entered into in the ordinary course of business and not primarily relating to Tax.

(vi)             In the last two years, neither the Company nor any of its Subsidiaries has been either a “distributing corporation” or a “controlled corporation” in a transaction purported or intended to qualify for tax-free treatment under Section 355(a) of the Code (or any similar provision of U.S. state, or local Law).

(vii)          Neither the Company nor any of its Subsidiaries has “participated” in a “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2) (or any similar provision of U.S. state, or local Law).

(viii)        No written claim has been made within the past three (3) years by a Governmental Authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns or pay Taxes that the Company or any of its Subsidiaries is or may become subject to taxation, or required to file any Tax Return in, that jurisdiction.

(ix)             There are no adjustments under Section 481 of the Code (or any analogous or similar provision of U.S. state, or local or non-U.S. Tax Law) that are required to be taken into account by the Company or any of its Subsidiaries in any taxable period (or portion thereof) ending after the Closing Date by reason of a change in method of accounting in any taxable period (or portion thereof) ending on or before the Closing Date.

(x)               For U.S. federal income tax purposes, (A) the Company is and has since formation been properly classified as a corporation and (B) each of Focus LLC and Focus Operating, LLC is properly classified as a partnership and since formation has been properly classified as a partnership or a disregarded entity. No election is pending to change any such classification.

(p)               Labor Matters.

(i)                 The Company and its Subsidiaries are neither party to, nor bound by, any Contract that is a collective bargaining agreement or other Contract with any labor union, works council or similar labor organization representing employees (each a “Labor Agreement”) and no employees of the Company or any of its Subsidiaries are represented by any labor union, works council, or similar labor organization. Since January 1, 2020, no labor union, works council, other similar labor organization, or group of employees of the Company or any of its Subsidiaries has made a demand for recognition or certification of a labor union or other labor organization as the collective bargaining representative of any employees of the Company or its Subsidiaries, and there are no representation or certification proceedings presently pending or, to the Knowledge of the Company, threatened to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority with respect to such employees. To the Knowledge of the Company, since January 1, 2020, there have been no labor organizing activities with respect to employees of the Company or any of its Subsidiaries. Since January 1, 2020, there have been no unfair labor practice charges, material labor grievances, labor arbitrations, strikes, slowdowns, work stoppages, picketing, handbilling, lockouts or other material labor disputes pending or, to the Knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries. With respect to the transactions contemplated by this Agreement, the Company and its Subsidiaries have satisfied in all material respects any notice, consultation or bargaining obligations owed to their employees or their employees’ representatives under applicable Law, Labor Agreement or other Contract.

(ii)              Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and its Subsidiaries are, and since January 1, 2020, have been, in compliance with all applicable Laws respecting labor, employment and fair employment practices (including equal employment opportunity Laws), including all Laws respecting terms and conditions of employment, occupational safety and health, wages and hours (including the classification of independent contractors and exempt and non-exempt employees), immigration (including the completion of Forms I-9 for all employees and the proper confirmation of employee visas), harassment, discrimination, retaliation, whistleblowing, disability rights or benefits, equal opportunity, plant closures and layoffs (including the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar Laws (“WARN Act”)), employee trainings and notices, workers’ compensation, labor relations, employee leave issues, COVID-19, affirmative action, shifts organization (including meal and rest breaks), overtime and unemployment insurance.

(iii)            Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and its Subsidiaries have investigated all sexual harassment or other discrimination or retaliation allegations that have been reported through the Company’s or any Subsidiary’s complaint procedures or of which the Company has Knowledge. With respect to each such allegation with potential merit, the Company and its Subsidiaries have taken corrective action that is reasonably calculated to prevent further improper action. The Company and its Subsidiaries are not aware of allegations relating to officers, directors, employees, contractors, or agents of the Company and its Subsidiaries, that, if known to the public, would reasonably be expected to have a Material Adverse Effect.

(iv)             Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, to the Knowledge of the Company, no current or former officer, principal, manager, employee, or independent contractor of the Company or any of its Subsidiaries is in any respect in violation of any term of any nondisclosure agreement or obligation, noncompetition agreement, nonsolicitation agreement or restrictive covenant obligation (A) owed to the Company or any of its Subsidiaries or (B) owed to any third party with respect to such person’s right to be employed or engaged by the Company or any of its Subsidiaries. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, since January 1, 2020, there has been no (1) claim by or on behalf of any current or former officer, principal, manager, employee or independent contractor of the Company or any of its Subsidiaries or pending or, to the Knowledge of the Company, threatened asserting that any such obligation to the Company or any of its Subsidiaries is unenforceable, or (2) Order ruling that any such obligation to the Company or any of its Subsidiaries is unenforceable.

(q)               Intellectual Property.

(i)                 Section 5.1(q)(i) of the Company Disclosure Schedule sets forth a complete and accurate list, as of the date hereof, of all Registered Intellectual Property. Except as has not had, individually or in the aggregate, a Material Adverse Effect, to the Knowledge of the Company, all items of material Registered Intellectual Property and material Owned IP are exclusively owned by the Company or a Subsidiary thereof, as applicable, and the Company or a Subsidiary thereof has a valid and sufficient license to all material Business IP, in each case, free and clear of all Liens other than Permitted Liens, and to the extent issued or registered, all such Registered Intellectual Property is subsisting and, to the Knowledge of the Company, valid and enforceable. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and to the Knowledge of the Company, the Company and its Subsidiaries have taken commercially reasonable steps to protect and preserve the rights of the Company and its Subsidiaries in its confidential information, confidential proprietary information, including financial and business information and client Protected Information (“Confidential Information”) and trade secrets that they reasonably wish to protect and preserve.

(ii)              To the Knowledge of the Company, the Company and its Subsidiaries (A) have not since January 1, 2020 infringed, misappropriated or otherwise violated, and do not currently infringe, misappropriate or otherwise violate, the Intellectual Property Rights of any third party or (B) are not party to any Action alleging, and have not since January 1, 2020, sent or received any written notices of any infringement or misappropriation with, any Intellectual Property Rights by, from or to any third party, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. No Action is or, since January 1, 2020, has been pending or threatened in writing that challenges the legality, validity, enforceability, use or ownership of any Intellectual Property Rights owned by the Company or any of its Subsidiaries, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Since January 1, 2020, to the Knowledge of the Company, no Person has infringed, misappropriated or otherwise violated or currently infringes, misappropriates or otherwise violates any Intellectual Property Rights owned by the Company or any of its Subsidiaries, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(iii)            Except as (x) has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (y) as set forth in Section 5.1(q)(iii) of the Company Disclosure Schedule, the Company is, and its Subsidiaries are, and have since January 1, 2020 been, in compliance with the Company’s and its Subsidiaries’ policies, Contracts (to the extent relating to data privacy or data security), and all applicable Laws relating to data privacy or data security (“Data Security Requirements”). To the Knowledge of the Company, since January 1, 2020, except as (i) has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (ii) as set forth in Section 5.1(q)(iii) of the Company Disclosure Schedule, there has been no unauthorized access or Processing of or to any Company System, or any unauthorized use, disclosure, losses or theft of, or security breaches relating to, Protected Information received, or transmitted, by, or in the possession, custody or control of any the Company or its commercial clients (“Security Incident”). Except as (A) has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (B) as set forth in Section 5.1(q)(iii) of the Company Disclosure Schedule: (A) Since January 1, 2020, the Company and its Subsidiaries have not (and have not been required to) notified any Person of any Security Incident; (B) To the Knowledge of the Company, the transactions contemplated by this Agreement do not and will not violate or breach any Data Security Requirement; (C) The Company and its Subsidiaries maintain commercially reasonable policies, procedures and rules regarding data Processing, privacy, protection, and security; (D) The Company Systems are sufficient for the current operations of the business of the Company and its Subsidiaries; and (E) The Company and its Subsidiaries have: (1) taken commercially reasonable measures to protect the integrity of the Company Systems, and (2) implemented, maintained, and tested commercially reasonable disaster recovery procedures for the business and all data material to the business of the Company or any of its Subsidiaries have been regularly backed-up in an encrypted manner and tested for restoration.

(iv)             The Company and each of its Subsidiaries have taken commercially reasonable steps to protect, preserve and maintain the Owned IP, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the Knowledge of the Company, no trade secrets or Confidential Information included in the Owned IP has been Processed (or authorized to be Processed) by or to any third party other than pursuant to a written confidentiality agreement entered into in the ordinary course of business. Each Person that has had or currently has access to any such trade secrets or Confidential Information is subject to appropriate written obligations regarding confidentiality and non-disclosure of such trade secrets or Confidential Information, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any of its Subsidiaries, nor to Knowledge of the Company, other Person is in breach of any Contract referenced in this Section, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(r)                Insurance. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, all fire and casualty, general liability, business interruption, product liability, sprinkler and water damage, workers’ compensation and employer liability, directors, officers and fiduciaries policies and other liability insurance policies (“Insurance Policies”) maintained by the Company or any of its Subsidiaries are in full force and effect and all premiums due with respect to all Insurance Policies have been paid, and neither the Company nor any Subsidiary has taken any action or failed to take any action that, with notice or lapse of time or both, would constitute a breach or default, or permit a termination of any of the Insurance Policies, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(s)                Fairness Opinion.

(i)                 The Special Committee has received the opinion of its outside financial advisor, Goldman Sachs & Co. LLC, to the effect that, as of the date of such opinion and subject to the assumptions, limitations, qualifications and other matters considered in the preparation thereof, the Merger Consideration to be paid to the Unaffiliated Stockholders in the Company Merger pursuant to this Agreement is fair from a financial point of view to such holders, and as of the date of this Agreement, the foregoing opinion has not been withdrawn, revoked or modified in any respect.

(ii)              The Special Committee has received the opinion of its outside financial advisor, Jefferies LLC, to the effect that, as of the date of such opinion and based on and subject to the assumptions, qualifications, limitations and other matters considered in the preparation thereof, the Merger Consideration to be received by the holders of shares of Class A Common Stock that are Unaffiliated Stockholders pursuant to this Agreement is fair, from a financial point of view, to such holders, and as of the date of this Agreement, the foregoing opinion has not been withdrawn, revoked or modified in any respect.

(t)                 Information Supplied. None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in a Proxy Statement or the Schedule 13e-3 nor any amendment or supplement thereto will, at the date of mailing to stockholders and at the time of the Company Stockholders Meeting contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which such statement was made, not misleading.

(u)               Brokers and Finders. Except for the Company’s obligations to Goldman Sachs & Co., LLC and Jefferies LLC, no broker, investment banker, financial advisor or other Person is entitled to any brokerage, finders’, financial advisory or similar fee in connection with the transactions contemplated by this Agreement, including the Merger, based upon arrangements made by or on behalf of the Company or any Subsidiary of the Company.

(v)               Affiliate Transactions. To the Knowledge of the Company, since December 31, 2022, there have been no transactions, or series of related transactions, agreements, arrangements or understandings in effect, nor are there any currently proposed transactions, or series of related transactions, agreements, arrangements or understandings, that would be required to be disclosed under Item 404(a) of Regulation S-K that have not been otherwise disclosed in the Company Reports filed prior to the date hereof, in each case, other than any such transactions, or series of related transactions, agreements, arrangements or understandings with the Rollover Stockholders or their respective Affiliates.

(w)             Existing Credit Document. Without giving effect to the transactions contemplated by this Agreement, (i) as of the date of this Agreement, no Default or Event of Default has occurred and is continuing under the Existing Credit Document; and (ii) as of immediately prior to the Company Merger Effective Time, there shall be no Default or Event of Default that has occurred and is continuing under the Existing Credit Document.

(x)               ERISA Plan Asset Matters.

(i)                 To the Knowledge of the Company, none of the Company, any of its Subsidiaries or, other than as set forth on Section 5.1(x)(i) of the Company Disclosure Schedule, any Private Fund holds “plan assets” of any “benefit plan investor” within the meaning of 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA (“Plan Assets”), or the assets of any employee benefit plan or arrangement that is subject to any federal, state, local or other law that is substantially similar to Title I of ERISA or Section 4975 of the Code (“Similar Law”). To the Knowledge of the Company, all Private Funds which are deemed to hold Plan Assets or assets subject to Similar Law have been operated to comply with such applicable Laws, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(ii)              Each of the Company and any of its Subsidiaries that provides (or has within the past six years provided) services to any (A) “employee benefit plan” as defined in Section 3(3) of ERISA that is subject to Title I of ERISA, (B) “plan” as defined in and subject to Section 4975 of the Code, or (C) entity, account or other arrangement the assets of which are deemed to include Plan Assets of such “employee benefit plan” or other “plan” (each, hereafter an “ERISA Client”) has provided such services: (i) in compliance in all material respects with the applicable requirements of ERISA and Section 4975 of the Code, and the rules and regulations thereunder; and (ii) has not engaged in or caused an ERISA Client to engage in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code in each case, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each of the Company and any of its Subsidiaries that provides, or in the past six years has provided, any services to any “governmental plan” (as defined in Section 3(32) of ERISA) or any other plan, account or arrangement that is subject to Similar Law (each such plan, account and arrangement referred to as a Plan, and together with ERISA Clients “Plan Clients”), has provided such services in compliance in all material respects with any applicable Similar Law, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the Knowledge of the Company, each Subsidiary that provides services to any ERISA Client (other than an ERISA Client that is an “individual retirement account” described in Section 408(a) of the Code) qualifies as a qualified professional asset manager (as such term is used in Prohibited Transaction Class Exemption 84-14, as amended) (the “QPAM Exemption”) or is able to reply on another applicable Prohibited Transaction Exemption, as necessary. None of the Company or, to the Knowledge of the Company, any of its affiliates (as defined in the QPAM Exemption), has engaged in activity that would result in the inability of it or, after the transactions contemplated under this Agreement, Parent or any of its affiliates (as defined in the QPAM Exemption), to rely upon the QPAM Exemption.

(iii)            Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor any of its Subsidiaries is, or has in the last six years been, the subject of any audit, proceeding, penalty or enforcement by the U.S. Department of Labor or any other Governmental Authority in connection with any services provided by the Company or a Subsidiary to any Plan Client or any transaction relating to any Plan Client.

(y)               General Regulatory Compliance.

(i)                 Except as set forth on Section 5.1(y)(i) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries holds, directly or indirectly, any ownership in, or is or is required to be registered, licensed, or qualified as, a bank, insured depository institution, credit union, trust company, money services business, investment company, investment adviser, broker-dealer, commodity broker-dealer, commodity pool operator, commodity trading adviser, futures commission merchant, swap execution facility, transfer agent, real estate broker, introducing broker, municipal advisor, insurance company, insurance agency or producer, insurance broker or municipal securities dealer except where such failure to be so registered, licensed, or qualified has not had and would not reasonable be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any notice concerning any material failure to obtain any such registration, license or qualification. Except as set forth in Section 5.1(y)(i) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries provides services to any non-U.S. Person or any Person outside the U.S. in a manner or to an extent that requires registration in any such jurisdiction except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company has made available to Parent a list of all material customer complaints received by the Company or, to the Knowledge of the Company, any of the Company’s Subsidiaries during the past three (3) years.

(ii)              Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, to the Knowledge of the Company, during the past three (3) years, each BD Subsidiary, RIA Subsidiary, CPO Subsidiary and CTA Subsidiary has timely filed all Filings, paid all fees and assessments due and payable in connection therewith, and has maintained within its records a timely updated version thereof in accordance with SEC, FINRA, CFTC or NFA requirements, as applicable, or other applicable Law and, at the time of filing each such Filing, such Filing (A) was materially accurate and correct and complied in all material respects with all applicable Laws, and (B) with respect to any Form BD, Form ADV or NFA Form 7-R, contained no untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. To the Knowledge of the Company there are no unresolved SEC, FINRA, CFTC, NFA or other Governmental Authority comments with respect to any Filing required under the Exchange Act, the Investment Advisers Act, the Commodity Exchange Act or FINRA or NFA rules or by-laws or any other applicable Law except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each of the RIA Subsidiaries has delivered or made available Part 2 of its Form ADV and its Form CRS, as applicable, to those Advisory Clients to whom such delivery or offer is required under the Investment Advisers Act or other applicable Law except where the failure to deliver or make such documents available has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each of the BD Subsidiaries has delivered or made available its Form CRS to those Brokerage Clients to whom such delivery or offer is required under the Exchange Act or other applicable Law except where the failure to deliver or make such documents available has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(iii)            Except for examinations conducted by the SEC, FINRA, the CFTC, NFA or any other Governmental Authority in the ordinary course of the business of the BD Subsidiaries, RIA Subsidiaries, Private Funds, CPO Subsidiaries and CTA Subsidiary no Governmental Authority has, within the three (3) years preceding the date hereof, formally initiated any administrative proceeding, or material investigation into the business or operations of any BD Subsidiary, RIA Subsidiary, Private Fund, CPO Subsidiary or CTA Subsidiary, sent any BD Subsidiary, RIA Subsidiary, Private Fund, CPO Subsidiary or CTA Subsidiary a written “Wells Notice”, other written indication of the commencement of an enforcement action from the SEC, FINRA, the CFTC, NFA or any other Governmental Authority, or other formal notice alleging any material noncompliance with any applicable Law, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as has not had an would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, during the three (3) years preceding the date hereof, no BD Subsidiary, RIA Subsidiary, Private Fund, CPO Subsidiary or CTA Subsidiary has (A) settled any claim or proceeding of the SEC, FINRA, the CFTC, NFA or any other Governmental Authority, (B) had an Order entered against such Person under any applicable Law, (C) been subject to any cease and desist, censure or other disciplinary or similar order issued by any Governmental Authority, (D) been a party to any material written agreement, consent agreement, memorandum of understanding or disciplinary agreement with any Governmental Authority, or (E) been a recipient of any material supervisory letter from any Governmental Authority.

(iv)             With respect to any material written report of examination (including any deficiency letter), inspection or investigation of any BD Subsidiary, RIA Subsidiary, CPO Subsidiary or CTA Subsidiary issued by any Governmental Authority during the past three (3) years, to the Knowledge of the Company, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect no Governmental Authority has informed such BD Subsidiary, RIA Subsidiary, CPO Subsidiary or CTA Subsidiary and no BD Subsidiary, RIA Subsidiary, CPO Subsidiary or CTA Subsidiary is otherwise aware that (A) any material deficiencies or violations noted in such examination, inspection or investigation has not been resolved to the satisfaction of such Governmental Authority or (B) that such Governmental Authority intends to take further action on any such matter. A copy of all reports or correspondence or similar documents summarizing the results of any inspection of any BD Subsidiary, RIA Subsidiary, CPO Subsidiary or CTA Subsidiary by the SEC, FINRA, the CFTC, NFA or any other Governmental Authority (including any deficiency letter) conducted during the past three (3) years have been made available to Parent.

(v)               Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and to the Knowledge of the Company, each of the BD Subsidiaries’, RIA Subsidiaries’, CPO Subsidiaries’ and CTA Subsidiary’s members, directors, officers, employees, independent contractors, agents and representatives who are required to be registered, licensed or qualified as (A) an “investment adviser representative” (as such term is defined in Rule 203A-3 under the Investment Advisers Act) of a RIA Subsidiary (a “RIA Associated Person”), (B) a “principal” (as such term is defined in FINRA Rule 1021), a “representative” (as such term is defined in FINRA Rule 1031), or an “associated person” (within the meaning of section 3(a)(18) of the Exchange Act) of a BD Subsidiary (each, a “BD Associated Person”), or (C) an “associated person” (as such term is defined in CFTC Regulation 1.3) or a “principal” (as such term is defined in CFTC Regulation 3.1) of the CTA Subsidiary or a CPO Subsidiary (each, a “CFTC Associated Person”), or in any similar capacity, in each case, with any Governmental Authority (x) is duly and properly registered, licensed or qualified as such, (y) has been so registered, licensed or qualified at all times while employed or engaged by the relevant BD Subsidiary, RIA Subsidiary, CPO Subsidiary or CTA Subsidiary (as applicable), and (z) such licenses are in full force and effect with the applicable Governmental Authority and under applicable Law, or are in the process of being registered as such within the time periods required by applicable Law.

(vi)             To the Knowledge of the Company, none of its RIA Subsidiaries has accepted any advisory fees from a “government entity” after such RIA Subsidiary or any “covered associate” of such RIA Subsidiary had made a “contribution” or “coordinated” or “solicited” a “contribution” to an “official” of that “government entity” (as such terms are defined in Rule 206(4)-5 under the Investment Advisers Act).

(vii)          To the Knowledge of the Company, there are no no-action letters or exemptive orders or similar regulatory relief issued to the Company, its Subsidiaries, any Private Fund or any Registered Fund that it continues to rely upon in its respective business as conducted on the date hereof.

(viii)        To the Knowledge of the Company, none of the Company, its Subsidiaries, the Private Funds or any of their respective general partners or managing members, or, any of their respective directors, executive officers, or other officers that would participate in an offering of securities in reliance on Rule 506 of Regulation D under the Securities Act (A) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1) under the Securities Act (“Disqualification Events”) or (B) under any pending or threatened, proceedings or investigation that could result in a Disqualification Event.

(ix)             Each of the RIA Subsidiaries has designated and approved an appropriate chief compliance officer in accordance with Rule 206(4)-7 under the Investment Advisers Act except where the failure to so designate and approve such chief compliance officer has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each of the RIA Subsidiaries, BD Subsidiaries, CPO Subsidiaries and the CTA Subsidiary has established, adopted, maintained, had in effect, and, to the Knowledge of the Company, at all times during the three (3) years preceding the date hereof, each RIA Subsidiary and each of its RIA Associated Persons, each BD Subsidiary and each of its BD Associated Persons, each CPO Subsidiary and CTA Subsidiary and each of their CFTC Associated Persons, and each of their respective employees subject thereto have been in compliance in all material respects with, all written policies and procedures reasonably designed to ensure compliance with applicable Law (including, without limitation, FINRA Rules 3110, 3120 and 3130, Rule 206(4)-7 under the Investment Advisers Act and NFA Rule 2-9, as applicable) complete and correct copies of which (including any required reports (including, as applicable, those required under FINRA Rule 3130) prepared by each BD Subsidiary, RIA Subsidiary, CPO Subsidiary or CTA Subsidiary thereunder during the three (3) years preceding the date hereof relating to compliance by the BD Associated Persons, BD Subsidiaries, RIA Associated Persons, RIA Subsidiaries, CFTC Associated Persons, CPO Subsidiaries, the CTA Subsidiary and each of their respective employees subject thereto) have been provided to Parent. To the Knowledge of the Company, each of the BD Subsidiaries, RIA Subsidiaries, CPO Subsidiaries and the CTA Subsidiary have maintained all material records relating to their respective business as a broker-dealer, investment adviser, commodity pool operator or commodity trading advisor as are required to be maintained under the Investment Advisers Act, the Exchange Act, the Commodity Exchange Act or FINRA or NFA rules and by-laws and all other applicable Laws except in each case as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(z)               Broker-Dealer Matters.

(i)                 Neither the Company nor any of its Subsidiaries other than the BD Subsidiaries (each of which is set forth in Section 5.1(z)(i) of the Company Disclosure Schedule) meets the definition of “broker” or “dealer” under the Exchange Act or is registered or required to be registered as a broker or dealer under the Exchange Act or other applicable Laws in any non-U.S. jurisdictions. Each of the BD Subsidiaries is, and at all times required pursuant to applicable Law has been, duly registered, licensed and qualified, as applicable, as a broker-dealer with the SEC under the Exchange Act and each state or other jurisdiction where the conduct of its business requires such registration, license or qualification, duly registered with the Security Investors Protection Corporation, a member in good standing of FINRA and in compliance with its broker-dealer Membership Agreement with FINRA except where the failure to be so registered, licensed and qualified has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The business undertaken by each of the BD Subsidiaries is limited to those permitted under its FINRA Membership Agreement and Form BD. Each BD Subsidiary’s registration, license or qualification is in full force and effect and no Action is pending, or to the Company’s knowledge, threatened, to revoke, suspend, cancel or adversely modify any such registration, license or qualification.

(ii)              Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, no BD Associated Person, the Company or any of its Subsidiaries (or any “control affiliate” of a BD Subsidiary (as defined in Form BD)) or, to the Company’s knowledge, any of their members, directors, officers, employees, agents, associated persons or representatives are or have been the subject of any Action, Order or other event or circumstance that is required to be disclosed on the Form BD (including, for the avoidance of doubt, any affirmative response to any question in Item 11 thereof) of any of the BD Subsidiaries or any Forms U-4 or U-5, that are not so disclosed on the relevant current Form BD or current Forms U-4 or U-5. None of the Company, or to the Company’s Knowledge, any of its BD Subsidiaries or any BD Associated Person or any of their respective members, directors, officers, employees, agents, associated persons or representatives (during the term of such Person’s employment or engagement by such Person or while acting as an agent or representative of such Person), is or has been (A) ineligible to serve as a broker-dealer or an associated person of a broker-dealer under Section 15(b) of the Exchange Act, (B) subject to “statutory disqualification” within the meaning of Section 3(a)(39) of the Exchange Act, “heightened supervision” under the rules of FINRA, “bad actor disqualification” described in Rule 506(d) of the Securities Act, or any other restriction on activities or future activities as a broker-dealer or an associated person of a broker-dealer under applicable Law, (C) subject to any Order that enjoins such Person from engaging in or continuing any conduct or practice in connection with any activity involving or in connection with the purchase or sale of any security, or (D) subject to any disqualification that would be a basis for censure or denial, suspension or revocation of any BD Subsidiary’s Membership Agreement with FINRA or registration as a broker-dealer under Section 15 of the Exchange Act. There is no Action with respect to a BD Subsidiary or a BD Associated Person pending or, to the Company’s Knowledge, threatened, that would reasonably be expected to result in the occurrence of any of the circumstances set forth in the immediately preceding sentence or any BD Subsidiary having its authorization to conduct business as a broker-dealer denied, suspended, revoked or restricted.

(iii)            Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each of the BD Subsidiaries maintains, and, at all times during the past three (3) years, has maintained (A) an amount of “net capital” in compliance with the net capital requirements for brokers or dealers registered, licensed or qualified as a broker-dealer under the Exchange Act (as determined in accordance with Rule 15c3-1 under the Exchange Act), (B) such additional amounts, if any, required by (or as agreed with) FINRA and any other Governmental Authority and (C) an amount sufficient to ensure that it has not been required to file notice under Rule 17a-11 under the Exchange Act. As of the date hereof, no BD Subsidiary has entered into any agreement or arrangement with any Governmental Authority to increase the amount of regulatory capital it is required to maintain above the amount required to be maintained under Rule 15c3-1 under the Exchange Act. As of the date hereof, none of the BD Subsidiaries has an aggregate indebtedness (computed in accordance with Rule 15c3-1 under the Exchange Act) that exceeds 1,500% of its net capital.

(iv)             The receipt of any compensation or payments by each of the BD Subsidiaries under a placement agreement or similar arrangement, 12b-1 Plan or any other solicitation, distribution or revenue sharing arrangement complies in all material respects with applicable Law (including Rule 206(4)-1 under the Investment Advisers Act), and has been disclosed to all applicable Advisory Clients and Brokerage Clients, as required by applicable Law except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(v)               Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect each of the BD Subsidiaries that has a cash sweep program or arrangement (a “Cash Sweep Program”) has received written affirmative consent from each of its Brokerage Clients as required under Exchange Act Rule 15c3-3(j)(2)(ii), including notification of the general terms and conditions of the products available through the Cash Sweep Program and that the products available to Brokerage Clients under the Cash Sweep Program may change, and such BD Subsidiary and its applicable Affiliates has conducted its Cash Sweep Program in accordance with applicable Laws.

(vi)             With respect to any margin or options accounts provided to any of the BD Subsidiaries’ Brokerage Clients, such BD Subsidiary is, and at all times during the three (3) years preceding the date hereof has been, in compliance in all material respects with FINRA Rule 2360 except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. No BD Subsidiary receives any payment for order flows.

(aa)            Investment Adviser Matters.

(i)                 Neither the Company nor any of its Subsidiaries other than the RIA Subsidiaries (each of which are set forth in Section 5.1(aa)(i) of the Company Disclosure Schedule) meets the definition of “investment adviser” under the Investment Advisers Act or is registered or required to be registered as an investment adviser with the SEC or the securities commission of any state. Each of the RIA Subsidiaries is, and at all times required pursuant to applicable Law has been, duly registered, licensed and qualified, as applicable, as an investment adviser with the SEC under the Investment Advisers Act, and except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and each state or other jurisdiction where the conduct of its business requires such registration, license or qualification and has made notice filings in each state in which such filings are required to be made under applicable Law. Each such registration, license or qualification is in full force and effect and no Action is pending, or to the Company’s Knowledge, threatened, to revoke, suspend, cancel or adversely modify any such registration, license or qualification except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(ii)              To the Knowledge of the Company, no RIA Subsidiary and no RIA Associated Persons or other Person “associated” (as defined in the Investment Advisers Act) with any RIA, is ineligible or disqualified (or has been convicted of any crime, or is or has been subject to, any disqualification that would be a basis for a determination of ineligibility or disqualification) (A) pursuant to Section 203(e) or 203(f) of the Investment Advisers Act to serve as a registered investment adviser or Person “associated” (as defined in the Investment Advisers Act) with a registered investment adviser or subject to disqualification under Rule 206(4)-3 under the Investment Advisers Act or (B) pursuant to Section 9(a) or 9(b) of the Investment Company Act to serve as an investment adviser (or in any other capacity contemplated by the Investment Company Act) to a registered investment company. To the Knowledge of the Company, within the past three (3) years, no RIA Subsidiary has received any written notice from any Governmental Authority alleging any such ineligibility or disqualification and no Actions are pending or threatened that would reasonably be expected to result in any such ineligibility or disqualification.

(iii)            Except with respect to such Private Funds and Registered Funds, each of which is set out in Section 5.1(d) of the Company Disclosure Schedule, no RIA Subsidiary acts as investment adviser, general partner, managing member, sponsor, commodity pool operator or commodity trading advisor to any other pooled investment vehicle on the date hereof.

(iv)             To the Knowledge of the Company, none of the RIA Subsidiaries engage, and have not in the past three (3) years engaged, in any purchase, sale, lending, or borrowing transactions with an Advisory Client as a principal, agent, lender or borrower, as applicable in violation of Rule 206(3) under the Investment Advisers Act.

(v)               Each of the RIA Subsidiaries has implemented policies and procedures reasonably designed to satisfy its duty to seek “best execution” (as such term is understood under the Investment Advisers Act) for each Advisory Client for which it exercises trading discretion, as applicable. The receipt of all soft dollar brokerage and research services by any of the RIA Subsidiaries qualify for the safe harbor afforded by Section 28(e) of the Exchange Act and each such RIA Subsidiary has complied in all material respects with related disclosure requirements except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. With respect to any “wrap fee program” (as defined under Rule 204-3(f) of the Investment Advisers Act), model portfolio or similar program sponsored or offered by the Company, such program complies in all material respects with the requirements of the Investment Advisers Act, the Investment Company Act (including the safe harbor provisions of Rule 3a-4 promulgated thereunder) and all other applicable Laws except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(vi)             To the Knowledge of the Company, at all times during the three (3) years prior to the date hereof, each RIA Subsidiary has maintained all assets of its Advisory Clients (including, without limitation, each Private Fund), to the extent required to do so, in accordance with Rule 206(4)-2 under the Investment Advisers Act and all other applicable Law except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect at all times during the three (3) years, to the extent required to do so by Rule 206(4)-2 under the Investment Advisers Act, each RIA Subsidiary has obtained the requisite audit of its Advisory Clients’ accounts (including, without limitation, each Private Fund) and delivered the such audits to its Advisory Clients in accordance with Rule 206(4)-2 under the Investment Advisers Act, and each such audit has been unqualified and no material discrepancy has been reported during the course of any such audit.

(bb)           Advisory Client Matters.

(i)                 During the three (3) years preceding the date hereof, at all times that a RIA Subsidiary was performing investment advisory services for any Advisory Client there has been in full force and effect at all times a written Advisory Contract for such Advisory Client except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, to the Knowledge of the Company, each Advisory Contract (A) is a valid and binding agreement of such RIA Subsidiary and such Advisory Client, enforceable in accordance with its terms, (B) includes all provisions required by and complies with Section 205 of the Investment Advisers Act, (C) has been entered into and performed by such RIA Subsidiary in all material respects in accordance with its terms (including any applicable investment restrictions or policies of such Advisory Client), the Investment Advisers Act and applicable Law and (D) there have been no material errors, miscalculations, discrepancies or changes to calculation methodologies with respect to any fees charged under such Advisory Contract (or any credits, refunds or reimbursements to such Advisory Clients related thereto), and all fees paid by such Advisory Client have been calculated in all material respects in accordance with the relevant Advisory Contract and applicable Law, using a calculation methodology for such fees consistent with the Advisory Contract. To the Knowledge of the Company, during the three (3) years preceding the date hereof no RIA Subsidiary has been in default in any material respect under any Advisory Contract except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(ii)              Private Fund Clients.

(A)             Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (w) each Private Fund has (as applicable) a separate prime broker, custodian or trustee which is a third-party entity independent of the applicable RIA Subsidiary; (x) each Private Fund has sufficient collateral to support its current borrowing; (y) no RIA Subsidiary is a guarantor of, or otherwise liable in connection with, on behalf of, or for any borrowing obligations of any Private Fund; and (z) no Private Fund, and to the Company’s Knowledge, no investor in a Private Fund, is a Sanctioned Persons or otherwise subject to any Sanctions.

(B)              To the Knowledge of the Company, as of the date hereof, there are no material defaults by any Private Fund investors on capital calls or capital contributions with respect to any Private Fund except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and, to the Knowledge of the Company, no limited partner or investor in any Private Fund has expressed its intent to fail to fund a capital call or capital contribution except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(C)              Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, to the extent any Private Fund has or anticipates executing any transactions in instruments regulated by the Commodity Futures Trading Commission, the relevant RIA Subsidiary or affiliate thereof has timely made all applicable filings and affirmations necessary to claim the applicable exemption from the CPO or CTA registration requirements under the Commodity Exchange Act listed.

(D)             Section 5.1(bb)(ii)(D) of the Company Disclosure Schedule sets forth a list of each Advisory Client that is a Private Fund as of the date hereof. No Private Fund is required to register as an investment company under the Investment Company Act except where the failure to register has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(iii)            Registered Fund Clients.

(A)             Section 5.1(bb)(iii)(A) of the Company Disclosure Schedule lists each Advisory Client that is a Registered Fund as of the date hereof. Other than the Registered Funds, no Advisory Client is, or is required to be, registered as an investment company with the SEC under the Investment Company Act except where the failure to register has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(B)              None of the Company, any RIA Subsidiary or any of the respective Affiliates controls any Registered Fund. Except as disclosed in Section 5.1(bb)(iii)(A) of the Company Disclosure Schedule, Registered Funds have been organized on third-party trust platforms and have not been sponsored or organized by the Company, RIA Subsidiary or any of their respective Affiliates except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(C)              Each Advisory Contract with a Registered Fund has been duly approved, continued and at all times has been in compliance in all material respects with Section 15 of the Investment Company Act except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(D)             To the Knowledge of the Company, each Registered Fund is, and has at all times during the three (3) years prior to the date hereof has been, operated in compliance in all material respects with (i) applicable Law and (ii) its respective investment restrictions and policies, except in each case as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(cc)            Commodity Pool Operator and Commodity Trading Advisor Matters.

(i)                 Neither the Company nor any of its Subsidiaries other than the CPO Subsidiaries meets the definition of “commodity pool operator” under the Commodity Exchange Act or is registered or required to be registered as a commodity pool operator under the Commodity Exchange Act or other applicable Laws in any non-U.S. jurisdictions except where the failure to register has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each CPO Subsidiary is, and at all times required pursuant to applicable Law has been, duly registered, licensed and qualified, as applicable, as a commodity pool operator with the CFTC under the Commodity Exchange Act and each state or other jurisdiction where the conduct of its business requires such registration, license or qualification, and a member in good standing of NFA except in each case as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each such registration, license or qualification is in full force and effect and no Action is pending, or to the Company’s knowledge, threatened, to revoke, suspend, cancel or adversely modify any such registration, license or qualification except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(ii)              Neither the Company nor any of its Subsidiaries other than the CTA Subsidiary meets the definition of “commodity trading advisor” under the Commodity Exchange Act or is registered or required to be registered as a commodity trading advisor under the Commodity Exchange Act or other applicable Laws in any non-U.S. jurisdictions. The CTA Subsidiary is, and at all times required pursuant to applicable Law has been, duly registered, licensed and qualified, as applicable, as a commodity trading advisor with the CFTC under the Commodity Exchange Act and each state or other jurisdiction where the conduct of its business requires such registration, license or qualification, and a member in good standing of NFA except in each case as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each such registration, license or qualification is in full force and effect and no Action is pending, or to the Company’s knowledge, threatened, to revoke, suspend, cancel or adversely modify any such registration, license or qualification except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(iii)            No CFTC Associated Person, the Company or any of its Subsidiaries or, to the Company’s Knowledge, any of their members, directors, officers, employees, agents, associated persons or representatives are or have been the subject of any Action, Order or other event or circumstance that is required to be disclosed on NFA Form 7-R of any of the CPO Subsidiaries or the CTA Subsidiary or any NFA Form 8-R, that are not so disclosed on the relevant current NFA Form 7-R or current NFA Form 8-R. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, no CFTC Associated Person, the Company or any of its CPO Subsidiaries or the CTA Subsidiary, or to the Company’s Knowledge, any of their respective members, directors, officers, employees, agents, associated persons or representatives (during the term of such Person’s employment or engagement by such Person or while acting as an agent or representative of such Person), is or has been (i) ineligible to serve as a commodity trading advisor, commodity pool operator or “associated person” or “principal” of a commodity trading advisor or commodity pool operator under the Commodity Exchange Act, (ii) subject to any disqualification or restriction on activities or future activities as a commodity trading advisor, commodity pool operator or an “associated person” or “principal” of a commodity trading advisor or commodity pool operator under applicable Law, (iii) subject to any Action or Order that enjoins such Person from engaging in or continuing any conduct or practice in connection with any activity involving or in connection with the purchase or sale of any commodity futures contracts, options on futures, retail off exchange forex contracts, swaps or any other instrument regulated by the CFTC, or (iv) subject to any disqualification that would be a basis for censure or denial, suspension or revocation of any CPO Subsidiary’s or the CTA Subsidiary’s membership in NFA or registration as a commodity pool operator or commodity trading advisor under the Commodity Exchange Act, respectively. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, there is no Action pending or, to the Company’s Knowledge, threatened, that would reasonably be expected to result in the occurrence of any of the circumstances set forth in the immediately preceding sentence or the CTA Subsidiary or any CPO Subsidiary having its authorization to conduct business as a commodity trading advisory or commodity pool operator, respectively, suspended, revoked or restricted.

(iv)             Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the CTA Subsidiary and each CPO Subsidiaries maintain, and, at all times during the past three (3) years, has maintained (i) an amount of “net capital” or “adjusted net capital” in compliance with the “net capital” and “adjusted net capital” requirements for commodity pool operators or commodity trading advisors, as applicable, under the Commodity Exchange Act and by NFA rules and bylaws, (ii) such additional amounts, if any, required by (or as agreed with) NFA and any other Governmental Authority and (iii) an amount sufficient to ensure that it has not been required to file a notice of undercapitalization with NFA.

(dd)           No Other Representations or Warranties. Except for the representations and warranties contained in Section 5.2 or in any closing certificate delivered pursuant to Section 7.3(c) and the representations of the Guarantors under the Guarantees, the Company agrees and acknowledges that neither Parent nor any Person on behalf of Parent makes any other express or implied representation or warranty with respect to Parent or any of its Subsidiaries or with respect to any other information provided or made available to the Company in connection with this Agreement or the Mergers, including information conveyed at management presentations, in virtual data rooms or in due diligence sessions and, without limiting the foregoing, including any estimates, projections, predictions or other forward-looking information, and Parent shall not have any liability to the Company resulting from the Company’s reliance on any such information.

5.2.            Representations and Warranties of Parent and Merger Subs. Except as set forth in the disclosure schedule delivered to the Company by Parent immediately prior to the execution of this Agreement (the “Parent Disclosure Schedule”) (it being agreed that disclosure of any item in any section or subsection of the Parent Disclosure Schedule shall be deemed disclosure with respect to any other section or subsection to the extent (and only to the extent) that the relevance of such item is reasonably apparent on the face of such disclosure), each of Parent and Merger Subs hereby represents and warrants to the Company that:

(a)               Organization, Good Standing and Qualification. (i) Parent is a limited liability company duly formed and in good standing under the Laws of the State of Delaware, (ii) Company Merger Sub is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware, (iii) LLC Merger Sub is a limited liability company duly formed, validly existing and in good standing under the Laws of the State of Delaware, (iv) each of Parent and Merger Subs has all requisite corporate or limited liability company power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and (v) each of Parent and Merger Subs is qualified to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business require such qualification, in the case of each of clause (iii) and clause (v), except as does not and would not reasonably be expected, individually or in the aggregate, to prevent, materially delay or materially impair the ability of Parent or either Merger Sub, as applicable, to consummate the Mergers or any other transactions contemplated by this Agreement by the Outside Date.

(b)               Corporate Authority. No vote of holders of capital stock of Parent is necessary to approve this Agreement or the Mergers or any other transactions contemplated by this Agreement. Each of Parent and Merger Subs has all requisite corporate or limited liability company power and authority and has taken all corporate or limited liability company action necessary to execute, deliver and perform its obligations under this Agreement and to consummate the Mergers and any other transactions contemplated by this Agreement, subject only to the adoption of this Agreement by the sole stockholder of Company Merger Sub, which such approval shall occur immediately following the execution of this Agreement. This Agreement has been duly executed and delivered by each of Parent and Merger Subs and constitutes a valid and binding agreement of Parent and Merger Subs (assuming due authorization, execution and delivery by the Company), enforceable against each of Parent and Merger Subs in accordance with its terms, subject to the Bankruptcy and Equity Exception.

(c)               Governmental Filings; No Violations.

(i)                 The execution, delivery and performance by Parent and Merger Subs of this Agreement and the consummation by Parent and Merger Subs of the transactions contemplated by this Agreement require no authorization or other action by or in respect of, or filing with, any Governmental Authority other than (A) the filing of the Certificates of Merger with the Secretary of State of the State of Delaware, (B) compliance with any applicable requirements of the HSR Act, (C) compliance with any applicable requirements of any other Antitrust Laws set forth on Section 5.1(d)(i) of the Company Disclosure Schedule, (D) compliance with any applicable requirements of the Exchange Act, the Securities Act and any other applicable U.S. state or federal securities, takeover or “blue sky” Laws, (E) compliance with any applicable stock exchange rules, (F) the FINRA Approvals and the State BD Approvals and (G) where the failure to take such actions or obtain such authorization would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Merger Subs to consummate the Mergers and any other transactions contemplated by this Agreement.

(ii)              The execution, delivery and performance by Parent and Merger Subs of this Agreement and the consummation by Parent and Merger Subs of the transactions contemplated in this Agreement do not and will not (A) assuming compliance with the matters referred to in Section 5.2(c)(i), conflict with or result in any violation or breach of any provision of the organizational documents of Parent, Merger Subs or any of their respective Subsidiaries, (B) assuming compliance with the matters referred to in Section 5.2(c)(i), conflict with or result in a violation or breach of any applicable Law, (C) assuming compliance with the matters referred to in Section 5.2(c)(i), other than the consents described in Section 6.19, require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, acceleration of any right or obligation or the loss of any benefit to which the Parent, Merger Subs or any of their respective Subsidiaries are entitled, under any Contract binding upon Parent, Merger Subs or any of their respective Subsidiaries, or to which any of their respective properties, rights or other assets are subject, or any Company Permit necessary to conduct the business of Parent, Merger Subs or any of their Subsidiaries as currently conducted or (D) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of Parent, Merger Subs or any of their Subsidiaries, except in the case of clause (B), clause (C) and clause (D), any such violation, breach or conflict that would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Merger Subs to consummate the Mergers and any other transactions contemplated by this Agreement.

(d)               Litigation. As of the date of this Agreement, there are no pending or, to the Knowledge of Parent, threatened Actions against Parent or Merger Subs that seek to enjoin, or would reasonably be expected to have the effect of preventing, making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement, except as would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the ability of Parent and Merger Subs to consummate the Mergers and any other transactions contemplated by this Agreement.

(e)               Guarantees. Concurrently with the execution of this Agreement, the Guarantors have delivered to the Company a true, complete and correct copy of its duly executed Guarantees. Each of the Guarantees is in full force and effect, has not been amended or modified and constitutes a legal, valid and binding obligation of the applicable Guarantor, enforceable against it in accordance with its terms, subject to the Bankruptcy and Equity Exception. No event has occurred that, with or without notice or lapse of time or both, would, or would reasonably be expected to, constitute a default on the part of the applicable Guarantor pursuant to their respective Guarantees.

(f)                Equity Financing.

(i)                 Equity Commitment Letters. As of the date of this Agreement, Parent has delivered to the Company a true, correct and complete copy of an executed commitment letter, dated as of the date of this Agreement, between Parent and each of the Guarantors (the “Equity Commitment Letters”) pursuant to which each of the Guarantors has committed, subject to the terms and conditions thereof, to invest in Parent, directly or indirectly, the cash amounts set forth therein (the “Equity Financing”). On the terms and subject to the conditions set forth therein, the Equity Commitment Letters provide that (i) the Company is an express third-party beneficiary thereof in connection with the Company’s exercise of its rights under Section 9.5(b); and (ii) Parent and the Guarantors will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that there is an adequate remedy at law in connection with the exercise by the Company of such third-party beneficiary rights.

(ii)              Validity. As of the date hereof, each of the Equity Commitment Letters is in full force and effect and constitutes the valid, binding and enforceable obligation of Parent and the applicable Guarantor, as applicable, and, to the Knowledge of Parent, the other parties thereto, is enforceable in accordance with its terms (subject to the Bankruptcy and Equity Exception). As of the date hereof, there are no conditions precedent or other contingencies related to the funding of the full amount of the Equity Financing contemplated by the Equity Commitment Letters, other than the conditions precedent set forth in the Equity Commitment Letters (such conditions precedent, the “Financing Conditions”). As of the date hereof and assuming the satisfaction of the conditions set forth in Section 7.1 and Section 7.2, Parent has no reason to believe that (A) any of the Financing Conditions will not be satisfied on or prior to the Closing Date or (B) the Equity Financing contemplated by the Equity Commitment Letters will not be available to Parent on the Closing Date. As of the date hereof, Parent and the Guarantors, as applicable, are not in default or breach under the terms and conditions of the Equity Commitment Letters and no event has occurred that, with or without notice, lapse of time or both, would or would reasonably be expected to constitute a default or breach or a failure to satisfy a Financing Condition, in each case on the part of Parent or any of the Guarantors, as applicable. Parent, or an Affiliate thereof on its behalf, has fully paid any and all commitment or other fees and amounts required by the Equity Commitment Letters to be paid on or prior to the date hereof and will pay in full as and when due any such amounts due on or before the Closing Date.

(iii)            No Amendments. As of the date of this Agreement, (A) the Equity Commitment Letters have not been amended or modified in any manner and no such amendment or modification is contemplated; and (B) the commitments contained in the Equity Commitment Letters have not been withdrawn, terminated, repudiated or rescinded in any respect by Parent or the Guarantors, as applicable, or, to the Knowledge of Parent, any other party thereto, and no such withdrawal, termination, repudiation or rescission is contemplated by Parent or the Guarantors, as applicable, or, to the Knowledge of Parent, any other party thereto.

(iv)             No Other Arrangements. As of the date of this Agreement, none of the Guarantors, Parent, Merger Subs or any of their respective Affiliates has entered into any side letters, understandings or other agreements, contracts or arrangements of any kind relating to the Equity Commitment Letters or the Equity Financing to which Parent or any of its Affiliates is a party that would reasonably be expected to adversely affect the conditionality, availability or amount of the Equity Financing contemplated by the Equity Commitment Letters.

(v)               Sufficiency of Financing. The Equity Financing, when funded in accordance with the Equity Commitment Letters, will provide Parent and Merger Subs with available funds sufficient for the satisfaction of Parent’s and Merger Subs’ payment obligations under this Agreement (which does not include, for the avoidance of doubt, any payment with respect to any Class A Rollover Shares) and the Equity Commitment Letters on the Closing Date, including for the payment of the Merger Consideration, the Option Consideration and the Closing TRA Payoff Amount and any fees and expenses of or payable by Parent, Merger Subs or the Guarantors (such amounts, collectively, the “Required Amounts”).

(g)               Ownership of Merger Subs; No Prior Activities. As of the date hereof, the authorized capital stock of Company Merger Sub consists solely of 1,000 shares of common stock, par value $0.01 per share, all of which are duly authorized, validly issued and outstanding. The LLC Merger Sub has one class of limited liability company interests, 1,000 units of which are duly authorized, validly issued and outstanding. All of the issued and outstanding equity interests of Merger Subs are, and at the Company Merger Effective Time and the LLC Merger Effective Time, as applicable, will be, owned by Parent or a direct or indirect wholly-owned Subsidiary of Parent, and, other than equity interests owned by Parent or a direct or indirect wholly-owned Subsidiary of Parent, there are (i) no other equity interests, shares of capital stock or voting securities of Merger Subs, (ii) no securities of Merger Subs convertible into or exchangeable for equity interests, shares of capital stock or voting securities of Merger Subs and (iii) no options or other rights to acquire from Merger Subs, and no obligations of Merger Subs to issue, any equity interests, capital stock, voting securities or securities convertible into or exchangeable for equity interests, capital stock or voting securities of Merger Subs. Merger Subs have not conducted any business prior to the date of this Agreement and has no, and prior to the Company Merger Effective Time will have no, business activities, assets, liabilities or obligations of any nature other than those incident to its formation or pursuant to this Agreement and the Mergers and any other transactions contemplated by this Agreement.

(h)               Solvency. Parent is not entering into this Agreement with the actual intent to hinder, delay or defraud either present or future creditors of itself or any of its Affiliates. Immediately after giving effect to the consummation of the transactions contemplated by this Agreement (including the Equity Financing), and assuming the accuracy of the representations and warranties set forth in Section 5.1 in a manner that would satisfy the condition set forth in Section 7.2(a), Parent and each of its Subsidiaries will be Solvent.

(i)                 Brokers and Finders. Except for any Person whose fees and expenses will be paid by Parent, neither Parent nor Merger Subs has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finder’s fees for which the Company would be responsible in connection with the Mergers or any other transactions contemplated by this Agreement.

(j)                 Information Supplied. None of the information supplied or to be supplied by Parent or Merger Subs for inclusion or incorporation by reference in a Proxy Statement or the Schedule 13e-3 and any amendment or supplement thereto will, at the date of mailing to stockholders and at the time of the Company Stockholders Meeting contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which such statement was made, not misleading.

(k)               Ownership of Shares of Company Stock. None of Parent, Merger Subs or any of their “affiliates” or “associates” (as such terms are defined in Article Tenth of the Amended and Restated Certificate of Incorporation of the Company) is, nor at any time in the last three years has been, an “interested stockholder” (as such term is defined in Article Tenth of the Amended and Restated Certificate of Incorporation of the Company). None of Parent, Merger Subs or any of their “affiliates” or “associates” (as such terms are defined in Article Tenth the Amended and Restated Certificate of Incorporation of the Company) beneficially owns (or has beneficially owned in the past three years) any shares of Company Stock or other securities of, or economic interests in, the Company.

(l)                 Covered Transactions. The Mergers and any other transactions contemplated by this Agreement that could involve foreign investment do not constitute a “covered transaction” as defined in 31 C.F.R. 800.213.

(m)             No Other Representations or Warranties. Except for the representations and warranties contained in Section 5.1 or in any closing certificate delivered pursuant to Section 7.2(c), Parent and Merger Subs agree and acknowledge that neither the Company nor any Person on behalf of the Company makes any other express or implied representation or warranty with respect to the Company or any of its Subsidiaries or with respect to any other information provided or made available to Parent or Merger Subs in connection with this Agreement or the Mergers, including information conveyed at management presentations, in virtual data rooms or in due diligence sessions and, without limiting the foregoing, including any estimates, projections, predictions or other forward-looking information, and the Company shall not have any liability to Parent or Merger Subs resulting from Parent’s or Merger Subs’ reliance on any such information. Each of Parent and Merger Subs specifically disclaims that it is relying on or has relied on any representations or warranties, other than those representations and warranties contained in Section 5.1, that may have been made by any Person, and acknowledges and agrees that the Company and its Affiliates have specifically disclaimed and do hereby specifically disclaim any such other representations and warranties. Each of Parent and Merger Subs, on behalf of itself and its Subsidiaries, acknowledges and agrees that it has had reasonable access to, and has been afforded the opportunity to request and review, the books and records of the Company and its Subsidiaries (including in the possession of the Company’s Representatives).

Article VI
Covenants

6.1.            Interim Operations.

(a)               During the period commencing on the date hereof and running until the earlier of the Closing Date and the termination of this Agreement in accordance with Article VIII (the “Pre-Closing Period”), except (i) as expressly contemplated, required or permitted by this Agreement (including, for the avoidance of doubt, the Vested Units Exchanges), (ii) as required by applicable Law, (iii) as approved in writing by Parent (such approval not to be unreasonably withheld, delayed or conditioned), (iv) for any action taken or omitted to be taken, in order to comply with any COVID-19 Measures or which is otherwise taken or omitted to be taken reasonably and in good faith in response to COVID-19 (provided, that, with respect to actions taken or omitted to be taken in reliance on this clause (iv), to the extent permitted under applicable Law and practicable under the circumstances, the Company shall provide prior notice to and consult in good faith with Parent prior to taking such action), or (v) as set forth on Section 6.1 of the Company Disclosure Schedule, the Company will, and will cause its Subsidiaries to, use its and their commercially reasonable efforts to (A) conduct their businesses in the ordinary course of business consistent with past practice and (B) preserve intact in all material respects their respective assets, properties, business organizations and relationships with partners, clients, suppliers, distributors and other Persons with which it has material business dealings; provided that no action by the Company or its Subsidiaries with respect to matters specifically permitted by any provision of Section 6.1(b) shall be deemed a breach of this sentence unless such action would otherwise constitute a breach of such provision of Section 6.1(b).

(b)               During the Pre-Closing Period, except (1) as expressly contemplated, required or permitted by this Agreement, (2) as required by applicable Law, (3) as approved in writing by Parent (such approval not to be unreasonably withheld, delayed or conditioned) or (4) as set forth on Section 6.1 of the Company Disclosure Schedule, the Company will not, and will cause its Subsidiaries not to:

(i)                 (x) adopt any change in the certificate of incorporation or bylaws of the Company or (y) adopt any change in the comparable organizational document of any of the Company’s Subsidiaries (including any amendment to the Focus LLC Agreement);

(ii)              merge or consolidate the Company or any of its Subsidiaries with any other Person, or restructure, reorganize, recapitalize or completely or partially liquidate or dissolve or otherwise enter into any agreement or arrangement imposing restrictions on the assets, operations or business of the Company or any of its Subsidiaries, other than restructuring, reorganization, recapitalization, liquidation or dissolution of any wholly owned Subsidiary of the Company that are immaterial to the Company and its Subsidiaries, taken as a whole, and to the extent such actions are not expected to be adverse to Parent (provided that this Section 6.1(b)(ii) shall not prevent the structuring of a transaction specifically permitted by Section 6.1(b)(xiii) in the form of a merger or consolidation (provided, further, that (x) the use of such structure is consistent with past practice and (y) neither the Company nor Focus LLC is merging or consolidating with any other Person);

(iii)            issue, sell, pledge, encumber, dispose of or grant, or authorize the issuance, sale, pledge, encumbrance, disposition or grant of, any shares of capital stock of the Company or any of its Subsidiaries, or securities convertible or exchangeable into or exercisable for any shares of such capital stock, or any options, warrants, restricted shares, restricted share units, performance share units, stock appreciation rights, phantom stock or other rights of any kind to acquire any shares of such capital stock or such convertible or exchangeable securities, in each case, other than (A) any such transaction among the Company and its wholly-owned Subsidiaries or among the Company’s wholly-owned Subsidiaries, or (B) any grant or issuance of shares of Company Stock (1) in exchange for Focus LLC Units in accordance with the terms of the Focus LLC Agreement, (2) in respect of any exercise of Company Options or (3) in settlement of any Company RSUs;

(iv)             make any loans, advances or capital contributions to or investments in any Person (other than to the Company or any of its wholly-owned Subsidiaries);

(v)               declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise with respect to any of its capital stock, except for (A) dividends or other distributions paid by any wholly-owned Subsidiary of the Company to the Company or to any other wholly-owned Subsidiary of the Company and (B) distributions in accordance with Section 5.2 of the Focus LLC Agreement in amounts reasonably determined by Focus LLC to be no greater than necessary to satisfy its obligations under Section 5.2 of the Focus LLC Agreement to all of the members of Focus LLC consistent with past practice, including, to the extent consistent with past practice, making quarterly tax distributions and utilizing the numerically stated tax rate set forth in the definition of “Assumed Tax Rate” in the Focus LLC Agreement;

(vi)             reclassify, split, combine, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock or securities convertible or exchangeable into or exercisable for any shares of its capital stock except for (A) any such transaction solely among any of the Company’s wholly-owned Subsidiaries, (B) acquisitions of shares of Company Stock or Focus LLC Units in satisfaction of withholding obligations in respect of Company Equity Awards, or (C) acquisitions of Focus LLC Units in connection with an exchange of such Focus LLC Units for shares of Company Stock or cash in accordance with the terms of the Focus LLC Agreement;

(vii)          create, incur, assume or guarantee any Indebtedness for borrowed money or issue any debt securities or guarantees of the same or any other Indebtedness, except for (A) borrowings in the ordinary course of business under the Company’s Existing Credit Document (other than Indebtedness incurred in reliance on the Maximum Incremental Facilities Amount; (B) guarantees or credit support provided by the Company or any of its Subsidiaries of the obligations of the Company or any of its Subsidiaries in the ordinary course of business consistent with past practice to the extent such Indebtedness is in existence on the date of this Agreement or incurred in compliance with clause (A) of this Section 6.1(b)(vii) and (C) any Indebtedness solely among the Company and its wholly-owned Subsidiaries or among the Company’s wholly-owned Subsidiaries;

(viii)        (A) other than in the ordinary course of business consistent with past practice, enter into any Contract that would have been a Material Contract had it been entered into prior to the date of this Agreement; provided, that no Contract of the type described in Section 5.1(k)(i)(B) shall be entered into without the prior written consent of Parent, (B) amend, modify or waive in any material respect in a manner adverse to the Company or any of its Subsidiaries or terminate any Material Contract (other than expirations of any such Contract in accordance with its terms), (C) amend, modify or waive in any material respect or terminate any management agreement; provided that this clause (C) shall not restrict any amendment, modification or waiver reasonably necessary to (x) add or remove principals as parties to such management agreement in the ordinary course of business or (y) adjust for economics consistent with acquired earnings and past practice in connection with acquisitions completed following the date hereof in accordance with the terms hereof, or (D) amend, modify or waive in any material respect any Contract containing a minimum purchase, “earnout” or other contingent or deferred payment obligation of the Company and its Subsidiaries;

(ix)             make any material changes with respect to financial accounting policies or procedures, except as required by Law or by U.S. GAAP or official interpretations with respect thereto or by any Governmental Authority or quasi-Governmental Authority (including the Financial Accounting Standards Board or any similar organization);

(x)               settle any Action for an amount in excess of $500,000 individually or $1 million in the aggregate other than (A) any settlement or compromise where the amount paid or to be paid by the Company or any of its Subsidiaries is fully covered (less retention or deductible under the applicable insurance policy) by insurance coverage amounts maintained by the Company or any of its Subsidiaries, (B) settlements or compromises of any Action for an amount not materially in excess of the amount, if any, reflected or specifically reserved in the balance sheet (or the notes thereto) of the Company included in the Company Reports (with materiality measured relative to the amount so reflected or reserved, if any) filed prior to the date hereof, and (C) settlements or compromises of any Action where the Company or any of its Subsidiaries is the plaintiff and is receiving payment in connection with such settlement or compromise; provided that, in the case of each of the foregoing clause (A), (B) and (C), the settlement or compromise of such Action does not (x) impose any non-de minimis restriction on the business or operations of the Company or any of its Subsidiaries (or Parent or any of its Subsidiaries after the Closing) and (y) include any non-de minimis non-monetary or injunctive relief, or the admission of wrongdoing, by the Company or any of its Subsidiaries or any of their respective officers or directors;

(xi)             assign, transfer, sell, lease, license, encumber (other than Permitted Liens), abandon, permit to lapse, or otherwise dispose of any material assets or property (including any material Intellectual Property Rights) except (A) as may be required by a Governmental Authority to permit or facilitate the consummation of the Mergers or any of the other transactions contemplated in this Agreement solely to the extent required pursuant to Section 6.5 or (B) transactions among the Company and its wholly-owned Subsidiaries or among the Company’s wholly-owned Subsidiaries; provided, that, for the avoidance of doubt, the loss of a customer or client in the ordinary course of business shall not be covered by this Section 6.1(b)(xi);

(xii)          except for such actions required by Benefit Plans in existence as of the date hereof: (A) increase or decrease the compensation or other benefits payable or provided to any of the current or former employees or other Service Providers of the Company or any of its Subsidiaries or any of the Employer Entities (other than, solely with respect to the Company’s Subsidiaries other than the Employer Entities, in the ordinary course of business consistent with past practice and as permitted by the relevant Subsidiary’s management agreement with the Company, as in effect on the date hereof and substantially in the form made available to Parent); (B) increase or accelerate or commit to increase or accelerate the funding, payment or vesting of compensation or benefits provided under any Benefit Plan (other than under any Benefit Plan maintained by one of the Company’s Subsidiaries other than the Employer Entities in the ordinary course of business consistent with past practice and as permitted by the relevant Subsidiary’s management agreement with the Company in effect on the date hereof and substantially in the form made available to Parent); (C) grant or promise to grant any cash or equity or equity-based incentive awards, bonus, change of control, severance or retention award to any of its current or former employees or other Service Providers of the Company or any of its Subsidiaries (other than, solely with respect to the Company’s Subsidiaries other than the Employer Entities, in the ordinary course of business consistent with past practice and as permitted by the relevant Subsidiary’s management agreement with the Company as in effect on the date hereof and substantially in the form made available to Parent); (D) hire, engage, furlough or terminate (other than for cause) the employment of any employee, officer, director, or other Service Provider of the Employer Entities, in each case with respect to this clause (D), whose annualized compensation exceeds $400,000 (other than, solely with respect to the Company’s Subsidiaries other than the Employer Entities, in the ordinary course of business consistent with past practice and as permitted by the relevant Subsidiary’s management agreement with the Company, as in effect on the date hereof and substantially in the form made available to Parent); or (E) (i) establish, adopt, enter into, terminate or materially amend any material Benefit Plan of the Company or the Employer Entities (or any plan, program, agreement or arrangement that would be a Benefit Plan of the Company or the Employer Entities if in effect on the date hereof) or (ii) establish, adopt, enter into, terminate or materially amend any material Benefit Plan of any Subsidiaries of the Company other than the Employer Entities (or any plan, program, agreement or arrangement that would be a Benefit Plan of any such Subsidiaries if in effect on the date hereof), in each case under this clause (ii), other than in the ordinary course of business consistent with past practice and as permitted by the relevant Subsidiary’s management agreement with the Company, as in effect on the date hereof and substantially in the form made available to Parent; provided, however, that nothing in this clause (E) shall permit any actions to establish, adopt, enter into, terminate or materially amend the types of benefit plans and arrangements described in Section 5.1(i)(iv);

(xiii)        acquire any business, assets or capital stock of any Person or division thereof, whether in whole or in part (and whether by purchase of stock, purchase of assets, merger, consolidation or otherwise), other than (A) the acquisition of assets from vendors or suppliers of the Company or any of its Subsidiaries in the ordinary course of business, (B) (x) the acquisition of wealth management businesses or assets of such businesses (other than any Person registered or required to be registered as a “broker” or “dealer” with the SEC under the Exchange Act) and (y) joint ventures with or other minority investments in wealth management businesses (other than any Person registered or required to be registered as a “broker” or “dealer” with the SEC under the Exchange Act), in the case of this clause (B), so long as such acquisitions, joint ventures or other minority investments (x) do not exceed $10 million (including “earnouts” or other contingent payments) individually and $50 million (including “earnouts” or other contingent payments) in the aggregate, in each case, based on the Company’s best estimate (made in good faith) of such consideration and payments (including “earnouts” and other contingent payments) as set forth in the final investment committee memorandum (and used in the Company’s underwriting assumptions) at the time of the entry into the definitive agreement providing for such acquisition, joint venture or minority investment, (y) would not prevent, materially delay or materially impede the transactions contemplated hereby and (z) would not require Parent, Stone Point or their respective Affiliates to make any additional filing or notice with or disclosure to any Governmental Authority, other than those filings or notices expressly required by this Agreement or the disclosure of information that is consistent with previous press releases, public disclosures or public statements made jointly by Parent and the Company or to the extent that they have been reviewed and previously approved by both Parent and the Company, or (C) (x) any pending acquisition of any Person, business or assets (whether by merger, sale of stock, sale of assets or otherwise) with an executed letter of intent or purchase agreement that is set forth on Section 6.1(b)(xiii) of the Company Disclosure Schedule or (y) any other acquisition of any Person, business or assets (whether by merger, sale of stock, sale of assets or otherwise) that is disclosed on Section 6.1(b)(xiii) of the Company Disclosure Schedule; provided, for avoidance of doubt, that the upfront consideration or any deferred (i.e., non-contingent) payment obligations (not including “earnouts” or other contingent payments) payable in connection with any acquisitions permitted under this clause (C) shall not count towards the individual or aggregate dollar thresholds set forth under clause (B) above;

(xiv)         other than where such action is required by Law (A) change or revoke any material Tax election; (B) change any annual Tax accounting period or material method of Tax accounting, (C) file any material amended Tax Return, (D) settle or compromise any material claim related to Taxes for an amount materially in excess of amounts reserved, (E) enter into any material closing agreement with respect to Taxes or (F) surrender any right to claim a material Tax refund for an amount materially in excess of amounts reserved (it being agreed and understood that, notwithstanding any other provision, neither Section 6.1(b)(x) nor Section 6.1(b)(xxiv) (insofar as it relates to Section 6.1(b)(x)) shall apply to Tax compliance matters);

(xv)           other than in accordance with the Company’s capital expenditure budget made available to Parent, incur or commit to any capital expenditure or expenditures, except capital expenditures of less than $750,000 individually or $2.5 million in the aggregate;

(xvi)         disclose any material trade secrets or material Confidential Information to third parties outside of the ordinary course of business (other than pursuant to a written confidentiality agreement entered into in the ordinary course of business consistent with past practice);

(xvii)      make any material change to the operation or security of any Company System, or the Company’s or any of its Subsidiaries’ policies or procedures with respect to Protected Information, in each case in a manner adverse to the Company or any of its Subsidiaries, except, in each case, as required by applicable Law or, solely with respect to the Company’s Subsidiaries, in the ordinary course of business consistent with past practice and as permitted by the relevant Subsidiary’s management agreement with the Company, as in effect on the date hereof and substantially in the form made available to Parent;

(xviii)    negotiate or enter into any Labor Agreement or recognize or certify any labor union, labor organization, works council, or group of employees as the bargaining representative for any employees of the Company or any of its Subsidiaries;

(xix)         implement or announce any employee layoffs, plant closings, reductions in force, furloughs, temporary layoffs, salary or wage reductions, work schedule changes or other such actions that trigger notice requirements pursuant to the WARN Act;

(xx)           voluntarily terminate, suspend, abrogate, amend or modify any material Company Permit in a manner materially adverse to the Company and its Subsidiaries, taken as a whole;

(xxi)         any action that would result in any BD Subsidiary (A) maintaining an amount of capital less than the amount required to be maintained by such BD Subsidiary under Rule 15c3-1 of the Exchange Act, as agreed to with FINRA and any other Governmental Authority or sufficient to ensure that it is required to file notice under Rule 17a-11 under the Exchange Act or (B) having an aggregate indebtedness (computed in accordance with Rule 15c3-1 under the Exchange Act) that exceeds 1,500% of its net capital;

(xxii)      cancel, modify, amend or waive or terminate the Existing Credit Document, except for modifications or amendments to the Existing Credit Document that would not (A) impair the ability of Parent to obtain the Debt Financing under (i) clauses (b)(I) and (b)(II)(A) of the definition of “Maximum Incremental Facilities Amount” in the Existing Credit Document in an amount not less than $500.0 million on the Closing Date and (ii) clause (a)(i) of the definition of “Maximum Incremental Facilities Amount” in the Existing Credit Document in an amount not less than $240.0 million on the Closing Date, (B) reduce the ability of the Company and its Subsidiaries to incur secured debt for borrowed money in the form of the Debt Financing on the Closing Date in any material respect, (C) reduce the ability of the Company and its Subsidiaries to make Restricted Payments on the Closing Date in any material respect, (D) impair the ability of the Mergers to be consummated in compliance with any “merger” or “fundamental changes” covenant in the Existing Credit Document, (E) consent to or otherwise permit any assignment or transfer of rights or interests of the Company or any of its Subsidiaries in or with respect to the Existing Credit Document or borrowings thereunder or (F) amend or modify the stated final maturity date of any indebtedness for borrowed money thereunder to be sooner than such maturity date as in effect as of the date hereof, amend or modify the interest rate or undrawn commitment fees payable by the Company or its Subsidiaries under any such agreement in a manner materially adverse to the Company and its Subsidiaries or amend or modify any such agreement to reduce the amount of the total lending commitments thereunder;

(xxiii)    enter into, modify or renew any Real Property Lease with annual lease payment obligation by the Company in excess of $2 million;

(xxiv)     any action that would result in any CPO Subsidiary or the CTA Subsidiary maintaining an amount of “net capital” or “adjusted net capital” less than the amount required to be maintained by such CPO Subsidiary or CTA Subsidiary under the Commodity Exchange Act and NFA rules and bylaws or as agreed to with NFA and any other Governmental Authority;

(xxv)       waive or release any noncompetition, nonsolicitation, nondisclosure, noninterference, nondisparagement, or other restrictive covenant obligation of any current or former officer, manager, employee or independent contractor of the Employer Entities;

(xxvi)     apply for, seek or obtain any Company Permit that (y) would prevent, materially delay or materially impede the transactions contemplated hereby or (z) would require Parent, Stone Point or their respective Affiliates to make any filing or notice with or disclosure to any Governmental Authority;

(xxvii)  agree, authorize or commit to do any of the foregoing.

(c)               Nothing contained in this Agreement is intended to give Parent or Merger Subs or any of their Affiliates, directly or indirectly, the right to control or direct the operations of the Company and its Subsidiaries prior to the Company Merger Effective Time. Prior to the Company Merger Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective operations.

(d)               Subject to the terms of this Agreement, including Section 6.5 and Section 6.13, from the date of this Agreement until the Company Merger Effective Time, none of Parent, Merger Subs or their respective Subsidiaries shall (i) knowingly take any action that would prevent, materially delay or materially impede the consummation of the Equity Financing; (ii) acquire or agree to acquire by merging or consolidating with, or by purchasing a material portion of the assets of or equity in, any Person (a “Specified Acquisition”), if the entering into of a definitive agreement relating to or the consummation of such a Specified Acquisition, as applicable, would reasonably be expected to (A) prevent, materially delay or materially impair the obtaining of, or adversely affect in any material respect the ability of Parent or its Affiliates to procure, any authorizations, consents, Orders, declarations or approvals of any Governmental Authority or the expiration or termination of any applicable waiting period necessary to consummate the transactions contemplated by this Agreement, including the Mergers, or (B) materially increase the risk of any Governmental Authority entering an Order, ruling, judgment or injunction prohibiting the consummation of the transactions contemplated by this Agreement, including the Mergers; or (iii) take any action that would reasonably be expected to prevent, materially impair or materially delay the consummation of the Mergers or the satisfaction of any of the closing conditions thereto.

6.2.            Acquisition Proposals; Change of Recommendation.

(a)            Go-Shop Period. Notwithstanding anything to the contrary set forth in this Agreement, during the period (the “Go-Shop Period”) beginning on the date hereof and continuing until 11:59 p.m. Eastern Time (x) on April 8, 2023 (the “No-Shop Period Start Date”) for any Person or “group” who is not an Excluded Party, or (y) in respect of any Excluded Party, the Cut-Off Time, the Company and its Representatives (in each case, acting under the direction of the Special Committee) shall have the right to directly or indirectly: (i) solicit, initiate, propose, induce, encourage or facilitate the making, submission or announcement of, or knowingly encourage, facilitate or assist, any discussion, proposal or inquiry that constitutes, could constitute or is reasonably expected to lead to, an Acquisition Proposal; (ii) subject to the entry into, and solely in accordance with, an Acceptable Confidentiality Agreement, furnish to any Third Person (and its Representatives, prospective debt and equity financing sources or their respective Representatives), any non-public information relating to the Company and its Subsidiaries or afford to any such Third Person (and its Representatives, prospective debt and equity financing sources or their respective Representatives) access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company and its Subsidiaries, in any such case with the intent to induce the making, submission or announcement of, or to knowingly encourage, facilitate or assist, an Acquisition Proposal (or any proposal or inquiry that could constitute or is reasonably expected to lead to an Acquisition Proposal); provided, however, that the Company will substantially concurrently provide to Parent, or provide Parent access to, any such non-public information concerning the Company and its Subsidiaries that is provided to any such Third Person or its Representatives but only to the extent that such non-public information concerning the Company and its Subsidiaries was not previously provided to Parent or its Representatives; (iii) continue, enter into, maintain, participate or engage in discussions or negotiations with any Third Person (and its Representatives, prospective debt and equity financing sources or their respective Representatives) with respect to an Acquisition Proposal (or any proposal or inquiry that could constitute or is reasonably expected to lead to an Acquisition Proposal); and (iv) cooperate with or assist or participate in or facilitate any such proposals, inquiries, offers, discussions or negotiations or any effort or attempt to make any Acquisition Proposal, including that the Company may grant a limited waiver under any “standstill provision” or similar obligation of any Third Person with respect to the Company or any of its Subsidiaries to allow such Third Person to submit or amend an Acquisition Proposal on a confidential basis to the Special Committee.

(b)               No Solicitation or Negotiation. Subject to the terms of this Section 6.2, from the No-Shop Period Start Date (or, with respect to an Excluded Party, the Cut-Off Time), until the earlier of the termination of this Agreement pursuant to Article VIII and the Company Merger Effective Time, the Company will, and will cause its Subsidiaries and its and their respective employees, officers and directors to, and will instruct and use its reasonable best efforts to cause each of its and their respective other Representatives to, (x) cease and cause to be terminated any discussions or negotiations with any Person or Group that would be prohibited by this Section 6.2(b) and cease providing any further information with respect to the Company or any Acquisition Proposal to any such Person or Group or its or their Representatives; (y) terminate all access granted to any such Person or Group and its or their Representatives to any physical or virtual data room (or any other diligence access); and (z) promptly following the No-Shop Period Start Date (or, with respect to an Excluded Party, the Cut-Off Time) (and in any event within two Business Days thereof) request in writing the prompt return or destruction of all non-public information concerning the Company and its Subsidiaries theretofore furnished to any such Person with whom a confidentiality agreement with respect to an Acquisition Proposal was entered into at any time within the six-month period immediately preceding the date of this Agreement, to the extent not already requested by the Company. From and after the No-Shop Period Start Date (or, with respect to an Excluded Party, the Cut-Off Time) until the earlier of the termination of this Agreement pursuant to Article VIII and the Company Merger Effective Time, the Company agrees that, except as permitted by this Section 6.2, neither it nor any of its Subsidiaries nor any of the employees (including any officers) and directors of it or its Subsidiaries shall, and that it shall instruct and use its reasonable best efforts to cause its and its Subsidiaries’ other Representatives not to, directly or indirectly:

(i)                 initiate, solicit, propose or knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal (including by approving any transaction, or approving any Person or Group becoming an “interested stockholder,” for purposes of Article Tenth of the Company’s certificate of incorporation);

(ii)              engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any nonpublic information or data to any Person or Group relating to, any Acquisition Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal (other than to state that the terms of this Section 6.2 prohibit such discussions);

(iii)            furnish to any Person (other than Parent or any of its Affiliates) any non-public information relating to the Company or any of its Subsidiaries or afford to any such Person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company and its Subsidiaries, in any such case with the intent to induce, or that could reasonably be expected to result in, the making, submission or announcement of, an Acquisition Proposal;

(iv)             approve, endorse or recommend any proposal that constitutes or would reasonably be expected to lead to, an Acquisition Proposal; or

(v)               resolve or agree to do any of the foregoing.

(c)               Notwithstanding the commencement of the No-Shop Period Start Date, the Company and its Representatives (in each case, acting under the direction of the Special Committee) may, directly or indirectly, continue to engage in the activities described in Section 6.2(b) with respect to any Excluded Party, including with respect to any amended or modified Acquisition Proposal submitted by any Excluded Party following the No-Shop Period Start Date, and the restrictions in Section 6.2(b) shall not apply with respect thereto until the earlier of (A) the Cut-Off Time and (B) the time that such Person ceases to be an Excluded Party in accordance with the definition thereof.

(d)               Notwithstanding anything in Section 6.2(b) to the contrary, but subject to compliance with this Section 6.2(d), prior to the receipt of the Requisite Company Stockholder Approvals, in response to a bona fide written Acquisition Proposal received after the date of this Agreement that did not result from a breach of this Section 6.2 (including, for the avoidance of doubt, a bona fide written Acquisition Proposal from a Third Person that the Company engaged with during the Go-Shop Period), the Company (acting under the direction of the Special Committee) may, or may authorize its Representatives to, (i) provide information in response to a request therefor by a Person or Group who has made such a bona fide written Acquisition Proposal if the Company receives from such Person or Group so requesting such information an Acceptable Confidentiality Agreement; provided that such Acceptable Confidentiality Agreement need not prohibit the making, or amendment, of an Acquisition Proposal; and provided, further, that the Company shall substantially concurrently disclose (and, if applicable, provide copies of) any such information to Parent to the extent not previously disclosed or provided; and (ii) engage or participate in any discussions or negotiations with any Person or Group who has made such a bona fide written Acquisition Proposal, if and only to the extent that, in each such case referred to in clause (i) or clause (ii), the Company Board (acting on the recommendation of the Special Committee) or the Special Committee determines in good faith based on the information then available and after consultation with its financial advisor and outside legal counsel that such Acquisition Proposal either constitutes a Superior Proposal or is reasonably likely to result in a Superior Proposal and that the failure to take action pursuant to this Section 6.2(d) would reasonably be expected to be inconsistent with its fiduciary duties under applicable Law. Anything in this Agreement to the contrary notwithstanding, the Company, directly or indirectly through one or more of its Representatives, may, prior to the receipt of the Requisite Company Stockholder Approvals, seek clarification from (but not engage in negotiations with or provide non-public information to) any Person or Group that has made an Acquisition Proposal solely to clarify and understand any ambiguous terms and conditions of such proposal that are necessary to provide adequate information for the Company Board or the Special Committee to make an informed determination under this Section 6.2. During the Pre-Closing Period, the Company will not be required to enforce, and, if requested, will be permitted to waive, any provision of any “standstill” or confidentiality agreement solely to the extent that such provision prohibits or purports to prohibit a confidential proposal being made to the Company Board (or any committee thereof, including the Special Committee).

(e)               No Change in Recommendation or Alternative Acquisition Agreement. Except as permitted by Section 6.2(f), the Company Board, including the Special Committee, shall not:

(i)                 withhold, withdraw, qualify or modify (in a manner adverse to Parent) (or publicly propose or resolve to withhold, withdraw, qualify or modify (in a manner adverse to Parent)) the Company Recommendation (it being understood that it shall be considered a modification adverse to Parent that is material if (A) any Acquisition Proposal structured as a tender or exchange offer is commenced and the Company Board fails to publicly recommend against acceptance of such tender or exchange offer by the holders of shares of Company Stock within ten Business Days of commencement thereof pursuant to Rule 14d-2 of the Exchange Act or (B) any Acquisition Proposal is publicly announced and the Company Board fails to issue a public press release within ten Business Days of such public announcement reaffirming the Company Recommendation or stating that the Company Recommendation has not been changed), but in any event with two Business Days prior to the Company Stockholders Meeting;

(ii)              authorize, adopt, approve, endorse, recommend or publicly declare advisable (or publicly propose to authorize, adopt, approve, endorse, recommend or otherwise declare advisable), any Acquisition Proposal;

(iii)            fail to include the Company Recommendation in the Proxy Statement; and

(iv)             except as expressly permitted by, and after compliance with, this Section 6.2, approve or recommend, or declare advisable or propose to enter into, or cause or permit the Company to enter into, any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, joint venture agreement, share exchange agreement or other similar definitive agreement with respect to any Acquisition Proposal (other than an Acceptable Confidentiality Agreement in accordance with Section 6.2(a) relating to any Acquisition Proposal) (an “Alternative Acquisition Agreement,” and any of the actions set forth in the foregoing Section 6.2(e)(i) through Section 6.2(e)(iv), a “Change of Recommendation”).

(f)                Superior Proposal Termination; Changes of Recommendation.

(i)                 Notwithstanding anything in this Agreement to the contrary, prior to the receipt of the Requisite Company Stockholder Approvals, in response to a bona fide written Acquisition Proposal that did not arise from a breach of the obligations set forth in this Section 6.2, either the Company Board (acting on the recommendation of the Special Committee) or the Special Committee may effect a Change of Recommendation or cause the Company to terminate this Agreement pursuant to Section 8.1(h), if prior to taking either such action (A) the Company Board (acting on the recommendation of the Special Committee), or the Special Committee, as applicable, determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal is a Superior Proposal and (B) the Company shall have given four Business Days’ prior notice to Parent that the Company has received such proposal, specifying the material terms and conditions of such proposal (including the identity of the Person or Group making such proposal) and providing copies of the most recent versions of all proposed agreements relating to such proposal, and that the Company intends to take such action, and during such four Business Day period (the “Match Period”), the Company and Special Committee shall (and shall cause the Company’s officers, employees, financial advisors, outside legal counsel and other Representatives to) be reasonably willing and available to participate in good faith negotiations with Parent and its Representatives should Parent propose to make adjustments or revisions to the terms and conditions of this Agreement, the Equity Commitment Letters, the Support Agreement or the Guarantees; and at the end of the Match Period, prior to taking action to effect a Change of Recommendation or terminate this Agreement pursuant to Section 8.1(h) the Company Board (acting on the recommendation of the Special Committee) or the Special Committee determines (taking into account any adjustment to the terms and conditions of this Agreement, the Equity Commitment Letters, the Support Agreement or the Guarantees committed to by Parent in writing in response to such Acquisition Proposal, if any) in good faith, after consultation with its financial advisors and outside legal counsel, that the Acquisition Proposal remains a Superior Proposal and that the failure to effect a Change of Recommendation in response to such Superior Proposal would be reasonably likely to be inconsistent with its fiduciary obligations under applicable Law; provided that in the event of any change to the financial terms of, or any other material amendment or material modification to, any Superior Proposal, the Company shall be required to deliver a new written notice to Parent and to comply with the requirements of this Section 6.2(f)(i) with respect to such new written notice, except that the advance written notice obligation set forth in this Section 6.2(f)(i) shall be reduced to two Business Days and the Match Period in respect of such new written notice shall be two Business Days.

(ii)              Notwithstanding anything in this Agreement to the contrary, prior to the receipt of the Requisite Company Stockholder Approvals, in response to an Intervening Event, the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee may effect a Change of Recommendation if prior to taking such action (A) the Company Board (acting on the recommendation of the Special Committee) or the Special Committee determines in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary obligations under applicable Law, (B) the Company shall have given four Business Days’ prior notice to Parent that the Company has determined that an Intervening Event has occurred or arisen (which notice will describe such Intervening Event in detail) and that the Company intends to effect a Change of Recommendation, and after giving such notice and prior to effecting such Change of Recommendation, the Company and the Special Committee negotiates (and causes the Company’s officers, employees, financial advisors, outside legal counsel and other Representatives to negotiate) in good faith with Parent and its Representatives (to the extent Parent wishes to negotiate) to make such adjustments or revisions to the terms and conditions of this Agreement, the Equity Commitment Letters, the Support Agreement or the Guarantees in response thereto; and at the end of the four Business Day period, prior to taking action to effect a Change of Recommendation, the Company Board (acting on the recommendation of the Special Committee) or Special Committee takes into account any adjustments or revisions to the terms and conditions of this Agreement, the Equity Commitment Letters, the Support Agreement or the Guarantees proposed by Parent in writing in response to such notice, and determines in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to effect a Change of Recommendation in response to such Intervening Event would be reasonably likely to be inconsistent with its fiduciary obligations under applicable Law; provided that in the event of any material changes regarding any Intervening Event, the Company shall be required to deliver a new written notice to Parent and to comply with the requirements of this Section 6.2(f)(ii) with respect to such new written notice, except that the advance written notice obligation set forth in Section 6.2(f)(ii) shall be reduced to two Business Days. “Intervening Event” means any material change, effect, event, occurrence or development that was not known to the Special Committee or reasonably foreseeable by the Special Committee as of the date of this Agreement (or, if known or reasonably foreseeable, only the portion of such change, effect, event, occurrence or development of which the magnitude or material consequences were not known or reasonably foreseeable by the Special Committee as of the date of this Agreement); provided, however, that in no event shall (x) an Acquisition Proposal (or any proposal or inquiry that constitutes, or is reasonably expected to lead to, an Acquisition Proposal), (y) any change, in and of itself, in the price or trading volume of the shares of Class A Common Stock (it being understood that the underlying facts giving rise or contributing to such change may be taken into account in determining whether there has been an Intervening Event, to the extent otherwise permitted by this definition) or (z) the fact, in and of itself, that the Company exceeds (or fails to meet) internal or published projections or guidance or any matter relating thereto or of consequence thereof (it being understood that the underlying facts giving rise or contributing to such change may be taken into account in determining whether there has been an Intervening Event, to the extent otherwise permitted by this definition), constitute or be deemed to contribute to an Intervening Event.

(g)               Certain Permitted Disclosure. Anything in this Agreement to the contrary notwithstanding, the Company, the Company Board (acting on the recommendation of the Special Committee) or the Special Committee, may, to the extent applicable, disclose to the Company’s stockholders a position contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act or make any “stop, look and listen” communication to the Company’s stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act so long as any such disclosure does not include any statement that constitutes, and does not otherwise constitute, a Change of Recommendation; provided, that the foregoing shall in no way eliminate or modify the effect that such disclosure would otherwise have under this Agreement; provided, however, that nothing in this Section 6.2(g) or any other provision of this Agreement shall be construed to permit the Company to effect any Change of Recommendation other than in accordance with and to the extent expressly permitted by Section 6.2(f).

(h)               Notice. From the date hereof until the No-Shop Period Start Date (or with respect to an Excluded Party, the Cut-Off Time), the Company agrees that it will promptly (and, in any event, within twenty-four hours) notify Parent in writing if any proposals, indications of interest or offers with respect to an Acquisition Proposal are received by it or any of its Representatives and shall provide, in connection with such notice, the material terms and conditions of any such proposal, indication of interest (including, for the avoidance of doubt, the form and amount of consideration and proposed financing arrangements), or offer (including the identity of the Person or Group making such proposal, indication of interest or offer and, if applicable, copies of any written proposal, indication of interest or offer, including proposed agreements or commitment letters) and thereafter shall keep Parent informed, on a prompt basis (and, in any event, within twenty-four hours), of any material changes to the status and terms of any such proposal or offer (including any amendments thereto). From the No-Shop Period Start Date (or with respect to an Excluded Party, the Cut-Off Time) until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Company Merger Effective Time, the Company agrees that it will promptly (and, in any event, within twenty-four hours) notify Parent in writing if any inquires, proposals, indications of interest or offers with respect to an Acquisition Proposal are received by, any non-public information is requested from, or any discussions or negotiations regarding an Acquisition Proposal are sought to be initiated or continued with, it or any of its Representatives and shall provide, in connection with such notice, the material terms and conditions of any inquiry, proposal (including, for the avoidance of doubt, the form and amount of consideration and proposed financing arrangements), or offer (including the identity of the Person or Group making such inquiry, proposal, indication of interest or offer and, if applicable, copies of any written request, proposal, inquiry, indication of interest or offer, including proposed agreements, or commitment letters) and thereafter shall keep Parent informed, on a prompt basis (and, in any event, within twenty-four hours), of any material changes to the status and terms of any such proposal, inquiry, indication of interest or offer (including any amendments thereto and any new, amended or revised written materials relating thereto provided to the Company or its Representatives) and any material changes to the status of any such discussions or negotiations.

(i)                 Breach by Representatives. The Company agrees that any breach of this Section 6.2 by any director, officer or other Representative of the Company will be deemed to be a breach of this Section 6.2 by the Company. The Company will not authorize, direct or knowingly permit any consultant or employee of the Company to breach this Section 6.2, and upon becoming aware of any breach or threatened breach of this Section 6.2 by a Representative of the Company, shall use its reasonable best efforts to stop such breach or threatened breach.

6.3.            Proxy Statement Filing; Schedule 13e-3; Information Supplied.

(a)               The Company shall prepare and file with the SEC, as promptly as reasonably practicable after the date of this Agreement (but in no event later than three Business Days after the No-Shop Period Start Date, or if applicable, the Cut-Off Time), a proxy statement in preliminary form relating to the Company Stockholders Meeting (such proxy statement, including any amendment or supplement thereto, the “Proxy Statement”).

(b)               The Company and Parent shall cooperate to, concurrently with the preparation and filing of the Proxy Statement, jointly prepare and file with the SEC a Rule 13e-3 Transaction Statement on Schedule 13e-3 (such transaction statement, including any amendment or supplement thereto, the “Schedule 13e-3”) relating to the transactions contemplated by this Agreement.

(c)               The Company shall promptly notify Parent, and Parent shall promptly notify the Company, as applicable, of the receipt of all comments from the SEC with respect to the Proxy Statement or Schedule 13e-3 and of any request by the SEC for any amendment or supplement thereto or for additional information and shall promptly provide to the other Party copies of all correspondence between such Party or any of its Representatives and the SEC with respect to the Proxy Statement or Schedule the Schedule 13e-3, as applicable. Each of the Company and Parent shall provide Parent and the Company, as applicable, and their respective outside legal counsel and other Representatives a reasonable opportunity to participate in any discussions or meetings with the SEC (or portions of any such discussions or meetings that relate to the Schedule 13e-3). The Company and Parent shall use their respective reasonable best efforts to promptly provide responses to the SEC with respect to all comments received on the Proxy Statement and the Schedule 13e-3 from the SEC, and the Company shall cause the definitive Proxy Statement and Schedule 13e-3 to be mailed to the stockholders of the Company as promptly as possible after confirmation from the SEC that it will not review, or that it has completed its review of, the Proxy Statement, which confirmation will be deemed to occur if the SEC has not affirmatively notified the Company prior to the tenth calendar day after filing the Proxy Statement that the SEC will or will not be reviewing the Proxy Statement (such date, the “SEC Clearance Date”); provided, that the Company shall not be required to disseminate the Proxy Statement to its stockholders prior to the No-Shop Period Start Date (or, if applicable, the Cut-Off Time).

(d)               The Company agrees, as to itself and its Subsidiaries, that the Proxy Statement will comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder. The Company and Parent agree, as to themselves and their Affiliates, that the Schedule 13e-3 will comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder. The Company, Parent and Merger Subs shall ensure that none of the information supplied by it for inclusion in the Proxy Statement or Schedule 13e-3 will, at the date of mailing to stockholders of the Company or at the time of the Company Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company assumes no responsibility with respect to information supplied in writing by or on behalf of Parent, its Affiliates or its or their respective Representatives for inclusion or incorporation by reference in the Proxy Statement or Schedule 13e-3. If at any time prior to the Company Stockholders Meeting, any information relating to the Company or Parent, or any of their respective Affiliates or its or their respective Representatives, should be discovered by a Party, which information should be set forth in an amendment or supplement to the Proxy Statement or Schedule 13e-3, as applicable, so that either the Proxy Statement or Schedule 13e-3 would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, the Party that discovers such information shall as promptly as practicable following such discovery notify the other Party or Parties (as the case may be) and after such notification, as and to the extent required by applicable Law, (i) the Company shall promptly prepare (with the assistance of Parent as provided for in this Section 6.3) an amendment or supplement to the Proxy Statement, (ii) the Company and Parent shall promptly prepare an amendment or supplement to the Schedule 13e-3 or (iii) the Company shall cause the Proxy Statement or Schedule 13e-3 as so amended or supplemented to be filed with the SEC and to be disseminated to its stockholders.

(e)               The Company shall provide Parent with a reasonable opportunity to review drafts of the Proxy Statement and any other documents related to the Company Stockholders Meeting and will consider in good faith any comments provided by Parent in connection with such review. The Company and Parent shall (i) provide each other with a reasonable opportunity to review drafts of the Schedule 13e-3 prior to filing the Schedule 13e-3 with the SEC and (ii) consider in good faith all comments thereto reasonably proposed by the other Party, its outside legal counsel and its other Representatives.

6.4.            Company Stockholders Meeting. The Company will take, in accordance with applicable Law and its certificate of incorporation and bylaws, all action necessary to convene a meeting of its stockholders (including any adjournment, recess, postponement or other delay thereof, the “Company Stockholders Meeting”) as promptly as reasonably practicable after the SEC Clearance Date (which Company Stockholders Meeting shall in no event be scheduled initially for a date that is later than the 40th day following the first mailing of the Proxy Statement to the holders of the shares of Company Stock without the prior written consent of Parent), to consider and vote upon the adoption of this Agreement and to cause such vote to be taken, and shall not postpone or adjourn such meeting, except to the extent advised by counsel to be necessary to comply with Law or pursuant to the following sentence. Notwithstanding anything to the contrary in this Agreement, (a) the Company (acting on the recommendation of the Special Committee) may (and if requested by Parent on no more than two occasions, shall for a reasonable period of time not to exceed ten Business Days in the aggregate) adjourn, recess, postpone or otherwise delay the Company Stockholders Meeting for a reasonable period to solicit additional proxies, if the Company or Parent, as applicable, reasonably believes there will be insufficient shares of Company Stock represented (either in person or by proxy) to constitute a quorum necessary either to conduct the business of the Company Stockholders Meeting or to obtain the Requisite Company Stockholder Approvals (it being understood that the Company may not postpone or adjourn the Company Stockholders Meeting more than two times pursuant to this clause (a) without Parent’s prior written consent) and (b) the Company (acting on the recommendation of the Special Committee) may adjourn, recess, postpone or otherwise delay the Company Stockholders Meeting to the extent necessary to ensure that any supplement or amendment to the Proxy Statement that is required by applicable Law is provided to the stockholders of the Company within a reasonable amount of time in advance of the Company Stockholders Meeting; provided that, in the case of each of the foregoing clauses (a) and (b), unless agreed in writing by the Company and Parent, any single such adjournment, recess or postponement shall be for a period of no more than ten Business Days. Subject to Section 6.3(e), the Company Board shall include the Company Recommendation in the Proxy Statement and shall use reasonable best efforts to obtain the Requisite Company Stockholder Approvals. Subject to the provisions of this Agreement, the Company will conduct a “broker search” in accordance with Rule 14a-13 of the Exchange Act in a manner to enable the record date for the Company Stockholder Meeting to be set so that the Company Stockholder Meeting can be held promptly following the effectiveness of the Proxy Statement.

6.5.            Efforts; Cooperation; Antitrust Matters.

(a)               Subject to the terms of this Agreement, each of the Company, Parent and Merger Subs shall use reasonable best efforts to: (i) take, or cause to be taken, all actions, and to promptly do, or cause to be done, and to assist and cooperate with the other Parties in doing, all things necessary, proper or advisable under applicable Laws to cause the conditions precedent set forth in Article VII to be satisfied and consummate and make effective the Mergers and any other transactions contemplated by this Agreement when required in accordance with Article VII as promptly as reasonably practicable and in any event prior to the Outside Date; (ii) obtain from any Governmental Authority any consents, licenses, permits, waivers, approvals, authorizations, clearances or Orders advisable or required to be obtained by Parent, the Company or any of their respective controlled Affiliates, including under the Antitrust Laws (including by making an appropriate response to requests from any such Governmental Authorities); (iii) obtain from any clients of the Company’s partner firms any consents, waivers, approvals, authorizations, or clearances advisable or required to be obtained by such partner firms; (iv) avoid or defend against, as applicable, any Action by any Governmental Authority, in connection with the authorization, execution and delivery of this Agreement and the consummation of the Mergers or any other transactions contemplated by this Agreement, including the Merger; (v) as promptly as reasonably practicable, and in any event within ten Business Days after the date of this Agreement, make or cause to be made all necessary filings under the HSR Act, and as promptly as reasonably practicable after the date of this Agreement submit all other notifications, filings and registrations required or advisable under the Antitrust Laws, and thereafter promptly make an appropriate response to any requests for additional information and documentary material that may be requested pursuant to any Antitrust Law and (vi) as promptly as reasonably practicable, make or cause to be made any other required or advisable registrations, declarations, submissions and filings with respect to the Mergers or any other transactions contemplated by this Agreement required under the Exchange Act, any other applicable federal or state securities Laws, and any other applicable Law. The Company and its Subsidiaries shall reasonably cooperate to facilitate the receipt by Parent and its Affiliates of any approvals or to take any other reasonable actions required to permit Parent and its Affiliates (including the Company and its Subsidiaries following the Closing) to operate in compliance with applicable Law following the consummation of the Mergers.

(b)               Without limiting the generality of anything contained in this Section 6.5, Parent and the Company shall: (i) give the other Parties prompt notice of the making or commencement of any request or proceeding by or before any Governmental Authority with respect to the Mergers or any other transactions contemplated by this Agreement; (ii) keep the other Parties informed as to the status of any such request or proceeding; (iii) give the other Parties notice and an opportunity to participate in any substantive communication made to the United States Federal Trade Commission (the “FTC”), the Antitrust Division of the United States Department of Justice (the “DOJ”), or any other domestic, foreign or supranational Governmental Authority pursuant to any Antitrust Laws regarding the Mergers or any other transactions contemplated by this Agreement and (iv) promptly notify the other Parties of any communication from the FTC, the DOJ or any other domestic, foreign or supranational Governmental Authority pursuant to any Antitrust Laws regarding the Mergers or any other transactions contemplated by this Agreement. Subject to applicable Laws relating to the exchange of information, Parent and the Company shall have the right to review in advance, and each will consult with the other on and consider in good faith the views of the other in connection with, any filing made with, or substantive written materials submitted or substantive communication made to any Governmental Authority pursuant to any Antitrust Laws in connection with the Mergers or any other transactions contemplated by this Agreement (including the Proxy Statement and the Schedule 13e-3). In addition, except as may be prohibited by any Governmental Authority or by any applicable Law, each Party will permit authorized representatives of the other Parties to be present at each non-ministerial meeting, conference, videoconference, or telephone call and to have access to and be consulted in connection with any substantive presentation, letter, white paper, or proposal made or submitted to any Governmental Authority pursuant to any Antitrust Laws in connection with such request or proceeding. In exercising the foregoing rights, each of the Company and Parent shall act reasonably and as promptly as practicable. The Company and Parent may, as each deems advisable and necessary, reasonably designate any competitively sensitive material provided to the other under this Section 6.5 as “outside counsel only.” Such materials and the information contained therein shall be given only to the outside legal counsel of the recipient and will not be disclosed by such outside counsel to employees, officers, or directors of the recipient unless express permission is obtained in advance from the source of the materials (the Company or Parent, as the case may be); provided that materials provided pursuant to this Section 6.5 may be redacted (x) to remove references concerning the valuation of the Company, (y) as necessary to comply with contractual obligations and (z) as necessary to address reasonable privilege concerns.

(c)               Subject to applicable Laws and as required by any Governmental Authority, the Company, on the one hand, and Parent, on the other hand, each shall keep the other apprised of the status of matters relating to completion of the Mergers and the other transactions contemplated hereby, including promptly furnishing the other with copies of (i) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the Mergers or the other transactions contemplated by this Agreement or (ii) upon receiving any material notice or other material communication from any third party whose consent or approval is required for consummation of the Mergers or the other transactions contemplated by this Agreement or any Governmental Authority in each case in connection with such consents or the transactions contemplated by this Agreement.

(d)               If any objections are asserted with respect to the transactions contemplated by this Agreement under the HSR Act or any other applicable Antitrust Laws, or if any lawsuit or other proceeding, whether judicial or administrative, is instituted (or threatened to be instituted), including any proceeding by any Governmental Authority or private party, challenging the Mergers or any other transactions contemplated by this Agreement as violative of any Antitrust Law or which would otherwise prohibit or materially impair or delay in connection with any Antitrust Law the consummation of the Mergers or any other transactions contemplated by this Agreement, each of Parent and the Company shall (and shall cause their respective Subsidiaries to) use their respective reasonable best efforts to resolve any such objections.

(e)               In furtherance, and not in limitation, of the foregoing, Parent shall (and if, and only if, requested by Parent, the Company shall) take all such further action as may be necessary to avoid or eliminate each and every impediment under any Antitrust Law so as to enable the Closing to occur as promptly as practicable (and in any event no later than the Outside Date), including proposing, negotiating, committing and effecting, by consent decree, hold separate Order, or otherwise, to (i) sell, divest, dispose of or otherwise hold separate (including by establishing a trust or otherwise), any of the businesses, assets or properties of Parent, the Company or their respective Subsidiaries and (ii) otherwise take or commit to take actions that after the Closing would limit Parent’s, the Company’s or any of its Subsidiaries’ freedom of action with respect to, or its ability to operate or retain any of the businesses, assets or properties of Parent, the Company or any of their respective Subsidiaries; provided, however, that nothing in this Agreement shall require Parent or the Company to take or agree to take any action of the types referred to in the foregoing clause (i) and clause (ii) unless it is binding on or otherwise applicable to Parent or the Company only from and after the Company Merger Effective Time in the event that the Closing occurs; provided, further, however, that nothing in this Agreement shall require Parent or Merger Subs to take or agree to any action of the types referred to in clause (i) or clause (ii) in this Section 6.5(e) if such action relates to any Affiliate of Parent (other than Merger Subs, Company and their respective Subsidiaries).

(f)                For purposes of this Agreement, “Antitrust Law” means the Sherman Antitrust Act of 1890, as amended, the Clayton Antitrust Act of 1914, as amended, the HSR Act, the Federal Trade Commission Act of 1914, as amended, and all other federal, state, foreign or supranational statutes, rules, regulations, Orders, decrees, administrative and judicial doctrines and other Laws, including any antitrust, competition, trade or foreign investment Laws and regulations that are designed or intended to (i) prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening competition through merger or acquisition, or (ii) regulate foreign investments.

6.6.            Information; Access and Reports.

(a)               The Company and Parent each shall, upon request by the other, furnish the other with all information concerning itself, its Affiliates, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Proxy Statement, the Schedule 13e-3 or any other statement, filing, notice or application made by or on behalf of Parent, the Company or any of their respective Affiliates to any Governmental Authority in connection with the Mergers and any other transactions contemplated by this Agreement.

(b)               Subject to applicable Law, upon reasonable notice, the Company shall (and shall cause its Subsidiaries to) afford Parent’s officers and other authorized Representatives reasonable access, during normal business hours and consistent with applicable Law, upon reasonable advance notice, from the date of this Agreement until the earlier of the Company Merger Effective Time and the termination of this Agreement in accordance with Article VIII, to its employees and other personnel and contracts and other books and records (other than any such matters that relate to the negotiation and execution of this Agreement (including with respect to the consideration or valuation of the Mergers or any financial or strategic alternatives thereto) or, subject to Section 6.2, any Acquisition Proposal or Superior Proposal); provided that the Company shall not be required to afford such access or furnish such information if it would unreasonably disrupt the operations of the Company or any of its Subsidiaries and no investigation pursuant to this Section 6.6 shall affect or be deemed to modify any representation or warranty made by the Company herein, and provided, further, that the foregoing shall not require the Company (i) to permit any inspection, or to disclose any information, that would reasonably be expected to result in the disclosure of any trade secrets of third parties or violate any of its obligations with respect to confidentiality if the Company shall have used reasonable best efforts to obtain the consent of such third party to such inspection or disclosure or (ii) to disclose any privileged information of the Company or any of its Subsidiaries; provided that in the event the Company does not disclose certain information pursuant to the foregoing clause (i) and clause (ii), at Parent’s reasonable request the Parties shall use commercially reasonable efforts to implement appropriate and mutually agreeable measures to permit the disclosure of such information in a manner to remove the basis for the non-disclosure to the greatest extent reasonably possible, including by arrangement of appropriate clean room procedures, redaction of text from documents or entry into a customary joint defense agreement with respect to any information to be so provided. Notwithstanding the foregoing, Parent and its Representatives shall not be permitted to perform any invasive on-site procedures (including any invasive on-site study) with respect to any property of the Company or its Subsidiaries without the Company’s prior written consent. All requests for information made pursuant to this Section 6.6 shall be directed to the executive officer or other Person designated by the Company. The Non-Disclosure Agreement, dated as of July 13, 2022, by and between the Company and Clayton, Dubilier & Rice, LLC (the “Confidentiality Agreement”), shall apply with respect to information furnished by the Company, its Subsidiaries and their respective Representatives hereunder.

(c)               To the extent that any of the information or material furnished pursuant to this Section 6.6 or otherwise in accordance with the terms of this Agreement may include material subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened legal proceedings or governmental investigations, the Parties understand and agree that they have a commonality of interest with respect to such matters and it is their desire, intention and mutual understanding that the sharing of such material is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All such information that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under these privileges, this Agreement, and under the joint defense doctrine.

(d)               Notwithstanding anything to the contrary in this Section 6.6, the Company shall not be deemed to have breached this Section 6.6 if the Company cannot provide to Parent access of the Company pursuant to this Section 6.6 as a result of COVID-19 or the COVID-19 Measures; provided that for so long as any applicable COVID-19 Measures are in effect, the Company shall, and shall cause its Subsidiaries to, use commercially reasonable efforts to provide access to Parent and its Representatives under this Section 6.6 through virtual or other remote means.

6.7.            Stock Exchange Delisting. The Company and Parent shall cooperate to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable under applicable Laws and rules and policies of Nasdaq to enable the delisting by the Surviving Corporation of the shares of Class A Common Stock from Nasdaq and the deregistration of the shares of Class A Common Stock under the Exchange Act as promptly as practicable after the Company Merger Effective Time.

6.8.            Publicity. The initial press release regarding the Mergers shall be a joint press release of Parent and the Company reasonably acceptable to Parent and the Company. Thereafter, neither the Company nor Parent, nor any of their respective Affiliates or Representatives, shall issue any press release or make any other public announcement or public statement (to the extent not previously publicly disclosed or made in accordance with this Agreement) with respect to this Agreement or the Mergers or any other transactions contemplated by this Agreement without consulting with each other and providing meaningful opportunity for review and giving due consideration to reasonable comment by the other Party, except (a) as such press release or other public announcement may be required by applicable Law, in which case the Party required to issue the release or make the announcement shall use commercially reasonable efforts to provide the other Party with a reasonable opportunity to review and comment on such release or announcement in advance of its issuance and shall give reasonable and good-faith consideration to any such comments proposed by the other Party, (b) subject to Section 6.2, if applicable under the circumstances, in connection with a Change of Recommendation or Acquisition Proposal or (c) any disclosure of information concerning this Agreement in connection with any dispute between the Parties regarding this Agreement. Notwithstanding anything to the contrary in this Section 6.8, (i) each of the Parties may make public statements in response to questions by the press, analysts, investors, business partners or those attending industry conferences or financial analyst conference calls, so long as any such statements (x) are consistent with previous press releases, public disclosures or public statements made jointly by Parent and the Company or to the extent that they have been reviewed and previously approved by both Parent and the Company and (y) do not reveal material, nonpublic information regarding the other Parties, the Mergers or the other transactions contemplated hereby and (ii) Parent, Merger Subs and their respective Affiliates may, without consultation or consent, make ordinary course disclosure and communication to existing or prospective general or limited partners, equity holders, members, managers and investors of such Person or any Affiliates of such Person, in each case who are subject to customary confidentiality restrictions.

6.9.            Employee Benefits.

(a)               Parent agrees that each employee as of immediately prior to the Closing who continues to be employed with any of the Employer Entities immediately following the Closing (each such employee, a “Continuing Employee”) shall, during the period commencing on the Closing Date and ending on the first anniversary thereof (or the date of termination of employment of the relevant Continuing Employee, if sooner), be provided with (i) a base salary or base wage no less than the base salary or base wage provided to such Continuing Employee by the Employer Entities immediately prior to the Company Merger Effective Time, (ii) annual cash bonus opportunities that are no less favorable than the annual cash bonus opportunities as in effect for such Continuing Employee immediately prior to the Company Merger Effective Time and (iii) employee benefits (excluding any equity or equity-based, nonqualified deferred compensation, severance, bonus, change of control, retention, incentive, transaction, defined benefit pension, post-employment or retiree health and welfare benefits (collectively, the “Excluded Benefits”)) that are substantially comparable in the aggregate to the employee benefits (other than the Excluded Benefits) provided to such Continuing Employee immediately prior to the Company Merger Effective Time.

(b)               Parent shall use commercially reasonable efforts to cause (i) any pre-existing conditions or limitations and eligibility waiting periods under any group health plans of Parent or its Affiliates in which Continuing Employees participate in the year in which the Closing Date occurs to be waived with respect to the Continuing Employees and their eligible dependents to the extent such conditions or limitations were waived or satisfied under the corresponding Benefit Plan, (ii) the amount of eligible expenses paid by each Continuing Employee and his or her eligible dependents during the portion of the plan year ending on the Closing Date that were credited to deductible and maximum out-of-pocket co-insurance requirements under the group health Benefit Plans to be credited for purposes of satisfying the corresponding deductible and maximum out-of-pocket co-insurance requirements under the corresponding benefit plans of Parent and its Affiliates for the applicable plan year and (iii) any of its (or its Affiliates’) employee benefit plans (including disability pay continuation plans) in which the Continuing Employees are entitled to participate to take into account for purposes of eligibility, vesting (other than with respect to future equity awards) and future vacation benefit accrual thereunder, service by such Continuing Employees to the Employer Entities or predecessors as if such service were with Parent, to the same extent and for the same purpose as such service was credited under a comparable Benefit Plan, in each case, except to the extent it would result in a duplication of compensation or benefits.

(c)               The Employer Entities shall be permitted to pay such remaining amounts under the Company’s annual bonus plan in respect of the 2022 fiscal year in the ordinary course of business consistent with past practice at such time annual bonuses have historically been paid by the Employer Entities, but no later than the Closing Date. Parent shall cause the Surviving Corporation and its Subsidiaries to honor the Company’s annual bonus plans in respect of the 2023 fiscal year (the “2023 Annual Bonus Plans”). To the extent the Closing occurs prior to the payment of bonuses in respect of the 2023 fiscal year, Parent shall cause the Surviving Corporation to pay annual bonuses to participants in the 2023 Annual Bonus Plans following the end of the 2023 fiscal year based upon actual performance for the 2023 fiscal year, but not less than the Pro Rata Bonus Amount applicable for each participant, in each case, subject to the participant’s continued employment with the Surviving Corporation or any of its Subsidiaries through the payment date; provided that, if the participant’s employment is terminated by the Surviving Corporation without cause (as determined by the Surviving Corporation in good faith) prior to such payment date, the participant will, subject to such participant’s execution and non-revocation of a general release of claims in favor of the Surviving Corporation and its Subsidiaries, remain eligible to receive the Pro Rata Bonus Amount.

(d)               The Parties hereby acknowledge and agree that the transactions contemplated by this Agreement shall constitute a “change in control,” “change of control” or term or concept of similar import of the Company and its Subsidiaries under the terms of the Benefit Plans.

(e)               Notwithstanding the foregoing, nothing contained in this Agreement shall (i) be treated as an establishment or amendment of any particular Benefit Plan or any other benefit or compensation plan, program, policy, agreement or arrangement, (ii) prevent Parent, the Surviving Corporation or any of their Affiliates from amending or terminating any of their benefit or compensation plans, programs, policies, agreements or arrangements or, after the Company Merger Effective Time, any Benefit Plan, in each case, in accordance with their terms, (iii) obligate Parent, the Surviving Corporation or any of their Affiliates to retain the employment of any particular employee or (iv) create any third-party beneficiary rights, including for the benefit of any current or former employee, director, manager, officer or consultant of the Company or any of its Subsidiaries or any of the Employer Entities, any beneficiary or dependent thereof, or any collective bargaining representative thereof, with respect to this Section 6.9 or any compensation, terms and conditions of employment or benefits that may be provided to any Continuing Employee by Parent, the Surviving Corporation or any of their Affiliates or under any benefit plan that Parent, the Surviving Corporation or any of their Affiliates may maintain.

6.10.        Expenses. Whether or not the Mergers are consummated, all costs and expenses incurred in connection with the preparation, negotiation, execution and performance of this Agreement and the Mergers and any other transactions contemplated by this Agreement, including all fees and expenses of its Representatives, shall be paid by the Party incurring such expense, except that expenses incurred in connection with the filing fee for the Proxy Statement and Schedule 13e-3 and printing and mailing the Proxy Statement and Schedule 13e-3 shall be borne by Parent.

6.11.        Indemnification; Directors’ and Officers’ Insurance.

(a)               From and after the Company Merger Effective Time, Parent shall, and shall cause the Surviving Corporation to, indemnify and hold harmless, to the fullest extent permitted under applicable Law (and Parent shall also advance expenses as incurred to the fullest extent permitted under applicable Law, provided that the Person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such Person is not entitled to indemnification), each present and former director and officer of the Company and its Subsidiaries (each an “Indemnified Party” and collectively, the “Indemnified Parties”) , against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or related to (i) their service as such or their service at the request of the Company or its Subsidiaries as a director, officer, employee, member, trustee or fiduciary of any other corporation, partnership or joint venture, trust, employee benefit plan or other enterprise or (ii) services performed by such Indemnified Parties at the request of the Company or its Subsidiaries, in each case at or prior to the Company Merger Effective Time, whether asserted or claimed prior to, at or after the Company Merger Effective Time, including with respect to (A) the Mergers and any other transactions contemplated by this Agreement and (B) actions to enforce this Section 6.11 or any other indemnification or advancement right of any Indemnified Party. Notwithstanding anything to the contrary in this Agreement, none of Parent, the Surviving Corporation or any of their respective Affiliates will settle, compromise or consent to the entry of any judgment with respect to, or otherwise seek the termination of, any legal proceeding for which indemnification may be sought by an Indemnified Party pursuant to this Agreement unless such settlement, compromise, consent or termination includes an unconditional release of all Indemnified Parties from all liability arising out of such Indemnified Party proceeding. Any determination required to be made with respect to whether the conduct of any Indemnified Party complies or complied with any applicable standard shall be made by independent legal counsel selected by the Surviving Corporation (which counsel shall be reasonably acceptable to such Indemnified Party), the fees and expenses of which shall be paid by the Surviving Corporation or Parent.

(b)               Parent and Merger Subs agree that all rights to exculpation or indemnification for acts or omissions occurring at or prior to the Company Merger Effective Time existing as of the date of this Agreement in favor of the Indemnified Parties, any principals of the Company’s partner firms or any of their predecessors and the heirs, executors, trustees, fiduciaries and administrators of such Indemnified Parties and any principals of the Company’s partner firms, as provided in the Company’s or each of its Subsidiaries’ respective certificates of incorporation or bylaws (or comparable organizational or governing documents) or in any Contract, shall survive the Mergers and the transactions contemplated by this Agreement and shall continue in full force and effect in accordance with their terms. After the Company Merger Effective Time, Parent and the Surviving Corporation shall (and Parent shall cause the Surviving Corporation to) fulfill and honor such obligations to the maximum extent that the Company or applicable Subsidiary would have been permitted to fulfill and honor them by applicable Law. In addition, for six years following the Company Merger Effective Time, Parent shall and shall cause the Surviving Corporation to cause the Charter and Bylaws to contain provisions with respect to indemnification and exculpation that are at least as favorable as the indemnification and exculpation provisions contained in the certificates of incorporation and bylaws of the Company immediately prior to the Company Merger Effective Time. During such six-year period or such period in which an Indemnified Party is asserting a claim for indemnification pursuant to this Section 6.11, whichever is longer, such provisions shall not be amended, repealed or otherwise modified in any manner that would adversely affect the rights or protections thereunder of any such Indemnified Party in respect of acts or omissions occurring or alleged to have occurred at or prior to the Company Merger Effective Time, except as required by applicable Law.

(c)               Prior to the Company Merger Effective Time, the Company shall, and if the Company is unable to, Parent shall cause the Surviving Corporation as of the Company Merger Effective Time to, obtain and fully pay the premium for “tail” insurance policies for the extension of (i) the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies and (ii) the Company’s existing fiduciary liability insurance policies, in each case, for a claims reporting or discovery period of at least six years from and after the Company Merger Effective Time (the “Tail Period”) from one or more insurance carriers with the same or better credit rating as the Company’s insurance carrier as of the date of this Agreement (or, if no such policies are available from insurance carriers with such credit rating, from insurance carriers with the next-highest credit rating then capable of providing such policies) with respect to directors’ and officers’ liability insurance and fiduciary liability insurance (collectively, “D&O Insurance”) with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as the Company’s existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director, officer or principal of the Company or any of its Subsidiaries by reason of his or her serving in such capacity that existed or occurred at or prior to the Company Merger Effective Time (including in connection with this Agreement or the transactions or actions contemplated hereby); provided that in no event shall the Company expend, and in no event shall Parent or the Surviving Corporation be required to expend, for such “tail” insurance policy an aggregate amount in excess of 300% of the annual premium paid by the Company for the calendar year immediately preceding the date of this Agreement (such 300% amount, the “Maximum Premium”); provided, further, that if the amount of such “tail” insurance policy exceeds the Maximum Premium, the Surviving Corporation shall obtain a policy with the greatest coverage available for a cost not exceeding the Maximum Premium. If the Company and the Surviving Corporation for any reason do not obtain such “tail” insurance policies, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, continue to maintain in effect for the Tail Period the D&O Insurance in place as of the date of this Agreement with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as provided in the Company’s existing policies as of the date of this Agreement, or the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, purchase comparable D&O Insurance for the Tail Period with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as provided in the Company’s existing policies as of the date of this Agreement; provided that in no event shall Parent or the Surviving Corporation be required to expend for all such policies pursuant to this sentence an annual premium amount in excess of the Maximum Premium; and provided, further, that if the annual premiums of such insurance coverage exceeds such applicable amount, the Surviving Corporation shall obtain a policy with the greatest coverage available for a cost not exceeding the Maximum Premium.

(d)               The provisions of this Section 6.11 shall survive the Closing and are intended to be for the benefit of, and enforceable by, each Indemnified Party and principal of the Company’s partner firms, and nothing in this Agreement shall affect, and the rights of each Indemnified Party and principal of the Company’s partner firms under this Section 6.11 shall be in addition to, any indemnification rights that any such Indemnified Party or principal of the Company’s partner firms may have under the certificates of incorporation or bylaws of the Company or any of its Subsidiaries or any Contract or applicable Law. Notwithstanding anything in this Agreement to the contrary, the obligations under this Section 6.11 shall not be terminated, amended, waived or otherwise modified in such a manner as to adversely affect any Indemnified Party or principal of the Company’s partner firms without the consent of such Indemnified Party or principal. The obligations of the Surviving Corporation, Parent and their respective Subsidiaries pursuant to this Section 6.11 are joint and several. The rights of the Indemnified Parties and principals of the Company’s partner firms pursuant to this Section 6.11 will be in addition to, and not in substitution for, any other rights that such persons may have pursuant to (i) the Charter and Bylaws, (ii) the similar organizational documents of the Subsidiaries of the Company, (iii) any and all indemnification agreements entered into with the Company or any of its Subsidiaries made available to Parent, or (iv) applicable Law.

(e)               In the event that Parent or the Surviving Corporation (or any of their respective successors or assigns) shall consolidate or merge with any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger, or transfers at least 50% of its properties and assets to any other Person, then in each case proper provision shall be made so that the continuing or surviving corporation or entity (or its successors or assigns, if applicable), or transferee of such assets, as the case may be, shall assume the obligations set forth in this Section 6.11.

6.12.        Stockholder Litigation. The Company shall promptly notify Parent of any stockholder litigation against it or any of its Representatives arising out of or relating to this Agreement, the Mergers or any other transactions contemplated by this Agreement (including by providing copies of all litigation documents served on the Company) and shall keep Parent reasonably informed regarding any such stockholder litigation. Until the termination of this Agreement in accordance with Article VIII, the Company shall (a) provide Parent an opportunity to review and to propose comments to all filings or written responses to be made by the Company in connection with any stockholder litigation against the Company and its directors relating to any transaction contemplated by this Agreement and consult with Parent with respect to the defense, settlement or compromise of any such stockholder litigation, and the Company shall give reasonable and good-faith consideration to any comments proposed by Parent and (b) give Parent the opportunity to participate (but not to control), at Parent’s expense, in the defense, settlement or prosecution of any such stockholder litigation. In no event shall the Company enter into or agree to any settlement with respect to such stockholder litigation without Parent’s consent, such consent not to be unreasonably withheld, delayed or conditioned. Notwithstanding anything to the contrary in this Section 6.12, any Action relating to the Dissenting Shares will be governed by Section 4.4(f).

6.13.        Equity Financing.

(a)           No Amendments to Equity Commitment Letters. Subject to the terms and conditions of this Agreement, Parent (without the prior written consent of the Company) will not permit any amendment or modification to be made to, or any waiver of any provision or remedy pursuant to, the Equity Commitment Letters if such amendment, modification or waiver would, or would reasonably be expected to, (i) reduce the aggregate amount of the Equity Financing; (ii) impose new or additional conditions or contingencies of the funding of the Equity Financing; (iii) otherwise expand, amend or modify any of the conditions to the receipt of the Equity Financing or any other terms to the Equity Financing in a manner that, in each case with respect to this clause (iii), would reasonably be expected to (A) delay or prevent the occurrence of the Closing or (B) make the timely funding of the Equity Financing, or the satisfaction of the conditions to obtaining the Equity Financing, less likely to occur in any material respect; or (iv) adversely impact the ability of Parent or the Company, as applicable, to enforce its rights against the other parties to the Equity Commitment Letters. Any reference in this Agreement to (1) the “Equity Financing” will include the financing contemplated by the Equity Commitment Letters as amended or modified in compliance with this Section 6.13; and (2) the “Equity Commitment Letters” will include such document as amended or modified in compliance with this Section 6.13.

(b)           Taking of Necessary Actions.

(i)                 Equity Financing not a Closing Condition. The Guarantors, Parent and Merger Subs each acknowledge and agree that obtaining the Equity Financing is not a condition to the Closing or the enforcement of the Guarantees. If the Equity Financing has not been funded and to the extent required pursuant to Section 9.5(b), Parent and the Merger Sub will each continue to be obligated, subject to the satisfaction or waiver (to the extent waivable) of the conditions set forth in Article VII, to consummate the Mergers, including by taking the actions required to be taken by Parent and the Merger Subs pursuant to Section 6.13(b)(i).

(ii)              Equity Commitment Letters. Subject to the terms and conditions of this Agreement, Parent and Merger Subs will use reasonable best efforts to (A) maintain in effect the Equity Commitment Letters in accordance with the terms and subject to the conditions thereof; (B) comply with its obligations under the Equity Commitment Letters; (C) satisfy, on a timely basis, the conditions to funding the Equity Financing in the Equity Commitment Letters, if any, that are within its control; (D) consummate the Equity Financing at or prior to the Closing, including causing Guarantors to fund the Equity Financing at the Closing; and (E) enforce its rights pursuant to the Equity Commitment Letters, on the terms and subject to the conditions set forth therein. Notwithstanding anything in this Agreement to the contrary, nothing herein shall require, and in no event shall the “reasonable best efforts” of Parent or Merger Subs be deemed or construed to require, Parent or Merger Subs to (x) seek the Equity Financing from any source other than those counterparty to, or in any amount in excess of that contemplated by, the Equity Commitments Letters, (y) incur or pay any fees or other amounts in excess of those contemplated by the Equity Commitment Letters (whether to secure waiver of any conditions contained therein or otherwise) or (z) waive any of the conditions to the Closing set forth in Article VII.

(c)           Information from Parent. Parent and Merger Subs shall give the Company prompt notice following Parent or Merger Subs obtaining knowledge (A) of any material breach (or threatened material breach) or material default (or any event or circumstance that, with or without notice or lapse of time, or both, would reasonably be expected to give rise to any material breach or material default) by any party to any of the Equity Commitment Letters; (B) of any dispute among any parties to any of the Equity Commitment Letters with respect to the Equity Commitment Letters or the Equity Financing; and (C) if for any reason Parent or Merger Subs at any time believes that it will not be able to obtain all or any portion of the Equity Financing necessary to consummate the transactions contemplated hereby. Parent will provide any information reasonably requested by the Company relating to any of the circumstances referred to in the previous sentence as soon as reasonably practical after the date that the Company delivers a written request therefor to Parent.

6.14.        Other Actions by the Company.

(a)            Takeover Laws. The Company, the Company Board and the Special Committee shall (i) take reasonable actions within their power to ensure that no Takeover Law or any anti-takeover provision in the Company’s certificate of incorporation or bylaws (including, for the avoidance of doubt, Article Tenth of the Company’s certificate of incorporation) is or becomes applicable to this Agreement, the Support Agreement, the Mergers or the other transactions contemplated by this Agreement and the Support Agreement; (ii) not take any action that would cause any Takeover Law or any anti-takeover provision in the Company’s certificate of incorporation or bylaws (including, for the avoidance of doubt, Article Tenth of the Company’s certificate of incorporation) to become applicable to this Agreement, the Support Agreement, the Mergers or the other transactions contemplated by this Agreement and the Support Agreement; and (iii) if the restrictions of any Takeover Law or any anti-takeover provision in the Company’s certificate of incorporation or bylaws (including, for the avoidance of doubt, Article Tenth of the Company’s certificate of incorporation) are or become applicable to this Agreement, the Support Agreement, the Mergers or the other transactions contemplated by this Agreement and the Support Agreement, the Company, the Company Board and the Special Committee shall take all actions within their power, to the extent permitted by applicable Law, to ensure that the Mergers or such other transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to eliminate or minimize the effects of such Law or provision of the Company’s certificate of incorporation or by-laws on such transactions.

(b)           Section 16 Matters. The Company and the Company Board (or a duly formed committee thereof consisting of non-employee directors (as such term is defined for the purposes of Rule 16b-3 promulgated under the Exchange Act)), shall, prior to the Company Merger Effective Time, take all such actions as may be necessary or appropriate to cause the transactions contemplated by this Agreement and any other dispositions of equity securities of the Company (including derivative securities) in connection with the transactions contemplated by this Agreement by any individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act, to the extent permitted by applicable Law.

6.15.        Obligations of Parent.

(a)            Parent, in its capacity as the sole stockholder of Company Merger Sub, shall, in accordance with applicable Law and its certificate of incorporation and bylaws, approve and adopt this Agreement by written consent immediately following its execution and shall deliver a copy of such written consent to the Company.

(b)           Prior to the Company Merger Effective Time, without the prior written consent of the Company, Parent shall not permit or agree to permit any Person to obtain any equity interests (or rights to obtain any equity interests) in Parent if such action would, individually or in the aggregate, reasonably be expected to prevent or materially delay the ability of Parent and Merger Subs to consummate the Mergers and any other transactions contemplated by this Agreement.

6.16.        Tax Matters.

(a)           Parent shall prepare, or cause to be prepared, each Pre-Closing Flow-Through Tax Return required to be filed after the Closing with respect to each of Focus LLC and Focus Operating LLC, and each material Pre-Closing Flow-Through Tax Return required to be filed after the Closing with respect to each of their respective Subsidiaries, in a manner consistent with past practice, except to the extent otherwise required by applicable Law or this Agreement. To the extent applicable and to the extent permissible under Section 706 of the Code, all items of income, gain, loss, deduction and credit allocable to the Focus LLC Units held by the Legacy Unitholders immediately prior to the Vested Units Exchanges or the Rollover, as applicable, shall be allocated between the Legacy Unitholders, Parent, and the Surviving Corporation based on an interim closing of the books on the Closing Date pursuant to Section 706 of the Code and the Treasury Regulations promulgated thereunder. Parent shall not, and shall cause its Subsidiaries (including, after the Closing, the Surviving Corporation and the Surviving LLC) not to, file or amend any Pre-Closing Flow-Through Tax Return with respect to Focus LLC or any of its Subsidiaries in a manner that would reasonably be expected to have a material and disproportionate adverse impact on the Legacy Unitholders without the prior written consent of the Securityholder Representative (such consent not to be unreasonably withheld, conditioned or delayed).

(b)           After the Closing, the Securityholder Representative shall, at the sole cost of the Legacy Unitholders, be entitled to participate in any audit, examination, contest, litigation or other proceeding relating to Pre-Closing Flow-Through Tax Returns (each, a “Pre-Closing Flow-Through Contest”) with respect to Focus LLC or any of its Subsidiaries that would reasonably be expected to have a material and disproportionate adverse impact on the Legacy Unitholders, and none of Parent, the Surviving Corporation, the Surviving LLC or any of their Affiliates shall settle or compromise any such proceeding in a manner that is reasonably expected to have a material and disproportionate adverse impact on the Legacy Unitholders without the prior written consent of the Securityholder Representative (such consent not to be unreasonably withheld, conditioned or delayed).

(c)           The Parties and the Securityholder Representative shall cooperate as and to the extent reasonably requested by any other Party or the Securityholder Representative in connection with the filing of any Tax Returns described in Section 6.16(a) or any Action with respect to the Taxes or Tax Returns of Focus LLC or any of its Subsidiaries described in Section 6.16(b). Such cooperation shall include the retention and (upon the other Party’s or the Securityholder Representative’s request) the provision of records and information that are reasonably relevant to any such Tax Return or Action and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.

(d)            Notwithstanding anything to the contrary in this Agreement, the Parties and Securityholder Representative agree and acknowledge that (i) with respect to any Pre-Closing Flow-Through Tax Return or any Pre-Closing Flow-Through Contest of Focus LLC or any of its Subsidiaries, at the request of Parent or the Surviving Corporation, a “push-out” election under Section 6226 of the Code and the Treasury Regulations thereunder (and any analogous provisions of state or local income tax law) shall be made, and the Parties and the Securityholder Representative shall cooperate to cause (including by causing any “partnership representative” or “designated individual” to cooperate to cause) any such election to be made, (ii) an election under Section 754 of the Code (and any analogous provisions of state or local income tax law) shall be in effect or otherwise made with respect to Focus LLC and its Subsidiaries treated as partnerships for U.S. federal income tax purposes for the taxable period including the transactions contemplated by this Agreement, and (iii) for U.S. federal (and applicable state and local income tax purposes), the Vested Units Exchange shall be treated as sales or exchanges governed by Sections 1001 and 741 of the Code, and the Parties agree to file all tax returns consistent with Section 6.16(d)(iii) unless otherwise required by applicable law or by a final “determination” within the meaning of Section 1313 of the Code.

6.17.        Tax Receivable Agreements Payoff. Not later than 60 days prior to the Closing Date, the Company shall deliver drafts of the Early Termination Notices and Early Termination Schedules (collectively, the “Draft Early Termination Documents”) with respect to the Early Termination Payments (each as defined in the Tax Receivable Agreements) to be made in connection with the Closing under the Tax Receivable Agreements (including with respect to issuance of the TRA Notes (as defined in the applicable TRA Holder Agreement) and any calculations with respect thereto), together with reasonable supporting materials, to Parent for its review and consent (such consent not to be unreasonably withheld, conditioned or delayed). Upon request by Parent, the Company shall reasonably cooperate to provide access to its workpapers and authorized representatives with respect to the Draft Early Termination Documents. Within 20 days of the receipt of the Draft Early Termination Documents, Parent shall deliver to the Company a statement setting forth any reasonable objections (an “Objections Statement”), together with reasonable supporting detail as to any such disputed items. If an Objections Statement is timely delivered, the Company and Parent shall negotiate in good faith to resolve any such objections set forth therein, but if they do not reach a final resolution within 10 days after the delivery of the Objections Statement, the Company and Parent shall submit any dispute to an independent accounting firm or law firm of nationally recognized standing reasonably satisfactory to the Company and Parent (who shall not have any material relationship with the Company or with Parent or its Affiliates) (the “Independent Expert”), and the Company and Parent shall use reasonable best efforts to cooperate with the Independent Expert and cause the Independent Expert to resolve any disputed items in accordance with the terms of the Tax Receivable Agreements as promptly as reasonably possible prior to the Company Merger Effective Time, but in any case no later than five days prior to the Closing Date. The Draft Early Termination Documents, as finally agreed by the Company and Parent or as revised for any resolution by the Independent Expert of a disputed item (the “Agreed Early Termination Documents”), shall be final and binding on the Parties, except as otherwise mutually agreed by the Parties, and subject to the provisions and procedures set forth in the Tax Receivable Agreements.

6.18.        Cooperation with Debt Financing.

(a)           Prior to the Closing Date, the Company shall, and shall cause its Subsidiaries to, and shall use reasonable best efforts to cause its and their respective Representatives (including legal and accounting representatives) to, provide to Parent and Merger Sub, in each case at Parent’s sole cost and expense, such cooperation as is customary and reasonably requested by Parent in connection with the arrangement and obtainment of debt financing in connection with the transactions contemplated by this Agreement or any high-yield bonds (collectively, the “Debt Financing”), including:

(i)            furnishing Parent and Merger Subs (and Parent and Merger Subs may then furnish to applicable Financing Sources) as promptly as practicable with the Required Information; provided that the filing of the Required Information on Form 10-K and Form 10-Q by the Company will satisfy the requirements of this clause (i);

(ii)           using reasonable best efforts to cause senior management of the Company, with appropriate seniority and expertise, to assist in the preparation for and to participate in a reasonable number of investor and lender meetings (including customary one-on-one meetings and calls that are requested in advance with or by the parties acting as lead arrangers or agents for, and prospective lenders of, the Debt Financing), presentations, road shows, due diligence sessions (including accounting due diligence sessions), drafting sessions and sessions with rating agencies in connection with the Debt Financing at reasonable times and locations mutually agreed, and to assist Parent in obtaining ratings in connection with the Debt Financing;

(iii)          using reasonable best efforts to provide assistance with the preparation by Parent and the Financing Sources of materials for rating agency presentations, offering documents, private placement memoranda, bank information memoranda, syndication memoranda, offering memoranda, lender presentations, confidential information memoranda and other customary marketing documents required in connection with the Debt Financing (collectively, the “Debt Marketing Materials”), including (A) furnishing (w) business and financial projections reasonably requested by Parent, (x) information reasonably necessary to prepare risk factors, (y) records, data or other information reasonably available and necessary to support any statistical information or claims relating to the Company appearing in the Debt Marketing Materials and (z) customary executed certificates of the chief financial officer (or other comparable officer) of the Company with respect to financial information (including pro forma financial information) included in the Debt Marketing Materials and (B) executing and delivering customary authorization letters in connection with bank information memoranda and lender presentations (which include customary 10b-5 and material non-public information representations and shall be reasonably acceptable to the Company in all respects);

(iv)         using reasonable best efforts to cooperate with the Financing Sources’ due diligence, to the extent customary and reasonably requested;

(v)           using reasonable best efforts to provide reasonable and customary assistance to Parent in connection with Parent’s preparation of pro forma financial statements of the Company and its Subsidiaries of the type necessary or reasonably requested by the Financing Sources to be included in any Debt Marketing Materials in respect of the Debt Financing, including by providing financial and other pertinent information regarding the Company and its Subsidiaries and their respective businesses; provided, that neither the Company nor any of its Subsidiaries or Representatives shall be required to provide any information or assistance relating to (A) other than with respect to the Existing Credit Document and any other Indebtedness of the Company and its Subsidiaries that is anticipated to remain outstanding following the Closing, the proposed debt and equity capitalization that is required for such pro forma financial information or assumed interest rates and fees and expenses relating to such debt and equity capitalization, (B) any post-Closing or pro forma cost savings, synergies, capitalization, ownership or other pro forma adjustments desired to be incorporated into any information used in connection with the Debt Financing or (C) any information related to Parent or any of its Subsidiaries or any adjustments that are not directly related to the acquisition of the Company; provided, further, that the Company shall not be responsible for the preparation of any such pro forma financial statements, which shall be prepared solely by Parent;

(vi)             using reasonable best efforts to assist in the preparation, execution and delivery of definitive financing documents, including any credit agreements, notes, indentures, guarantee and collateral documents, pledge and security documents, customary closing certificates and documents and back-up therefor and for legal opinions in connection with the Debt Financing (including executing and delivering a solvency certificate from the chief financial officer or treasurer (or other comparable officer) of the Company) and other customary documents (including executing and delivering any certificate from an Authorized Officer pursuant to the definition of “Permitted Other Indebtedness” in the Existing Credit Document) as may be reasonably requested by Parent or the Financing Sources and otherwise facilitating the pledging of, grant of security interests in and obtaining of perfection of any liens on collateral in connection with the Debt Financing; provided that (except in the case of (A) a customary certificate of the chief financial officer (or other comparable officer) of the Company described in clause (iii)(A)(z) above that is required to be delivered upon “pricing” and closing of the high-yield bonds, (B) the authorization letters set forth in clause (iii) above, (C) the representation letters required by the Company’s auditors in connection with the delivery of “comfort letters” set forth in clause (x) below and (D) the certificate of an Authorized Officer that is required to be delivered pursuant to the definition of “Permitted Other Indebtedness” in the Existing Credit Document), (I) none of the documents or certificates shall be executed or delivered except in connection with the Closing, (II) the effectiveness thereof shall be conditioned upon, or become operative as of or after, the occurrence of the Closing and (III) no liability shall be imposed on the Company or any of its Subsidiaries or any of their respective officers or employees prior to the Closing Date;

(vii)          providing all documentation and other information about the Company and its Subsidiaries as is reasonably requested under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, Title III of Pub. L. 107-56 (signed into law on October 26, 2001, as amended from time to time) and the Customer Due Diligence Requirements for Financial Institutions issued by the U.S. Department of Treasury Financial Crimes Enforcement Network under the Bank Secrecy Act (such rule published May 11, 2016 and effective May 11, 2018, as amended from time to time) and providing a certification regarding beneficial ownership required by 31 C.F.R. § 1010.230, in each case, at least four (4) Business Days prior to the Closing Date to the extent requested in writing at least nine (9) Business Days prior to the Closing Date;

(viii)        using reasonable best efforts to ensure that the syndication efforts for the Debt Financing benefit from the Company’s existing lending and banking relationships;

(ix)          using reasonable best efforts to take all corporate, limited liability company, partnership or other similar actions reasonably requested by Parent or any Financing Sources to permit the consummation of the Debt Financing; provided that (i) no such actions shall be required to be effective prior to the Closing, and (ii) no such action shall be required of any director or officer of the Company that is not continuing in such capacity following the Closing Date;

(x)           using reasonable best efforts to cause Deloitte & Touche LLP (and any other auditor to the extent financial statements audited or reviewed by such auditor are or would be included in an offering memorandum) to (1) furnish to Parent and the Financing Sources, consistent with customary practice, customary comfort letters (including “negative assurance” comfort and change period comfort) and consents, together with drafts of such comfort letters that such independent auditors of the Company are prepared to deliver upon “pricing” and “closing” of any high-yield bonds, and deliver such comfort letters upon the “pricing” and “closing” of any such high-yield bonds, with respect to financial information relating to the Company as reasonably requested by Parent or the Financing Sources, as necessary or customary for financings similar to the Debt Financing and (2) attend accounting due diligence session and drafting sessions;

(xi)           using reasonable best efforts to cooperate with Parent to satisfy the conditions precedent to the Debt Financing to the extent within the control of the Company; and

(xii)          furnishing Parent and Merger Subs as promptly as practicable with any notices received by the Company or any of its Subsidiaries from any administrative agent or lender under the Existing Credit Document;

provided, that:

(A) in no event shall the Company or any of its Subsidiaries be required to provide any such cooperation to the extent it interferes unreasonably with the ongoing operations of the Company and its Subsidiaries;

(B) no obligation of the Company or any of its Subsidiaries or any of their respective Representatives on account of the Debt Financing shall be effective until the Closing Date (except in the case of (1) any certificate of the chief financial officer (or other comparable officer) of the Company described in clause (iii)(A)(z) above that is required to be delivered upon “pricing” and closing of the high-yield bonds, (2) the authorization letters set forth in clause (iii) above, (3) the “know-your-customer” and anti-money laundering documents contemplated in clause (vii) above, (4) any certificate of the chief financial officer (or other comparable officer) of the Company reasonably required by Parent’s counsel in connection with the delivery of any legal opinions such counsel may be required to deliver (including the certificates set forth in clauses (iii) and (vi) above), (5) the representation letters required by the Company’s auditors in connection with the delivery of “comfort letters” set forth in clause (x) above and (6) any certificate of an Authorized Officer that is required to be delivered pursuant to the definition of “Permitted Other Indebtedness” in the Existing Credit Document));

(C) in no event shall the Company or any of its Subsidiaries be required to pay any commitment or other fee, enter into any definitive agreement or agree to provide any indemnity in connection with the Debt Financing that is effective prior to the Closing Date;

(D) nothing in this Section 6.18 shall require any action that would conflict with or violate the Company’s or any of its Subsidiaries’ organizational documents or any applicable Laws or result in, prior to the Closing Date, the contravention of any Material Contract to which the Company or its Subsidiaries is a party;

(E) neither the Company or its Subsidiaries nor any Persons who is a director, officer or employee of the Company or its Subsidiaries shall be required to (x) pass resolutions or consents to approve or authorize the execution of the Debt Financing (except those which are subject to the occurrence of the Closing passed by directors or officers continuing in their positions following the Closing), or (y) execute any document or Contract (except in the case of (1) any certificate of the chief financial officer (or other comparable officer) of the Company described in clause (iii)(A)(z) above that is required to be delivered upon “pricing” and closing of the high-yield bonds, (2) the authorization letters set forth in clause (iii) above, (3) the representation letters required by the Company’s auditors in connection with the delivery of “comfort letters” set forth in clause (x) above, (4) the “know-your-customer” and anti-money laundering documents contemplated in clause (vii) above prior to the occurrence of the Closing in connection with the Debt Financing and (5) any certificate of an Authorized Officer that is required to be delivered pursuant to the definition of “Permitted Other Indebtedness” in the Existing Credit Document) prior to the occurrence of the Closing in connection with the Debt Financing;

(F) none of the Company or its Subsidiaries or any of their respective Representatives shall be required to disclose or provide any information in connection with the Debt Financing, the disclosure of which, in the judgment of the Company, is subject to attorney-client privilege or could result in the disclosure of any trade secrets or the violation of any confidentiality obligation; provided, that the Company or such Subsidiary shall use reasonable best efforts to provide an alternative means of disclosing or providing such information, and in the case of any confidentiality obligation, the Company shall, to the extent permitted by such confidentiality obligations, notify Parent if any such information that Parent, Merger Sub or any Financing Source has specifically identified and requested is being withheld as a result of any such obligation of confidentiality;

(G) none of the Company or its Subsidiaries or any of their respective Representatives shall be required to prepare or deliver (except to the extent constituting Required Information), (x) any financial information in a form not customarily prepared by the Company or its Subsidiaries in the ordinary course of their business, (y) any financial information with respect to a fiscal period that has not yet ended or (z) any pro forma financial information or projections (without waiver of the obligations of the Company set forth in clause (v) above);

(H) none of the Company or its Subsidiaries or any of their respective Representatives shall be required to disclose or provide any information in connection with the Debt Financing, the disclosure of which, in the judgment of the Company, would require the Company to make public such information in compliance with Regulation FD under the Exchange Act, except as contemplated by Section 6.18(e);

(I) none of the Company or its Subsidiaries or any of their respective Representatives shall be required to deliver any legal opinion in connection with the Debt Financing;

(J) none of the Company or its Subsidiaries or any of their respective Representatives shall be required to take any action that would cause the Company or any of its Subsidiaries to breach any representation, warranty, covenant or agreement in this Agreement; and

(K) none of the Company or its Subsidiaries or any of their respective Representatives shall be required to take any action that could reasonably be expected to cause any director, officer or employee or stockholder of the Company or any of its Subsidiaries to incur personal liability or to make any representation, warranty or certification which the Company has determined in good faith is not true.

(b)           Parent shall, in the event the Closing shall not occur, (x) promptly, upon request by the Company, reimburse the Company for all reasonable and documented out-of-pocket costs and expenses (including (A) reasonable and documented attorneys’ fees and (B) reasonable and documented fees and expenses of the Company’s accounting firms engaged to assist in connection with the Debt Financing, including performing additional requested procedures, reviewing any offering documents, participating in any meetings and providing any comfort letters) incurred by the Company or any of its Subsidiaries or their respective Representatives in connection with the cooperation of the Company and its Subsidiaries and Representatives contemplated by Section 6.18(a) (it being understood that the reimbursement set forth in this paragraph shall not apply to any fees, costs and expenses incurred by, or on behalf of, the Company in connection with its ordinary course financial reporting requirements); and (y) indemnify and hold harmless the Company, its Subsidiaries and their respective Representatives from and against any and all losses, damages, claims, costs or expenses actually suffered or incurred by any of them in connection with the arrangement of the Debt Financing (including the performance of their respective obligations under this Section 6.18) and any information used in connection therewith, in each case other than to the extent any of the foregoing was suffered or incurred as a result of (I) the fraud, bad faith, gross negligence or willful misconduct of, or a material breach of this Agreement by, the Company, any of its Subsidiaries or any of their respective Representatives or (II) information provided by or on behalf of the Company, any of its Subsidiaries or any of their respective Representatives (the obligations set forth in this paragraph collectively, the “Reimbursement Obligations”).

(c)            The Company hereby consents to the use of its logos, names and trademarks in connection with the Debt Financing; provided that Parent and Merger Subs shall ensure that such logos, names and trademarks are used solely in a manner that is not intended to or reasonably likely to harm or disparage the Company or the Company’s reputation or goodwill.

(d)           The Company shall, and shall cause its Subsidiaries to, supplement the Required Information on a reasonably current basis to the extent that any such Required Information, to the knowledge of the Company or any Subsidiary, when taken as a whole and in light of the circumstances under which such statements were made, contains any material misstatement of fact or omits to state any material fact necessary to make such information not materially misleading.

(e)           At the reasonable request of Parent, and subject to the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), the Company shall use reasonable best efforts to make public, in a customary form and manner reasonably acceptable to Parent and in compliance with Regulation FD under the Exchange Act (“Regulation FD”), certain information identified by Parent relating to the Company for purposes of permitting such information to be included in the Debt Marketing Materials to be provided to potential investors who do not wish to receive material nonpublic information with respect to any of the Company, its Subsidiaries or any of their respective securities (to the extent it is customary to so include such information).

(f)            Notwithstanding anything to the contrary in this Agreement, a breach of the obligations of the Company under this Section 6.18, shall not be asserted as the basis for (i) any conditions set forth in Article VII to consummate the Mergers having not been satisfied or (ii) the termination of this Agreement pursuant to Section 8.1(e), in each case, unless (A) such breach is a Willful Breach of this Section 6.18, (B) Parent has provided the Company with notice in writing of such breach (with reasonable specificity as to the basis for any such breach and its materiality) and the Company has failed to cure such breach in a timely manner) and (C) such breach is the proximate cause of the Debt Financing not being consummated.

6.19.        Client Notices and Consents.

(a)           Non-Fund Clients If written consent to the assignment of an Advisory Contract with any Non-Fund Client as a result of the transactions contemplated by this Agreement is expressly required by such Non-Fund Client’s Advisory Contract (each, a “Written Consent Client”), the Company shall cause the relevant RIA Subsidiary to (i) no earlier than the No-Shop Period Start Date (or, if applicable, the Cut-Off Time) and no later than two Business Days following the date on which the Requisite Company Stockholder Approvals have been obtained, send a notice, substantially in the form attached hereto as Exhibit D-1 mutually agreed to between Parent and the Company, in respect of the transactions contemplated by this Agreement, to each Written Consent Client (an “Affirmative Consent Notice”) and (ii) use its reasonable best efforts to obtain such consent with respect to each Written Consent Client prior to the Closing Date, including, without limitation, by sending a second notice substantially in the form of the Affirmative Consent Notice to any Written Consent Client that has not provided such consent (or objected to providing such consent) within 30 days of the date of such Written Consent Client’s Affirmative Consent Notice. If consent other than written consent to the assignment of an Advisory Contract with any Non-Fund Client as a result of the transactions contemplated by this Agreement is permitted under applicable Law and the terms of the applicable Investment Contract or if such Investment Contract is silent as to the type of consent required (each, a “Negative Consent Client”), the Company shall cause the relevant RIA Subsidiary to (x) no earlier than the No-Shop Period Start Date (or, if applicable, the Cut-Off Time) and no later than two Business Days following the date on which the Requisite Company Stockholder Approvals have been obtained, send a notice, substantially in the form attached hereto as Exhibit D-2, in respect of the transactions contemplated by this Agreement, to each Negative Consent Client (a “Negative Consent Notice” and together with the Affirmative Consent Notice, the “Client Consent Notices”) and (y) use its reasonable best efforts to obtain such consent with respect to each Negative Consent Client who has objected to the transactions contemplated hereby prior to the Closing Date. The Company shall provide Parent written notice of the date that Client Consent Notices have been sent to all Non-Fund Clients (the “Notice Date”) no later than two Business Days following the Notice Date.

(b)           Private Fund Clients. With respect to each Advisory Client that is a Private Fund (the “Private Fund Clients”), the Company shall, in accordance with applicable Law and the applicable Fund Documents, use its reasonable best efforts to obtain, as soon as reasonably practicable following the date on which the Requisite Company Stockholder Approvals have been obtained, and in any event prior to the Closing, the requisite consent of each such Advisory Client to the deemed “assignment” (as defined in the Investment Advisers Act) of each such Advisory Client’s Advisory Contract (including, as applicable, the consent of any applicable requisite percentage of the board of directors, advisory committee, investment committee, or investors therein).

(c)           Registered Fund Clients.

(i)                 With respect to each Advisory Client that is a Registered Fund, the Company shall cause each RIA Subsidiary (as applicable) to use its reasonable best efforts to (A) promptly following the date hereof, solicit the board of directors or other similar governing body (each, a “Fund Board”) to approve (y) a new Advisory Contract with such RIA Subsidiary, and (z) an interim Advisory Contract in conformity with Rule 15a-4 under the Investment Company Act (each, an “Interim Advisory Contract”), as applicable depending on whether shareholder approval has been obtained, in each case, to be effective as of the Closing, (B) no later than two Business Days following the date the Requisite Company Stockholder Approvals have been obtained, solicit the shareholders of each such Registered Fund to approve the applicable new Advisory Contract, each in accordance with the applicable provisions of the Investment Company Act, any other applicable Laws and Section 6.19(c)(ii) below and (C) prior to the Closing Date, obtain approval of the Fund Board of each Advisory Client that is a Registered Fund to an Interim Advisory Contract. Except as otherwise consented to in writing by Parent (not to be unreasonably withheld), each such new Advisory Contract, and Interim Advisory Contract (as applicable), shall be on substantially the same terms and conditions (and identical terms with respect to advisory fees) as the current Advisory Contract (except as permitted or required under Rule 15a-4 of the Investment Company Act).

(ii)              For purposes of obtaining the shareholder approval of each Registered Fund described in Section 6.19(c)(i) above, the Company shall cause each RIA Subsidiary to use its reasonable best efforts: (A) to request, as promptly as practical following receipt of the approval by any Fund Board of a new Advisory Contract, such Fund Board to call a meeting of the shareholders of such Registered Fund to be held as promptly as reasonably practical in accordance with the organizational documents of each Registered Fund for the purpose of voting upon a proposal to approve (in the requisite manner) such new Advisory Contract; (B) to cause to be prepared and filed with the SEC and all other applicable Governmental Authorities, as promptly as practical following receipt of the approval by the Fund Board of a new Advisory Contract, all proxy solicitation materials required to be distributed to the shareholders of such Registered Fund with respect to the actions recommended for shareholder approval by such Fund Board and to mail (or to cause to be mailed) such proxy solicitation materials as promptly as practical after clearance thereof by the SEC (if applicable); and (C) to request such Fund Board to submit, as promptly as practical following the mailing of such proxy materials, to the shareholders of such Registered Fund for a vote at a shareholders meeting the actions recommended for shareholder approval by such Fund Board. The Parent shall provide reasonable cooperation with the Company and the relevant RIA Subsidiary in connection with obtaining the approvals contemplated in this Section 6.19(c). The Parent shall be provided a reasonable opportunity to review and comment on the proxy and related materials distributed in connection with the approvals described in this Section 6.19(c) at least five days prior to the preliminary filing of such materials with any Governmental Authority, and the Company shall consider in good faith Parent’s reasonable comments to the proxy and related materials. The RIA Subsidiaries agree that all proxy materials for any Registered Fund, at the time they are filed and at the time they are delivered to shareholders, shall comply with all applicable Laws, and none of the information in any such proxy materials will, at the time such proxy materials are mailed or otherwise delivered to the shareholders of the applicable Registered Fund, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company shall bear all fees and expenses incurred by the Company, the RIA Subsidiaries or any of their Affiliates in connection with such solicitations, proxies and approvals.

(iii)            As soon as reasonably practicable following the date hereof, the Company shall (and shall cause the RIA Subsidiary to) use its reasonable best efforts to cause each Registered Fund, to the extent then engaged in a public offering of its shares, to (A) file supplements to its prospectus forming a part of its registration statement then currently in use, which supplements or amendments shall reflect changes as necessary in such Registered Fund’s affairs as a consequence of the transactions contemplated by this Agreement, and (B) make any other filing necessary under any applicable Law to satisfy disclosure requirements to enable the public distribution of the shares of such Registered Fund to continue. The Parent shall have the right to provide reasonable comments on such materials to the same extent as provided in Section 6.19(c)(ii).

(d)           From and after the date hereof, if (i) any RIA Subsidiary enters into an Advisory Contract with a new Advisory Client, the Company shall cause the relevant RIA Subsidiary to disclose to, and obtain consent from, each such prospective new Advisory Client to the deemed “assignment” (as defined in the Investment Advisers Act) of such new Advisory Clients’ Advisory Contract(s) that will result upon the consummation of the transactions contemplated by this Agreement in a manner consistent with the language set forth in the Affirmative Consent Notice, or (ii) the Company or any RIA Subsidiary acquires any business, assets or capital stock of any Person or division thereof, whether in whole or in part (and whether by purchase of stock, purchase of assets, merger, consolidation or otherwise), that is registered with the SEC as an investment adviser under the Investment Advisers Act (a “Prospective RIA Subsidiary”), the Company shall cause such Prospective RIA Subsidiary, in connection with such transaction, to disclose to, and obtain consent from, each of its advisory clients to the deemed “assignment” (as defined in the Investment Advisers Act) of such advisory clients’ advisory contract(s) that will result upon the consummation of the transactions contemplated by this Agreement, in a manner consistent with Sections 6.19(a), 6.19(b) and 6.19(c), as applicable.

(e)           Notwithstanding anything to the contrary contained herein, in connection with obtaining the consent of any Advisory Client to the assignment of its Advisory Contract, neither the Company nor any RIA Subsidiary shall agree to any economic concessions or other material change to any Advisory Contract without Parent’s prior written consent (which may not be unreasonably withheld or delayed). The Company shall keep Parent reasonably informed of the status of the Company’s efforts to obtain the Advisory Client consents to be requested under this Section 6.19, and upon Parent’s request, the Company shall provide Parent with a summary of the Advisory Clients who have, at that point in time, declined to provide consent to the deemed assignment of their advisory contracts. Parent shall have the reasonable opportunity to review drafts of the Client Consent Notices and any other materials contemplated by this Section 6.19 in advance of dissemination of such materials to the applicable recipients thereof and the Company shall consider in good faith Parent’s reasonable comments to such drafts reviewed prior to such dissemination.

(f)            The Company shall keep Parent reasonably informed of the status of the Company’s efforts to obtain the consents to be requested under this Section 6.19. From and after the date hereof, the Company shall use its reasonable best efforts to prepare and deliver to the Parent, at least five, but no more than 10, Business Days prior to the Closing Date, a schedule setting forth (x) the aggregate Advisory Revenue of Non-Fund Clients that have refused or failed to consent as of such date, and (y) the aggregate Advisory Revenue of Private Fund Clients that have not provided consent as of such date.

6.20.        FINRA and State BD Approvals. The Company shall cause each of the BD Subsidiaries to make and submit (or make and submit as a single joint filing, as permitted by FINRA), as soon as reasonably practicable following the date hereof (i) a continuing membership application under FINRA Rule 1017 to FINRA for approval of the change of control of the BD Subsidiaries resulting from the transactions contemplated herein (including all supplements, revisions and amendments thereto, each a “CMA”) and use its reasonable best efforts to obtain such approval as soon as reasonably practicable, including by requesting that FINRA consider such application for its “fast track” review process (collectively, the “FINRA Approvals”), and (ii) applications for approval of, or notice filings required under, applicable state securities Laws with respect to, a change in ownership or control of each BD Subsidiary (collectively, the “State BD Approvals”). Parent shall have the right to review, provide comments on and approve the CMA for each of the BD Subsidiaries prior to submission in advance of the filing of such materials. The Company shall consider in good faith Parent’s reasonable comments to the CMA for each of the BD Subsidiaries. The Company shall not permit any BD Subsidiary to file a CMA that has not been approved by Parent. The Company shall promptly apprise Parent of the occurrence and substance of each material communication from or to FINRA or the SEC with respect to the CMA for any BD Subsidiary. Without the prior written consent of Parent, the Company shall not, and shall not permit any BD Subsidiary to, agree to any non-de minimis restriction on the operation of any BD Subsidiary as a condition to FINRA’s approval of any CMA. The Company and Parent shall cooperate (and cause their respective Affiliates to cooperate) with each other and with FINRA and state securities authorities in connection with such filings and resolving any inquiries from FINRA and state securities authorities in connection therewith, shall promptly provide any supplemental information requested in connection with such filings, and shall use reasonable best efforts to obtain FINRA’s approval of the CMA and State BD Approvals for each of the BD Subsidiaries.

6.21.        FIRPTA Certificate and IRS Form. At or prior to the Closing, (i) the Company shall deliver to Parent and Merger Subs a certificate and IRS notice in form and substance required under Treasury Regulations Sections 1.897-2(h) and 1.1445-2(c) stating that the Company is not and has not been during the relevant period a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code, and (ii) the Company shall, and shall cause its Subsidiaries to, cooperate in causing each holder of equity interests in Focus LLC (other than the Company and its wholly owned Subsidiaries) that is a “United States person” within the meaning of Section 7701(a)(30) of the Code to deliver a properly completed and duly executed IRS Form W-9 or any other non-foreign affidavit, dated as of the Closing Date in form and substance required by Code Sections 1445 and 1446 and the Treasury Regulations thereunder. The Company shall, and shall cause its Subsidiaries to, cooperate with Parent in connection with the computation and verification of any amounts required to be withheld under Code Section 1446(f) with respect to the transactions contemplated by this Agreement, including any “amount realized” as determined under Code Section 1446(f) (including, without limitation, by providing a certification as described in Treasury Regulations Section 1.446(f)-2(c)(2)(ii)(C)). Notwithstanding anything to the contrary in this Agreement, (i) a breach of the obligations of the Company under this Section 6.21 will not be taken into account for purposes of determining whether any conditions set forth in Article VII have been satisfied and (ii) Parent’s and Merger Subs’ sole recourse in the event of the breach of the obligations of the Company under this Section 6.21 will be to deduct or withhold, or cause to be deducted or withheld, from any amounts otherwise payable pursuant to this Agreement as provided in Section 4.4(g).

6.22.        Notification of Certain Matters.

(a)           During the Pre-Closing Period, the Company will give prompt notice to Parent upon becoming aware that any representation or warranty made by it in this Agreement has become untrue or inaccurate in any material respect, or of any failure by the Company to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it pursuant to this Agreement, in each case if and only to the extent that such untruth, inaccuracy, or failure would reasonably be expected to cause any of the conditions to the obligations of Parent and Merger Subs to consummate the Mergers set forth in Section 7.2(a) or Section 7.2(b) to fail to be satisfied at the Closing. No such notification will affect or be deemed to modify any representation or warranty of the Company that is set forth in this Agreement or the conditions to the obligations of Parent and Merger Subs to consummate the Mergers or the remedies available to the Parties under this Agreement.

(b)          During the Pre-Closing Period, Parent will give prompt notice to the Company upon becoming aware that any representation or warranty made by Parent or Merger Subs in this Agreement has become untrue or inaccurate in any material respect, or of any failure by Parent or Merger Subs to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it pursuant to this Agreement, in each case if and only to the extent that such untruth, inaccuracy or failure would reasonably be expected to cause any of the conditions to the obligations of the Company to consummate the Merger set forth in Section 7.3(a) or Section 7.3(b) to fail to be satisfied at the Closing. No such notification will affect or be deemed to modify any representation or warranty of Parent or Merger Subs that is set forth in this Agreement or the conditions to the obligations of the Company to consummate the Mergers or the remedies available to the Parties under this Agreement.

(c)           Notwithstanding anything to the contrary in this Agreement, a breach of the obligations of the Company or Parent under this Section 6.22 will not be taken into account for purposes of determining whether any conditions set forth in Article VII have been satisfied.

6.23.        Transfer Restrictions. The Company, in its capacity as Managing Member of Focus LLC, hereby consents to any Transfer (as defined in the Focus LLC Agreement) of the Rollover Units as contemplated by the Support Agreement. The Company acknowledges and agrees that this Section 6.23 fulfills any consent or notice requirements for the Transfer of the Rollover Units (including the consent requirements set forth in Section 8.1 of the Focus LLC Agreement) and that no other consent or notice is required pursuant to the Focus LLC Agreement. Following the date hereof, the Company, in its capacity as Managing Member, shall not consent to any Transfer of the Focus LLC Units (except as set forth in this Section 6.23) without the prior written consent of Parent.

6.24.        Topco Board. Parent shall take such actions as required such that as of the Company Merger Effective Time and immediately thereafter, (a) a majority of the Voting Stock (as defined in the Existing Credit Facility) of Ferdinand FFP Ultimate Holdings, LP (“Topco”), which from and immediately after the Company Merger Effective Time shall indirectly own a majority of the Voting Stock of the Company and Focus LLC, shall be owned by Permitted Holders (as defined in the Existing Credit Facility) and (b) Permitted Holders shall be entitled to designate a majority of the members of the board of directors (or equivalent governing body) of Topco and, indirectly, Focus LLC.

Article VII
Conditions

7.1.          Conditions to Each Party’s Obligation to Effect the Mergers. The respective obligation of each Party to effect the Mergers is subject to the satisfaction or waiver (except with respect to Section 7.1(a), which shall not be waivable) at or prior to the Closing of each of the following conditions:

(a)            Requisite Company Stockholder Approvals. The Requisite Company Stockholder Approvals shall have been obtained.

(b)           Antitrust Clearance. The waiting period applicable to the consummation of the Mergers under the HSR Act shall have expired or been terminated and the approvals, clearances or expirations of waiting periods under the other Antitrust Laws set forth on Section 7.1(b) of the Company Disclosure Schedule shall have been obtained or deemed obtained as a result of the expiry of applicable waiting periods.

(c)           Laws or Orders. No court or other Governmental Authority of competent jurisdiction shall have enacted, announced, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) (collectively, an “Order”) that is then in effect and that restrains, enjoins, renders illegal or otherwise prohibits consummation of the Merger.

7.2.         Conditions to Obligations of Parent and Merger Subs. The obligations of Parent and Merger Subs to effect the Mergers are also subject to the satisfaction or waiver by Parent at or prior to the Closing of the following conditions:

(a)           Representations and Warranties. (i) The representation and warranty of the Company set forth in Section 5.1(g)(ii) (Absence of Material Adverse Effect) and Section 5.1(w) (Existing Credit Document) shall have been true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date; (ii) each of the representations and warranties of the Company set forth in Section 5.1(b)(i), Section 5.1(b)(iv) and Section 5.1(b)(v) (Capital Structure) shall be true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date (except to the extent that any such representation or warranty expressly speaks as of a particular date or period of time, in which case as of such particular date or period of time), except for any inaccuracies that would result in no more than a de minimis increase in the aggregate amount of the Merger Consideration; (iii) each of the representations and warranties of the Company set forth in the first sentence of Section 5.1(a) (Organization, Good Standing and Qualification), Section 5.1(b)(ii) (Capital Structure), the first sentence of Section 5.1(b)(iii) (Capital Structure), Section 5.1(b)(vi) (Capital Structure), Section 5.1(c) (Corporate Authority; Approval and Fairness), Section 5.1(m) (Takeover Statutes) and Section 5.1(u) (Brokers and Finders): (A) to the extent not qualified or limited by the word “material,” “materiality” or “Material Adverse Effect” as set forth therein, shall have been true and correct in all material respects as of the date of this Agreement and shall be true and correct in all material respects as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct in all material respects as of such particular date or period of time); and (B) to the extent qualified or limited by the word “material,” “materiality” or “Material Adverse Effect” as set forth therein, shall have been true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be true and correct as of such particular date or period of time); and (iv) the other representations and warranties of the Company set forth in this Agreement shall have been true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct as of such particular date or period of time), except, in the case of this clause (iv), for any failures of such representations and warranties to be so true and correct (without giving effect to any materiality limitations, such as “material,” “in all material respects” and “Material Adverse Effect” set forth therein) that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b)           Performance of Obligations of the Company. The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

(c)           No Material Adverse Effect. Since the date of this Agreement, there shall not have occurred a Material Adverse Effect.

(d)           Vested Units Exchanges. The Vested Units Exchanges shall have occurred in accordance with the terms of Section 1.1 and effective as of immediately prior to the LLC Merger Effective Time.

(e)           Company Closing Certificate. Parent and Merger Subs shall have received at the Closing a certificate signed on behalf of the Company by the Chief Executive Officer or Chief Financial Officer of the Company certifying that the conditions set forth in Section 7.2(a), Section 7.2(b), Section 7.2(c) and Section 7.2(d) are satisfied.

(f)            Other Regulatory Approvals. The approvals, clearances or expirations of waiting periods set forth in Section 7.2(f) of the Company Disclosure Schedule shall have been obtained.

(g)           FINRA Consent. FINRA’s approval of the CMA for each of the BD Subsidiaries shall have been obtained; provided, that the condition set forth in this Section 7.2(g) shall be deemed satisfied if (i) 30 calendar days shall have elapsed after FINRA has accepted the CMA for such BD Subsidiary as “substantially complete” (as determined by FINRA) and such filing shall not have been rejected; (ii) the Parties shall have notified FINRA after FINRA has accepted such CMA as “substantially complete” and at least five (5) days before the Closing that the Parties intend to consummate the Closing without final, written approval from FINRA of the CMA for such BD Subsidiary; (iii) FINRA shall have informed the Parties that it would not impose any interim restrictions that would have a material adverse effect on such BD Subsidiary if the Closing is consummated without such FINRA approval; and (iv) FINRA shall not have advised at any time prior to the Closing that the Parties are prohibited from consummating the Closing without FINRA’s prior approval of the CMA for such BD Subsidiary or that FINRA expects to disapprove such CMA or grant such CMA only if material restrictions are imposed on such BD Subsidiary.

7.3.          Conditions to Obligation of the Company. The obligation of the Company to effect the Mergers are also subject to the satisfaction or waiver by the Company at or prior to the Closing of the following conditions:

(a)           Representations and Warranties. The representations and warranties of Parent and Merger Subs set forth in this Agreement shall have been true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct as of such particular date or period of time), except as would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or have a material adverse effect on the ability of Parent or Merger Subs to consummate the Mergers and deliver the Merger Consideration in accordance with Article IV.

(b)          Performance of Obligations of Parent and Merger Subs. Each of Parent and Merger Subs shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

(c)           Parent Closing Certificate. The Company shall have received at the Closing a certificate signed on behalf of Parent and Merger Subs by an executive officer of Parent certifying that the conditions set forth in Section 7.3(a) and Section 7.3(b) are satisfied.

Article VIII
Termination

8.1.         Termination. This Agreement may be terminated and the Mergers and any other transactions contemplated by this Agreement may be abandoned at any time prior to the Company Merger Effective Time:

(a)           by mutual written consent of the Company (provided that such termination has been approved by the Special Committee) and Parent;

(b)           by either Parent or the Company (provided that such termination has been approved by the Special Committee), if the Mergers shall not have been consummated on or before November 27, 2023 (the “Outside Date”); provided, that the right to terminate this Agreement pursuant to this Section 8.1(b) shall not be available to the Party whose breach of any representation, warranty, covenant or agreement set forth in this Agreement has been the proximate cause of the failure of the Mergers to be consummated by such time;

(c)            by either Parent or the Company, if the Requisite Company Stockholder Approvals shall not have been obtained if a vote shall have been taken thereon at the Company Stockholders Meeting or at any postponement, recess or adjournment thereof taken in accordance with this Agreement;

(d)           by either Parent or the Company, if any court or other Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated or entered any Order that permanently restrains, enjoins, renders illegal or otherwise permanently prohibits consummation of the Mergers and such Order shall have become final and non-appealable; provided, that the right to terminate this Agreement pursuant to this Section 8.1(d) shall not be available to the Party whose breach of any representation, warranty, covenant or agreement set forth in this Agreement has been the proximate cause of such Order;

(e)           by Parent, if there has been a breach by the Company of any representation, warranty, covenant or agreement set forth in this Agreement such that any condition set forth in Section 7.2(a), or Section 7.2(b) would not be satisfied (and such breach is not curable prior to the Outside Date, or if curable prior to the Outside Date, has not been cured within the earlier of (i) thirty days after the giving of notice thereof by Parent to the Company describing such breach in reasonable detail and stating Parent’s intention to terminate this Agreement and abandon the Mergers and any other transactions contemplated by this Agreement or (ii) three Business Days prior to the Outside Date); provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(e) shall not be available to Parent if it is in breach of any representation, warranty, covenant or agreement set forth in this Agreement, which breach would give rise to a failure of a condition set forth in Section 7.3(a) or Section 7.3(b);

(f)            by the Company (provided that such termination has been approved by the Special Committee), if there has been a breach by Parent or Merger Subs of any representation, warranty, covenant or agreement set forth in this Agreement such that any condition set forth in Section 7.3(a) or Section 7.3(b) would not be satisfied (and such breach is not curable prior to the Outside Date, or if curable prior to the Outside Date, has not been cured within the earlier of (i) thirty days after the giving of notice thereof by to the Company to the breaching Party describing such breach in reasonable detail and stating the Company’s intention to terminate this Agreement and abandon the Mergers and any other transactions contemplated by this Agreement or (ii) three Business Days prior to the Outside Date); provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(f) shall not be available to the Company if it is in material breach of any representation, warranty, covenant or agreement set forth in this Agreement, which breach would give rise to a failure of a condition set forth in Section 7.2(a) or Section 7.2(b);

(g)           by Parent, prior to the time the Requisite Company Stockholder Approvals are obtained, if a Change of Recommendation shall have been made or occurred; or

(h)          by the Company (provided that such termination has been approved by the Special Committee), prior to the time the Requisite Company Stockholder Approvals are obtained, in connection with entering into an Alternative Acquisition Agreement providing for a Superior Proposal in accordance with Section 6.2(f); provided that prior to or concurrently with such termination, the Company pays or causes to be paid the Company Termination Fee due to Parent.

8.2.          Effect of Termination and Abandonment.

(a)           The Party terminating this Agreement pursuant to Section 8.1 (other than pursuant to Section 8.1(a)) must deliver prompt written notice thereof to the other Parties setting forth in reasonable detail the provision of Section 8.1 pursuant to which this Agreement is being terminated and the facts and circumstances forming the basis for such termination. Except to the extent provided in this Section 8.2, in the event of termination of this Agreement in accordance with Section 8.1, this Agreement shall become void and of no effect with no liability to any Person on the part of any Party (or of any of its Representatives or Affiliates); provided that the provisions set forth in this Section 8.2 and the second and third sentences of Section 9.1 shall survive the termination of this Agreement. Notwithstanding the previous sentence, but subject to Section 8.2(d) and Section 8.2(e), nothing in this Agreement will relieve any Party from any liability for any fraud or Willful Breach of this Agreement prior to the termination of this Agreement. In addition to the foregoing, no termination of this Agreement will affect the rights or obligations of any Party pursuant to the Confidentiality Agreement and the Guarantees, which rights, obligations and agreements will survive the termination of this Agreement in accordance with their respective terms.

(b)           Subject to Section 8.2(d), in the event that this Agreement is terminated:

(i)            (A) (1) by either the Company or Parent pursuant to Section 8.1(c) (Requisite Company Stockholder Approvals Not Obtained) or (2) by Parent pursuant to Section 8.1(e) (Company Breach);

(B)              an Acquisition Proposal shall have been made publicly (or otherwise become publicly known) or announced to the Company or the Company Board which Acquisition Proposal has not been withdrawn at least five Business Days prior to the Company Stockholders Meeting or prior to the date of termination in the case of a termination pursuant to Section 8.1(e); and

(C)              within 12 months after such termination, the Company shall have consummated a transaction contemplated by an Acquisition Proposal or shall have entered into an Alternative Acquisition Agreement with respect to any Acquisition Proposal; provided that, for purposes of this Section 8.2(b)(i)(C), the references to “15%” in the definition of “Acquisition Proposal” shall be deemed to be references to “50%”;

(ii)           by Parent pursuant to Section 8.1(g) (Change of Recommendation); or

(iii)          by the Company pursuant to Section 8.1(h) (Superior Proposal);

then, (1) in the case of Section 8.2(b)(i), within two Business Days after the earlier of the entry into such Alternative Acquisition Agreement and the consummation of such Acquisition Proposal, (2) in the case of Section 8.2(b)(ii), within two Business Days after termination of this Agreement and (3) in the case of Section 8.2(b)(iii), concurrently with termination of this Agreement, the Company shall pay or cause to be paid a termination fee of $150,350,000 (the “Company Termination Fee”) to Parent by wire transfer of immediately available funds to an account designated in writing by Parent; provided, that if the Company terminates this Agreement pursuant to Section 8.1(h) (Superior Proposal) and enters into an Alternative Acquisition Agreement with (y) an Excluded Party prior to the Cut-Off Time or (z) any Person prior to the No-Shop Period Start Date with respect to a Superior Proposal, then the “Company Termination Fee” shall mean an amount equal to $69,392,000.

(c)           Each Party acknowledges that the agreements contained in this Section 8.2 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, no Party would have entered into this Agreement; accordingly, if the Company fails to timely pay Parent any amount due pursuant to Section 8.2(b), and, to obtain such payment, Parent commences a suit that results in a judgment against the Company, the Company shall pay to Parent its reasonable, documented and out-of-pocket costs and expenses (including the reasonable, documented and out-of-pocket attorneys’ fees of outside counsel, provided, that, in no event shall attorneys’ fees that are based on a contingency fee, “success” fee or any other type of fee arrangement that is dependent on the outcome of the proceedings be deemed to constitute reasonable, documented and out-of-pocket attorneys’ fees) in connection with such suit, together with interest thereon compounded annually at the prime rate as published in The Wall Street Journal (or if not reported therein, as reported in another authoritative source reasonably selected by the owed Party) in effect on the date such Company Termination Fee was required to be paid from such date through the date of full payment thereof (any such amounts of costs, expenses and interest, the “Enforcement Costs”); provided, that in no event shall the Company be required to pay Enforcement Costs in an aggregate amount exceeding $5 million.

(d)           Limitations on Remedies.

(i)            In no event shall the Company be required to pay a Company Termination Fee on more than one occasion.

(ii)           If this Agreement is validly terminated pursuant to Section 8.1, in circumstances where the Company Termination Fee (if any) is paid pursuant to and in accordance with Section 8.2(b), Parent and Merger Subs’ right to receive the Company Termination Fee, and any Enforcement Costs pursuant to and in accordance with Section 8.2(c), shall be the sole and exclusive remedies of Parent, Merger Subs and their respective Related Parties against the Company and its Related Parties pursuant to this Agreement and the transactions contemplated hereby, including for any loss or monetary damages suffered as a result of any breach of any covenant or agreement in this Agreement or the failure of the Mergers or any other transactions contemplated by this Agreement to be consummated. Notwithstanding anything in this Agreement to the contrary, under no circumstances will the collective monetary damages payable by the Company or any of its Affiliates for breaches under this Agreement exceed an amount equal $300,701,000 (the “Company Liability Limitation”). In no event will the Parent or any Parent Related Parties seek or obtain, nor will they permit any of their Representatives or any other Person acting on their behalf to seek or obtain, nor will any Person be entitled to seek or obtain, any monetary recovery or monetary award in excess of the Company Liability Limitation against the Company or any Company Related Party, and in no event will the Parent, Merger Subs or any of their Affiliates be entitled to seek or obtain any monetary damages of any kind, including consequential, special, indirect or punitive damages, in excess of the Company Liability Limitation against the Company or any Company Related Party for, or with respect to, this Agreement or the transactions contemplated hereby (including any breach by the Company or its Subsidiaries), the termination of this Agreement, the failure to consummate the Mergers or any claims or actions under applicable law arising out of any such breach, termination or failure. Other than the obligations of the Company under this Agreement and the Confidentiality Agreement, in no event will the Company or any Company Related Party or any other Person have any liability for monetary damages to Parent or any other Person relating to or arising out of this Agreement or the Merger.

(e)            Notwithstanding anything in this Agreement to the contrary, under no circumstances will the collective monetary damages payable by Parent, Merger Subs or any of their Affiliates for breaches under this Agreement, the Guarantees or the Equity Commitment Letters exceed an amount equal to $300,701,000 plus the Reimbursement Obligations in the aggregate for all such breaches (the “Parent Liability Limitation”). In no event will the Company or any Company Related Party seek or obtain, nor will they permit any of their Representatives or any other Person acting on their behalf to seek or obtain, nor will any Person be entitled to seek or obtain, any monetary recovery or monetary award in excess of the Parent Liability Limitation against Parent, any Parent Related Party or any Financing Sources, and in no event will the Company or any of its Subsidiaries be entitled to seek or obtain any monetary damages of any kind, including consequential, special, indirect or punitive damages, in excess of the Parent Liability Limitation against Parent, any Parent Related Party or any Financing Sources for, or with respect to, this Agreement, the Equity Commitment Letters, the Guarantees or the transactions contemplated hereby and thereby (including any breach by Parent, Merger Subs or the Guarantor), the termination of this Agreement, the failure to consummate the Merger or any claims or actions under applicable law arising out of any such breach, termination or failure. Other than the Guarantor’s obligations under the Guarantees and the Equity Commitment Letters and other than the obligations of Parent and Merger Subs under this Agreement, the Confidentiality Agreement and the Support Agreement, in no event will Parent, Merger Subs, any of their respective Related Parties, any Financing Sources or any other Person other than Parent, Merger Subs or the Guarantor have any liability for monetary damages to the Company or any other Person relating to or arising out of this Agreement or the Merger.

(f)            Each of the Parties acknowledges and agrees that the Company Termination Fee is not intended to be penalties, but rather are liquidated damages in a reasonable amount that will compensate Parent in the circumstances in which such Company Termination Fee is due and payable, for the efforts and resources expended and opportunities forgone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Mergers and any other transactions contemplated by this Agreement, which amount would otherwise be impossible to calculate with precision.

(g)           Following the termination of this Agreement in accordance with this Article VIII, Parent shall reimburse the Company as and to the extent provided by the Reimbursement Obligations (if any).

Article IX
Miscellaneous and General

9.1.         Survival. This Article IX and the agreements of the Company, Parent and Merger Subs contained in Article IV, Section 6.9 (Employee Benefits), Section 6.11 (Indemnification; Directors’ and Officers’ Insurance), Section 6.16 (Tax Matters) and any other covenant or agreement contained in this Agreement that by its terms applies in whole or in part after the Company Merger Effective Time shall survive the consummation of the Mergers. This Article IX and the agreements of the Company, Parent and Merger Subs contained in Section 6.10 (Expenses) and Section 8.2 (Effect of Termination and Abandonment) and the Guarantees shall survive the termination of this Agreement. All other representations, warranties, covenants and agreements in this Agreement shall not survive the consummation of the Mergers or the termination of this Agreement.

9.2.         Modification or Amendment. Subject to the provisions of applicable Law, at any time prior to the Company Merger Effective Time, this Agreement may be amended, modified or waived if, and only if, such amendment, modification or waiver is in writing and signed, in the case of an amendment or modification by Parent, Merger Subs and the Company, or in the case of a waiver, by the Party against whom the waiver is to be effective; provided that after the receipt of the Requisite Company Stockholder Approvals, no amendment shall be made that by applicable Law requires further approval by the holders of shares of Company Stock without obtaining such further approval. Notwithstanding anything else to the contrary herein, the provisions set forth in Section 8.2(e), this Section 9.2, Section 9.5, Section 9.8 and Section 9.18 (and with respect to any of the foregoing, any of the defined terms used therein), in each case, may not be amended, modified or altered in any manner adverse to the Financing Sources in any material respect without the prior written consent of the Financing Sources.

9.3.         Waiver. Other than Section 7.1, the conditions to each of the respective Parties’ obligations to consummate the Mergers and any other transactions contemplated by this Agreement are for the sole benefit of such Party and may be waived by such Party in whole or in part to the extent permitted by applicable Law. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law (except to the extent specifically provided otherwise in Section 8.2).

9.4.         Counterparts. This Agreement and any amendments to this Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement and will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or by email of a .pdf attachment shall be effective as delivery of a manually executed counterpart of this Agreement.

9.5.          Governing Law and Venue; Waiver of Jury Trial; Specific Performance.

(a)           This Agreement and any claim, cause of action or Action (whether at law, in contract or in tort) that may directly or indirectly be based upon, relate to or arise out of this Agreement or any transaction contemplated hereby, or the negotiation, execution or performance hereunder shall be governed by, and construed and enforced in accordance with, the Laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware. In addition, each of the Parties (i) irrevocably and unconditionally submits to the personal jurisdiction and venue of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware does not have subject matter jurisdiction, the United States District Court for the District of Delaware or, if jurisdiction is not then available in the United States District Court for the District of Delaware, then any Delaware state court) (the “Chosen Courts”), in the event of any claim, action or proceeding between the Parties (whether in contract, tort or otherwise) arises out of or relating to this Agreement or the transactions contemplated hereby, (ii) expressly waives any claim of lack of personal jurisdiction or improper venue and any claims that such courts are an inconvenient forum with respect to such a claim and (iii) agrees that it shall not bring any claim, action or proceeding against any other Parties arising out of or relating to this Agreement or the transactions contemplated hereby in any court other than the Chosen Courts and that a final judgment in any legal proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law, and (iv) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from the Chosen Courts. Each Party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail or by overnight courier service, postage prepaid, to its address set forth in Section 9.6, such service to become effective ten days after such mailing. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, ACTION OR PROCEEDING (WHETHER IN CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING ANY LEGAL ACTION AGAINST ANY FINANCING SOURCE ARISING OUT OF OR RELATED TO THE DEBT FINANCING. EACH PARTY (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.5, (1) UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, AND (2) MAKES THIS WAIVER VOLUNTARILY. Notwithstanding anything to the contrary in this Agreement, each Party expressly and irrevocably agrees that any action (whether at law, in contract or in tort) to which any Financing Source is party arising out of or in any way relating to the transactions contemplated hereby shall be brought exclusively in the Supreme Court of New York, County of New York (unless the Supreme Court of the State of New York, County of New York declines to accept jurisdiction over a particular matter, in which case, the United States District Court for the Southern District of New York) (together with the appellate courts thereof, the “New York Courts”), and each of the Parties hereby submits to the exclusive jurisdiction of the New York Courts for the purpose of any such action. Each Party irrevocably and unconditionally agrees not to assert (i) any objection which it may ever have to the laying of venue of any such litigation in any New York Court, (ii) any claim that any such action brought in any New York Court has been brought in an inconvenient form and (iii) any claim that any New York Court does not have jurisdiction with respect to such action.

(b)           The Parties acknowledge and agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any Party does not perform any of the provisions of this Agreement (including failing to take such actions as are required of it hereunder to consummate the transactions contemplated by this Agreement) in accordance with their specific terms or otherwise breach or threaten to breach any such provisions. It is accordingly agreed that, at any time prior to the valid termination of this Agreement pursuant to Article VIII, subject to the limitations set forth therein and in this Section 9.5, the Parties shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches or threatened breaches of this Agreement and to enforce specifically the performance of terms and provisions of this Agreement, including the right of a Party to cause each other Party to consummate the Mergers and the other transactions contemplated by this Agreement on the terms and subject to the conditions of this Agreement, and the right of the Company to cause Parent to cause the Equity Financing to be funded as and when required under the Equity Commitment Letters in accordance with, and pursuant to the terms and conditions of, the Equity Commitment Letters as applicable, in any court referred to in Section 9.5(a) without proof of actual damages (and each Party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The Parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable or not appropriate for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy for any such breach. Under no circumstances will Parent or the Company be permitted or entitled to receive both specific performance that results in the occurrence of the Closing and any monetary damages.

9.6.          Notices. All notices, requests, instructions or other communications or documents to be given or made hereunder by any Party to the other Parties to this Agreement shall be in writing and (a) served by personal delivery by hand upon the Party for whom it is intended, (b) served by an internationally-recognized overnight courier service upon the Party for whom it is intended, (c) delivered by registered or certified mail, return receipt requested or (d) sent by email:

If to Parent or Merger Subs:

c/o Clayton, Dubilier & Rice, LLC

375 Park Avenue, 18th Floor

New York, NY 10152

Attention: David Winokur

Email: dwinokur@cdr-inc.com

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attention: David Klein, P.C.; Rachael Coffey, P.C.

Email: david.klein@kirkland.com; rachael.coffey@kirkland.com

Kirkland & Ellis LLP

300 N. LaSalle Street

Chicago, IL 60654

Attention: Richard Campbell, P.C.; Kevin Mausert, P.C.

Email: rcampbell@kirkland.com; kmausert@kirkland.com

with a copy to (which shall not constitute notice):

c/o Stone Point Capital LLC

20 Horseneck Lane

Greenwich, CT 06830

Attention: Fayez S. Muhtadie; Peter M. Mundheim

Email: fmuhtadie@stonepoint.com; pmundheim@stonepoint.com

with a copy to (which shall not constitute notice):

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Attention: Elizabeth A. Cooper; Mark C. Viera

Email: ecooper@stblaw.com; mark.viera@stblaw.com

If to the Special Committee:

Special Committee of the Board of Directors of Focus Financial Partners Inc.

c/o Chairman of the Special Committee

875 Third Avenue, 28th Floor

New York, NY 10022

Attention: George S. LeMieux

Email: george.stephen.lemieux@gmail.com

with a copy to (which shall not constitute notice):

Potter Anderson & Corroon LLP

1313 North Market Street, 6th Floor

Wilmington, DE 19801

Attention: Mark A. Morton

Email: mmorton@potteranderson.com

with a copy to (which shall not constitute notice):

Focus Financial Partners Inc.

875 Third Avenue, 28th Floor

New York, NY 10022

Attention: Russell McGranahan

Email: rmcgranahan@focuspartners.com

If to the Company:

Focus Financial Partners Inc.

875 Third Avenue, 28th Floor

New York, NY 10022

Attention: Russell McGranahan

Email: rmcgranahan@focuspartners.com

with a copy to (which shall not constitute notice):

Vinson & Elkins L.L.P.

845 Texas Avenue, Suite 4700

Houston, TX 77002

Attention: Stephen Gill

Email: sgill@velaw.com

Vinson & Elkins L.L.P.

1114 Avenue of the Americas, 32nd Floor

New York, New York 10036

Attention: Stancell Haigwood

Email: shaigwood@velaw.com

with a copy to (which shall not constitute notice):

Potter Anderson & Corroon LLP

1313 North Market Street, 6th Floor

Wilmington, DE 19801

Attention: Mark A. Morton

Email: mmorton@potteranderson.com

or to such other Person or addressees as has or have been designated in writing by the Party to receive such notice provided above. Any notice, request, instruction or other communications or document given as provided above shall be deemed given to the receiving Party (w) upon actual receipt, if delivered personally, (x) on the next Business Day after deposit with an overnight courier, if sent by an overnight courier, (y) three Business Days after deposit in the mail, if sent by registered or certified mail or (z) upon confirmation of receipt by the recipient if sent by email. Copies to outside counsel are for convenience only and failure to provide a copy to outside counsel does not alter the effectiveness of any notice, request, instruction or other communication otherwise given in accordance with this Section 9.6. Rejection or other refusal to accept, or the inability to deliver because of changed address or other details of which no notice is given, will be deemed to be receipt of any notice pursuant to this Section 9.6 as of the date of rejection, refusal or inability to deliver.

9.7.         Entire Agreement. This Agreement (including any exhibits, annexes and schedules hereto), the Confidentiality Agreement, the Support Agreement and the documents and other agreements among the Parties, or any of them, as contemplated by or referred to herein, including the Company Disclosure Schedule, the Parent Disclosure Schedule, the Equity Commitment Letters and the Guarantees, together with each other agreement entered into by or among any of the Parties as of the date of this Agreement that makes reference to this Section 9.7, constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all other prior agreements, understandings, representations and warranties, both written and oral, among the Parties with respect to the subject matter hereof.

9.8.        No Third-Party Beneficiaries. Except as provided in this Section 9.8, Parent and the Company hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other Parties, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the Parties any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein; provided that if, and only if, the Company Merger Effective Time occurs, (a) the holders of shares of Company Stock shall be third-party beneficiaries of, and entitled to rely on, Section 4.2 (Effect of the Company Merger) and Section 4.4 (Exchange of Shares) and (b) the Indemnified Parties and principals of the Company’s partner firms shall be third-party beneficiaries of, and entitled to rely on, Section 6.11 (Indemnification; Directors’ and Officers’ Insurance). The Parties further agree that the rights of third-party beneficiaries under the first proviso of this Section 9.8 shall not arise unless and until the Company Merger Effective Time occurs. Notwithstanding anything in this Agreement to the contrary, the provisions of Section 8.2(e), Section 9.2, Section 9.5, this Section 9.8 and Section 9.18 will, subject to the rights of the Financing Sources in the last sentence of Section 9.2, inure to the benefit of the Financing Sources, each of whom are intended to be third-party beneficiaries thereof (it being understood and agreed that the provisions of such Sections will be enforceable by the Financing Sources), (b) the provisions of Section 8.2(d) will inure to the benefit of the Company Related Parties, each of whom are intended to be third-party beneficiaries thereof (it being understood and agreed that the provisions of such Section will be enforceable by the Company Related Parties) and (c) the provisions of Section 8.2(e) and Section 9.16 will inure to the benefit of the Parent Related Parties, each of whom are intended to be third-party beneficiaries thereof (it being understood and agreed that the provisions of such Sections will be enforceable by the Parent Related Parties).

9.9.         Special Committee Approval. Notwithstanding anything to the contrary set forth in this Agreement, until the Company Merger Effective Time, (a) the Company may take the following actions only with the prior approval of, and shall take any such action if directed to do so by, the Special Committee: (i) amending, restating, modifying or otherwise changing any provision of this Agreement, the Equity Commitment Letters, the Support Agreement or the Guarantees; (ii) waiving any right under this Agreement, the Equity Commitment Letters, the Support Agreement or the Guarantees or extending the time for the performance of any obligation of Parent or Merger Subs hereunder or any other party under the Equity Commitment Letters, the Support Agreement or the Guarantees; (iii) terminating this Agreement, the Equity Commitment Letters, the Support Agreement or the Guarantees; (iv) taking any action under this Agreement, the Equity Commitment Letters, the Support Agreement or the Guarantees that expressly requires the approval of the Special Committee; (v) making any decision or determination, or taking any action under or with respect to this Agreement, the Equity Commitment Letters, the Support Agreement or the Guarantees that would reasonably be expected to be, or is required to be, approved, authorized, ratified or adopted by the Company Board and (vi) agreeing to do any of the foregoing and (vii) no decision or determination shall be made, or action taken, by the Company Board under or with respect to this Agreement, the Equity Commitment Letters, the Support Agreement or the Guarantees without first obtaining the approval of the Special Committee. In the event the Special Committee ceases to exist or is disbanded, any consents, determinations, actions or other rights or obligations afforded to the Special Committee shall be afforded to a majority of the remaining independent and disinterested members of the Company Board.

9.10.        Obligations of Parent and of the Company. Whenever this Agreement requires a Subsidiary of Parent to take any action, such requirement shall be deemed to include an undertaking on the part of Parent to cause such Subsidiary to take such action. Whenever this Agreement requires a Subsidiary of the Company to take any action, such requirement shall be deemed to include an undertaking on the part of the Company to cause such Subsidiary to take such action and, after the Company Merger Effective Time, on the part of the Surviving Corporation to cause such Subsidiary to take such action.

9.11.        Transfer Taxes. Any transfer, documentary, sales, use, stamp, registration, excise and other similar Taxes and fees incurred in connection with the Mergers and the other transactions contemplated by this Agreement (“Transfer Taxes”) shall be paid by Parent when due, whether levied on Parent or any another Person, and Parent shall file all necessary Tax Returns and other documentation with respect to any such Transfer Taxes. The Parties will cooperate, in good faith, in the filing of any Tax Returns with respect to Transfer Taxes and the minimization, to the extent reasonably permissible under applicable Law, of the amount of any Transfer Taxes.

9.12.        Definitions. Capitalized terms used in this Agreement have the meanings specified in Annex A.

9.13.        Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.

9.14.       Interpretation; Construction.

(a)            The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated.

(b)           If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb). Unless the context of this Agreement clearly requires otherwise, words importing the masculine gender shall include the feminine and neutral genders and vice versa, and the definitions of terms contained in this Agreement are applicable to the singular as well as the plural forms of such terms. The words “includes” or “including” shall mean “including without limitation,” the words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or article in which such words appear, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if,” any reference to a Law shall include any rules and regulations promulgated thereunder, and any reference to any Law in this Agreement shall mean such Law as from time to time amended, modified or supplemented and to any rules or regulations promulgated thereunder. Currency amounts referenced herein are in U.S. Dollars. Each reference to a “wholly-owned Subsidiary” or “wholly-owned Subsidiaries” of a Person shall be deemed to include any Subsidiary of such Person where all of the equity interests of such Subsidiary are directly or indirectly owned by such Person (other than directors qualifying shares, nominee shares or other equity interests that are required by Law or regulation to be held by a director or nominee). The terms “provided to” or “made available to,” with respect to documents required to be provided by the Company to Parent or Merger Subs, include documents filed or furnished by the Company with the SEC or in the virtual data room titled “Project Ferdinand” and “Project Ferdinand - Legal” located at dfsvenue.com at least 24 hours prior to the date hereof. The word “or” shall not be exclusive.

(c)           The Parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.

9.15.       Successors and Assigns. No Party may assign either this Agreement or any of its rights, interests or obligations under this Agreement without the prior written approval of the other Parties, except that Parent and Merger Subs will have the right to assign all or any portion of their respective rights and obligations pursuant to this Agreement (a) to any of their respective Affiliates; or (b) to any Financing Source pursuant to the terms of the Debt Financing, for purposes of creating a security interest herein or otherwise assigning as collateral in respect of the Debt Financing. It is understood and agreed that, in each case, such assignment not (i) affect the obligations of the parties to any debt commitment letter; or (ii) materially impede or materially delay the consummation of the Mergers or otherwise materially impede the rights of the holders of shares of Company Stock, Company Equity Awards and Company Options pursuant to this Agreement. Subject to the preceding sentence, this Agreement will be binding upon and will inure to the benefit of the Parties and their respective successors and permitted assigns. No assignment by any Party will relieve such Party of any of its obligations under this Agreement. Any purported assignment in violation of this Agreement is void.

9.16.        No Recourse. In no event will the Company, whether prior to or after termination of this Agreement, seek or obtain, nor will it permit any of its Representatives to seek or obtain, nor will any other Person be entitled to seek or obtain, any monetary recovery or monetary award of any kind (including consequential, special, indirect or punitive damages) against any Parent Related Party with respect to this Agreement, the Equity Commitment Letters or the Guarantees or the transactions contemplated hereby and thereby (including any breach by any of the Guarantors, Parent or Merger Subs), the termination of this Agreement, the failure to consummate the transactions contemplated hereby or any claims or actions under applicable Laws arising out of any such breach, termination or failure, except, in each case, for claims that the Company may assert (a) against any Person that is a party to, and solely pursuant to the terms and conditions of, the Confidentiality Agreement or the Support Agreement; (b) against Parent or Merger Subs to the extent expressly provided for in this Agreement, the Guarantees or the Equity Commitment Letters or (c) against the Guarantors to the extent expressly provided for in this Agreement, the Guarantees or the Equity Commitment Letters.

9.17.        Necessary Further Actions. If, at any time after the Company Merger Effective Time, any further action is determined by Parent or the Surviving Corporation to be necessary or desirable to carry out the purposes of this Agreement or to vest in the Surviving Corporation the full right, title and possession of and to all rights and property of Merger Subs and the Company, the officers and directors of the Surviving Corporation shall be fully authorized (in the name of Merger Subs, in the name of the Company and otherwise) to take such action.

9.18.        No Liability for Financing Sources. Notwithstanding anything to the contrary herein, none of the Company nor any of its Related Parties shall have any rights or claims against any of the Financing Sources in connection with this Agreement, the Debt Financing or the transactions contemplated hereby or thereby, whether at law or equity, in contract, in tort or otherwise; provided that nothing in this Section 9.18 shall in any way limit or modify (a) the rights and obligations of Parent and Merger Sub under this Agreement, any debt commitment letters or, to the extent entered into prior to the Closing, the definitive financing agreements related to the Debt Financing or any Financing Source’s obligations to Parent and Merger Sub under any debt commitment letter or (b) the rights of the Company and its Subsidiaries from and after the Company Merger Effective Time under any debt commitment letter or any definitive agreements relating to the Debt Financing executed in connection with the Debt Financing (but not, for the avoidance of doubt, under this Agreement) to the extent the Company or its Affiliates are party thereto.

[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the Parties as of the date first written above.

FERDINAND FFP ACQUISITION, LLC

By:	/s/ David Winokur
	Name:	David Winokur
	Title:	President

FERDINAND FFP MERGER SUB 1, INC.

By:	/s/ David Winokur
	Name:	David Winokur
	Title:	President

FERDINAND FFP MERGER SUB 2, LLC

By:	/s/ David Winokur
	Name:	David Winokur
	Title:	President

[Signature Page to Agreement and Plan of Merger]

FOCUS FINANCIAL PARTNERS INC.

By:	/s/ Ruediger Adolf
	Name:	Ruediger Adolf
	Title:	Chief Executive Officer

FOCUS FINANCIAL PARTNERS, LLC

By:	Focus Financial Partners Inc., as Managing Member of Focus LLC

By:	/s/ Ruediger Adolf
	Name:	Ruediger Adolf
	Title:	Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

Annex A

DEFINED TERMS

“Acceptable Confidentiality Agreement” means an agreement with the Company that is either (a) in effect as of the date hereof; or (b) executed, delivered and effective after the date hereof, in either case (i) containing provisions that require any counterparty thereto (and any of its Affiliates and Representatives named therein) that receive non-public information of or with respect to the Company to keep such information confidential (subject to customary exceptions), (ii) other than with respect to any immaterial provisions, containing confidentiality provisions not less favorable to the Company in any material respect than the terms of the Confidentiality Agreements and (iii) that does not (A) prohibit the Company from providing any information to Parent in accordance with, or otherwise complying with Section 6.2 or (B) provide for the reimbursement by the Company or any of its Subsidiaries of any of the counterparty’s costs or expenses.

“Acquisition Proposal” means any proposal or offer from a Third Person relating to any transaction or series of related transactions that, if consummated, would result in (a) a direct or indirect purchase or acquisition by a Third Person of the assets of the Company constituting fifteen percent (15%) or more of the consolidated net revenues, net income or total assets (including equity securities of the Subsidiaries of the Company) of the Company and its Subsidiaries, taken as a whole; (b) any direct or indirect purchase or acquisition by a Third Person of beneficial ownership of fifteen percent (15%) or more of the total voting power of the Company; or (c) a direct or indirect merger, joint venture, partnership, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, share exchange, business combination or other similar transaction involving the Company pursuant to which such Third Person (or its equityholders) would hold securities representing fifteen percent (15%) or more of the total voting power of the Company (or the surviving or resulting entity) after giving effect to such transaction.

“Advisory Client” means any Person to which any RIA Subsidiary provides investment advisory or investment management (including sub-advisory or other similar) services pursuant to an Advisory Contract.

“Advisory Contract” means all agreements and arrangements that contemplate the performance by any RIA Subsidiary of discretionary or non-discretionary investment advisory or investment management (including sub-advisory or other similar) services to, or otherwise managing any investment or trading account of, or for, any Person, including, where applicable, Fund Documents.

“Advisory Revenue” means, as of February 1, 2023, with respect to any Advisory Client, the aggregate annualized investment advisory, sub-advisory, investment management, or similar fees for all accounts of such Advisory Client payable to the RIA Subsidiaries, which shall be determined in the following manner: (a) if such fees are fixed and not increased or decreased by reference to assets under management (including committed or invested capital, as applicable) or advisement, the applicable annual fee contained in such Advisory Client’s Advisory Contract(s), and (b) if such fees are determined by reference to assets under management (including committed or invested capital, as applicable) or advisement, the product of the assets under management with respect to such Advisory Client as of the date hereof multiplied by the applicable annual fee rate or fee schedule contained in such Advisory Client’s Advisory Contract(s), in each case, excluding incentive and performance fees and extraordinary items and net of any applicable fee waivers, reimbursements, discounts, offsets for placement fees or organizational expenses or other offsets or reductions (regardless of whether such discounts or reductions take effect after the date hereof), and net of any sub-advisory fees paid.

“Affiliate” means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with a second Person, provided the Guarantors and their respective controlled Affiliates shall be deemed Affiliates of Parent and Merger Subs. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, no investment fund or investment vehicle affiliated with, or managed or advised by, Stone Point Capital LLC (“Stone Point”) any or portfolio company (as such term is commonly understood in the private equity industry) or investment of Stone Point or of any investment funds or investment vehicles affiliated with, or managed or advised by, Stone Point (collectively, the “Excluded Affiliates”) shall be deemed to be an Affiliate of either the Company or its Subsidiaries, on the one hand, or Parent or Merger Subs, on the other hand, and vice versa; provided that the Excluded Affiliates shall be deemed to be (a) Affiliates of the Company and its Subsidiaries solely for purposes of the definition of “Company Related Party” and (b) Affiliates of Parent and Merger Subs solely for purposes of the definition of “Parent Related Party”, subclause (z) of Section 6.1(b)(xiii)(B), Section 6.1(b)(xxvi) and the final proviso of Section 6.5(e).

“Anti-Corruption Laws” means all U.S. and applicable non-U.S. Laws relating to the prevention of corruption, money laundering, and bribery, including the U.S. Foreign Corrupt Practices Act of 1977, the UK Bribery Act of 2010, 18 U.S.C. §§ 1956 and 1957 and the Bank Secrecy Act, as amended by the USA PATRIOT Act, 31 U.S.C. §§ 5311 et seq., and its implementing regulations, 31 C.F.R. Chapter X.

“Authorized Officer” has the meaning set forth in the Existing Credit Document.

“BD Subsidiary” means any Person that is registered with the SEC as a broker-dealer under the Exchange Act that the Company owns, directly or indirectly, twenty-five percent (25%) or more of the (x) assets, business or a line of operations that generates revenues composing twenty-five percent (25%) or more in the aggregate of such Person’s earnings on a 36-month rolling basis or (y) equity or partnership capital of such Person.

“Brokerage Client” means any Person who receives brokerage, broker-dealer transaction processing, dealer, distributorship, custodial and related services, or any other services that involve acting as a broker-dealer or any ancillary services and activities related or incidental thereto from any BD Subsidiary.

“Business Day” means any day ending at 11:59 p.m. (New York time) other than a Saturday or Sunday or a day on which banks in the County of New York, New York are required or authorized to close.

“Business IP” means (a) Owned IP, and (b) Intellectual Property Rights used in or necessary for the operation of the business of the Company or any of its Subsidiaries.

“CFTC” means the U.S. Commodity Futures Trading Commission.

“Class A Common Stock” means the shares of Class A common stock, par value $0.01 per share, of the Company.

“Class A Rollover Shares” has the meaning set forth in the Support Agreement.

“Class B Common Stock” means the shares of Class B common stock, par value $0.01 per share of the Company.

“Closing TRA Payoff Amount” means the TRA Payoff Amount minus the amount of any payments deferred under the TRA Holder Agreements pursuant to the TRA Notes issued thereunder.

“Commodity Exchange Act” means the U.S. Commodity Exchange Act.

“Common Units” shall have the meaning set forth in the Focus LLC Agreement.

“Company Equity Plan” means the Focus Financial Partners Inc. 2018 Omnibus Incentive Plan, as amended or restated.

“Company Related Party” means any Related Party of the Company.

“Company Stock” means the Class A Common Stock and the Class B Common Stock.

“Company Stockholder Approval” means the adoption of this Agreement by the affirmative vote of the holders of a majority in voting power of the outstanding shares of Company Stock, voting together as a single class, and entitled to vote thereon.

“Company System” means the software, hardware, networks and other computer systems administered, controlled, owned, licensed or leased by the Company or any of its Subsidiaries.

“Company Unaffiliated Stockholder Approval” means the adoption of this Agreement by the affirmative vote of the holders of a majority in voting power of the outstanding shares of Company Stock, voting together as a single class, held by the Unaffiliated Stockholders and entitled to vote thereon.

“CPO Subsidiary” means SCS Capital Management LLC, a Delaware limited liability company, and Ancora Alternatives LLC, an Ohio limited liability company.

“Cut-Off Time” means, with respect to each Excluded Party, the earlier of (a) 11:59 p.m. Eastern Time on April 18, 2023 and (b) the time that such Excluded Party otherwise ceases to be an Excluded Party in accordance with the definition of “Excluded Party”.

“CTA Subsidiary” means Ancora Alternatives LLC, an Ohio limited liability company.

“Default” has the meaning set forth in the Existing Credit Document.

“Employer Entities” means, collectively, Focus LLC, Focus Operating, LLC, Focus Transition Services, LLC and Connectus Group LLC.

“Environmental Law” means any Law relating to pollution, the protection of the environment or public or worker health and safety.

“ERISA Affiliate” means each Person that, at any relevant time, could be treated together with the Company or any of its Subsidiaries, including any of the Employer Entities, as a “single employer” within the meaning of Section 4001(b) of ERISA or Section 414(b), (c), (m) or (o) of the Code.

“Event of Default” has the meaning set forth in the Existing Credit Document.

“Ex-Im Laws” means all U.S. and applicable non-U.S. Laws relating to export, reexport, transfer, and import controls, including the Export Administration Regulations, the customs and import Laws administered by U.S. Customs and Border Protection, and the EU Dual Use Regulation.

“Exchange” means with respect to any Person, any U.S. or non-U.S. securities, commodities, futures, options, derivatives or other financial product exchange, transaction facility or other financial market or system (and its clearinghouse, if any) through which such Person or any of its Affiliates conducts trading.

“Excluded Information” means (i) any description of post-Closing capital structure, including descriptions of indebtedness or equity of Parent or any of its Affiliates (including the Company and its Subsidiaries on or after the Closing Date), other than with respect to the Existing Credit Document and any other Indebtedness of the Company and its Subsidiaries that is anticipated to remain outstanding following the Closing, (ii) any description of the Debt Financing (including any such descriptions to be included in liquidity and capital resources disclosure and any “description of notes”), (iii) any information that would customarily be provided by an underwriter or initial purchaser in a customary offering memorandum for private placements of non-convertible high-yield bonds under Rule 144A promulgated under the Securities Act, (iv) any information regarding any post-Closing or pro forma cost savings, synergies or other pro forma adjustments, pro forma information (other than pro forma information relating to historical periods, not relating to the transactions contemplated by this Agreement, and not otherwise required to be disclosed by the Company in connection with its public reporting) or projected information, (v) risk factors relating to all or any component of the Debt Financing, (vi) financial statements or information required by Rules 3-05 (with respect to, and only with respect to, the transactions contemplated by this Agreement), 3-09, 3-10 or 3-16 of Regulation S-X, Compensation Discussion and Analysis or other information required by Regulation S-K Items 402 and 601, (vii) “segment” financial information and disclosure, including, without limitation, any required by Regulation S-K Item 101(b) and FASB Accounting Standards Codification Topic 280, (viii) any financial information with respect to the Company and its Subsidiaries on a non-consolidated basis and (ix) any new performance metrics of the Company.

“Excluded Party” means any Third Person (a) who submits a written offer or proposal that constitutes a bona fide Acquisition Proposal to the Company or any of its Representatives after the date hereof and prior to the No-Shop Period Start Date and (b) whose Acquisition Proposal is determined by the Company Board (acting on the recommendation of the Special Committee), or the Special Committee, as applicable, in good faith, after consultation with its financial advisors and outside legal counsel, prior to the start of the No-Shop Period Start Date, to constitute, or is reasonably likely to result in, a Superior Proposal; provided, however, that a Third Person shall immediately cease to be an Excluded Party (and the provisions of this Agreement applicable to Excluded Parties shall cease to apply with respect to such Person) if (i) such Acquisition Proposal is withdrawn by such Third Person or (ii) such Acquisition Proposal, in the good faith determination of the Company Board (acting on the recommendation of the Special Committee), or the Special Committee, as applicable, (after consultation with its outside counsel and its financial advisor), no longer is, or is no longer reasonably likely to result in, a Superior Proposal.

“Existing Credit Document” means that certain First Lien Credit Agreement, dated as of July 3, 2017 (as amended, supplemented, waived or otherwise modified from time to time), by and among Focus Financial Partners, LLC, the lenders party thereto, Bank of America, N.A., as revolver administrative agent for the Lenders (as defined therein), Swing Line Lender (as defined therein) and L/C Issuer (as defined therein) and Royal Bank of Canada, as term administrative agent for the Lenders.

“Filings” means, with respect to the Company, any of its Subsidiaries or any of their officers, employees, consultants or similar Persons, as applicable, all (i) Uniform Applications for Investment Adviser Registration as filed with the Investment Adviser Registration Depository on Form ADV (Parts 1, 2A and 2B) and Form CRS, including all Forms DRP related thereto, (ii) Uniform Applications for Broker-Dealer Registration on Form BD as filed with the Central Registration Depository, (iii) Forms U-4 and U-5 filed with the Registration Depository or the Investment Adviser Registration Depository, as applicable, (iv) NFA Form 7-R or NFA Form 8-R, and (v) all other reports, schedules, forms, registrations and other documents, together with any amendments required to be made with respect to any of the foregoing, that are or were required to be filed under applicable law governing the operation of such Person’s business (including, as a broker-dealer, investment adviser, commodity pool operator or commodity trading advisor, as applicable).

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Financing Sources” means the Persons (including the agents, arrangers and lenders) that have committed to provide, or have otherwise entered into agreements in connection with the Debt Financing in connection with the transactions contemplated hereby pursuant to any debt commitment letter, and any joinder agreements, indentures or credit agreements entered into pursuant thereto or relating thereto, together with their respective Affiliates, and the respective officers, directors, employees, partners, trustees, shareholders, controlling persons, agents, advisors and Representatives of the foregoing, and the respective successors and assigns of the foregoing. It is understood and agreed that none of the Parent, the Parent Related Parties (other than any Parent Related Party or any Affiliate of Parent that is a Financing Source and is not a Guarantor under a Limited Guarantee or party to the Equity Commitment Letter), the Guarantors, and the funds party to the Equity Commitment Letter will be Financing Sources for any purposes of this Agreement.

“Focus LLC Units” means Common Units and Incentive Units of Focus LLC.

“Focus LLC Agreement” means the Fourth Amended and Restated Limited Liability Company Agreement of Focus LLC dated as of July 30, 2018, as amended.

“Fund Documents” means with respect to an Advisory Client that is a Private Fund, the then-current limited partnership agreement, limited liability company agreement, operating agreement, shareholders’ agreement, memorandum and articles of association, or similar governing document governing the operations of any entities that comprise such pooled vehicle, as well as the then-current offering documents (if any) of such pooled vehicle.

“Group” shall have the meaning given to such term under Section 13 of the Exchange Act.

“Hazardous Substance” means any material, substance, chemical, contaminant or waste that is listed, regulated, classified or defined as hazardous, toxic or as a pollutant, or for which liability or standards of conduct may be imposed, under any Environmental Law, including, without limitation, any petroleum compounds or petroleum derivatives, radioactive materials, radon, asbestos and asbestos containing materials, per- and polyfluoroalkyl substances, pesticides, odor, noise, regulated levels of mold or polychlorinated biphenyls.

“Incentive Unit” shall have the meaning set forth in the Focus LLC Agreement.

“Indebtedness” means, with respect to any Person, without duplication, as of the date of determination, means all indebtedness, liabilities and obligations, now existing or hereafter arising, for money borrowed by a Person, or any contingent liability for or guaranty by a Person of any obligation of any other Person (including the pledge of any collateral or grant of any security interest by a Person in any property as security for any such liability, guaranty or obligation) whether or not any of the foregoing is evidenced by any note, indenture, guaranty or agreement, but excluding all trade payables incurred in the ordinary course of business.

“Intellectual Property Rights” means, in any and all jurisdictions throughout the world, all intellectual property and proprietary rights, including all (a) patents, divisionals, continuations, renewals, extensions, reexaminations, inventions, trademarks, trade names, trade dress, domain names, copyrights, designs and trade secrets, (b) applications for and registrations of patents, trademarks, service marks, trade names, trade dress, domain names, copyrights and designs, (c) processes, formulae, methods, schematics, technology, know-how, computer software programs (including source code and object code) and applications, data and databases and (d) other intangible proprietary or confidential information.

“Investment Advisers Act” means the U.S. Investment Advisers Act of 1940.

“Investment Company Act” means the U.S. Investment Company Act of 1940.

“Knowledge” means, when used with respect to the Company, the actual knowledge of any of the Persons listed on Section A.1 of the Company Disclosure Schedule and, with respect to Parent, the actual knowledge of any of the Persons listed on Section A.1 of the Parent Disclosure Schedule, in each case, after reasonable inquiry of such Person’s direct reports who would reasonably be expected to have actual knowledge of the matter in question.

“Leased Real Property” means the leasehold or subleasehold interests and any other rights to use or occupy any land, buildings, structures, improvements, fixtures or other interests in real property held by the Company or any of its Subsidiaries under the Real Property Leases.

“Legacy Unitholders” means any holders of Focus LLC Units (other than the Company and its wholly owned Subsidiaries) immediately prior to the Rollover of the Rollover Units.

“Lien” means any mortgage, lien, license, pledge, charge, security interest, deed of trust, U.S. Uniform Commercial Code lien, right of first refusal, easement, or similar encumbrance in respect of any property or asset, including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset or any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset.

“Owned IP” means any Intellectual Property Rights owned by the Company or any of its Subsidiaries, which shall include the Registered Intellectual Property.

“Marketing Period” means (A) at all times to and including June 27, 2023, the first period of seventeen (17) consecutive Business Days after the date hereof throughout and at the end of which (i) Parent shall have the Required Information and (ii) the conditions set forth in Sections 7.1 and 7.2 shall be satisfied or, to the extent permitted by applicable Law, waived (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions) and nothing has occurred and no condition exists that would cause any of the conditions set forth in Sections 7.1 and 7.2 to fail to be satisfied assuming the Closing were to be scheduled for any time during such seventeen (17) Business Day period and (B) at all times from and after June 27, 2023, the first period of seventeen (17) consecutive Business Days after the date hereof throughout and at the end of which (i) Parent shall have the Required Information and (ii) the conditions set forth in Sections 7.1 and 7.2 shall be satisfied or, to the extent permitted by applicable Law, waived (other than (I) those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions and (II) the conditions set forth in Sections 7.1(a), 7.1(b), 7.2(f) and 7.2(g), it being understood that this clause shall not constitute a waiver of such conditions for purposes of Article VII)) and nothing has occurred and no condition exists that would cause any of the conditions set forth in Sections 7.1 and 7.2 (other than the conditions set forth in Sections 7.1(a), 7.1(b), 7.2(f) and 7.2(g) if such conditions were not satisfied at the commencement of such seventeen (17) consecutive Business Day period as contemplated by clause (II) of the immediately preceding parenthetical above) to fail to be satisfied assuming the Closing were to be scheduled for any time during such seventeen (17) consecutive Business Day period; provided, that notwithstanding anything to the contrary in the foregoing clauses (A) and (B), the Marketing Period shall not commence until the 30th day after the Notice Date; provided, further, that in the case of each of clauses (A) and (B), that (1) (x) July 3, 2023 and November 24, 2023 shall not constitute a Business Day for the purposes of calculating such seventeen (17) consecutive Business Day period and (y) if such seventeen (17) consecutive Business Day period shall not have ended on or prior to August 18, 2023, then such seventeen (17) consecutive Business Day period shall not commence prior to September 5, 2023, (2) the Marketing Period shall not be deemed to have commenced if, after the date hereof and prior to the Closing Date, (A) any of the historical financial statements that are included in the Required Information become stale under Regulation S-X or under customary practices for offerings and private placements of high-yield debt securities under Rule 144A promulgated under the Securities Act, in which case the Marketing Period will not be deemed to commence unless and until, at the earliest, the Company furnishes Parent with updated Required Information, (B) Deloitte & Touche LLP (or any other auditor to the extent financial statements audited by such auditor are to be included in the Required Information) shall have withdrawn its audit opinion with respect to any of the audited financial statements of the Company or that are included in the Required Information, in which case the Marketing Period shall not be deemed to commence unless and until, at the earliest, a new unqualified audit opinion is issued with respect to such financial statements by Deloitte & Touche LLP or another nationally-recognized independent public accounting firm reasonably acceptable to Parent, (C) the Company restates or the Company Board has determined to restate or Deloitte & Touche LLP (or any other auditor to the extent financial statements audited by such auditor are to be included in the Required Information) has determined that it is necessary to restate any historical financial statements of the Company that are included in the Required Information or the Company shall have determined or publicly announced that a restatement of any such historical financial statements is required, in which case the Marketing Period shall not be deemed to commence unless and until, at the earliest, such restatement has been completed or the Company Board subsequently concludes that no restatement shall be required in accordance with U.S. GAAP or (D) the Required Information, taken as a whole, contains any untrue statement of a material fact or omits to state any material fact, in each case with respect to the Company, necessary in order to make the statements contained in the Required Information, in light of the circumstances under which they were made, not misleading, in which case the Marketing Period shall not be deemed to commence unless and until such Required Information has been updated so that there is no longer any such untrue statement or omission and (3) the Marketing Period shall end on any earlier date prior to the expiration of the seventeen (17) consecutive Business Day period described above if the Debt Financing is actually funded on such earlier date; provided, further, that if the Company shall in good faith reasonably believe it has provided the Required Information and that the Marketing Period has commenced, it may deliver to Parent a written notice to that effect (stating when it believes it completed such delivery and when it believes such period has commenced), in which case, subject to clauses (2)(A) through (2)(D) above, the Marketing Period will be deemed to have commenced on the first Business Day immediately following the date of such notice unless Parent, in good faith, believes the Marketing Period has not commenced and within four (4) Business Days after the delivery of such notice by the Company, delivers a written notice to the Company to that effect and setting forth with reasonable specificity why Parent believes the Marketing Period has not commenced.

“Material Adverse Effect” means any change, effect, event, occurrence, circumstance, fact or development that is materially adverse to the business or financial condition of the Company and its Subsidiaries, taken as a whole; provided, however, that no change, effect, event, occurrence, circumstance, fact or development resulting from the following shall constitute a Material Adverse Effect or be taken into account in determining whether a Material Adverse Effect has occurred, is occurring or would be occurring: (a) changes in the economy or financial, debt, credit or securities markets generally in the United States or any other country or region in the world, or changes in conditions in the global economy generally; (b) changes generally affecting the industries (including the financial services industry) in which the Company and its Subsidiaries operate; (c) changes in United States generally accepted accounting principles (“U.S. GAAP”) or in any Law, or the official interpretations thereof; (d) changes in any political or geopolitical, regulatory, legislative or social conditions, acts of war (whether or not declared), hostilities, military actions or acts of terrorism, or any escalation or worsening of the foregoing; (e) weather conditions or acts of God (including storms, earthquakes, tsunamis, tornados, hurricanes, pandemics (including SARS-CoV-2 or COVID-19, any evolutions or mutations thereof or related or associated epidemics, pandemics or disease outbreaks (“COVID-19”)), epidemics or other outbreaks of disease, quarantine restrictions, floods, droughts or other natural disasters and force majeure events) (or escalation or worsening of any such events or occurrences, including, as applicable, subsequent wave(s)); (f) any capital market conditions, in each case in the United States or any other country or region in the world; (g) any quarantine, “shelter in place,” “stay at home,” social distancing, shut down, closure, sequester, safety or similar Law, directive, guidelines or recommendations promulgated by any Governmental Authority, including the Centers for Disease Control and Prevention and the World Health Organization, in each case, in connection with or in response to COVID-19 (“COVID-19 Measures”); (h) a decline, in and of itself, in the price or trading volume of the shares of Class A Common Stock on the Nasdaq Global Select Market or any other securities market or in the trading price of any other securities of the Company or any of its Subsidiaries; provided that the underlying causes of any such decline may be taken into account unless (and to the extent) such underlying cause would otherwise be excluded by other clauses of this definition; (i) any failure, in and of itself, by the Company to meet any internal or published projections, forecasts, estimates or predictions of revenues, earnings, cash flow or cash position or other financial metrics (whether such projections, forecasts, estimates or predictions were made by the Company or independent third parties) for any period; provided that the underlying causes of any such failure may be taken into account unless (and to the extent) such underlying cause would otherwise be excluded by other clauses of this definition; (j) (x) the identity of Parent or Merger Subs, or (y) the execution and delivery or performance of this Agreement, or (z) announcement, pendency or consummation of this Agreement or the transactions contemplated hereby, including the Merger, including, in each case the impact thereof on relationships with lenders, employees, customers, suppliers, distributors, partners, vendors or other Persons (provided, that this clause (j) shall not apply (A) to any representation or warranty contained in this Agreement to the extent that such representation or warranty is intended to address the consequences of the negotiation, execution or delivery of this Agreement, the performance of the requirements of this Agreement or the announcement, pendency or consummation of this Agreement or the transactions contemplated hereby or for the purpose of the condition set forth in Section 7.2(a) as it relates to such representations and warranties or (B) with respect to the consents described in Section 6.19, and the failure to obtain the consents described in Section 6.19 on or prior to the Closing shall be taken into account for determining whether a Material Adverse Effect has occurred); (k) any action or claim made or brought by any of the current or former stockholders of the Company or Members of Focus LLC (or on their behalf or on behalf of the Company or Focus LLC) against the Company, Focus LLC or any of their respective directors, officers or employees arising out of this Agreement or the transactions contemplated hereby, including the Merger; (l) any action or inaction by the Company or its Subsidiaries taken or omitted to be taken (x) by the Special Committee or the Company or any of its Subsidiaries expressly required by this Agreement or (y) at the written request of Parent or Merger Subs or with the written consent of Parent or Merger Subs or expressly required by this Agreement (provided, that this clause (l) shall not apply to any representation or warranty contained in this Agreement to the extent that such representation or warranty is intended to address the consequences of the performance of the requirements of this Agreement or for the purpose of the condition set forth in Section 7.2(a) as it relates to such representations and warranties); or (m) the availability or cost of equity, debt or other financing to Parent or Merger Subs; except, in the case of clause (a) through clause (f) (other than, in the case of clause (e), any change, effect, event, occurrence or development with respect to COVID-19 or the COVID-19 Measures or any escalation or worsening thereof (including any subsequent waves)), to the extent the Company and its Subsidiaries, taken as a whole, are disproportionately adversely affected by such changes, effects, events, occurrences or developments, compared to other, similarly situated companies in the financial services sector and then solely to the extent of any such disproportionality.

“Maximum Incremental Facilities Amount” has the meaning set forth in the Existing Credit Document.

“NFA” means National Futures Association.

“Non-Controlled Stock” means Common Stock held by a CD&R Portfolio Company or a Stone Point Portfolio Company, as applicable, (a) in trust, managed, brokerage, custodial, nominee or other customer accounts or (b) in mutual funds, open or closed end investment funds or other pooled investment vehicles (including limited partnerships and limited liability companies) sponsored, managed or advised or sub-advised by such CD&R Portfolio Company or Stone Point Portfolio Company, as applicable, in each case acquired and held in the ordinary course of the securities, commodities, derivatives, asset management, banking or similar businesses of any such CD&R Portfolio Company or Stone Point Portfolio Company, as applicable.

“Non-Fund Client” means each Advisory Client that is not a Private Fund or Registered Fund.

“Parent Related Party” means any Related Party of Parent.

“Permitted Liens” means: (a) Liens for Taxes or assessments that are (i) not yet due or delinquent or (ii) being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with U.S. GAAP; (b) statutory liens or landlords’, carriers’, warehousemen’s, mechanics’, suppliers’, workmen’s, materialmen’s or repairmen’s liens or other like Liens arising or incurred in the ordinary course of business; (c) with respect to the Leased Real Property, (i) easements, covenants, conditions, restrictions or other similar matters of record that do not materially impair the use, occupancy or value of such Leased Real Property, including any other agreements, conditions or restrictions that are shown by a current title report or other similar report or listing or implied by law, including easements for streets, alleys, highways, telephone lines, power lines, and railways, and all matters of public record, (ii) zoning, building, subdivision or other similar requirements or restrictions which are imposed by any Governmental Authority of competent jurisdiction which are not violated by the current use or occupancy of such Leased Real Property or the operation of the business thereon and (iii) mechanics liens and similar liens for labor, materials or supplies provided with respect to such Leased Real Property incurred in the ordinary course of business for amounts which are not due and payable; (d) pledges or deposits under workmen’s compensation Laws, unemployment insurance Laws, social security, retirement or similar legislation, or good-faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which such entity is a party, or deposits to secure public or statutory obligations of such entity or to secure or appeal bonds to which such entity is a party, or deposits as security for contested Taxes, in each case incurred or made in the ordinary course of business; (e) non-exclusive licenses and similar non-exclusive rights granted by the Company with respect to Intellectual Property Rights granted in the ordinary course of business; (f) Liens, charges, fees or assessments for business parks, industrial parks or other similar organizations not yet due or delinquent; and (g) Liens to the extent specifically disclosed or reflected on the consolidated balance sheet of the Company for the year ended December 31, 2022 (or any notes thereto) or securing Indebtedness or other obligations reflected on such balance sheet or otherwise disclosed on the Company Disclosure Schedule.

“Person” means any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Authority or other entity of any kind or nature.

“Pre-Closing Flow-Through Tax Return” means any Tax Return relating to Pre-Closing Flow-Through Taxes.

“Pre-Closing Flow-Through Taxes” means U.S. federal income, state, and local taxes and any other Taxes determined on a flow-through basis (i.e., reported at the entity level but with respect to which items of income, gain, loss or deduction or other Tax attributes or Taxes are allocated to the direct or indirect beneficial owners of the entity) with respect to Focus LLC or any of its Subsidiaries relating to any Pre-Closing Tax Period.

“Pre-Closing Tax Period” means any Tax period (or portion of any Tax period) ending on or prior to the Closing Date.

“Private Fund” means an Advisory Client that (a) is a pooled investment vehicle that is not registered, or required to register, as an investment company under the Investment Company Act of 1940 and (b) is sponsored, managed, or advised by a Subsidiary of the Company or for which a Subsidiary of the Company acts as the general partner, managing member or equivalent authority.

“Pro Rata Bonus Amount” means for each participant in the 2023 Annual Bonus Plans, an amount equal to the accrued amount as of Closing for each such participant’s annual bonus opportunity in respect of the 2023 fiscal year based on actual performance for the 2023 fiscal year through Closing (determined in the ordinary course of business, consistent with past practice).

“Processed” means access, collection, use, processing, storage, sharing, distribution, transfer, disclosure, destruction, modification, compromise, transmit, theft, loss, security, or disposal of or to, any data or information (including any trade secret) or any Company System.

“Protected Information” means personally identifying or other information and data that is subject to any applicable Law or defined as “personal information” or a similar term under applicable Law (whether of employees, contractors, consultants, customers, consumers, or other Persons and whether in electronic or any other form or medium) or that is accessed, collected, used, processed, stored, shared, distributed, transferred, disclosed, destroyed, modified, compromised, transmitted or disposed of by or on behalf of the Company or any of its Subsidiaries.

“Real Property Leases” means the leases, subleases, licenses or other agreements, including all amendments, extensions, renewals, guaranties or other agreements with respect thereto, under which the Company or any of its Subsidiaries uses or occupies or has the right to use or occupy any real property.

“Registered Fund” means any Advisory Client that is registered as an investment company under the Investment Company Act.

“Registered Intellectual Property” means all Intellectual Property Rights owned or purported to be owned by the Company or any of its Subsidiaries and issued by, registered with, renewed by or the subject of a pending application before any Governmental Authority and, with respect to domain name registrations owned or purported to be owned by the Company, domain name register.

“Regulation S-K” shall mean Regulation S-K promulgated under the Securities Act

“Regulation S-X” shall mean Regulation S-X promulgated under the Securities Act.

“Related Party” means, with respect to a Party, such Party and any of such Party’s respective former, current or future Affiliates and any of the foregoing’s respective former, current or future, direct or indirect, officers, directors, employees, Affiliates, shareholders, equity holders, managers, members, partners, agents, attorneys, advisors, financing sources or other Representatives or any of the foregoing’s respective successors or assigns.

“Representative” means, with respect to any Person, its directors, officers, employees, investment bankers, financial advisors, attorneys, accountants, and other representatives and advisors.

“Required Information” means (A) (1) the audited consolidated balance sheets and the related audited consolidated statements of income or operations, stockholders’ equity and cash flows of the Company for the two most recently completed fiscal years of the Company ended at least seventy-five (75) days prior to the Closing Date, together with all related notes and schedules thereto, and in each case accompanied by the audit reports thereon of Deloitte & Touche LLP, and (2) the unaudited consolidated balance sheets and related consolidated statements of income or operations, stockholders’ equity and cash flows of the Company for any subsequent fiscal quarter ended at least forty (40) days prior to the Closing Date and the portion of the fiscal year through the end of such quarter (other than in each case the fourth quarter of any fiscal year) and, in each case, for the comparable period of the prior fiscal year, together with all related notes and schedules thereto, in the case of each of clauses (1) and (2) above, prepared in accordance with U.S. GAAP and in compliance with Regulation S-X (other than Rules 3-09, 3-10 and 3-16 of Regulation S-X) and which, with respect to clause (2), shall have been reviewed by the independent auditors of the Company as provided in AU 722, but in each case, excluding Excluded Information and, if reasonably requested by Parent and consented by the Company (which consent shall not be unreasonably withheld, conditioned or delayed), “flash” financial information with respect to a completed fiscal period for which financial statements are not yet available; provided that (other than with respect to “flash” financials) the filing of the required financial statements on Form 10-K and Form 10-Q within such time periods by the Company will satisfy the requirements of this clause (1) and (2), (B) other historical financial information (other than Excluded Information) reasonably necessary to allow Parent to prepare pro forma financial statements (including for the most recent four (4) fiscal quarter period ended at least forty (40) days prior to the Closing Date (or, if the end of the most recently completed four (4) fiscal quarter period is the end of a fiscal year, ended at least seventy-five (75) days prior to the Closing Date)) that give effect to the transactions contemplated hereunder as if the transactions had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of such statement of income or operations) and which are prepared in accordance with U.S. GAAP, but which need not be prepared in compliance with Regulation S-X or include adjustments for purchase accounting to the extent not customary in private placements pursuant to Rule 144A promulgated under the Securities Act; (C) such other financial data, audit reports, business and other information (including a customary “Management’s Discussion and Analysis of Financial Condition and Results of Operations” with respect to the Company’s financial statements described in clauses (A) and (B) above and customary due diligence materials with respect to the Company) of the type that would be required by Regulation S-X and Regulation S-K (in each case other than Excluded Information) for a registered public offering of non-convertible debt securities of Parent (including for Parent’s preparation of pro forma financial statements), in each case to the extent the same is of the type and form customarily included in, and subject to other exceptions that are customary for, an offering memorandum for private placements of non-convertible high-yield bonds under Rule 144A promulgated under the Securities Act, or otherwise necessary to receive from the independent auditors of the Company (and any other auditor to the extent financial statements audited or reviewed by such auditor are or would be included in such offering memorandum) customary “comfort” (including “negative assurance” and change period comfort) with respect to the financial information of the Company to be included in such offering memorandum, but in each case excluding Excluded Information; provided that the filing of the required information on Form 10-K and Form 10-Q within such time periods by the Company will satisfy the requirements of this clause (C), (D) the consents of the Company’s auditors for use of their audit reports with respect to the financial statements described in clause (A) above in any materials relating to the Debt Financing; and (E) the draft comfort letters referred to in Section 6.18(a)(x).

“Requisite Company Stockholder Approvals” means (a) the Company Stockholder Approval and (b) the Company Unaffiliated Stockholder Approval.

“Restricted Payments” has the meaning set forth in the Existing Credit Document.

“RIA Subsidiary” means any Person that is registered with the SEC as an investment adviser under the Investment Advisers Act that the Company, directly or indirectly (a) owns, has the right to vote or has the power to sell or direct the sale of twenty-five percent (25%) or more of the voting securities of such Person or (b) if such Person is a partnership or limited liability company, has contributed 25% of such Person’s capital, or has the right to receive 25% of such Person’s capital upon dissolution.

“Rollover” has the meaning set forth in the Support Agreement.

“Rollover Stockholders” means the holders of Class A Rollover Shares. For the avoidance of doubt, all Rollover Stockholders shall be treated economically pari passu with respect to the equity consideration received in exchange for shares of Class A Common Stock and Focus LLC Units contributed by them to Parent (or any direct or indirect parent company thereof).

“Rollover Units” has the meaning set forth in the Support Agreement.

“Sanctioned Country” means any country or region or government thereof that is, or has been in the last five years, the subject or target of a comprehensive embargo under Trade Controls (including Cuba, Iran, North Korea, Syria, Venezuela, and the Crimea, the so-called “Donetsk People’s Republic,” and the so-called “Luhansk People’s Republic” regions of Ukraine).

“Sanctioned Person” means any Person that is the subject or target of Sanctions or restrictions under Trade Controls including: (a) any Person listed on any U.S. or non-U.S. Sanctions- or export-related restricted party list, including the U.S. Department of the Treasury Office of Foreign Assets Control’s (“OFAC”) List of Specially Designated Nationals and Blocked Persons, or any other OFAC, U.S. Department of Commerce Bureau of Industry and Security, or U.S. Department of State Sanctions- or export-related restricted party list; (b) any Person that is, in the aggregate, 50 percent or greater owned, directly or indirectly, or otherwise controlled by a Person or Persons described in clause (a); or (c) any Person located, organized, or resident in or a national of a Sanctioned Country.

“Sanctions” means all U.S. and applicable non-U.S. Laws relating to economic or trade sanctions, including the Laws administered or enforced by the United States (including by OFAC or the U.S. Department of State) and the United Nations Security Council.

“Securityholder Representative” means Ruediger Adolf.

“Solvent” means, with respect to any Person, that (a) the fair saleable value (determined on a going concern basis) of the assets of such Person, together with its Subsidiaries, taken as a whole, is greater than the total amount of such Person’s liabilities (including all liabilities, whether or not reflected on a balance sheet prepared in accordance U.S. GAAP, and whether direct or indirect, fixed or contingent, secured or unsecured, disputed or undisputed); (b) such Person is able to pay its debts and obligations in the ordinary course of business as they become due; and (c) such Person, together with its Subsidiaries, taken as a whole, will not have an unreasonably small amount of capital to carry on its businesses and all businesses in which it is about to engage.

“Subsidiary” means, with respect to any Person, any other Person of which at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions is directly or indirectly owned or controlled by such Person or by one or more of its Subsidiaries (including, with respect to the Company, each BD Subsidiary, RIA Subsidiary, CPO Subsidiary and the CTA Subsidiary).

“Superior Proposal” means a bona fide written Acquisition Proposal (with references to fifteen (15%) being deemed to be replaced with references to fifty percent (50%)) by a Person or Group (other than the Rollover Stockholders, Parent, Merger Subs and their respective Affiliates) that (a) was not the result of a breach of Section 6.2 and (b) the Company Board, acting upon the recommendation of the Special Committee or the Special Committee determines in good faith, after consultation with its financial advisors and outside legal counsel, would, if consummated, result in a transaction that is more favorable from a financial point of view to the stockholders of the Company (in their capacities as such) than the Merger, and after taking into account (x) any revisions to this Agreement, the Guarantees and the financing committed to by Parent in writing prior to the time of such determination; (y) the availability of financing (to the extent applicable), likelihood of consummation in accordance with the terms of such Acquisition Proposal and regulatory considerations; and (z) those factors and matters deemed relevant by the Company Board, acting upon the recommendation of the Special Committee, or the Special Committee, including (A) the identity of the Person making the proposal; and (B) legal, financial (including financing terms and the form, amount and timing of payment of consideration), regulatory, certainty of closing, timing and other aspects of such Acquisition Proposal.

“Tax” or “Taxes” means any and all U.S. federal, state, and local and non-U.S. taxes, duties, imposts, fees, levies, assessments or any other governmental charges in the nature of a tax, including, but not limited to, income, corporate, profits, capital, excise, property, sales, use, employment turnover, value added and franchise taxes, deductions, withholdings and custom duties, together with all interest, penalties, and additions to tax imposed with respect to such amounts by any Governmental Authority and any interest in respect of such penalties and additions.

“Tax Receivable Agreements” mean (a) the Tax Receivable Agreement, dated as of July 30, 2018, by and among the Company and the parties named therein, (b) the Tax Receivable Agreement, dated as of July 30, 2018, by and among the Company and the parties named therein and (c) the Tax Receivable Agreement, dated as of March 25, 2020, by and among the Company and the parties named therein.

“Tax Return” means any return, report, declaration, claim for refund, information return or other similar document filed or required to be filed with any Governmental Authority in connection with the determination, assessment, collection or administration of any Tax, including any schedule, attachment or supplement thereto, and including any amendment thereof.

“Third Person” means any Person or Group, other than (a) the Company or any of its controlled Affiliates or (b) Parent, Merger Subs, the Guarantors or any their respective Affiliates or any Group including Parent, Merger Subs, the Guarantors or any their respective Affiliates.

“TRA Payoff Amount” means the aggregate payment obligations of the Company and its Subsidiaries pursuant to the terms of the Tax Receivable Agreements, including as a result of the transactions contemplated by this Agreement (including, for the avoidance of doubt, any such payments required to be made pursuant to Section 4.2 of each Tax Receivable Agreement).

“Unaffiliated Stockholders” means the holders of Company Stock, excluding those shares of Company Stock held, directly or indirectly, by or on behalf of: (a) Clayton, Dubilier & Rice, LLC (“CD&R”), its investment fund Affiliates and its portfolio companies majority owned by such investment fund Affiliates with respect to which CD&R has the right to vote or direct the voting of such shares held by such portfolio companies (a “CD&R Portfolio Company”) (and excluding any shares of Common Stock that constitute Non-Controlled Stock); (b) Stone Point, its investment fund Affiliates, its portfolio companies majority owned by such investment fund Affiliates with respect to which Stone Point has the right to vote or direct the voting of such shares held by such portfolio companies (a “Stone Point Portfolio Company”) (and excluding any shares of Common Stock that constitute Non-Controlled Stock) and those members of the Company Board who are employees of Stone Point or one of its investment fund Affiliates; and (c) any person that the Company has determined to be an “officer” of the Company within the meaning of Rule 16a-1(f) of the Exchange Act.

“Vested” means, with respect to any Focus LLC Unit, that such Focus LLC Unit is outstanding and vested as of immediately prior to the Vested Units Exchange (or that it will become vested (a) by its terms (and without further action by the Company other than determinations regarding performance-based vesting in accordance with this Agreement) as a result of the transactions contemplated by this Agreement or (b) pursuant to the terms of this Agreement).

“Willful Breach” means a material breach of this Agreement that is a consequence of a willful or deliberate act or failure to act by a Party that knows or would reasonably be expected to have known that the taking of such act or failure to act would, or would reasonably be expected to, cause a breach of this Agreement.

Term	Section
2023 Annual Bonus Plans	6.9(c)
Action	5.1(h)(i)
Affirmative Consent Notice	6.19(a)
Agreement	Preamble
Agreed Early Termination Documents	6.17
Alternative Acquisition Agreement	6.2(e)(iv)
Antitrust Law	6.5(f)
Applicable Date	5.1(e)(i)
Bankruptcy and Equity Exception	5.1(c)(i)
Benefit Plans	5.1(i)(i)
Bylaws	2.4
BD Associated Person	5.1(y)(v)
Cash Sweep Program	5.1(z)(v)
CD&R	Recitals
Certificates of Merger	1.4(a)
CFTC Associated Person	5.1(y)(v)
Change of Recommendation	6.2(e)(iv)
Charter	2.1
Chosen Courts	9.5(a)
Client Consent Notices	6.19(a)
Closing	1.3
Closing Date	1.3
CMA	6.19(f)
Code	4.4(g)
Company	Preamble
Company Board	Recitals
Company Certificate of Merger	1.4(a)

Term	Section
Company Disclosure Schedule	5.1
Company Equity Awards	5.1(b)(ii)
Company Liability Limitation	8.2(d)(ii)
Company Merger	Recitals
Company Merger Effective Time	1.4(a)
Company Merger Sub	Preamble
Company Option	4.5(a)(i)
Company Permits	5.1(j)(ii)
Company Recommendation	5.1(c)(iii)
Company Reports	5.1(e)(i)
Company Restricted Share	4.5(c)
Company RSUs	4.5(b)
Company Stock	Recitals
Company Stockholders Meeting	6.4
Company Termination Fee	8.2(b)
Confidential Information	5.1(q)(i)
Confidentiality Agreement	6.6(b)
Contingent Cash Award	4.5(a)(ii)
Continuing Employee	6.9(a)
Contract	5.1(d)(ii)
Data Security Requirements	5.1(q)(iii)
Debt Financing	6.18(a)
Debt Marketing Materials	6.18(a)(iii)
Disqualification Events	5.1(y)(viii)
D&O Insurance	6.11(c)
DGCL	Recitals
DLLCA	Recitals
Dissenting Shares	4.2(a)
DOJ	6.5(b)
Draft Early Termination Documents	6.17
DTC	4.4(c)(i)
Enforcement Costs	8.2(c)
Equity Commitment Letters	5.2(f)(i)
Equity Financing	5.2(f)(i)
ERISA	5.1(i)(i)
ERISA Client	5.1(x)(ii)
Exchange Act	5.1(d)(i)
Excluded Benefits	6.9(a)
Excluded Shares	4.2(a)
Excluded Units	4.3(a)
Existing Stockholders	Recitals
Financing Conditions	5.2(f)(ii)
FINRA Approvals	6.19(f)
Focus LLC	Preamble
Fund Board	6.19(c)(i)

Term	Section
FTC	6.5(b)
Go-Shop Period	6.2(a)
Governmental Authority	5.1(d)(i)
Guarantees	Recitals
Guarantor	Recitals
HSR Act	5.1(d)(i)
Indemnified Party or Indemnified Parties	6.11(a)
Independent Expert	6.17
Insurance Policies	5.1(r)
Interim Advisory Contract	6.19(c)(i)
International Plan	5.1(i)(vi)
Intervening Event	6.2(f)(ii)
IRS	5.1(i)(i)
Labor Agreement	5.1(p)(i)
Laws	5.1(j)(i)
LLC Certificate of Merger	1.4(a)
LLC Merger	Recitals
LLC Merger Effective Time	1.4(a)
LLC Merger Sub	Preamble
Match Period	6.2(f)(i)
Material Contract	5.1(k)(i)
Maximum Premium	6.11(c)
Mergers	Recitals
Merger Consideration	4.2(a)
Multiemployer Plan	5.1(i)(ii)
Negative Consent Client	6.19(a)
Negative Consent Notice	6.19(a)
New York Courts	9.5(a)
No-Shop Period Start Date	6.2(a)
Objections Statement	6.17
Option Consideration	4.5(a)(i)
Order	7.1(c)
Outside Date	8.1(b)
Parent	Preamble
Parent Disclosure Schedule	5.2
Parent Liability Limitation	8.2(e)
Parties	Preamble
Paying Agent	4.4(a)
Payment Fund	4.4(b)
Plan Assets	5.1(x)(i)
Plan Clients	5.1(x)(ii)
Pre-Closing Period	6.1(a)
Preferred Stock	5.1(b)(i)
Prospective RIA Subsidiary	6.19(d)
Proxy Statement	6.3(a)

Term	Section
QPAM Exemption	5.1(x)(ii)
Regulation FD	6.18(e)
Reimbursement Obligations	6.18(b)
Required Amounts	5.2(f)(v)
RIA Associated Person	5.1(y)(v)
Schedule 13e-3	6.3(b)
Security Incident	5.1(q)(iii)
SEC	5.1
SEC Clearance Date	6.3(c)
Securities Act	5.1(d)(i)
Service Provider	5.1(i)(i)
Similar Law	5.1(x)(i)
Special Committee	Recitals
Specified Acquisition	6.1(d)
State BD Approvals	6.19(f)
Support Agreement	Recitals
Surviving Corporation	1.2(a)
Surviving LLC	1.2(a)
Tail Period	6.11(c)
Topco	6.24
Takeover Law	5.1(m)
Trade Controls	5.1(j)(iii)
Transfer Taxes	9.11
TRA Holder Agreements	Recitals
Unaffiliated Stockholders	Recitals
Vested Units Exchanges	1.1(a)
WARN Act	5.1(p)(ii)
Written Consent Client	6.19(a)

Exhibit A

Form of Support Agreement

Exhibit A

SUPPORT AGREEMENT

This Support Agreement (this “Agreement”), dated as of February [_], 2023, is entered into by and among the undersigned stockholders of the Company (the “Stockholders”), Ferdinand FFP Ultimate Holdings, LP, a Delaware limited partnership (“Topco Aggregator”), Ferdinand FFP Parent, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Topco Aggregator (“Topco” and, together with Topco Aggregator, the “Topco Parties”), Focus Financial Partners Inc., a Delaware corporation (the “Company”), and Ferdinand FFP Acquisition, LLC, a Delaware limited liability company and an indirect, wholly owned subsidiary of Topco (“Parent”). Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement (as defined below).

RECITALS

WHEREAS, concurrently with the execution and delivery of this Agreement, (i) the Company, (ii) Focus Financial Partners, LLC, a Delaware limited liability company (“Focus LLC”), (iii) Parent, (iv) Ferdinand FFP Merger Sub 1, Inc., a Delaware corporation and a direct, wholly owned Subsidiary of Parent (“Company Merger Sub”), and (v) Ferdinand FFP Merger Sub 2, LLC, a Delaware limited liability company and a direct, wholly owned Subsidiary of Parent (“LLC Merger Sub”), will enter into an Agreement and Plan of Merger (as may be amended from time to time, the “Merger Agreement”), which provides for, among other things, the merger of Company Merger Sub with and into the Company (the “Company Merger”) with the Company surviving the Company Merger as a wholly owned subsidiary of Parent;

WHEREAS, as of the date hereof, each of the Stockholders is the record or “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of (i) the number of shares of Class A Common Stock, par value $0.01 per share, of the Company (the “Class A Common Stock”) set forth opposite such Stockholder’s name on Exhibit A hereto under the heading “Class A Owned Shares”, collectively being all of the shares of Class A Common Stock owned of record or beneficially by the Stockholders as of the date hereof (the “Class A Owned Shares”), (ii) the number of shares of Class B Common Stock, par value $0.01 per share, of the Company (the “Class B Common Stock” and the Class A Common Stock and Class B Common Stock, collectively, the “Common Stock”) set forth opposite such Stockholder’s name on Exhibit A hereto under the heading “Class B Owned Shares”, collectively being all of the shares of Class B Common Stock owned of record or beneficially by the Stockholders as of the date hereof (the “Class B Owned Shares” and together with the Class A Owned Shares, the “Owned Shares”) and (iii) the number of Focus LLC Units set forth opposite such Stockholder’s name on Exhibit A hereto under the heading “Owned Units”, collectively being all of the equity of Focus LLC owned of record or beneficially by the Stockholders as of the date hereof (the “Owned Units”);

WHEREAS, in connection with the Closing, each of the Stockholders will contribute and transfer the number of Class A Owned Shares set forth opposite such Stockholder’s name on Exhibit B hereto under the heading “Class A Rollover Shares”, as adjusted in accordance with Section 2.1 (such shares, the “Class A Rollover Shares”), which Class A Rollover Shares otherwise would be converted into the right to receive the Merger Consideration in cash (the aggregate amount of the Merger Consideration that would have been payable in respect of the Class A Rollover Shares but for the transactions contemplated by this Agreement and their classification as Excluded Shares as a result of the transactions contemplated hereby, the “Class A Rollover Amount”) to Topco, which indirectly owns 100% of the equity interests of Parent, on the Closing Date and immediately prior to the Vested Units Exchanges and the LLC Merger Effective Time (the “Rollover Time”), in exchange for a number of newly issued shares of Topco with an aggregate value equal to the Class A Rollover Amount (the “Exchanged Class A Shares”);

WHEREAS, in connection with the Closing, each of the Stockholders will contribute and transfer the number of Owned Units and corresponding Class B Owned Shares set forth opposite such Stockholder’s name on Exhibit B hereto under the heading “Rollover Units”, as adjusted in accordance with Section 2.1 (such paired units and shares, the “Rollover Units” and together with the Class A Rollover Shares, the “Rollover Equity”), which Rollover Units otherwise would be exchanged into shares of Class A Common Stock and converted into the right to receive the Merger Consideration in cash but for the transactions contemplated by this Agreement and their exclusion from the Vested Units Exchanges pursuant to Section 1.1 of the Merger Agreement (the aggregate amount of the Merger Consideration that would have been payable in respect of the Rollover Units if such Rollover Units were exchanged for shares of Class A Common Stock pursuant to Section 1.1 of the Merger Agreement, the “Unit Rollover Amount”, and collectively with the Class A Rollover Amount, the “Rollover Amount”) to Topco at the Rollover Time, in exchange for a number of newly issued shares of Topco with an aggregate value equal to the Unit Rollover Amount (the “Exchanged Unit Shares”, together with the Exchanged Class A Shares, the “Exchanged Shares”) (the contribution of the Rollover Equity by the Stockholders to Topco, the “Topco Rollover”);

WHEREAS, immediately following the Topco Rollover, each of the Stockholders will contribute and transfer the Exchanged Shares to Topco Aggregator, in exchange for a number of newly issued units of Topco Aggregator (the “Topco Aggregator Units”) with an aggregate value (based on the same per unit price paid by Clayton, Dubilier & Rice Fund XII, L.P. (or its affiliates) (collectively, the “Sponsor”) for the units issued to the Sponsor by Topco Aggregator at the Closing (the “Sponsor Units”)) equal to the Rollover Amount (the contribution of the Exchanged Shares by the Stockholders to Topco Aggregator, the “Topco Aggregator Rollover”); and

WHEREAS, as a condition and inducement to Parent’s willingness to enter into the Merger Agreement and concurrently with the execution and delivery of the Merger Agreement, Parent has required that each of the Stockholders, and the Stockholders have agreed, to enter into this Agreement.

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NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Stockholders, the Company, Parent, Topco and Topco Aggregator hereby agree as follows:

1.             Agreement to Vote the Covered Shares.

1.1            Beginning on the date hereof until the Termination Date (as defined below), at every meeting of the Company’s stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, in each case, upon which a vote, consent or other approval (including a written consent) with respect to the Merger Agreement, the Mergers or any other transaction contemplated by the Merger Agreement is sought each Stockholder agrees to, and if applicable, to cause its controlled Affiliates to, affirmatively vote (including via proxy) or execute consents with respect to (or cause to be voted (including via proxy) or consents to be executed with respect to) all of the Owned Shares and any additional shares of Common Stock or other voting securities of the Company acquired by such Stockholder or its controlled Affiliates after the date hereof and prior to the Termination Date (collectively, and together with the Owned Shares, the “Covered Shares”) as follows: (a) in favor of (i) the adoption of the Merger Agreement and the approval of the Mergers, (ii) the approval of any proposal to adjourn or postpone any Company Stockholders Meeting if the Company or Parent proposes or requests such postponement or adjournment in accordance with Section 6.4 of the Merger Agreement, and (iii) the approval of any other proposal considered and voted upon by the stockholders of the Company at any Company Stockholders Meeting necessary or desirable for the consummation of the Mergers and the transactions contemplated by the Merger Agreement, and (b) against (i) any proposal, action or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company contained in the Merger Agreement or that would reasonably be expected to result in any condition set forth in Sections 7.1 or 7.2 of the Merger Agreement not being satisfied or not being fulfilled prior to the Termination Date, (ii) any Acquisition Proposal, (iii) any reorganization, dissolution, liquidation, winding up or similar extraordinary transaction involving the Company (except as contemplated by the Merger Agreement) and (iv) any other action, agreement or proposal which would reasonably be expected to prevent, materially impede or materially delay the consummation of the Mergers or any of the transactions contemplated by the Merger Agreement (clauses (a) and (b) collectively, the “Supported Matters”). Each Stockholder agrees to, and agrees to cause its applicable controlled Affiliates to, be present, in person or by proxy, at every meeting of the Company’s stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, however called, to vote on the Supported Matters (in the manner described in this Section 1.1) so that all of the Covered Shares will be counted for purposes of determining the presence of a quorum at such meeting, or otherwise cause the Covered Shares to be counted as present thereat for purposes of establishing a quorum. For the avoidance of doubt, other than with respect to the Supported Matters, each Stockholder does not have any obligation to vote the Covered Shares in any particular manner and, with respect to such other matters (other than the Supported Matters), such Stockholder shall be entitled to vote the Covered Shares in its sole discretion.

2.             Rollover.

2.1            Contribution and Rollover. On the terms set forth herein and subject to Section 2.2 and Section 2.3:

(a)            Each Stockholder agrees and covenants to Parent, Topco and Topco Aggregator that it will, (i) at the Rollover Time, contribute, assign, transfer, convey and deliver (or cause to be contributed, assigned, transferred, conveyed and delivered) to Topco such Stockholder’s Rollover Equity in exchange for the issuance by Topco of such Stockholder’s Exchanged Shares to such Stockholder and (ii) immediately following the Topco Rollover, contribute, assign, transfer, convey and deliver (or cause to be contributed, assigned, transferred, conveyed and delivered) to Topco Aggregator such Stockholder’s Exchanged Shares in exchange for the issuance by Topco Aggregator of the Topco Aggregator Units to such Stockholder, in each case, free and clear of any and all Liens (including any restriction on the right to vote, sell or otherwise dispose of such Rollover Equity or such Exchanged Shares, as applicable), except as may exist by reason of this Agreement, the Merger Agreement and applicable securities laws (the “Rollover”).

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(b)            Notwithstanding anything to the contrary set forth in this Agreement, to the extent approved in writing by Clayton, Dubilier & Rice, LLC (“CD&R”) (such approval not to be unreasonably withheld, conditioned or delayed), if any Affiliate of a Stockholder irrevocably commits after the date hereof, on terms reasonably acceptable to CD&R, to invest an amount of cash in Parent (a “Stockholder Affiliate Commitment”), (i) the Rollover Amount shall be automatically reduced, without any further action of the parties hereto, on a dollar-for-dollar basis by the aggregate amount of such Stockholder Affiliate Commitment actually funded, and the Class A Rollover Amount and the Unit Rollover Amount shall be proportionately reduced by such Stockholder Affiliate Commitment actually funded based on the Class A Rollover Share Percentage and the Rollover Unit Percentage, respectively, (ii) the number of Class A Rollover Shares shall be reduced by the quotient of (A) the product of the Class A Rollover Share Percentage and the amount of such Stockholder Affiliate Commitment actually funded and (B) the Merger Consideration and (iii) the number of Rollover Units shall be reduced by such number of Focus LLC Units that are exchangeable into such number of shares of Class A Common Stock equal to the quotient of (A) the product of the Rollover Unit Percentage and the amount of such Stockholder Affiliate Commitment actually funded and (B) the Merger Consideration.  The “Class A Rollover Share Percentage” means a fraction, expressed as a percentage, the numerator of which is the number of Class A Rollover Shares (determined without giving effect to this Section 2.1(b)) and the denominator of which is the total number of equity interests representing the Rollover Equity (determined without giving effect to this Section 2.1(b)), with Owned Units and corresponding Class B Owned Shares counting as a single equity interest for purposes of calculating Rollover Equity.  The “Rollover Unit Percentage” means a fraction, expressed as a percentage, the numerator of which is the number of Rollover Units (determined without giving effect to this Section 2.1(b)) and the denominator of which is the total number of equity interests representing the Rollover Equity (determined without giving effect to this Section 2.1(b)), with Owned Units and corresponding Class B Owned Shares counting as a single equity interest for purposes of calculating Rollover Equity.

(c)            Each Stockholder acknowledges and agrees that, from and after the Rollover, except as set forth in Section 2.3, such Stockholder shall have no right, title or interest in or to the Rollover Equity.

2.2            Conditions to Rollover. The obligations of each Stockholder to consummate the Rollover is subject to the satisfaction (or waiver by such Stockholder in writing) of the following conditions:

(a)            (i) The satisfaction, or written waiver by Parent (to the extent permitted by the Merger Agreement), of all conditions to the obligations of Parent and Merger Subs to consummate the Mergers and the transactions contemplated by the Merger Agreement that are to occur on the Closing Date as set forth in Sections 7.1 and 7.2 of the Merger Agreement (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or written waiver by Parent (to the extent permitted by the Merger Agreement) of such conditions), (ii) the satisfaction, or written waiver by the Company (to the extent permitted by the Merger Agreement), of all conditions to the obligations of the Company to consummate the Mergers and the transactions contemplated by the Merger Agreement that are to occur on the Closing Date as set forth in Sections 7.1 and 7.3 of the Merger Agreement (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or written waiver by the Company (to the extent permitted by the Merger Agreement) of such conditions), (iii) the substantially concurrent funding of the Equity Financing on the terms and subject to the conditions set forth in the Equity Commitment Letters and (iv) the consummation of the Mergers immediately following the Rollover; and

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(b)            No Law enacted, entered, promulgated, enforced or issued by any Governmental Authority shall be in effect preventing the consummation of, or otherwise making illegal, the Rollover.

2.3            Failure to Consummate the Mergers. In the event that after the Rollover, the Mergers fails to be consummated for any reason whatsoever and the Merger Agreement is terminated, the parties hereto agree that concurrently with the termination of the Merger Agreement, automatically and without any action of the parties hereto, Topco Aggregator shall assign, transfer, convey and deliver (or shall cause to be assigned, transferred, conveyed and delivered) to the Stockholders the Rollover Equity and the Stockholders shall assign, transfer, convey and deliver to Topco Aggregator the Topco Aggregator Units issued to the Stockholders. In such event, each party hereto shall, as promptly as practicable, provide all such cooperation as the other parties hereto may reasonably request in order to ensure that the foregoing has occurred and been made effective.

2.4            Tax Treatment. The parties hereto agree that, for U.S. federal (and applicable state and local) income tax purposes, (a) the Topco Rollover, together with the contributions by Topco Aggregator to Topco in connection with the transactions contemplated by the Merger Agreement, are intended to constitute a single integrated transaction and be treated as a transaction described in Section 351(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder and (b) the Topco Aggregator Rollover is intended to be treated as a transaction described in Section 721(a) of the Code (the “Intended Tax Treatment”). Each party hereto shall prepare and file (and shall cooperate in the preparation and filing of, as reasonably requested) all Tax Returns in a manner consistent with the Intended Tax Treatment and shall not take any position inconsistent with the Intended Tax Treatment in connection with any tax matters, in each case, unless otherwise required pursuant to a final “determination” within the meaning of Section 1313(a)(1) of the Code. The Topco Parties and the Stockholders shall use their reasonable best efforts to cause the transactions contemplated by this Agreement to qualify for the Intended Tax Treatment and shall not take any action (or fail to take any action) that knowingly would, or that knowingly would reasonably be likely to cause the transactions not to so qualify.

2.5            Termination. Parent shall not be permitted to terminate its obligations under this Section 2 without the written consent of the Stockholders (it being understood that this Section 2 shall also be terminated automatically, without any further action required by the parties thereto, upon any termination of this Agreement pursuant to Section 3).

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2.6            Tax Information. Within ninety (90) days following the Closing Date, each Stockholder shall provide to Topco Aggregator or its accountants the Stockholder’s estimated tax basis and holding period as of the Closing Date in its Rollover Equity and shall promptly provide updated information in respect thereof if the Stockholder determines that its actual tax basis or holding period is different than previously reported. At the Rollover Time, each Stockholder shall deliver to the Topco Parties a properly completed and timely executed IRS Form W-8 or W-9.

2.7            Withholding. Each of Parent, Topco, and Topco Aggregator (and any Affiliates and designees of the foregoing), shall be entitled to deduct or withhold from any amounts owing from such Persons to any Stockholder (including withholding equity interests in the case of issuances of equity by such Persons) for any federal, state, local or non-U.S. withholding taxes, excise taxes, or employment taxes imposed with respect to compensation or other payments to such Stockholder or such Stockholder's ownership interest in Topco Aggregator, Topco, or their Affiliates, including, without limitation, equity issuances, wages, bonuses, distributions, the receipt or exercise of equity options and/or the receipt or vesting of restricted equity; provided, that the Person intending to make any such deduction or withholding (other than compensatory withholding or withholding resulting from the failure of a Stockholder to provide the forms required under Section 2.6) shall reasonably cooperate with the applicable Stockholder in determining whether any reductions or exemptions from withholding are available, including providing such Stockholder with a reasonable opportunity to provide such forms, certificates or other evidence to eliminate or reduce any such required deduction or withholding. To the extent any amounts are so deducted or withheld, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the applicable Stockholder. In the event any such deductions or withholdings are not made with respect to a Stockholder, such Stockholder shall indemnify Parent, Topco, and Topco Aggregator (and any Affiliates and designees of the foregoing) for any amounts paid with respect to the applicable taxes, together with any interest, penalties and related expenses thereto. Each Stockholder shall provide Topco Aggregator with such additional tax-related information, certifications and documentation as Topco Aggregator may request.

2.8            Additional Tax Matters. The Topco Parties agree that the Limited Partnership Agreement of Topco Aggregator at the Rollover Time shall include the following provisions substantially the same and not materially different than the following:

(a)            (A) In the event of an in-kind distribution by Topco Aggregator to some or all of its partners (whether or not in full or partial redemption of the any partner’s interest in Topco Aggregator), the partner shall receive (or be deemed to receive), to the extent possible, (and Topco Aggregator shall record on its books and records the distribution as being a distribution of): (x) first, if the in-kind distribution includes any assets such partner contributed to Topco Aggregator (“Contributed Assets”), such Contributed Assets shall be distributed to such partner to the extent of any amounts due to such partner in respect of such distribution, and (y) second, to the extent that no further distribution can be made in accordance with clause (x), or if the in-kind distribution does not include any Contributed Assets with respect to such partner, then, property shall be distributed to such partner other than Contributed Assets with respect to any other partner, (B) any future partial disposition by Topco Aggregator of common stock of Topco shall be structured, to the extent possible such that the items of income, gain, loss or deduction resulting from such disposition are allocated (taking into account any allocations required pursuant to Section 704(c) of the Code) to the partners to whom the proceeds are intended to be distributed, as determined by the General Partner in good faith and (C) in the event that after the Closing Date there shall be additional capital contributions of property or cash into Topco Aggregator and to the extent such property or cash is further contributed to Topco (or any successor thereof), such contribution to Topco shall only be made in exchange for newly issued shares of common stock of Topco, on a value for value basis, governed by Section 351 of the Code (i.e., not as a paid-in capital). For purposes of the provisions set forth in this Section 2.7(a), (i) a Stockholder shall include a successor in interest that is considered to have contributed assets (other than cash or cash equivalents) to Topco Aggregator under Sections 1.704-3(a)(7) and 1.737-1(c)(2)(iii) of the Treasury Regulations, and (ii) any Contributed Assets shall include assets that are treated as substituted basis property under Sections 1.704-3(a)(8)(i) and 1.737-2(d)(3)(i) of the Treasury Regulations as a result of having been received by Topco Aggregator in respect of Contributed Assets in an exchange or series of exchanges in which no gain or loss was recognized as provided in Sections 1.704-3(a)(8)(i) and 1.737-2(d)(3)(i) of the Treasury Regulation, including for these purposes, but not limited to, shares of Topco issued on account of Topco Rollover pursuant to this Agreement (“Substituted Basis Property”). With respect to any Contributed Assets (or Substituted Basis Property), Topco Aggregator shall use reasonable efforts to separately identify such property in order to give effect to this Section 2.7(a), to the extent reasonably practicable. This Section 2.7(a) is intended to minimize the potential application of Sections 704(c)(1)(B) and 737 of the Code with respect to each partner and shall be interpreted consistently with that intention.

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(b)            Topco Aggregator shall use reasonable best efforts to provide reasonably prompt written notice to the Stockholders if Topco Aggregator obtains actual knowledge that Topco becomes or is likely to become a U.S. real property holding corporation.

3.             Termination. This Agreement shall terminate automatically and without further action upon the earliest to occur of: (i) the valid termination of the Merger Agreement in accordance with its terms, (ii) the Company Merger Effective Time (following the consummation of the Rollover), (iii) any amendment of the Merger Agreement, without the prior written consent of the Stockholders, that reduces the amount of the Merger Consideration or changes the form of the Merger Consideration (such amendment, an “Adverse Amendment”) or (iv) the written consent of the Stockholders, Parent and the Company (such date, the “Termination Date”); provided that the provisions set forth in Sections 2.3, and 12 through 26 shall survive the termination of this Agreement; provided, further, that Sections 2.4, 2.6 and 2.7 shall survive the termination of this Agreement pursuant to the foregoing clause (ii); provided, further, that Section 4.5 and the provisions and obligations incorporated by reference in Section 4.5 shall survive to the extent that, and only for so long as, the corresponding provisions referenced therein survive under the terms of the Interim Investors Agreement; and provided further that the termination of this Agreement shall not prevent any party hereto from seeking any remedies (at law or in equity) against (x) any other party hereto for that party’s Willful Breach of this Agreement that may have occurred on or before such termination or (y) against any of the Stockholders for such Stockholder’s material breach of Sections 2.1(a), 4.3(b) and 4.5 (including, for the avoidance of doubt, any material breach of any of the provisions of the Interim Investors Agreement incorporated by reference in Section 4.5) (any material breach contemplated by this clause (y), a “Material Rollover Breach”). For the purpose hereof, “Willful Breach” means a material breach of this Agreement (other than a Material Rollover Breach) that is a consequence of a willful or deliberate act or failure to act by a Party that knows or would reasonably be expected to have known that the taking of such act or failure to act would, or would reasonably be expected to, cause a breach of this Agreement.

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4.             Certain Covenants.

4.1            Acquisition Proposals.

(a)            From and after the date hereof until the earlier of the termination of the Merger Agreement pursuant to Article VIII thereof and the Company Merger Effective Time, subject to Section 8, each of the Stockholders hereby agrees that it shall not, and it shall instruct and use its reasonable best efforts to cause its Representatives not to, directly or indirectly:

(1)            initiate, solicit, propose or knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal;

(2)            engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any nonpublic information or data to any Person or Group relating to, any Acquisition Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal (other than to state that the terms of this Section 4.1 prohibit such discussions);

(3)            furnish to any Person (other than Parent or any of its Affiliates) any non-public information relating to the Company or any of its Subsidiaries or afford to any such Person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company and its Subsidiaries, in any such case with the intent to induce, or that could reasonably be expected to result in, the making, submission or announcement of, an Acquisition Proposal;

(4)            approve, endorse or recommend any proposal that constitutes or would reasonably be expected to lead to, an Acquisition Proposal; or

(5)            resolve or agree to do any of the foregoing.

(b)            Notwithstanding anything to the contrary in Section 4.1(a):

(1)            From the date hereof until the No-Shop Period Start Date (or with respect to an Excluded Party, the Cut-Off Time), the Stockholders may, at the Company’s request and with substantially concurrent written notice to Parent (which notice shall include the identity of the Third Person referenced in this Section 4.1(b)(1)), engage in discussions with a Third Person who has submitted an Acquisition Proposal solely for the purpose of confirming that the Stockholders are willing to enter into an agreement to vote in favor of such Acquisition Proposal if the Company Board (acting on the recommendation of the Special Committee) or the Special Committee, as applicable, were to subsequently determine that such Acquisition Proposal constitutes a Superior Proposal in accordance with Section 6.2 of the Merger Agreement.

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(2)            The Stockholders and their Representatives may engage in or otherwise participate in discussions or negotiations regarding a bona fide written Acquisition Proposal that the Company Board, acting upon the recommendation of the Special Committee, or the Special Committee has determined in good faith based on the information then available and after consultation with its financial advisor and outside counsel either constitutes a Superior Proposal or is reasonably likely to result in a Superior Proposal in accordance with the Merger Agreement and the failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties under applicable Law.

(c)            From the date hereof until the earlier of the termination of the Merger Agreement pursuant to Article VIII thereof and the Effective Time, subject to Section 8, each Stockholder (solely in its capacity as a stockholder of the Company) agrees that it will promptly (and, in any event, within twenty-four hours) notify Parent in writing following any discussions or negotiations with any Person or Group pursuant to Section 4.1(b) and shall provide, in connection with such notice, the material terms and conditions of any proposal, indication of interest (including, for the avoidance of doubt, the form and amount of consideration and proposed financing arrangements), or offer (including the identity of the Person or Group making such proposal, indication of interest or offer and, if applicable, copies of any written proposal, indication of interest or offer, including proposed agreements or commitment letters) that is the subject of such discussions or negotiations, and thereafter shall keep Parent informed, on a reasonably prompt basis (and, in any event, within twenty-four hours), of any material changes to the status and terms of any such proposal, indication of interest or offer (including any amendments thereto) and any material changes to the status and terms of any such proposal, indication of interest or offer. Notwithstanding the foregoing, the Stockholders shall not be required to notify Parent of any discussions or negotiations to the extent the Company has notified Parent thereof.

4.2            Transfers. Beginning on the date hereof until the Termination Date, each Stockholder hereby covenants and agrees that, except as expressly contemplated pursuant to this Agreement, such Stockholder shall not, and shall direct its controlled Affiliates not to, directly or indirectly (i) tender any Covered Shares into any tender or exchange offer, (ii) offer, sell, transfer, assign, exchange, pledge, hypothecate, encumber, or otherwise dispose of (collectively, “Transfer”) or enter into any contract, option, agreement, understanding or other arrangement with respect to the Transfer of, any Covered Shares or beneficial ownership, voting power or any other interest thereof or therein (including by operation of law), (iii) grant any proxies or powers of attorney, deposit any Covered Shares into a voting trust or enter into a voting agreement with respect to any Covered Shares that is inconsistent with this Agreement, (iv) enter into any hedge, swap or other transaction or Contract which is designed to (or is reasonably expected to lead to or result in) a transfer of the economic consequences of ownership of any Covered Shares, whether any such transaction is to be settled by delivery of Covered Shares, in cash or otherwise, (v) take an action that would reasonably be expected to prevent or materially impair or materially delay the consummation of the transactions contemplated by this Agreement or the Merger Agreement or (vi) commit or agree to take any of the foregoing actions. Any Transfer in violation of this Section 4.2 shall be void ab initio. Notwithstanding anything to the contrary in this Agreement, but subject to Section 2.1(b), each Stockholder may Transfer any or all of the Covered Shares from and after the Requisite Company Stockholder Approvals have been obtained; provided that the Stockholders retain, collectively, such number of Owned Shares and Owned Units that collectively have an aggregate value equal to the Rollover Amount, as determined in accordance with Section 2.

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4.3            Focus LLC Contribution.

(a)            Pursuant to Section 6.23 of the Merger Agreement, the Company, in its capacity as Managing Member (as such term is defined in the Focus LLC Agreement) of Focus LLC, has agreed to consent to any Transfer (as such term is defined in the Focus LLC Agreement) of the Rollover Units as contemplated by this Agreement.

(b)            Each Stockholder hereby covenants and agrees to take or cause to be taken all other or further actions required (including under the Focus LLC Agreement) to validly contribute, assign, transfer, convey and deliver (or cause to be contributed, assigned, transferred, conveyed and delivered) to Topco the Rollover Units at the Rollover Time, free and clear of any and all Liens (including any restriction on the right to vote, sell or otherwise dispose of the Rollover Units), except as may exist by reason of this Agreement, the Merger Agreement and applicable securities laws. Each Stockholder hereby acknowledges and agrees that to the extent any Rollover Units are exchanged for shares of Class A Common Stock following the date hereof pursuant to the Focus LLC Agreement, such shares of Class A Common Stock received pursuant to such exchange shall be treated as Covered Shares and Class A Rollover Shares.

4.4            Termination of Nomination Agreement. At or prior to the Closing, subject to and conditioned upon the Closing, the Stockholders shall deliver a termination notice to the Company pursuant to Section 4.2 of that certain Nomination Agreement (as may be amended, supplemented or otherwise modified in accordance with its terms), dated as of July 30, 2018, by and between the Stockholders and the Company.

4.5            Certain Agreements. The Stockholders agree to be bound by, subject to the exceptions and limitations set forth therein, the following provisions of the Interim Investors Agreement, dated as of the date hereof (the “Interim Investors Agreement”), by and among Topco Aggregator, Topco, Parent and the other parties appearing on the signature pages thereto, as set forth in this Section 4.5: (a) Section 2.4, mutatis mutandis, as if the Stockholders were Investors (as defined in the Interim Investors Agreement) and Requisite Investors (as defined in the Interim Investors Agreement) thereunder; (b) Section 2.11, mutatis mutandis, as if the Stockholders were Sponsor Investors (as defined in the Interim Investors Agreement); (c) Section 2.11(a)(ii) and Section 2.11(c), mutatis mutandis, as if the Stockholders were Investors thereunder; (d) the last sentence of Section 4.9, mutatis mutandis, as if the Stockholders were Investors thereunder; (e) Section 4.10, mutatis mutandis, as if the Stockholders were parties thereunder; provided that such provisions shall not apply to any information received, supplied or otherwise available to such Stockholders unrelated to the Merger and the transactions contemplated by the Merger Agreement; (f) Section 4.11, mutatis mutandis, as if the Stockholders were parties thereunder; provided that such provisions shall not apply (other than the proviso to the first sentence in Section 4.11, which shall continue to apply, mutatis mutandis) to the information required to be included in the Stockholder's disclosure statements on Schedule 13D or amendments or supplements thereto; and (g) Section 4.12, mutatis mutandis, as if the Stockholders were parties thereunder. To the extent any Stockholder commits any Material Rollover Breach which continues uncured for twenty-four (24) hours following notice thereof by Parent to such Stockholder, such Stockholder agrees to be bound by, subject to the exceptions and limitations set forth therein, Section 2.12(b) and Section 4.4 of the Interim Investors Agreement, mutatis mutandis, as if such Stockholder were a “Failing Investor” thereunder. Notwithstanding anything to the contrary set forth in this Agreement or the Interim Investors Agreement, in the event of any Material Rollover Breach or any Breach (as defined in the Interim Investors Agreement), in no event shall the aggregate liability of the Stockholders hereunder and SPC (as defined in the Interim Investors Agreement), in the aggregate, exceed an amount equal to the Maximum Liability Cap (as defined in the Interim Investors Agreement).

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5.             Proxy Statement; Schedule 13e-3 and Schedule 13D.

(a)            The Company, Parent and the Stockholders shall cooperate to, concurrently with the preparation and filing of the Proxy Statement, jointly prepare and file with the SEC the Schedule 13e-3. Each Stockholder will provide information reasonably requested by the Company or Parent in connection with the preparation of the Schedule 13e-3. To the knowledge of each Stockholder, the information supplied by such Stockholder for inclusion or incorporation by reference in the Proxy Statement, the Schedule 13e-3 or any other filing Parent or the Company is required to make in connection with the Mergers will not, at the time that such information is provided, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Promptly after the execution of this Agreement, Parent and the Stockholders shall cooperate to prepare and file with the SEC one or more disclosure statements on Schedule 13D or amendments or supplements thereto, as applicable (such disclosure statements, including any amendments or supplements thereto, the “Schedule 13Ds”) relating to the Merger Agreement and this Agreement and the transactions contemplated hereby and thereby. Parent shall (i) provide the Stockholders and Stockholders’ counsel a reasonable opportunity to review drafts of the Schedule 13e-3 prior to filing the Schedule 13e-3 with the SEC and (ii) consider in good faith all comments thereto reasonably proposed by the Stockholders, their outside counsel and other Representatives. To the extent legally permissible, Parent and the Stockholders shall (A) provide each other and their respective counsel a reasonable opportunity to review drafts of the Schedule 13Ds prior to filing the Schedule 13Ds with the SEC and (B) consider in good faith all comments thereto reasonably proposed by the other parties their outside counsel and their other Representatives, it being understood that failure to provide such prior review or to incorporate any comments shall not in any way limit or preclude Parent or the Stockholders, as applicable, from amending any such Schedule 13D.

(b)            Parent, Sponsor and the Stockholders will each use its reasonable best efforts to furnish all information concerning such Party and its controlled Affiliates to the other parties that is reasonably necessary for the preparation and filing of the Proxy Statement and the Schedule 13e-3, and provide such other assistance, as may be reasonably requested by such other Party to be included therein and will otherwise reasonably assist and cooperate with the other in the preparation, filing and distribution of the Proxy Statement and the Schedule 13e-3 and the resolution of any comments to either received from the SEC.

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6.             Representations and Warranties of the Stockholder. Each Stockholder hereby represents and warrants to Parent and the Company as follows:

6.1            Due Authority. Such Stockholder is a legal entity duly organized, validly existing and in good standing under the Laws of its jurisdiction of formation. Such Stockholder has all requisite corporate or other similar power and authority and has taken all corporate or other similar action necessary (including approval by the board of directors or applicable corporate bodies) to execute, deliver, comply with and perform its obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby, and no other action on the part of or vote of holders of any equity securities of such Stockholder is necessary to authorize the execution and delivery of, compliance with and performance by such Stockholder of this Agreement. This Agreement has been duly executed and delivered by such Stockholder and, assuming the due execution and delivery of this Agreement by the Company, Parent, Topco and Topco Aggregator, constitutes a legal, valid and binding agreement of such Stockholder enforceable against such Stockholder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally.

6.2            No Conflict. The execution and delivery of, compliance with and performance of this Agreement by such Stockholder including, for the avoidance of doubt, the contribution to Topco of the Rollover Units, do not and will not (i) conflict with or result in any violation or breach of any provision of the certificate of formation or operating agreement or similar organizational documents of such Stockholder, (ii) conflict with or result in any violation or breach of any provision of the Focus LLC Agreement, (iii) conflict with or result in a violation or breach of any applicable Law, (iv) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which such Stockholder is entitled, under any Contract binding upon such Stockholder, or to which any of its properties, rights or other assets are subject or (v) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of such Stockholder, except in the case of clauses (i), (ii), (iii), (iv) and (v) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, prohibit or impair in any material respect the consummation of the Mergers or the performance by such Stockholder of its obligations under this Agreement.

6.3            Consents. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or any other Person, is required by or with respect to the Stockholder in connection with the execution and delivery of this Agreement or the consummation by the Stockholder of the transactions contemplated hereby, except (a) as required by the rules and regulations promulgated under the Exchange Act, the Securities Act, or state securities, takeover and “blue sky” laws, (b) compliance with any applicable requirements of the HSR Act and any applicable foreign Antitrust Laws, (c) the applicable rules and regulations of the SEC or any applicable stock exchange or (d) as would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, prohibit, impair in any material respect or materially delay the consummation of the Mergers or the performance by such Stockholder of its obligations under this Agreement.

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6.4            Ownership of the Owned Shares and Owned Units. Such Stockholder is, as of the date hereof, the record and beneficial owner of the Owned Shares and the Owned Units, all of which are free and clear of any Liens, other than those created by this Agreement, the Merger Agreement, the Focus LLC Agreement or arising under applicable securities laws. Such Stockholder has the full legal right, power and authority to deliver the Rollover Equity to Parent pursuant to Section 2. Such Stockholder does not own, of record or beneficially, any shares of capital stock of the Company, or other rights to acquire shares of capital stock of the Company, in each case other than the Owned Shares and Owned Units. Such Stockholder has the sole right to dispose of the Owned Shares and Owned Units, and none of the Owned Shares or Owned Units is subject to any pledge, disposition, transfer or other agreement, arrangement or restriction, except as contemplated by this Agreement. As of the date hereof, such Stockholder has not entered into any agreement to Transfer any Owned Shares or Owned Units and no person has a right to acquire any of the Owned Shares or Owned Units held by such Stockholder.

6.5            Absence of Litigation. As of the date hereof, there is no legal action pending against, or, to the knowledge of the Stockholder, threatened against the Stockholder that would reasonably be expected to prevent, materially or materially impair the ability of the Stockholder to perform its obligations under this Agreement.

6.6            Investment. The Exchanged Shares and the TopCo Aggregator Units to be acquired by the Stockholder pursuant to this Agreement will be acquired for the Stockholder’s own account and not with a view to, or intention of, distribution thereof in violation of any applicable state securities laws. Each Stockholder is an “accredited investor” within the meaning of Rule 501 of Regulation D of the SEC. Each Stockholder is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Exchanged Shares and the TopCo Aggregator Units. Each Stockholder is able to bear the economic risk of its investment in the Exchanged Shares and the TopCo Aggregator Units for an indefinite period of time because the Exchanged Shares and the TopCo Aggregator Units have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. Each Stockholder has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Exchanged Shares and the TopCo Aggregator Units and has had access to such other information concerning Parent as such Stockholder has requested.

6.7            Finders Fees. No broker, investment bank, financial advisor or other person is entitled to any broker’s, finder’s, financial adviser’s or similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder.

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7.             Representations and Warranties of Parent. Parent hereby represents and warrants to the Stockholders as follows:

7.1            Due Authority. Parent is a legal entity duly incorporated, validly existing and in good standing under the Laws of its jurisdiction of formation. Parent has all requisite corporate power and authority and has taken all corporate action necessary (including approval by the board of directors or applicable corporate bodies) to execute, deliver and perform its obligations under this Agreement in accordance with the terms hereof and no other corporate action by Parent or vote of holders of any class of the capital stock of Parent is necessary to approve and adopt this Agreement. This Agreement has been duly executed and delivered by Parent and, assuming the due execution and delivery of this Agreement by all of the other parties hereto, constitutes a valid and binding agreement of Parent enforceable against Parent in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally.

7.2            No Conflict. The execution, delivery and performance by Parent of this Agreement do not and will not, other than as provided in the Merger Agreement with respect to the Mergers and the other transactions contemplated thereby, (i) conflict with or result in any violation or breach of any provision of the certificate of incorporation or bylaws of Parent or the similar organizational documents of any of its Subsidiaries, (ii) conflict with or result in a violation or breach of any applicable Law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which Parent and any of its Subsidiaries are entitled, under any Contract binding upon Parent or any of its Subsidiaries, or to which any of their respective properties, rights or other assets are subject or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of Parent or any of its Subsidiaries, except in the case of clauses (ii), (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not reasonably be expected to restrict, prohibit or impair the performance by Parent of its obligations under this Agreement.

7.3            Consents. No consent, approval, order or authorization of, or registration, declaration or, (except as required by the rules and regulations promulgated under the Exchange Act, the Securities Act, or state securities, takeover and “blue sky” laws) filing with, any Governmental Authority or any other Person, is required by or with respect to Parent in connection with the execution and delivery of this Agreement or the consummation by Parent of the transactions contemplated hereby, except as would not, individually or in the aggregate, reasonably be expected to restrict, prohibit, impair or delay the consummation of the Mergers or the performance by Parent of its obligations under this Agreement.

7.4            Absence of Litigation. As of the date hereof, there is no legal action pending against, or, to the knowledge of Parent, threatened against or affecting Parent that would reasonably be expected to prevent, materially delay or materially impair the ability of Parent to perform its obligations under this Agreement.

7.5            Exchanged Shares. The Exchanged Shares and the Topco Aggregator Units, when issued to the Stockholder pursuant to the Rollover, will be duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued free and clear of any Liens, other than those created by governance documents of Topco or Topco Aggregator, as applicable, or arising under applicable securities Laws.

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8.             Representations and Warranties of the Company. The Company hereby represents and warrants to the Stockholders and Parent as follows:

8.1            Due Authority. The Company is a legal entity duly incorporated, validly existing and in good standing under the Laws of its jurisdiction of formation. The Company has all requisite corporate power and authority and has taken all corporate action necessary (including approval by the Company Board (acting on the recommendation of the Special Committee)) to execute, deliver and perform its obligations under this Agreement in accordance with the terms hereof and no other corporate action by the Company or vote of holders of any class of the capital stock of the Company is necessary to approve and adopt this Agreement. This Agreement has been duly executed and delivered by the Company and, assuming the due execution and delivery of this Agreement by all of the other parties hereto, constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally.

8.2            No Conflict. The execution, delivery and performance by the Company of this Agreement do not and will not, other than as provided in the Merger Agreement with respect to the Mergers and the other transactions contemplated thereby, (i) conflict with or result in any violation or breach of any provision of the certificate of incorporation or bylaws of the Company or the similar organizational documents of any of its Subsidiaries, (ii) conflict with or result in a violation or breach of any applicable Law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Company and any of its Subsidiaries are entitled, under any Contract binding upon the Company or any of its Subsidiaries, or to which any of their respective properties, rights or other assets are subject or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of the Company or any of its Subsidiaries, except in the case of clauses (ii), (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not reasonably be expected to restrict, prohibit or impair the performance by the Company of its obligations under this Agreement.

9.             Stockholder Capacity. This Agreement is being entered into by the Stockholders solely in their respective capacity as a record or beneficial owner of the Owned Shares and Owned Units, and nothing in this Agreement shall restrict or limit the ability of any of the Stockholders or any of their respective Affiliates or Representatives who is a director or officer of the Company or any of the Company’s Subsidiaries to take, or refrain from taking, any action in his or her capacity as a director or officer of the Company or any of its Subsidiaries, including the exercise of fiduciary duties to the Company or its stockholders, and any such action taken in such capacity or any such inaction shall not constitute a breach of this Agreement, and the provisions of this Agreement shall not apply to such directors or officers in their capacity as such.

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10.           Non-Survival of Representations, Warranties and Covenants. Other than the covenants and agreements in Section 2.4, Section 2.6, Section 2.7, Section 3, Section 11, Sections 13 through 28 and, solely to the extent and only for so long as the provisions and obligations incorporated by reference in Section 4.5 survive under the terms of the Interim Investors Agreement, Section 4.5 (and such applicable provisions incorporated by reference therein), in each case, which shall survive the Company Merger Effective Time, the representations, warranties and covenants contained herein shall not survive the Company Merger Effective Time.

11.           Waiver of Appraisal and Dissenter Rights and Certain Other Actions. The Stockholder hereby irrevocably and unconditionally waives, to the fullest extent of the Law, and agrees to cause to be waived and not to assert any appraisal rights, any dissenter’s rights and any similar rights under Section 262 of the DGCL or otherwise with respect to the Owned Shares or Owned Units with respect to the Mergers and the transactions contemplated by the Merger Agreement.

12.           Certain Adjustments. In the event of a stock split, stock dividend or distribution, or any change in the Common Stock and Focus LLC Units by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Common Stock”, “Covered Shares”, “Class A Rollover Shares”, “Rollover Units”, “Rollover Equity”, “Owned Shares”, “Class A Owned Shares”, “Class B Owned Shares” and “Owned Units” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

13.           Further Assurances. Parent and Stockholders shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent and the Stockholders may reasonably request to the extent necessary to effect the transactions contemplated by this Agreement and the Merger Agreement, including any documentation necessary to effect the Rollover in accordance with the terms hereof.

14.           Notices. All notices, requests, instructions or other communications or documents to be given or made hereunder by any party to the other parties to this Agreement shall be in writing and (a) served by personal delivery by hand upon the part(ies) for whom it is intended, (b) served by an internationally recognized overnight courier service upon the part(ies) for whom it is intended, (c) delivered by registered or certified mail, return receipt requested or (d) sent by email:

if to Stockholder to:

c/o Stone Point Capital LLC

20 Horseneck Lane

Greenwich, CT 06830

Attn:	Fayez S. Muhtadie; Peter M. Mundheim

Email:	fmuhtadie@stonepoint.com; pmundheim@stonepoint.com

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with a copy (which will not constitute notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Attn:	Elizabeth A. Cooper; Mark C. Viera

Email:	ecooper@stblaw.com; mark.viera@stblaw.com

if to Parent to:

c/o Clayton Dubilier & Rice, LLC

375 Park Avenue, 18th Floor

New York, NY 10152

Attn:	David Winokur
Email:	dwinokur@cdr-inc.com

with a copy (which will not constitute notice) to:

Kirkland & Ellis LLP
601 Lexington Avenue
New York, New York 10022

Attn:	David Klein, P.C.; Rachael Coffey, P.C.
Email:	dklein@kirkland.com; rachael.coffey@kirkland.com

Kirkland & Ellis LLP
300 North LaSalle

Chicago, IL 60654

Attn:	Richard Campbell, P.C.; Kevin Mausert, P.C.
Email:	rcampbell@kirkland.com; kmausert@kirkland.com

If to the Company, to:

Focus Financial Partners Inc.
875 Third Avenue, 28th Floor
New York, NY 10022

Attention:	Russell McGranahan
Email:	rmcgranahan@focuspartners.com

with a copy (which shall not constitute notice) to:

Vinson & Elkins L.L.P.
845 Texas Avenue, Suite 4700
Houston, TX 77002

Attention:	Stephen Gill
Email:	sgill@velaw.com

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Vinson & Elkins L.L.P.
1114 Avenue of the Americas, 32nd Floor
New York, NY 10036

Attention:	Stancell Haigwood
Email:	shaigwood@velaw.com

and

Potter Anderson & Corroon LLP

1313 North Market Street, 6th Floor

Wilmington, DE 19801

Attention:	Mark A. Morton
Email:	mmorton@potteranderson.com

15.            Interpretation. The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb). Unless the context of this Agreement clearly requires otherwise, words importing the masculine gender shall include the feminine and neutral genders and vice versa, and the definitions of terms contained in this Agreement are applicable to the singular as well as the plural forms of such terms. The words “includes” or “including” shall mean “including without limitation,” the words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or article in which such words appear, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if,” any reference to a Law shall include any rules and regulations promulgated thereunder, and any reference to any Law in this Agreement shall mean such Law as from time to time amended, modified or supplemented. Currency amounts referenced herein are in U.S. Dollars. Each reference to a “wholly-owned Subsidiary” or “wholly-owned Subsidiaries” of a Person shall be deemed to include any Subsidiary of such Person where all of the equity interests of such Subsidiary are directly or indirectly owned by such Person (other than directors qualifying shares, nominee shares or other equity interests that are required by Law or regulation to be held by a director or nominee).

16.            Entire Agreement. This Agreement (along with the documents referenced herein), the Interim Investors Agreement and the Merger Agreement collectively constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties hereto, with respect to the subject matter hereof.

17.            No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

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18.            Governing Law and Venue; Waiver of Jury Trial. This Agreement and any claim, cause of action or proceeding (whether at law, in contract or in tort) that may directly or indirectly be based upon, relate to or arise out of this Agreement or any transaction contemplated hereby, or the negotiation, execution or performance hereunder shall be governed by and construed and enforced in accordance with the Laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdictions other than the State of Delaware. In addition, each of the parties hereto (i) irrevocably and unconditionally submits to the personal jurisdiction and venue of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware does not have subject matter jurisdiction, the United States District Court for the District of Delaware or, if jurisdiction is not then available in the United States District Court for the District of Delaware, then any Delaware state court) (the “Chosen Courts”) in the event of any claim, cause of action or proceeding between or among the parties hereto (whether in contract, tort, or otherwise) arising out of or relating to this Agreement or the transactions contemplated hereby, (ii) expressly waives any claim of lack of personal jurisdiction or improper venue and any claims that such courts are an inconvenient forum with respect to such a claim; (iii) agrees that it shall not bring any claim, cause of action or proceeding against any other parties hereto arising out of or relating to this Agreement or the transactions contemplated hereby in any court other than the Chosen Courts and that a final judgment in any legal proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law; and (iv) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from the Chosen Courts. Each of the parties irrevocably consents to the service of process of any of the aforementioned courts in any such claim, cause of action or proceeding by the mailing of copies thereof by registered or certified mail or by overnight courier service, postage prepaid, to its address set forth in Section 14. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, CAUSE OF ACTION OR PROCEEDING (WHETHER AT LAW, IN CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 18, (iii) UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, AND (iv) MAKES THIS WAIVER VOLUNTARILY.

19.            Assignment; Successors. Other than as provided herein, neither this Agreement nor any of the rights, interests or obligations under this Agreement (including those set forth in Section 2.1(a)) may be assigned or delegated, in whole or in part, by operation of Law or otherwise, by any party hereto without the prior written consent of the other parties hereto, and any such assignment without such prior written consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.

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20.            Enforcement. The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties hereto do not perform the provisions of this Agreement (including any party hereto failing to take such actions that are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties hereto acknowledge and agree that (a) the parties hereto will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement or to enforce specifically the terms and provisions hereof, (b) the parties hereto will not assert that a remedy of monetary damages would provide an adequate remedy for such breach and (c) the right of specific enforcement is an integral part of the transactions contemplated hereby and without that right, none of the Company, Parent, Topco, Topco Aggregator or the Stockholder would have entered into this Agreement.

21.            Non-Recourse. This Agreement may only be enforced against, and any Action based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. No past, present or future director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney or other Representative of any party hereto or any of their successors or permitted assigns or any direct or indirect director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney, Representative, successor or permitted assign of any of the foregoing, shall have any liability to the Stockholder, Parent, the Company, Topco or Topco Aggregator for any obligations or liabilities of any party under this Agreement or for any legal proceeding (whether in tort, contract or otherwise) based on, in respect of or by reason of the transactions contemplated hereby or in respect of any written or oral representations made or alleged to be made in connection herewith.

22.            Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

23.            Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart. Any such counterpart, to the extent delivered by electronic delivery, will be treated in all manners and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto may raise the use of an electronic delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an electronic delivery, as a defense to the formation of a contract, and each party hereto forever waives any such defense, except to the extent such defense relates to lack of authenticity.

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24.            Amendment; Waiver. This Agreement may be amended by the parties hereto, and the terms and conditions hereof may be waived, only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance. No failure or delay on the part of a party in the exercise of any right or remedy hereunder shall impair such right or power or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or of any other right or power.

25.            No Presumption Against Drafting Party. The Company, Parent and the Stockholder acknowledge that each party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of Law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.

26.            No Agreement until Executed. This Agreement shall not be effective unless and until the Company Board has approved, for purposes of any applicable anti-takeover laws and regulations, and any applicable provision of the Amended and Restated Certificate of Incorporation of the Company, the Merger Agreement, this Agreement and the transactions contemplated by the Merger Agreement, including the Mergers.

27.            No Ownership Interest. Except as expressly provided in Section 2 with respect to the Rollover Equity, (a) nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares and (b) all ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Stockholder.

28.            Company Special Committee Approval. Notwithstanding any provision to the contrary, no amendment or waiver of any provision of this Agreement shall be made by the Company or the Company Board without first obtaining the approval of the Special Committee. The Special Committee shall direct enforcement by the Company of any provisions of this Agreement against the Stockholder.

[Signature pages follow]

21

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

TRIDENT FFP LP

By:
Name:
Title:

TRIDENT VI, L.P.

By:
Name:
Title:

TRIDENT VI PARALLEL FUND, L.P.

By:
Name:
Title:

TRIDENT VI DE PARALLEL FUND, L.P.

By:
Name:
Title:

[Signature Page to Support Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

Ferdinand FFP Acquisition, LLC

By:
Name:
Title:

Ferdinand FFP Ultimate Holdings, LP

By:
Name:
Title:

Ferdinand FFP Parent, Inc.

By:
Name:
Title:

[Signature Page to Support Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

FOCUS FINANCIAL PARTNERS INC.

By:
Name:
Title:

[Signature Page to Support Agreement]

Exhibit A

Owned Shares

Stockholder	Class A Owned Shares	Class B Owned Shares	Owned Units
Trident FFP LP	-	8,250,165	8,250,165
Trident VI, L.P.	955,755	-	-
Trident VI Parallel Fund, L.P.	6,701,039	-	-
Trident VI DE Parallel Fund, L.P.	142,016	-	-

[Exhibit A to Support Agreement]

Exhibit B

Rollover Equity

Stockholder	Class A Rollover Shares	Class B Rollover Shares	Rollover Units
Trident FFP LP	-	4,125,083	4,125,083
Trident VI, L.P.	477,877	-	-
Trident VI Parallel Fund, L.P.	3,350,520	-	-
Trident VI DE Parallel Fund, L.P.	71,008	-	-

[Exhibit B to Support Agreement]

Exhibit B

Exchange Notice

Exhibit B

Exhibit C

Certificate of Incorporation of the Surviving Company

Exhibit C

Final Form

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

OF

Focus Financial Partners Inc.

ARTICLE One

The name of the Corporation is Focus Financial Partners Inc. (the "Corporation").

ARTICLE Two

The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE Three

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

ARTICLE Four

The total number of shares of capital stock that the Corporation has authority to issue is 1,100 shares of Common Stock, par value $0.01 per share (the “Common Stock”). The Common Stock shall consist of two series, Series A Common Stock, par value $0.01 per share (the “Series A Common Stock”) and Non-Voting Series B Common Stock, par value $0.01 per share (the “Non-Voting Series B Common Stock”). The Corporation has authority to issue 1,000 shares of Series A Common Stock and 100 shares of Non-Voting Series B Common Stock. The Corporation may issue fractional shares of Series A Common Stock or Non-Voting Series B Common Stock.

Dividends shall accrue on the Non-Voting Series B Common Stock on a daily basis at the rate of 12% per annum multiplied by the “Stated Value”. All accrued dividends on any outstanding share of Non-Voting Series B Common Stock shall be paid in cash on each anniversary of the issuance of any shares of Non-Voting Series B Common Stock, only when as and if declared by the board of directors of the Corporation and to the extent not prohibited by Section 170 of the DGCL and only out of funds legally available therefor. To the extent any dividend is not paid on a relevant payment date, or is elected by the Corporation not to be paid on a relevant payment date, such dividends during such one year period shall accumulate and be added to the “Stated Value” of a share of Non-Voting Series B Common Stock. When used herein, the “Stated Value” means, for each share of Non-Voting Series B Common Stock, $100,000. Whether or not all accumulated dividends or other accrued and unpaid dividends on Non-Voting Series B Common Stock have been paid in full, the board of directors of the Corporation may declare dividends on the Series A Common Stock at such times and in such amounts as the board of directors of the Corporation may determine and each share of Series A Common Stock shall be entitled to share ratably in such dividends.

In any liquidation, dissolution or winding up of the Corporation, prior to any payment or distribution in respect of the Series A Common Stock, each share of Non-Voting Series B Common Stock shall be entitled to receive the Stated Value on such share plus all accrued and unpaid dividends and thereafter shall not be entitled to participate in any payment or distribution out of any assets of the Corporation. After payment in full of the amounts due in respect of each share of Non-Voting Series B Common Stock, in any liquidation, dissolution or winding up of the Corporation, the remaining assets of the Corporation shall be distributed to the holders of Series A Common Stock ratably on a per share basis. No merger or consolidation to which the Corporation is a party shall be treated as a liquidation, dissolution or winding up of the Corporation.

Except as required by the DGCL, in any matter submitted to stockholders of the Corporation for vote (including the election of directors), (a) each share of Series A Common Stock shall be entitled to one vote and (b) no share of Non-Voting Series B Common Stock shall be entitled to any vote on any matter.

No share of Non-Voting Series B Common Stock is convertible into Series A Common Stock and no share of Series A Common Stock is convertible into Non-Voting Series B Common Stock.

ARTICLE Five

The Corporation is to have perpetual existence.

ARTICLE Six

In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation shall have the power to adopt, amend, make, alter or repeal the bylaws of the Corporation.

ARTICLE Seven

Meetings of stockholders may be held within or outside of the State of Delaware, as the bylaws of the Corporation may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the bylaws of the Corporation. Election of directors of the Corporation need not be by written ballot unless the bylaws of the Corporation so provide.

ARTICLE Eight

No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as it now exists. In addition to the circumstances in which a director of the Corporation is not personally liable as set forth in the preceding sentence, a director of the Corporation shall not be liable to the fullest extent permitted by any amendment to the DGCL hereafter enacted that further limits the liability of a director.

The Corporation shall have the power to indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director, officer, employee, agent or trustee of the Corporation, any predecessor of the Corporation or any subsidiary or affiliate of the Corporation, or serves or served at any other enterprise as a director, officer, employee, agent or trustee at the request of the Corporation or any predecessor to the Corporation.

Any amendment, repeal or modification of this Article Eight shall be prospective only and shall not affect any limitation on liability of a director for acts or omissions occurring prior to the date of such amendment, repeal or modification.

ARTICLE Nine

The Corporation expressly elects not to be governed by §203 of the General Corporation Law of the State of Delaware.

ARTICLE Ten

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation in the manner now or hereafter prescribed herein and by the laws of the State of Delaware, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE Eleven

To the maximum extent permitted from time to time under the law of the State of Delaware, the Corporation renounces any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, business opportunities that are from time to time presented to its officers, directors or stockholders, other than those officers, directors or stockholders who are employees of the Corporation. No amendment or repeal of this Article Eleven shall apply to or have any effect on the liability or alleged liability of any officer, director or stockholder of the Corporation for or with respect to any opportunities of which such officer, director, or stockholder becomes aware prior to such amendment or repeal.

* * * * *

Exhibit D-1

Form of Affirmative Consent Notice

Exhibit D-1

Exhibit D-2

Form of Negative Consent Notice

Exhibit D-2

Exhibit 10.1

Execution Version

SUPPORT AGREEMENT

This Support Agreement (this “Agreement”), dated as of February 27, 2023, is entered into by and among the undersigned stockholders of the Company (the “Stockholders”), Ferdinand FFP Ultimate Holdings, LP, a Delaware limited partnership (“Topco Aggregator”), Ferdinand FFP Parent, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Topco Aggregator (“Topco” and, together with Topco Aggregator, the “Topco Parties”), Focus Financial Partners Inc., a Delaware corporation (the “Company”), and Ferdinand FFP Acquisition, LLC, a Delaware limited liability company and an indirect, wholly owned subsidiary of Topco (“Parent”). Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement (as defined below).

RECITALS

WHEREAS, concurrently with the execution and delivery of this Agreement, (i) the Company, (ii) Focus Financial Partners, LLC, a Delaware limited liability company (“Focus LLC”), (iii) Parent, (iv) Ferdinand FFP Merger Sub 1, Inc., a Delaware corporation and a direct, wholly owned Subsidiary of Parent (“Company Merger Sub”), and (v) Ferdinand FFP Merger Sub 2, LLC, a Delaware limited liability company and a direct, wholly owned Subsidiary of Parent (“LLC Merger Sub”), will enter into an Agreement and Plan of Merger (as may be amended from time to time, the “Merger Agreement”), which provides for, among other things, the merger of Company Merger Sub with and into the Company (the “Company Merger”) with the Company surviving the Company Merger as a wholly owned subsidiary of Parent;

WHEREAS, as of the date hereof, each of the Stockholders is the record or “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of (i) the number of shares of Class A Common Stock, par value $0.01 per share, of the Company (the “Class A Common Stock”) set forth opposite such Stockholder’s name on Exhibit A hereto under the heading “Class A Owned Shares”, collectively being all of the shares of Class A Common Stock owned of record or beneficially by the Stockholders as of the date hereof (the “Class A Owned Shares”), (ii) the number of shares of Class B Common Stock, par value $0.01 per share, of the Company (the “Class B Common Stock” and the Class A Common Stock and Class B Common Stock, collectively, the “Common Stock”) set forth opposite such Stockholder’s name on Exhibit A hereto under the heading “Class B Owned Shares”, collectively being all of the shares of Class B Common Stock owned of record or beneficially by the Stockholders as of the date hereof (the “Class B Owned Shares” and together with the Class A Owned Shares, the “Owned Shares”) and (iii) the number of Focus LLC Units set forth opposite such Stockholder’s name on Exhibit A hereto under the heading “Owned Units”, collectively being all of the equity of Focus LLC owned of record or beneficially by the Stockholders as of the date hereof (the “Owned Units”);

WHEREAS, in connection with the Closing, each of the Stockholders will contribute and transfer the number of Class A Owned Shares set forth opposite such Stockholder’s name on Exhibit B hereto under the heading “Class A Rollover Shares”, as adjusted in accordance with Section 2.1 (such shares, the “Class A Rollover Shares”), which Class A Rollover Shares otherwise would be converted into the right to receive the Merger Consideration in cash (the aggregate amount of the Merger Consideration that would have been payable in respect of the Class A Rollover Shares but for the transactions contemplated by this Agreement and their classification as Excluded Shares as a result of the transactions contemplated hereby, the “Class A Rollover Amount”) to Topco, which indirectly owns 100% of the equity interests of Parent, on the Closing Date and immediately prior to the Vested Units Exchanges and the LLC Merger Effective Time (the “Rollover Time”), in exchange for a number of newly issued shares of Topco with an aggregate value equal to the Class A Rollover Amount (the “Exchanged Class A Shares”);

WHEREAS, in connection with the Closing, each of the Stockholders will contribute and transfer the number of Owned Units and corresponding Class B Owned Shares set forth opposite such Stockholder’s name on Exhibit B hereto under the heading “Rollover Units”, as adjusted in accordance with Section 2.1 (such paired units and shares, the “Rollover Units” and together with the Class A Rollover Shares, the “Rollover Equity”), which Rollover Units otherwise would be exchanged into shares of Class A Common Stock and converted into the right to receive the Merger Consideration in cash but for the transactions contemplated by this Agreement and their exclusion from the Vested Units Exchanges pursuant to Section 1.1 of the Merger Agreement (the aggregate amount of the Merger Consideration that would have been payable in respect of the Rollover Units if such Rollover Units were exchanged for shares of Class A Common Stock pursuant to Section 1.1 of the Merger Agreement, the “Unit Rollover Amount”, and collectively with the Class A Rollover Amount, the “Rollover Amount”) to Topco at the Rollover Time, in exchange for a number of newly issued shares of Topco with an aggregate value equal to the Unit Rollover Amount (the “Exchanged Unit Shares”, together with the Exchanged Class A Shares, the “Exchanged Shares”) (the contribution of the Rollover Equity by the Stockholders to Topco, the “Topco Rollover”);

WHEREAS, immediately following the Topco Rollover, each of the Stockholders will contribute and transfer the Exchanged Shares to Topco Aggregator, in exchange for a number of newly issued units of Topco Aggregator (the “Topco Aggregator Units”) with an aggregate value (based on the same per unit price paid by Clayton, Dubilier & Rice Fund XII, L.P. (or its affiliates) (collectively, the “Sponsor”) for the units issued to the Sponsor by Topco Aggregator at the Closing (the “Sponsor Units”)) equal to the Rollover Amount (the contribution of the Exchanged Shares by the Stockholders to Topco Aggregator, the “Topco Aggregator Rollover”); and

WHEREAS, as a condition and inducement to Parent’s willingness to enter into the Merger Agreement and concurrently with the execution and delivery of the Merger Agreement, Parent has required that each of the Stockholders, and the Stockholders have agreed, to enter into this Agreement.

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NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Stockholders, the Company, Parent, Topco and Topco Aggregator hereby agree as follows:

1.            Agreement to Vote the Covered Shares.

1.1           Beginning on the date hereof until the Termination Date (as defined below), at every meeting of the Company’s stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, in each case, upon which a vote, consent or other approval (including a written consent) with respect to the Merger Agreement, the Mergers or any other transaction contemplated by the Merger Agreement is sought each Stockholder agrees to, and if applicable, to cause its controlled Affiliates to, affirmatively vote (including via proxy) or execute consents with respect to (or cause to be voted (including via proxy) or consents to be executed with respect to) all of the Owned Shares and any additional shares of Common Stock or other voting securities of the Company acquired by such Stockholder or its controlled Affiliates after the date hereof and prior to the Termination Date (collectively, and together with the Owned Shares, the “Covered Shares”) as follows: (a) in favor of (i) the adoption of the Merger Agreement and the approval of the Mergers, (ii) the approval of any proposal to adjourn or postpone any Company Stockholders Meeting if the Company or Parent proposes or requests such postponement or adjournment in accordance with Section 6.4 of the Merger Agreement, and (iii) the approval of any other proposal considered and voted upon by the stockholders of the Company at any Company Stockholders Meeting necessary or desirable for the consummation of the Mergers and the transactions contemplated by the Merger Agreement, and (b) against (i) any proposal, action or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company contained in the Merger Agreement or that would reasonably be expected to result in any condition set forth in Sections 7.1 or 7.2 of the Merger Agreement not being satisfied or not being fulfilled prior to the Termination Date, (ii) any Acquisition Proposal, (iii) any reorganization, dissolution, liquidation, winding up or similar extraordinary transaction involving the Company (except as contemplated by the Merger Agreement) and (iv) any other action, agreement or proposal which would reasonably be expected to prevent, materially impede or materially delay the consummation of the Mergers or any of the transactions contemplated by the Merger Agreement (clauses (a) and (b) collectively, the “Supported Matters”). Each Stockholder agrees to, and agrees to cause its applicable controlled Affiliates to, be present, in person or by proxy, at every meeting of the Company’s stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, however called, to vote on the Supported Matters (in the manner described in this Section 1.1) so that all of the Covered Shares will be counted for purposes of determining the presence of a quorum at such meeting, or otherwise cause the Covered Shares to be counted as present thereat for purposes of establishing a quorum. For the avoidance of doubt, other than with respect to the Supported Matters, each Stockholder does not have any obligation to vote the Covered Shares in any particular manner and, with respect to such other matters (other than the Supported Matters), such Stockholder shall be entitled to vote the Covered Shares in its sole discretion.

2.            Rollover.

2.1           Contribution and Rollover. On the terms set forth herein and subject to Section 2.2 and Section 2.3:

(a)           Each Stockholder agrees and covenants to Parent, Topco and Topco Aggregator that it will, (i) at the Rollover Time, contribute, assign, transfer, convey and deliver (or cause to be contributed, assigned, transferred, conveyed and delivered) to Topco such Stockholder’s Rollover Equity in exchange for the issuance by Topco of such Stockholder’s Exchanged Shares to such Stockholder and (ii) immediately following the Topco Rollover, contribute, assign, transfer, convey and deliver (or cause to be contributed, assigned, transferred, conveyed and delivered) to Topco Aggregator such Stockholder’s Exchanged Shares in exchange for the issuance by Topco Aggregator of the Topco Aggregator Units to such Stockholder, in each case, free and clear of any and all Liens (including any restriction on the right to vote, sell or otherwise dispose of such Rollover Equity or such Exchanged Shares, as applicable), except as may exist by reason of this Agreement, the Merger Agreement and applicable securities laws (the “Rollover”).

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(b)           Notwithstanding anything to the contrary set forth in this Agreement, to the extent approved in writing by Clayton, Dubilier & Rice, LLC (“CD&R”) (such approval not to be unreasonably withheld, conditioned or delayed), if any Affiliate of a Stockholder irrevocably commits after the date hereof, on terms reasonably acceptable to CD&R, to invest an amount of cash in Parent (a “Stockholder Affiliate Commitment”), (i) the Rollover Amount shall be automatically reduced, without any further action of the parties hereto, on a dollar-for-dollar basis by the aggregate amount of such Stockholder Affiliate Commitment actually funded, and the Class A Rollover Amount and the Unit Rollover Amount shall be proportionately reduced by such Stockholder Affiliate Commitment actually funded based on the Class A Rollover Share Percentage and the Rollover Unit Percentage, respectively, (ii) the number of Class A Rollover Shares shall be reduced by the quotient of (A) the product of the Class A Rollover Share Percentage and the amount of such Stockholder Affiliate Commitment actually funded and (B) the Merger Consideration and (iii) the number of Rollover Units shall be reduced by such number of Focus LLC Units that are exchangeable into such number of shares of Class A Common Stock equal to the quotient of (A) the product of the Rollover Unit Percentage and the amount of such Stockholder Affiliate Commitment actually funded and (B) the Merger Consideration.  The “Class A Rollover Share Percentage” means a fraction, expressed as a percentage, the numerator of which is the number of Class A Rollover Shares (determined without giving effect to this Section 2.1(b)) and the denominator of which is the total number of equity interests representing the Rollover Equity (determined without giving effect to this Section 2.1(b)), with Owned Units and corresponding Class B Owned Shares counting as a single equity interest for purposes of calculating Rollover Equity.  The “Rollover Unit Percentage” means a fraction, expressed as a percentage, the numerator of which is the number of Rollover Units (determined without giving effect to this Section 2.1(b)) and the denominator of which is the total number of equity interests representing the Rollover Equity (determined without giving effect to this Section 2.1(b)), with Owned Units and corresponding Class B Owned Shares counting as a single equity interest for purposes of calculating Rollover Equity.

(c)           Each Stockholder acknowledges and agrees that, from and after the Rollover, except as set forth in Section 2.3, such Stockholder shall have no right, title or interest in or to the Rollover Equity.

2.2           Conditions to Rollover. The obligations of each Stockholder to consummate the Rollover is subject to the satisfaction (or waiver by such Stockholder in writing) of the following conditions:

(a)           (i) The satisfaction, or written waiver by Parent (to the extent permitted by the Merger Agreement), of all conditions to the obligations of Parent and Merger Subs to consummate the Mergers and the transactions contemplated by the Merger Agreement that are to occur on the Closing Date as set forth in Sections 7.1 and 7.2 of the Merger Agreement (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or written waiver by Parent (to the extent permitted by the Merger Agreement) of such conditions), (ii) the satisfaction, or written waiver by the Company (to the extent permitted by the Merger Agreement), of all conditions to the obligations of the Company to consummate the Mergers and the transactions contemplated by the Merger Agreement that are to occur on the Closing Date as set forth in Sections 7.1 and 7.3 of the Merger Agreement (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or written waiver by the Company (to the extent permitted by the Merger Agreement) of such conditions), (iii) the substantially concurrent funding of the Equity Financing on the terms and subject to the conditions set forth in the Equity Commitment Letters and (iv) the consummation of the Mergers immediately following the Rollover; and

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(b)           No Law enacted, entered, promulgated, enforced or issued by any Governmental Authority shall be in effect preventing the consummation of, or otherwise making illegal, the Rollover.

2.3           Failure to Consummate the Mergers. In the event that after the Rollover, the Mergers fails to be consummated for any reason whatsoever and the Merger Agreement is terminated, the parties hereto agree that concurrently with the termination of the Merger Agreement, automatically and without any action of the parties hereto, Topco Aggregator shall assign, transfer, convey and deliver (or shall cause to be assigned, transferred, conveyed and delivered) to the Stockholders the Rollover Equity and the Stockholders shall assign, transfer, convey and deliver to Topco Aggregator the Topco Aggregator Units issued to the Stockholders. In such event, each party hereto shall, as promptly as practicable, provide all such cooperation as the other parties hereto may reasonably request in order to ensure that the foregoing has occurred and been made effective.

2.4           Tax Treatment. The parties hereto agree that, for U.S. federal (and applicable state and local) income tax purposes, (a) the Topco Rollover, together with the contributions by Topco Aggregator to Topco in connection with the transactions contemplated by the Merger Agreement, are intended to constitute a single integrated transaction and be treated as a transaction described in Section 351(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder and (b) the Topco Aggregator Rollover is intended to be treated as a transaction described in Section 721(a) of the Code (the “Intended Tax Treatment”). Each party hereto shall prepare and file (and shall cooperate in the preparation and filing of, as reasonably requested) all Tax Returns in a manner consistent with the Intended Tax Treatment and shall not take any position inconsistent with the Intended Tax Treatment in connection with any tax matters, in each case, unless otherwise required pursuant to a final “determination” within the meaning of Section 1313(a)(1) of the Code. The Topco Parties and the Stockholders shall use their reasonable best efforts to cause the transactions contemplated by this Agreement to qualify for the Intended Tax Treatment and shall not take any action (or fail to take any action) that knowingly would, or that knowingly would reasonably be likely to cause the transactions not to so qualify.

2.5           Termination. Parent shall not be permitted to terminate its obligations under this Section 2 without the written consent of the Stockholders (it being understood that this Section 2 shall also be terminated automatically, without any further action required by the parties thereto, upon any termination of this Agreement pursuant to Section 3).

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2.6           Tax Information. Within ninety (90) days following the Closing Date, each Stockholder shall provide to Topco Aggregator or its accountants the Stockholder’s estimated tax basis and holding period as of the Closing Date in its Rollover Equity and shall promptly provide updated information in respect thereof if the Stockholder determines that its actual tax basis or holding period is different than previously reported. At the Rollover Time, each Stockholder shall deliver to the Topco Parties a properly completed and timely executed IRS Form W-8 or W-9.

2.7           Withholding. Each of Parent, Topco, and Topco Aggregator (and any Affiliates and designees of the foregoing), shall be entitled to deduct or withhold from any amounts owing from such Persons to any Stockholder (including withholding equity interests in the case of issuances of equity by such Persons) for any federal, state, local or non-U.S. withholding taxes, excise taxes, or employment taxes imposed with respect to compensation or other payments to such Stockholder or such Stockholder's ownership interest in Topco Aggregator, Topco, or their Affiliates, including, without limitation, equity issuances, wages, bonuses, distributions, the receipt or exercise of equity options and/or the receipt or vesting of restricted equity; provided, that the Person intending to make any such deduction or withholding (other than compensatory withholding or withholding resulting from the failure of a Stockholder to provide the forms required under Section 2.6) shall reasonably cooperate with the applicable Stockholder in determining whether any reductions or exemptions from withholding are available, including providing such Stockholder with a reasonable opportunity to provide such forms, certificates or other evidence to eliminate or reduce any such required deduction or withholding. To the extent any amounts are so deducted or withheld, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the applicable Stockholder. In the event any such deductions or withholdings are not made with respect to a Stockholder, such Stockholder shall indemnify Parent, Topco, and Topco Aggregator (and any Affiliates and designees of the foregoing) for any amounts paid with respect to the applicable taxes, together with any interest, penalties and related expenses thereto. Each Stockholder shall provide Topco Aggregator with such additional tax-related information, certifications and documentation as Topco Aggregator may request.

2.8           Additional Tax Matters. The Topco Parties agree that the Limited Partnership Agreement of Topco Aggregator at the Rollover Time shall include the following provisions substantially the same and not materially different than the following:

(a)           (A) In the event of an in-kind distribution by Topco Aggregator to some or all of its partners (whether or not in full or partial redemption of the any partner’s interest in Topco Aggregator), the partner shall receive (or be deemed to receive), to the extent possible, (and Topco Aggregator shall record on its books and records the distribution as being a distribution of): (x) first, if the in-kind distribution includes any assets such partner contributed to Topco Aggregator (“Contributed Assets”), such Contributed Assets shall be distributed to such partner to the extent of any amounts due to such partner in respect of such distribution, and (y) second, to the extent that no further distribution can be made in accordance with clause (x), or if the in-kind distribution does not include any Contributed Assets with respect to such partner, then, property shall be distributed to such partner other than Contributed Assets with respect to any other partner, (B) any future partial disposition by Topco Aggregator of common stock of Topco shall be structured, to the extent possible such that the items of income, gain, loss or deduction resulting from such disposition are allocated (taking into account any allocations required pursuant to Section 704(c) of the Code) to the partners to whom the proceeds are intended to be distributed, as determined by the General Partner in good faith and (C) in the event that after the Closing Date there shall be additional capital contributions of property or cash into Topco Aggregator and to the extent such property or cash is further contributed to Topco (or any successor thereof), such contribution to Topco shall only be made in exchange for newly issued shares of common stock of Topco, on a value for value basis, governed by Section 351 of the Code (i.e., not as a paid-in capital). For purposes of the provisions set forth in this Section 2.7(a), (i) a Stockholder shall include a successor in interest that is considered to have contributed assets (other than cash or cash equivalents) to Topco Aggregator under Sections 1.704-3(a)(7) and 1.737-1(c)(2)(iii) of the Treasury Regulations, and (ii) any Contributed Assets shall include assets that are treated as substituted basis property under Sections 1.704-3(a)(8)(i) and 1.737-2(d)(3)(i) of the Treasury Regulations as a result of having been received by Topco Aggregator in respect of Contributed Assets in an exchange or series of exchanges in which no gain or loss was recognized as provided in Sections 1.704-3(a)(8)(i) and 1.737-2(d)(3)(i) of the Treasury Regulation, including for these purposes, but not limited to, shares of Topco issued on account of Topco Rollover pursuant to this Agreement (“Substituted Basis Property”). With respect to any Contributed Assets (or Substituted Basis Property), Topco Aggregator shall use reasonable efforts to separately identify such property in order to give effect to this Section 2.7(a), to the extent reasonably practicable. This Section 2.7(a) is intended to minimize the potential application of Sections 704(c)(1)(B) and 737 of the Code with respect to each partner and shall be interpreted consistently with that intention.

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(b)           Topco Aggregator shall use reasonable best efforts to provide reasonably prompt written notice to the Stockholders if Topco Aggregator obtains actual knowledge that Topco becomes or is likely to become a U.S. real property holding corporation.

3.             Termination. This Agreement shall terminate automatically and without further action upon the earliest to occur of: (i) the valid termination of the Merger Agreement in accordance with its terms, (ii) the Company Merger Effective Time (following the consummation of the Rollover), (iii) any amendment of the Merger Agreement, without the prior written consent of the Stockholders, that reduces the amount of the Merger Consideration or changes the form of the Merger Consideration (such amendment, an “Adverse Amendment”) or (iv) the written consent of the Stockholders, Parent and the Company (such date, the “Termination Date”); provided that the provisions set forth in Sections 2.3, and 12 through 26 shall survive the termination of this Agreement; provided, further, that Sections 2.4, 2.6 and 2.7 shall survive the termination of this Agreement pursuant to the foregoing clause (ii); provided, further, that Section 4.5 and the provisions and obligations incorporated by reference in Section 4.5 shall survive to the extent that, and only for so long as, the corresponding provisions referenced therein survive under the terms of the Interim Investors Agreement; and provided further that the termination of this Agreement shall not prevent any party hereto from seeking any remedies (at law or in equity) against (x) any other party hereto for that party’s Willful Breach of this Agreement that may have occurred on or before such termination or (y) against any of the Stockholders for such Stockholder’s material breach of Sections 2.1(a), 4.3(b) and 4.5 (including, for the avoidance of doubt, any material breach of any of the provisions of the Interim Investors Agreement incorporated by reference in Section 4.5) (any material breach contemplated by this clause (y), a “Material Rollover Breach”). For the purpose hereof, “Willful Breach” means a material breach of this Agreement (other than a Material Rollover Breach) that is a consequence of a willful or deliberate act or failure to act by a Party that knows or would reasonably be expected to have known that the taking of such act or failure to act would, or would reasonably be expected to, cause a breach of this Agreement.

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4.             Certain Covenants.

4.1           Acquisition Proposals.

(a)           From and after the date hereof until the earlier of the termination of the Merger Agreement pursuant to Article VIII thereof and the Company Merger Effective Time, subject to Section 8, each of the Stockholders hereby agrees that it shall not, and it shall instruct and use its reasonable best efforts to cause its Representatives not to, directly or indirectly:

(1)           initiate, solicit, propose or knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal;

(2)           engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any nonpublic information or data to any Person or Group relating to, any Acquisition Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal (other than to state that the terms of this Section 4.1 prohibit such discussions);

(3)           furnish to any Person (other than Parent or any of its Affiliates) any non-public information relating to the Company or any of its Subsidiaries or afford to any such Person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company and its Subsidiaries, in any such case with the intent to induce, or that could reasonably be expected to result in, the making, submission or announcement of, an Acquisition Proposal;

(4)           approve, endorse or recommend any proposal that constitutes or would reasonably be expected to lead to, an Acquisition Proposal; or

(5)           resolve or agree to do any of the foregoing.

(b)           Notwithstanding anything to the contrary in Section 4.1(a):

(1)           From the date hereof until the No-Shop Period Start Date (or with respect to an Excluded Party, the Cut-Off Time), the Stockholders may, at the Company’s request and with substantially concurrent written notice to Parent (which notice shall include the identity of the Third Person referenced in this Section 4.1(b)(1)), engage in discussions with a Third Person who has submitted an Acquisition Proposal solely for the purpose of confirming that the Stockholders are willing to enter into an agreement to vote in favor of such Acquisition Proposal if the Company Board (acting on the recommendation of the Special Committee) or the Special Committee, as applicable, were to subsequently determine that such Acquisition Proposal constitutes a Superior Proposal in accordance with Section 6.2 of the Merger Agreement.

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(2)           The Stockholders and their Representatives may engage in or otherwise participate in discussions or negotiations regarding a bona fide written Acquisition Proposal that the Company Board, acting upon the recommendation of the Special Committee, or the Special Committee has determined in good faith based on the information then available and after consultation with its financial advisor and outside counsel either constitutes a Superior Proposal or is reasonably likely to result in a Superior Proposal in accordance with the Merger Agreement and the failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties under applicable Law.

(c)           From the date hereof until the earlier of the termination of the Merger Agreement pursuant to Article VIII thereof and the Effective Time, subject to Section 8, each Stockholder (solely in its capacity as a stockholder of the Company) agrees that it will promptly (and, in any event, within twenty-four hours) notify Parent in writing following any discussions or negotiations with any Person or Group pursuant to Section 4.1(b) and shall provide, in connection with such notice, the material terms and conditions of any proposal, indication of interest (including, for the avoidance of doubt, the form and amount of consideration and proposed financing arrangements), or offer (including the identity of the Person or Group making such proposal, indication of interest or offer and, if applicable, copies of any written proposal, indication of interest or offer, including proposed agreements or commitment letters) that is the subject of such discussions or negotiations, and thereafter shall keep Parent informed, on a reasonably prompt basis (and, in any event, within twenty-four hours), of any material changes to the status and terms of any such proposal, indication of interest or offer (including any amendments thereto) and any material changes to the status and terms of any such proposal, indication of interest or offer. Notwithstanding the foregoing, the Stockholders shall not be required to notify Parent of any discussions or negotiations to the extent the Company has notified Parent thereof.

4.2           Transfers. Beginning on the date hereof until the Termination Date, each Stockholder hereby covenants and agrees that, except as expressly contemplated pursuant to this Agreement, such Stockholder shall not, and shall direct its controlled Affiliates not to, directly or indirectly (i) tender any Covered Shares into any tender or exchange offer, (ii) offer, sell, transfer, assign, exchange, pledge, hypothecate, encumber, or otherwise dispose of (collectively, “Transfer”) or enter into any contract, option, agreement, understanding or other arrangement with respect to the Transfer of, any Covered Shares or beneficial ownership, voting power or any other interest thereof or therein (including by operation of law), (iii) grant any proxies or powers of attorney, deposit any Covered Shares into a voting trust or enter into a voting agreement with respect to any Covered Shares that is inconsistent with this Agreement, (iv) enter into any hedge, swap or other transaction or Contract which is designed to (or is reasonably expected to lead to or result in) a transfer of the economic consequences of ownership of any Covered Shares, whether any such transaction is to be settled by delivery of Covered Shares, in cash or otherwise, (v) take an action that would reasonably be expected to prevent or materially impair or materially delay the consummation of the transactions contemplated by this Agreement or the Merger Agreement or (vi) commit or agree to take any of the foregoing actions. Any Transfer in violation of this Section 4.2 shall be void ab initio. Notwithstanding anything to the contrary in this Agreement, but subject to Section 2.1(b), each Stockholder may Transfer any or all of the Covered Shares from and after the Requisite Company Stockholder Approvals have been obtained; provided that the Stockholders retain, collectively, such number of Owned Shares and Owned Units that collectively have an aggregate value equal to the Rollover Amount, as determined in accordance with Section 2.

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4.3           Focus LLC Contribution.

(a)           Pursuant to Section 6.23 of the Merger Agreement, the Company, in its capacity as Managing Member (as such term is defined in the Focus LLC Agreement) of Focus LLC, has agreed to consent to any Transfer (as such term is defined in the Focus LLC Agreement) of the Rollover Units as contemplated by this Agreement.

(b)           Each Stockholder hereby covenants and agrees to take or cause to be taken all other or further actions required (including under the Focus LLC Agreement) to validly contribute, assign, transfer, convey and deliver (or cause to be contributed, assigned, transferred, conveyed and delivered) to Topco the Rollover Units at the Rollover Time, free and clear of any and all Liens (including any restriction on the right to vote, sell or otherwise dispose of the Rollover Units), except as may exist by reason of this Agreement, the Merger Agreement and applicable securities laws. Each Stockholder hereby acknowledges and agrees that to the extent any Rollover Units are exchanged for shares of Class A Common Stock following the date hereof pursuant to the Focus LLC Agreement, such shares of Class A Common Stock received pursuant to such exchange shall be treated as Covered Shares and Class A Rollover Shares.

4.4           Termination of Nomination Agreement. At or prior to the Closing, subject to and conditioned upon the Closing, the Stockholders shall deliver a termination notice to the Company pursuant to Section 4.2 of that certain Nomination Agreement (as may be amended, supplemented or otherwise modified in accordance with its terms), dated as of July 30, 2018, by and between the Stockholders and the Company.

4.5           Certain Agreements. The Stockholders agree to be bound by, subject to the exceptions and limitations set forth therein, the following provisions of the Interim Investors Agreement, dated as of the date hereof (the “Interim Investors Agreement”), by and among Topco Aggregator, Topco, Parent and the other parties appearing on the signature pages thereto, as set forth in this Section 4.5: (a) Section 2.4, mutatis mutandis, as if the Stockholders were Investors (as defined in the Interim Investors Agreement) and Requisite Investors (as defined in the Interim Investors Agreement) thereunder; (b) Section 2.11, mutatis mutandis, as if the Stockholders were Sponsor Investors (as defined in the Interim Investors Agreement); (c) Section 2.11(a)(ii) and Section 2.11(c), mutatis mutandis, as if the Stockholders were Investors thereunder; (d) the last sentence of Section 4.9, mutatis mutandis, as if the Stockholders were Investors thereunder; (e) Section 4.10, mutatis mutandis, as if the Stockholders were parties thereunder; provided that such provisions shall not apply to any information received, supplied or otherwise available to such Stockholders unrelated to the Merger and the transactions contemplated by the Merger Agreement; (f) Section 4.11, mutatis mutandis, as if the Stockholders were parties thereunder; provided that such provisions shall not apply (other than the proviso to the first sentence in Section 4.11, which shall continue to apply, mutatis mutandis) to the information required to be included in the Stockholder's disclosure statements on Schedule 13D or amendments or supplements thereto; and (g) Section 4.12, mutatis mutandis, as if the Stockholders were parties thereunder. To the extent any Stockholder commits any Material Rollover Breach which continues uncured for twenty-four (24) hours following notice thereof by Parent to such Stockholder, such Stockholder agrees to be bound by, subject to the exceptions and limitations set forth therein, Section 2.12(b) and Section 4.4 of the Interim Investors Agreement, mutatis mutandis, as if such Stockholder were a “Failing Investor” thereunder. Notwithstanding anything to the contrary set forth in this Agreement or the Interim Investors Agreement, in the event of any Material Rollover Breach or any Breach (as defined in the Interim Investors Agreement), in no event shall the aggregate liability of the Stockholders hereunder and SPC (as defined in the Interim Investors Agreement), in the aggregate, exceed an amount equal to the Maximum Liability Cap (as defined in the Interim Investors Agreement).

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5.             Proxy Statement; Schedule 13e-3 and Schedule 13D.

(a)           The Company, Parent and the Stockholders shall cooperate to, concurrently with the preparation and filing of the Proxy Statement, jointly prepare and file with the SEC the Schedule 13e-3. Each Stockholder will provide information reasonably requested by the Company or Parent in connection with the preparation of the Schedule 13e-3. To the knowledge of each Stockholder, the information supplied by such Stockholder for inclusion or incorporation by reference in the Proxy Statement, the Schedule 13e-3 or any other filing Parent or the Company is required to make in connection with the Mergers will not, at the time that such information is provided, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Promptly after the execution of this Agreement, Parent and the Stockholders shall cooperate to prepare and file with the SEC one or more disclosure statements on Schedule 13D or amendments or supplements thereto, as applicable (such disclosure statements, including any amendments or supplements thereto, the “Schedule 13Ds”) relating to the Merger Agreement and this Agreement and the transactions contemplated hereby and thereby. Parent shall (i) provide the Stockholders and Stockholders’ counsel a reasonable opportunity to review drafts of the Schedule 13e-3 prior to filing the Schedule 13e-3 with the SEC and (ii) consider in good faith all comments thereto reasonably proposed by the Stockholders, their outside counsel and other Representatives. To the extent legally permissible, Parent and the Stockholders shall (A) provide each other and their respective counsel a reasonable opportunity to review drafts of the Schedule 13Ds prior to filing the Schedule 13Ds with the SEC and (B) consider in good faith all comments thereto reasonably proposed by the other parties their outside counsel and their other Representatives, it being understood that failure to provide such prior review or to incorporate any comments shall not in any way limit or preclude Parent or the Stockholders, as applicable, from amending any such Schedule 13D.

(b)           Parent, Sponsor and the Stockholders will each use its reasonable best efforts to furnish all information concerning such Party and its controlled Affiliates to the other parties that is reasonably necessary for the preparation and filing of the Proxy Statement and the Schedule 13e-3, and provide such other assistance, as may be reasonably requested by such other Party to be included therein and will otherwise reasonably assist and cooperate with the other in the preparation, filing and distribution of the Proxy Statement and the Schedule 13e-3 and the resolution of any comments to either received from the SEC.

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6.             Representations and Warranties of the Stockholder. Each Stockholder hereby represents and warrants to Parent and the Company as follows:

6.1           Due Authority. Such Stockholder is a legal entity duly organized, validly existing and in good standing under the Laws of its jurisdiction of formation. Such Stockholder has all requisite corporate or other similar power and authority and has taken all corporate or other similar action necessary (including approval by the board of directors or applicable corporate bodies) to execute, deliver, comply with and perform its obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby, and no other action on the part of or vote of holders of any equity securities of such Stockholder is necessary to authorize the execution and delivery of, compliance with and performance by such Stockholder of this Agreement. This Agreement has been duly executed and delivered by such Stockholder and, assuming the due execution and delivery of this Agreement by the Company, Parent, Topco and Topco Aggregator, constitutes a legal, valid and binding agreement of such Stockholder enforceable against such Stockholder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally.

6.2           No Conflict. The execution and delivery of, compliance with and performance of this Agreement by such Stockholder including, for the avoidance of doubt, the contribution to Topco of the Rollover Units, do not and will not (i) conflict with or result in any violation or breach of any provision of the certificate of formation or operating agreement or similar organizational documents of such Stockholder, (ii) conflict with or result in any violation or breach of any provision of the Focus LLC Agreement, (iii) conflict with or result in a violation or breach of any applicable Law, (iv) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which such Stockholder is entitled, under any Contract binding upon such Stockholder, or to which any of its properties, rights or other assets are subject or (v) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of such Stockholder, except in the case of clauses (i), (ii), (iii), (iv) and (v) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, prohibit or impair in any material respect the consummation of the Mergers or the performance by such Stockholder of its obligations under this Agreement.

6.3           Consents. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or any other Person, is required by or with respect to the Stockholder in connection with the execution and delivery of this Agreement or the consummation by the Stockholder of the transactions contemplated hereby, except (a) as required by the rules and regulations promulgated under the Exchange Act, the Securities Act, or state securities, takeover and “blue sky” laws, (b) compliance with any applicable requirements of the HSR Act and any applicable foreign Antitrust Laws, (c) the applicable rules and regulations of the SEC or any applicable stock exchange or (d) as would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, prohibit, impair in any material respect or materially delay the consummation of the Mergers or the performance by such Stockholder of its obligations under this Agreement.

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6.4           Ownership of the Owned Shares and Owned Units. Such Stockholder is, as of the date hereof, the record and beneficial owner of the Owned Shares and the Owned Units, all of which are free and clear of any Liens, other than those created by this Agreement, the Merger Agreement, the Focus LLC Agreement or arising under applicable securities laws. Such Stockholder has the full legal right, power and authority to deliver the Rollover Equity to Parent pursuant to Section 2. Such Stockholder does not own, of record or beneficially, any shares of capital stock of the Company, or other rights to acquire shares of capital stock of the Company, in each case other than the Owned Shares and Owned Units. Such Stockholder has the sole right to dispose of the Owned Shares and Owned Units, and none of the Owned Shares or Owned Units is subject to any pledge, disposition, transfer or other agreement, arrangement or restriction, except as contemplated by this Agreement. As of the date hereof, such Stockholder has not entered into any agreement to Transfer any Owned Shares or Owned Units and no person has a right to acquire any of the Owned Shares or Owned Units held by such Stockholder.

6.5           Absence of Litigation. As of the date hereof, there is no legal action pending against, or, to the knowledge of the Stockholder, threatened against the Stockholder that would reasonably be expected to prevent, materially or materially impair the ability of the Stockholder to perform its obligations under this Agreement.

6.6           Investment. The Exchanged Shares and the TopCo Aggregator Units to be acquired by the Stockholder pursuant to this Agreement will be acquired for the Stockholder’s own account and not with a view to, or intention of, distribution thereof in violation of any applicable state securities laws. Each Stockholder is an “accredited investor” within the meaning of Rule 501 of Regulation D of the SEC. Each Stockholder is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Exchanged Shares and the TopCo Aggregator Units. Each Stockholder is able to bear the economic risk of its investment in the Exchanged Shares and the TopCo Aggregator Units for an indefinite period of time because the Exchanged Shares and the TopCo Aggregator Units have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. Each Stockholder has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Exchanged Shares and the TopCo Aggregator Units and has had access to such other information concerning Parent as such Stockholder has requested.

6.7           Finders Fees. No broker, investment bank, financial advisor or other person is entitled to any broker’s, finder’s, financial adviser’s or similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder.

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7.             Representations and Warranties of Parent. Parent hereby represents and warrants to the Stockholders as follows:

7.1           Due Authority. Parent is a legal entity duly incorporated, validly existing and in good standing under the Laws of its jurisdiction of formation. Parent has all requisite corporate power and authority and has taken all corporate action necessary (including approval by the board of directors or applicable corporate bodies) to execute, deliver and perform its obligations under this Agreement in accordance with the terms hereof and no other corporate action by Parent or vote of holders of any class of the capital stock of Parent is necessary to approve and adopt this Agreement. This Agreement has been duly executed and delivered by Parent and, assuming the due execution and delivery of this Agreement by all of the other parties hereto, constitutes a valid and binding agreement of Parent enforceable against Parent in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally.

7.2           No Conflict. The execution, delivery and performance by Parent of this Agreement do not and will not, other than as provided in the Merger Agreement with respect to the Mergers and the other transactions contemplated thereby, (i) conflict with or result in any violation or breach of any provision of the certificate of incorporation or bylaws of Parent or the similar organizational documents of any of its Subsidiaries, (ii) conflict with or result in a violation or breach of any applicable Law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which Parent and any of its Subsidiaries are entitled, under any Contract binding upon Parent or any of its Subsidiaries, or to which any of their respective properties, rights or other assets are subject or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of Parent or any of its Subsidiaries, except in the case of clauses (ii), (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not reasonably be expected to restrict, prohibit or impair the performance by Parent of its obligations under this Agreement.

7.3           Consents. No consent, approval, order or authorization of, or registration, declaration or, (except as required by the rules and regulations promulgated under the Exchange Act, the Securities Act, or state securities, takeover and “blue sky” laws) filing with, any Governmental Authority or any other Person, is required by or with respect to Parent in connection with the execution and delivery of this Agreement or the consummation by Parent of the transactions contemplated hereby, except as would not, individually or in the aggregate, reasonably be expected to restrict, prohibit, impair or delay the consummation of the Mergers or the performance by Parent of its obligations under this Agreement.

7.4           Absence of Litigation. As of the date hereof, there is no legal action pending against, or, to the knowledge of Parent, threatened against or affecting Parent that would reasonably be expected to prevent, materially delay or materially impair the ability of Parent to perform its obligations under this Agreement.

7.5           Exchanged Shares. The Exchanged Shares and the Topco Aggregator Units, when issued to the Stockholder pursuant to the Rollover, will be duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued free and clear of any Liens, other than those created by governance documents of Topco or Topco Aggregator, as applicable, or arising under applicable securities Laws.

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8.             Representations and Warranties of the Company. The Company hereby represents and warrants to the Stockholders and Parent as follows:

8.1           Due Authority. The Company is a legal entity duly incorporated, validly existing and in good standing under the Laws of its jurisdiction of formation. The Company has all requisite corporate power and authority and has taken all corporate action necessary (including approval by the Company Board (acting on the recommendation of the Special Committee)) to execute, deliver and perform its obligations under this Agreement in accordance with the terms hereof and no other corporate action by the Company or vote of holders of any class of the capital stock of the Company is necessary to approve and adopt this Agreement. This Agreement has been duly executed and delivered by the Company and, assuming the due execution and delivery of this Agreement by all of the other parties hereto, constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally.

8.2           No Conflict. The execution, delivery and performance by the Company of this Agreement do not and will not, other than as provided in the Merger Agreement with respect to the Mergers and the other transactions contemplated thereby, (i) conflict with or result in any violation or breach of any provision of the certificate of incorporation or bylaws of the Company or the similar organizational documents of any of its Subsidiaries, (ii) conflict with or result in a violation or breach of any applicable Law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Company and any of its Subsidiaries are entitled, under any Contract binding upon the Company or any of its Subsidiaries, or to which any of their respective properties, rights or other assets are subject or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of the Company or any of its Subsidiaries, except in the case of clauses (ii), (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not reasonably be expected to restrict, prohibit or impair the performance by the Company of its obligations under this Agreement.

9.             Stockholder Capacity. This Agreement is being entered into by the Stockholders solely in their respective capacity as a record or beneficial owner of the Owned Shares and Owned Units, and nothing in this Agreement shall restrict or limit the ability of any of the Stockholders or any of their respective Affiliates or Representatives who is a director or officer of the Company or any of the Company’s Subsidiaries to take, or refrain from taking, any action in his or her capacity as a director or officer of the Company or any of its Subsidiaries, including the exercise of fiduciary duties to the Company or its stockholders, and any such action taken in such capacity or any such inaction shall not constitute a breach of this Agreement, and the provisions of this Agreement shall not apply to such directors or officers in their capacity as such.

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10.           Non-Survival of Representations, Warranties and Covenants. Other than the covenants and agreements in Section 2.4, Section 2.6, Section 2.7, Section 3, Section 11, Sections 13 through 28 and, solely to the extent and only for so long as the provisions and obligations incorporated by reference in Section 4.5 survive under the terms of the Interim Investors Agreement, Section 4.5 (and such applicable provisions incorporated by reference therein), in each case, which shall survive the Company Merger Effective Time, the representations, warranties and covenants contained herein shall not survive the Company Merger Effective Time.

11.           Waiver of Appraisal and Dissenter Rights and Certain Other Actions. The Stockholder hereby irrevocably and unconditionally waives, to the fullest extent of the Law, and agrees to cause to be waived and not to assert any appraisal rights, any dissenter’s rights and any similar rights under Section 262 of the DGCL or otherwise with respect to the Owned Shares or Owned Units with respect to the Mergers and the transactions contemplated by the Merger Agreement.

12.           Certain Adjustments. In the event of a stock split, stock dividend or distribution, or any change in the Common Stock and Focus LLC Units by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Common Stock”, “Covered Shares”, “Class A Rollover Shares”, “Rollover Units”, “Rollover Equity”, “Owned Shares”, “Class A Owned Shares”, “Class B Owned Shares” and “Owned Units” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

13.           Further Assurances. Parent and Stockholders shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent and the Stockholders may reasonably request to the extent necessary to effect the transactions contemplated by this Agreement and the Merger Agreement, including any documentation necessary to effect the Rollover in accordance with the terms hereof.

14.           Notices. All notices, requests, instructions or other communications or documents to be given or made hereunder by any party to the other parties to this Agreement shall be in writing and (a) served by personal delivery by hand upon the part(ies) for whom it is intended, (b) served by an internationally recognized overnight courier service upon the part(ies) for whom it is intended, (c) delivered by registered or certified mail, return receipt requested or (d) sent by email:

if to Stockholder to:

c/o Stone Point Capital LLC

20 Horseneck Lane

Greenwich, CT 06830

Attn:	Fayez S. Muhtadie; Peter M. Mundheim
Email:	fmuhtadie@stonepoint.com; pmundheim@stonepoint.com

with a copy (which will not constitute notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Attn:	Elizabeth A. Cooper; Mark C. Viera
Email:	ecooper@stblaw.com; mark.viera@stblaw.com

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if to Parent to:

c/o Clayton Dubilier & Rice, LLC

375 Park Avenue, 18th Floor

New York, NY 10152

Attn:	David Winokur
Email:	dwinokur@cdr-inc.com

with a copy (which will not constitute notice) to:

Kirkland & Ellis LLP
601 Lexington Avenue
New York, New York 10022

Attn:	David Klein, P.C.; Rachael Coffey, P.C.
Email:	dklein@kirkland.com; rachael.coffey@kirkland.com

Kirkland & Ellis LLP
300 North LaSalle

Chicago, IL 60654

Attn:	Richard Campbell, P.C.; Kevin Mausert, P.C.
Email:	rcampbell@kirkland.com; kmausert@kirkland.com

If to the Company, to:

Focus Financial Partners Inc.
875 Third Avenue, 28th Floor
New York, NY 10022

Attention:	Russell McGranahan
Email:	rmcgranahan@focuspartners.com

with a copy (which shall not constitute notice) to:

Vinson & Elkins L.L.P.
845 Texas Avenue, Suite 4700
Houston, TX 77002

Attention:	Stephen Gill
Email:	sgill@velaw.com

Vinson & Elkins L.L.P.
1114 Avenue of the Americas, 32nd Floor
New York, NY 10036

Attention:	Stancell Haigwood
Email:	shaigwood@velaw.com

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and

Potter Anderson & Corroon LLP

1313 North Market Street, 6th Floor

Wilmington, DE 19801

Attention:	Mark A. Morton
Email:	mmorton@potteranderson.com

15.           Interpretation. The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb). Unless the context of this Agreement clearly requires otherwise, words importing the masculine gender shall include the feminine and neutral genders and vice versa, and the definitions of terms contained in this Agreement are applicable to the singular as well as the plural forms of such terms. The words “includes” or “including” shall mean “including without limitation,” the words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or article in which such words appear, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if,” any reference to a Law shall include any rules and regulations promulgated thereunder, and any reference to any Law in this Agreement shall mean such Law as from time to time amended, modified or supplemented. Currency amounts referenced herein are in U.S. Dollars. Each reference to a “wholly-owned Subsidiary” or “wholly-owned Subsidiaries” of a Person shall be deemed to include any Subsidiary of such Person where all of the equity interests of such Subsidiary are directly or indirectly owned by such Person (other than directors qualifying shares, nominee shares or other equity interests that are required by Law or regulation to be held by a director or nominee).

16.           Entire Agreement. This Agreement (along with the documents referenced herein), the Interim Investors Agreement and the Merger Agreement collectively constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties hereto, with respect to the subject matter hereof.

17.           No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

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18.           Governing Law and Venue; Waiver of Jury Trial. This Agreement and any claim, cause of action or proceeding (whether at law, in contract or in tort) that may directly or indirectly be based upon, relate to or arise out of this Agreement or any transaction contemplated hereby, or the negotiation, execution or performance hereunder shall be governed by and construed and enforced in accordance with the Laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdictions other than the State of Delaware. In addition, each of the parties hereto (i) irrevocably and unconditionally submits to the personal jurisdiction and venue of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware does not have subject matter jurisdiction, the United States District Court for the District of Delaware or, if jurisdiction is not then available in the United States District Court for the District of Delaware, then any Delaware state court) (the “Chosen Courts”) in the event of any claim, cause of action or proceeding between or among the parties hereto (whether in contract, tort, or otherwise) arising out of or relating to this Agreement or the transactions contemplated hereby, (ii) expressly waives any claim of lack of personal jurisdiction or improper venue and any claims that such courts are an inconvenient forum with respect to such a claim; (iii) agrees that it shall not bring any claim, cause of action or proceeding against any other parties hereto arising out of or relating to this Agreement or the transactions contemplated hereby in any court other than the Chosen Courts and that a final judgment in any legal proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law; and (iv) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from the Chosen Courts. Each of the parties irrevocably consents to the service of process of any of the aforementioned courts in any such claim, cause of action or proceeding by the mailing of copies thereof by registered or certified mail or by overnight courier service, postage prepaid, to its address set forth in Section 14. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, CAUSE OF ACTION OR PROCEEDING (WHETHER AT LAW, IN CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 18, (iii) UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, AND (iv) MAKES THIS WAIVER VOLUNTARILY.

19.           Assignment; Successors. Other than as provided herein, neither this Agreement nor any of the rights, interests or obligations under this Agreement (including those set forth in Section 2.1(a)) may be assigned or delegated, in whole or in part, by operation of Law or otherwise, by any party hereto without the prior written consent of the other parties hereto, and any such assignment without such prior written consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.

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20.           Enforcement. The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties hereto do not perform the provisions of this Agreement (including any party hereto failing to take such actions that are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties hereto acknowledge and agree that (a) the parties hereto will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement or to enforce specifically the terms and provisions hereof, (b) the parties hereto will not assert that a remedy of monetary damages would provide an adequate remedy for such breach and (c) the right of specific enforcement is an integral part of the transactions contemplated hereby and without that right, none of the Company, Parent, Topco, Topco Aggregator or the Stockholder would have entered into this Agreement.

21.           Non-Recourse. This Agreement may only be enforced against, and any Action based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. No past, present or future director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney or other Representative of any party hereto or any of their successors or permitted assigns or any direct or indirect director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney, Representative, successor or permitted assign of any of the foregoing, shall have any liability to the Stockholder, Parent, the Company, Topco or Topco Aggregator for any obligations or liabilities of any party under this Agreement or for any legal proceeding (whether in tort, contract or otherwise) based on, in respect of or by reason of the transactions contemplated hereby or in respect of any written or oral representations made or alleged to be made in connection herewith.

22.           Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

23.           Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart. Any such counterpart, to the extent delivered by electronic delivery, will be treated in all manners and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto may raise the use of an electronic delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an electronic delivery, as a defense to the formation of a contract, and each party hereto forever waives any such defense, except to the extent such defense relates to lack of authenticity.

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24.           Amendment; Waiver. This Agreement may be amended by the parties hereto, and the terms and conditions hereof may be waived, only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance. No failure or delay on the part of a party in the exercise of any right or remedy hereunder shall impair such right or power or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or of any other right or power.

25.           No Presumption Against Drafting Party. The Company, Parent and the Stockholder acknowledge that each party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of Law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.

26.           No Agreement until Executed. This Agreement shall not be effective unless and until the Company Board has approved, for purposes of any applicable anti-takeover laws and regulations, and any applicable provision of the Amended and Restated Certificate of Incorporation of the Company, the Merger Agreement, this Agreement and the transactions contemplated by the Merger Agreement, including the Mergers.

27.           No Ownership Interest. Except as expressly provided in Section 2 with respect to the Rollover Equity, (a) nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares and (b) all ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Stockholder.

28.           Company Special Committee Approval. Notwithstanding any provision to the contrary, no amendment or waiver of any provision of this Agreement shall be made by the Company or the Company Board without first obtaining the approval of the Special Committee. The Special Committee shall direct enforcement by the Company of any provisions of this Agreement against the Stockholder.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

TRIDENT FFP LP

By:	Trident FFP GP LLC, as general partner

By:	/s/ Peter Mundheim
Name: Peter Mundheim
Title: Vice President and Assistant Secretary

TRIDENT VI, L.P.

By:	Stone Point Capital LLC, as manager

By:	/s/ Peter Mundheim
Name: Peter Mundheim
Title: Managing Director and Counsel

TRIDENT VI PARALLEL FUND, L.P.

By:	Stone Point Capital LLC, as manager

By:	/s/ Peter Mundheim
Name: Peter Mundheim
Title: Managing Director and Counsel

TRIDENT VI DE PARALLEL FUND, L.P.

By:	Stone Point Capital LLC, as manager

By:	/s/ Peter Mundheim
Name: Peter Mundheim
Title: Managing Director and Counsel

[Signature Page to Support Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

Ferdinand FFP Acquisition, LLC

By:	/s/ David Winokur
Name: David Winokur
Title: President

Ferdinand FFP Ultimate Holdings, LP

By:	/s/ David Winokur
Name: David Winokur
Title: President

Ferdinand FFP Parent, Inc.

By:	/s/ David Winokur
Name: David Winokur
Title: President

[Signature Page to Support Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

FOCUS FINANCIAL PARTNERS INC.

By:	/s/ Ruediger Adolf
	Name:	Ruediger Adolf
	Title:	Chief Executive Officer

[Signature Page to Support Agreement]

Exhibit A

Owned Shares

Stockholder	Class A Owned Shares	Class B Owned Shares	Owned Units
Trident FFP LP	-	8,250,165	8,250,165
Trident VI, L.P.	955,755	-	-
Trident VI Parallel Fund, L.P.	6,701,039	-	-
Trident VI DE Parallel Fund, L.P.	142,016	-	-

[Exhibit A to Support Agreement]

Exhibit B

Rollover Equity

Stockholder	Class A Rollover Shares	Class B Rollover Shares	Rollover Units
Trident FFP LP	-	4,125,083	4,125,083
Trident VI, L.P.	477,877	-	-
Trident VI Parallel Fund, L.P.	3,350,520	-	-
Trident VI DE Parallel Fund, L.P.	71,008	-	-

[Exhibit B to Support Agreement]

Exhibit 10.2

Execution Version

FORM OF TRA WAIVER AND EXCHANGE AGREEMENT

This TRA Waiver and Exchange Agreement (the “Waiver Agreement”) is dated as of February [_], 2023, and is by and among Focus Financial Partners Inc., a Delaware corporation (the “Company”), the undersigned Persons under the heading "Holder" on the signature pages hereto (collectively, the “Holder”), and Ferdinand FFP Parent, Inc., a Delaware corporation (“Parent”). Each of the Company, the Holder and Parent are referred to herein, individually, as a “Party” and, collectively, as the “Parties.”

RECITALS

WHEREAS, the Company, the Holder and certain other persons named therein are parties to that certain Tax Receivable Agreement, dated as of July 30, 2018 (the “Tax Receivable Agreement”); and

WHEREAS, in connection with the transactions contemplated by that certain Agreement and Plan of Merger, by and among the Company, Parent, Ferdinand FFP Merger Sub 1, Inc., Ferdinand FFP Merger Sub 2, LLC, dated as of the date hereof (the “Merger Agreement”), the Company and the Holder desire to terminate the Holder's rights and obligations in respect of the Tax Receivable Agreement, subject to and effective upon the consummation of the transactions contemplated in the Merger Agreement, in exchange for a TRA Note (as defined below) on the terms and subject to the conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Section 1.              Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Tax Receivable Agreement.

Section 2.              Acknowledgment of Change of Control. The Parties acknowledge and agree that the consummation of the transactions contemplated by the Merger Agreement shall constitute a Change of Control, which Change of Control shall, at the Company Merger Effective Time (as defined in the Merger Agreement), accelerate the Company’s obligations under the Tax Receivable Agreement in accordance with Section 4.2 of the Tax Receivable Agreement.

Section 3.              Payment of Early Termination Amount; TRA Note.

(a)           Subject to and effective upon the consummation of the transactions contemplated in the Merger Agreement, and notwithstanding anything to the contrary in the Tax Receivable Agreement (including, but not limited to, Section 4.4 and Section 4.5 thereof), the Parties agree that (i) the aggregate amount of the Early Termination Payment required to be paid by the Company and its Subsidiaries to the Holder as calculated under the Tax Receivable Agreement (the “Holder Early Termination Amount”) shall be paid by the Company in connection with the Closing (as defined in the Merger Agreement) in the form of a promissory note issued by the Company in favor of the Holder, on the terms and conditions attached hereto as Schedule A and such other terms as may be mutually agreed among the Company, the Holder and Parent, with a principal amount equal to the Holder Early Termination Amount (the “TRA Note”) and (ii) subject to Section 14, none of the Company or its Subsidiaries, or any successors thereof, shall be required to pay all or any portion of the Holder Early Termination Amount, or any other amounts pursuant to the Tax Receivable Agreement, in the form of cash at or in connection with the Closing. For the avoidance of doubt, the Holder Early Termination Amount shall be determined in accordance with the provisions of the Tax Receivable Agreement and Section 6.17 of the Merger Agreement. The Holder and the Company irrevocably agree that the issuance of the TRA Note by the Company in favor of the Holder pursuant to the terms hereof shall be in full satisfaction of the Holder's rights to payment (including any applicable portion of the Early Termination Payment) and obligations under the Tax Receivable Agreement, and such agreement is final and binding as of the date hereof.

Section 4.              Exchange, Waiver and Release. Subject to Section 14, upon the issuance of the TRA Note to the Holder, (i) the Holder hereby absolutely, irrevocably and unconditionally terminates, waives and releases all of its rights under the Tax Receivable Agreement, (ii) the Holder rescinds, annuls, cancels, repeals and eliminates any and all representations, covenants, agreements, obligations, responsibilities or liabilities of the Company, its Subsidiaries or any of its Affiliates contained in or existing under the Tax Receivable Agreement to the extent relating to or in favor of the Holder, and (iii) the Company and its Affiliates rescind, annul, cancel, repeal and eliminate any and all representations, covenants, agreements, obligations, responsibilities or liabilities of the Holder contained in or existing under the Tax Receivable Agreement to the extent relating to or in favor of the Company, its Subsidiaries or its Affiliates, in each case, without any continuing liability of the Holder, Company, Parent or any of their respective successors or Affiliates, as applicable. Subject to Section 14, other than claims in respect of this Agreement or the TRA Note, the Holder hereby absolutely, irrevocably and unconditionally agrees not to bring any claims, directly or indirectly, against the Company, Parent or any of their respective successors or Affiliates relating to or in respect of the Tax Receivable Agreement. Notwithstanding the foregoing, the Holder shall retain any of its rights under the Tax Receivable Agreement related to the determination of the Holder Early Termination Amount.

Section 5.              Representations and Warranties of the Parties. Each Party hereby represents and warrants to the other Parties that:

(a)           Power; Organization; Binding Agreement. Such Party has full power and authority to execute and deliver this Waiver Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by such Party of this Waiver Agreement, the performance by such Party of its obligations hereunder and the consummation by such Party of the transactions contemplated hereby have been duly and validly authorized by such Party and no other actions or proceedings on the part of such Party are necessary to authorize the execution and delivery by such Party of this Waiver Agreement, the performance by such Party of its obligations hereunder or the consummation by such Party of the transactions contemplated hereby. If such Party is not a natural person, such Party is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation. This Waiver Agreement has been duly executed and delivered by such Party, and, assuming this Waiver Agreement constitutes a valid and binding obligation of the other Parties, constitutes a valid and binding obligation of such Party, enforceable against such Party in accordance with its terms.

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(b)           No Conflicts. No filing with, and no permit, authorization, consent, or approval of, any governmental authority or other Person is necessary for the execution and delivery by such Party of this Waiver Agreement, the performance by such Party of its obligations hereunder, the termination of the Tax Receivable Agreement with respect to such Holder and the consummation by such Party of the transactions contemplated hereby. None of the execution and delivery by such Party of this Waiver Agreement, the performance by such Party of its obligations hereunder or the consummation by such Party of the transactions contemplated hereby will (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, commitment, arrangement, understanding or other agreement to which such Party is a party or by which such Party or any of such Party’s properties or assets may be bound, including any voting agreement or voting trust, (ii) violate any law, rule or regulation or order applicable to such Party or (iii) violate the constituent or organizational document of such Party.

(c)           No Finder’s Fees. No broker, investment banker, financial advisor, finder, agent or other person is entitled to any broker’s, finder’s, financial adviser’s or other similar fee or commission with respect to this Waiver Agreement based upon arrangements made by or on behalf of such Party in its capacity as such.

(e)           Reliance by Parent. In the case of the Holder and the Company, such Party understands and acknowledges that Parent and Merger Subs are entering into the Merger Agreement in reliance upon such Party’s execution and delivery of this Waiver Agreement. Such Party has been represented by or had the opportunity to be represented by, independent counsel of its own choosing, and it has had the full right and opportunity to consult with its attorney and its tax advisor, that to the extent, if any, that it desired, it availed itself of this right and opportunity, that it or its authorized officers (as the case may be) have carefully read and fully understand this Waiver Agreement and have had it fully explained to them by counsel (including tax counsel), that it is fully aware of the contents thereof and its meaning, intent and legal and tax effect, and that it or its authorized officers (as the case may be) is competent to execute this Waiver Agreement and has executed this Waiver Agreement free from coercion, duress and undue influence.

(f)            Absence of Litigation. As of the date hereof, there is no legal proceeding pending against, or, to the knowledge of such Party, threatened against such Party or any of its properties or assets that would reasonably be expected to prevent or materially delay or impair the consummation by such Party of the transactions contemplated by this Waiver Agreement or otherwise materially impair such Party’s ability to perform its obligations hereunder.

(g)           Rights in Tax Receivable Agreement. In the case of the Holder, the Holder is a party to the Tax Receivable Agreement and, the Holder has not assigned or otherwise transferred any of its rights or interests pursuant to the Tax Receivable Agreement.

Section 6.              Entire Agreement; Supersedure. This Waiver Agreement constitutes the entire agreement of the Parties in respect of the subject matter hereof and supersedes all prior contracts or agreements between or among the Parties in respect of such subject matter (including, but not limited to the Tax Receivable Agreement, except as otherwise set forth herein), whether written or oral.

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Section 7.              Intended Tax Treatment.

(a)           For U.S. federal (and applicable state and local) income tax purposes, the Parties intend that, (i) to the extent the Holder has the right to receive all or any portion of a TRA Note in respect of amounts owed to it under the Tax Receivable Agreement related to an Exchange of Units that has occurred prior to the Closing, (A) the receipt of the relevant portion of the TRA Note by the Holder shall be treated as a modification of an existing installment obligation of the Company under the Tax Receivable Agreement that does not give rise to any gain or loss under Code Section 453B and, unless an election has previously been made, the installment method shall continue to apply, (B) any payment under the relevant portion of the TRA Note (other than amounts properly accounted for as accrued or imputed interest) will be treated as a subsequent upward adjustment to the purchase price of the relevant Units and (C) the Company shall receive an increase in the tax basis of such Units equal to the amount of such TRA Note (other than any portion that is attributable to accrued or imputed interest), and (ii) to the extent the Holder has the right to receive all or any portion of a TRA Note in respect of amounts owed to it under the Tax Receivable Agreement related to Units that are exchanged for shares in the Company on the date of the Closing, (A) the receipt of the relevant portion of the TRA Note by the Holder shall be treated as additional purchase price paid by the Company for such Units and shall be eligible for installment reporting under Code Section 453, and (B) the Company shall receive an increase in the tax basis of such Units equal to the amount of such TRA Note (clause (a), the “Intended Tax Treatment”).

(b)          The Parties agree to file all tax returns consistent with the Intended Tax Treatment unless otherwise required by applicable law or by a final “determination” within the meaning of Section 1313(a)(1) of the Code. The Parties agree to cooperate in good faith to structure the issuance of the TRA Note and related transactions in a manner that, to the extent reasonably practicable, gives effect to the Intended Tax Treatment.

Section 8.              Governing Law. This Waiver Agreement and any claim, cause of action or Action (as defined in the Merger Agreement) (whether at law, in contract or in tort) that may directly or indirectly be based upon, relate to or arise out of this Waiver Agreement or any transaction contemplated hereby, or the negotiation, execution or performance hereunder shall be governed by, and construed and enforced in accordance with, the Laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

Section 9.              Consent to Jurisdiction. Each of the Parties (i) irrevocably and unconditionally submits to the personal jurisdiction and venue of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware does not have subject matter jurisdiction, the United States District Court for the District of Delaware or, if jurisdiction is not then available in the United States District Court for the District of Delaware, then any Delaware state court) (the “Chosen Courts”), in the event of any claim, Action or proceeding between the Parties (whether in contract, tort or otherwise) arises out of or relating to this Waiver Agreement or the transactions contemplated hereby, (ii) expressly waives any claim of lack of personal jurisdiction or improper venue and any claims that such courts are an inconvenient forum with respect to such a claim, (iii) agrees that it shall not bring any claim, action or proceeding against any other Parties arising out of or relating to this Waiver Agreement or the transactions contemplated hereby in any court other than the Chosen Courts and that a final judgment in any legal proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law, and (iv) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from the Chosen Courts. Each Party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail or by overnight courier service, postage prepaid, to its address set forth in Section 15.

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Section 10.            Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS WAIVER AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, ACTION OR PROCEEDING (WHETHER IN CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS WAIVER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING ANY LEGAL ACTION AGAINST ANY FINANCING SOURCE ARISING OUT OF OR RELATED TO THE DEBT FINANCING. EACH PARTY (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS WAIVER AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10, (III) UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, AND (IV) MAKES THIS WAIVER VOLUNTARILY.

Section 11.            Severability. The provisions of this Waiver Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Waiver Agreement, or the application of such provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Waiver Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.

Section 12.            Further Assurances. In connection with this Waiver Agreement and the transactions contemplated hereby, each Party shall execute and deliver all such future instruments and take such other and further action as may be reasonably necessary or appropriate to carry out the provisions of this Waiver Agreement and the intention of the Parties as expressed herein.

Section 13.            Amendment. Subject to the provisions of applicable Law (as defined in the Merger Agreement), this Waiver Agreement may be amended, modified or waived if, and only if, such amendment, modification or waiver is in writing and signed, in the case of an amendment or modification by each of the Company, the Holder and Parent, or in the case of a waiver, by the Party against whom the waiver is to be effective.

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Section 14.            Effectiveness; Termination. The waiver set forth in clause (ii) of Section 3(a) of payment of the Holder Early Termination Amount to the Holder in the form of cash at or in connection with the Closing and the waivers and releases set forth in Section 4 shall become effective upon the occurrence of both: (a) the Closing and (b) the Company issuing the TRA Note in favor of the Holder and such TRA Note being in full force and effect. This Waiver Agreement, and all rights and obligations of the Parties hereunder, shall terminate and shall have no further force or effect as of such date and time as the Merger Agreement shall have been validly terminated pursuant to Article VIII thereof.

Section 15.            Notices. All notices, requests, instructions or other communications or documents to be given or made hereunder by any Party to the other Parties to this Waiver Agreement shall be in writing and (a) served by personal delivery by hand upon the Party for whom it is intended, (b) served by an internationally-recognized overnight courier service upon the Party for whom it is intended, (c) delivered by registered or certified mail, return receipt requested or (d) sent by email:

If to the Company, to:

Focus Financial Partners Inc.

875 Third Avenue, 28th Floor

New York, NY 10022

Attention: Russell McGranahan

Email: rmcgranahan@focuspartners.com

with a copy (which shall not constitute notice or service of process):

Vinson & Elkins L.L.P.

845 Texas Avenue, Suite 4700

Houston, TX 77002

Attention: Stephen Gill

Email: sgill@velaw.com

with a copy (which shall not constitute notice or service of process) to:

Potter Anderson & Corroon LLP

1313 North Market Street, 6th Floor

Wilmington, DE 19801

Attention: Mark A. Morton

Email: mmorton@potteranderson.com

If to Parent to:

c/o Clayton, Dubilier & Rice, LLC

375 Park Avenue, 18th Floor

New York, NY 10152

Attention: David Winokur

Email: dwinokur@cdr-inc.com

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with a copy (which shall not constitute notice or service of process) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attention: David Klein, P.C.; Rachael Coffey, P.C.

Email: david.klein@kirkland.com; rachael.coffey@kirkland.com

Kirkland & Ellis LLP

300 N. LaSalle Street

Chicago, IL 60654

Attention: Richard Campbell, P.C.; Kevin Mausert, P.C.

Email: rcampbell@kirkland.com; kmausert@kirkland.com

and

c/o Stone Point Capital LLC

20 Horseneck Lane

Greenwich, CT 06830

Attention: Fayez S. Muhtadie; Peter M. Mundheim

Email: fmuhtadie@stonepoint.com; pmundheim@stonepoint.com

and

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Attention: Elizabeth A. Cooper; Mark C. Viera

Email: ecooper@stblaw.com; mark.viera@stblaw.com

If to the Holder to:

[●]

[●]

[●]

Attention: [●]

Email: [●]

with a copy (which shall not constitute notice or service of process) to:

Vinson & Elkins L.L.P.

845 Texas Avenue, Suite 4700

Houston, TX 77002

Attention: Stephen Gill

Email: sgill@velaw.com

or to such other Person or addressees as has or have been designated in writing by the Party to receive such notice provided above. Any notice, request, instruction or other communications or document given as provided above shall be deemed given to the receiving Party (w) upon actual receipt, if delivered personally, (x) on the next Business Day after deposit with an overnight courier, if sent by an overnight courier, (y) three Business Days after deposit in the mail, if sent by registered or certified mail or (z) upon confirmation of transmission if sent by email. Copies to outside counsel are for convenience only and failure to provide a copy to outside counsel does not alter the effectiveness of any notice, request, instruction or other communication otherwise given in accordance with this Section 15. Rejection or other refusal to accept, or the inability to deliver because of changed address or other details of which no notice is given, will be deemed to be receipt of any notice pursuant to this Section 15 as of the date of rejection, refusal or inability to deliver.

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Section 16.            Binding Effect. This Waiver Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective heirs, permitted successors, permitted assigns, permitted distributes, and legal representatives. Nothing expressed or mentioned in this Waiver Agreement is intended or shall be construed to give any Person other than the Parties and Parent and their respective permitted successors and assigns any legal or equitable right, remedy or claim under, in or in respect of this Waiver Agreement or any provision herein contained. No Party may assign any of its rights or obligations under this Waiver Agreement without the prior written consent of the other Parties; provided that, the Company may assign its rights or obligations to Parent or any of its Affiliates but shall remain liable in respect of such obligations except to the extent performed by Parent or such Affiliate. Notwithstanding anything herein to the contrary, all obligations of the Company under the TRA Note shall be novated to, and assumed by, Parent at the Closing without further liability or obligations of the Company or any further consent of Holder.

Section 17.            Headings. The headings contained in this Waiver Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Waiver Agreement.

Section 18.            Counterparts. This Waiver Agreement and any amendments to this Waiver Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement and will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Delivery of an executed counterpart of a signature page to this Waiver Agreement by facsimile transmission or by email of a .pdf attachment shall be effective as delivery of a manually executed counterpart of this Waiver Agreement.

Section 19.            Conflict. In the event of any conflict between the terms of the Tax Receivable Agreement (other than with respect to the defined terms set forth therein, which defined terms shall control) and the terms of this Waiver Agreement, the terms of this Waiver Agreement shall control.

[Signature pages follow.]

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IN WITNESS WHEREOF, the Parties have executed this Waiver Agreement as of the date set forth above.

COMPANY:

FOCUS FINANCIAL PARTNERS INC.

By:
Name:	Ruediger Adolf
Title:	Chief Executive Officer

[Signature Page to TRA Waiver and Exchange Agreement]

PARENT:

FERDINAND FFP PARENT, INC.

By:
Name:
Title:

[Signature Page to TRA Waiver and Exchange Agreement]

HOLDER:

By:
Name:

[Signature Page to TRA Waiver and Exchange Agreement]

Schedule A

TRA Note Term Sheet

(See attached)